UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSRS

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-05387

Franklin Mutual Series Funds

(Exact name of registrant as specified in charter)

101 John F. Kennedy Parkway, Short Hills, NJ 07078-2705

(Address of principal executive offices)   (Zip code)

Craig S. Tyle, One Franklin Parkway, San Mateo, CA  94403-1906

(Name and address of agent for service)

Registrant's telephone number, including area code: (210) 912-2100

Date of fiscal year end: _12/31

Date of reporting period:  06/30/10_

Item 1. Reports to Stockholders.

JUNE 30, 2010

SEMIANNUAL REPORT
AND SHAREHOLDER LETTER

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VALUE

Mutual Shares Fund

FRANKLIN TEMPLETON
INVESTMENTS

Franklin · Templeton · Mutual Series

SPECIALIZED EXPERTISE

TRUE DIVERSIFICATION

RELIABILITY YOU CAN TRUST

MUTUAL FUNDS |

Franklin Templeton Investments

Gain From Our Perspective®

Franklin Templeton’s distinct multi-manager structure combines the specialized expertise of three world-class investment management groups—Franklin, Templeton and Mutual Series.

Each of our portfolio management groups operates autonomously, relying on its own research and staying true to the unique investment disciplines that underlie its success.

Franklin. Founded in 1947, Franklin is a recognized leader in fixed income investing and also brings expertise in growth- and value-style U.S. equity investing.

Templeton. Founded in 1940, Templeton pioneered international investing and, in 1954, launched what has become the industry’s oldest global fund. Today, with offices in over 25 countries, Templeton offers investors a truly global perspective.

Mutual Series. Founded in 1949, Mutual Series is dedicated to a unique style of value investing, searching aggressively for opportunity among what it believes are undervalued stocks, as well as arbitrage situations and distressed securities.

Because our management groups work independently and adhere to different investment approaches, Franklin, Templeton and Mutual Series funds typically have distinct portfolios. That’s why our funds can be used to build truly diversified allocation plans covering every major asset class.

At Franklin Templeton Investments, we seek to consistently provide investors with exceptional risk-adjusted returns over the long term, as well as the reliable, accurate and personal service that has helped us become one of the most trusted names in financial services.

RETIREMENT PLANS | 529 COLLEGE SAVINGS PLANS | SEPARATE ACCOUNTS

Not part of the semiannual report

Geographic Breakdown

Based on Total Net Assets as of 6/30/10

U.S.
60.7%
U.K.
10.4%
Germany
5.2%
Switzerland
4.2%
France
3.7%
Denmark
1.7%
Japan
1.3%
Norway
1.1%
Spain
1.0%
Other
1.7%
Short-Term Investments & Other Net Assets
9.0%

period, home sales stalled as the homebuyer tax credit program ended, and the housing sector overall remained weak as the pace of home sales and housing starts failed to gain traction.

As signs emerged of a demand-led recovery in the period's first half, oil prices rose from $79 per barrel at the end of December 2009 to a period high of nearly $87 in early April. When mixed economic data began to indicate a slow recovery, oil prices drifted down as low as $66 in late May and ended the period at $76. The June 2010 inflation rate was an annualized 1.1%.[2] Core inflation, which excludes food and energy costs, rose at a 0.9% annualized rate.[2]

Given few inflationary pressures and uncertainty surrounding the economic recovery, the Federal Open Market Committee announced it intended to hold the federal funds target rate in the 0% to 0.25% range "for an extended period" as it laid the groundwork for an eventual tightening of monetary policy. As some U.S. economic data improved in early 2010, the Federal Reserve Board began withdrawing some of the extraordinary support policies it had provided in response to the 2008 financial crisis.

The International Monetary Fund raised its global economic growth estimates and global manufacturing continued to expand for most of the period; however, economic indicators were mixed. Corporate fundamentals remained strong, and the majority of earnings announcements around the world beat expectations despite growing concerns about margin preservation and the sustainability of earnings momentum. In the spring of 2010, a debt crisis affecting several European countries had the potential to stifle the fragile recovery. As a result of ongoing economic uncertainty, developed world policymakers maintained interest rates at very low levels. However, policymakers in a number of emerging markets began to incrementally withdraw stimulus measures by phasing out incentive programs and cautiously allowing interest rates and foreign exchange rates to rise.

As investor confidence rose amid encouraging economic data early in the period, global equity markets generally rallied, though the advance was uneven. However, as the period progressed, concerns about many European countries' creditworthiness and lingering doubts about the U.S. and global economic recovery contributed to significant equity market volatility and, ultimately, falling equity prices as many investors sought the relative safety of U.S. Treasury securities. Virtually all equity sectors and regions ended the reporting

2. Source: Bureau of Labor Statistics.

6 | Semiannual Report

Top 10 Holdings
6/30/10

Company *Sector/Industry, Country*	% of Total Net Assets
CVS Caremark Corp. *Food & Staples Retailing, U.S.*	2.5%
British American Tobacco PLC, ord. & ADR *Tobacco, U.K.*	2.2%
Kraft Foods Inc., A *Food Products, U.S.*	1.9%
Altria Group Inc. *Tobacco, U.S.*	1.9%
Nestle SA *Food Products, Switzerland*	1.8%
Imperial Tobacco Group PLC *Tobacco, U.K.*	1.8%
Microsoft Corp. *Software, U.S.*	1.7%
White Mountains Insurance Group Ltd. *Insurance, U.S.*	1.7%
Weyerhaeuser Co. *Paper & Forest Products, U.S.*	1.5%
UnitedHealth Group Inc. *Health Care Providers & Services, U.S.*	1.5%

Manager's Discussion

Even as the global stock market lost ground in the first half of 2010, several Fund investments increased in value, supporting its performance versus the benchmark index. Three holdings that contributed positively to overall Fund performance were Dr. Pepper Snapple Group (DPS), a North American soft drink bottler and distributor; A.P. Moller-Maersk, a Danish industrial conglomerate engaged in container shipping, port operations, oil production and food retailing; and Berkshire Hathaway, a U.S. company with interests in a variety of industries including insurance, utilities, apparel, food, building materials, jewelry and furniture retailers.

Earlier this year, PepsiCo purchased PepsiAmericas (PAS) and Pepsi Bottling Group (PBG), the two largest North American Pepsi bottlers. PAS and PBG held some distribution rights for certain brands owned by DPS. PepsiCo's purchase of these two bottlers triggered a change in control for the distribution rights held by PAS and PBG for Dr. Pepper and other brands owned by DPS. After the distribution contracts were renegotiated, PepsiCo paid DPS $900 million to retain the distribution rights for certain DPS brands. After PepsiCo announced the acquisition of PAS and PBG, Coca-Cola made a bid to buy the North American assets of its largest bottler, Coca-Cola Enterprises. This transaction also triggered a change in control, and Coca-Cola also agreed to make a sizable payment to retain distribution rights to distribute certain DPS brands. All of these factors contributed to a rise in DPS's stock price over the period.

Shares of A.P. Moller-Maersk rose over the six-month period, propelled by investors' growing awareness of significant and ongoing improvements in the company's container shipping business, which is the world's largest. This business segment, in particular, has had a major influence on the stock's historical performance.

Berkshire Hathaway was added to the S&P 500 after its acquisition of railroad operator Burlington Northern led to an increase of its shares available for trading. As a result, the share price benefited from index-fund buying. At period-end, there was no material change to our fundamental outlook for Berkshire's businesses or the stock's valuation.

Three key detractors from Fund performance were offshore oil drilling contractor Transocean; U.S. software giant Microsoft; and Orkla, a Norwegian conglomerate that engages in the production of aluminum, specialty chemicals, industrial materials, and a wide range of food and other consumer products.

8 | Semiannual Report

Transocean is the world’s largest offshore drilling contractor and owns a diversified fleet of deepwater, mid-water and shallow water rigs. Transocean’s stock price posted a steep decline during the period after its Deepwater Horizon rig, which was part of a joint effort with well operator BP, caught fire and sank in the Gulf of Mexico, triggering the biggest oil spill and environmental disaster in U.S. history. While investigations into the exact cause of the fire and resultant liabilities were ongoing at the end of June and could take years to resolve, we continued to believe the company is insured for the rig and loss of life and that its liability with respect to environmental clean-up should remain limited.

Microsoft was in the midst of a major product upgrade cycle, with new versions of core products like Windows and Office being released in 2009 and 2010. Microsoft shares had been strong in 2009 in anticipation of this product cycle and the resumption of enterprise IT spending, but in the first half of 2010 the share price deteriorated. In particular, the share price plummeted in May and June as fears of a double-dip recession and currency headwinds weighed on investors’ assessment of future sales.

Orkla’s share price fell following the announcement of its first quarter 2010 earnings results and some disappointment regarding the write-down in the value of its holding in Renewable Energy Corp. (REC). According to our analysis, the company’s industrial operations were beginning to perform better, including its Orkla Brands subsidiary. However, other Orkla holdings, especially those in the solar energy segment such as REC and Elkem Solar, continued to struggle. As a result, Orkla wrote off a further 4.6 billion Norwegian krone from the value of its REC stake.

Finally, investors should note that we maintained our currency hedging posture of being generally hedged to the U.S. dollar for most of our non-U.S. holdings. Since the dollar was stronger compared with most foreign currencies during the first half of 2010, our hedging strategy positively impacted performance.

Semiannual Report | 9

Thank you for your continued participation in Mutual Shares Fund. We look forward to serving your future investment needs.

F. David Segal, CFA Co-Portfolio Manager

Debbie A. Turner, CFA Assistant Portfolio Manager Mutual Shares Fund

CFA® is a trademark owned by CFA Institute.

The foregoing information reflects our analysis, opinions and portfolio holdings as of June 30, 2010, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

10 | Semiannual Report

Peter Langerman has been portfolio manager for Mutual Shares Fund since 2005. He joined Franklin Templeton Investments in 1996, serving in various capacities, including President and Chief Executive Officer of Franklin Mutual Advisers and member of the management team of the Funds, including Mutual Shares Fund. From 2002 to 2005, he served as director of New Jersey’s Division of Investment, overseeing employee pension funds. Between 1986 and 1996, Mr. Langerman was employed at Heine Securities Corporation, the Fund’s former manager.

F. David Segal has been portfolio manager for Mutual Shares Fund since 2005. He joined Franklin Templeton Investments in 2002. Previously, he was an analyst in the Structured Finance Group of MetLife for the period 1999 to 2002.

Debbie Turner has been assistant portfolio manager for Mutual Shares Fund since 2001. She joined Franklin Templeton Investments in 1996. Between 1993 and 1996, Ms. Turner was employed at Heine Securities Corporation, the Fund’s former manager.

Semiannual Report | 11

Performance Summary as of 6/30/10

Your dividend income will vary depending on dividends or interest paid by securities in the Fund’s portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance table does not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund’s dividends and capital gain distributions, if any, and any unrealized gains or losses.

12 | Semiannual Report

Performance Summary (continued)

Performance

Cumulative total return excludes sales charges. Average annual total return and value of $10,000 investment include maximum sales charges. Class Z/R: no sales charges; Class A: 5.75% maximum initial sales charge; Class B: contingent deferred sales charge (CDSC) declining from 4% to 1% over six years, and eliminated thereafter; Class C: 1% CDSC in first year only.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

Semiannual Report | 13

Performance Summary (continued)

Endnotes

Value securities may not increase in price as anticipated or may decline further in value. The Fund’s investments in foreign securities involve special risks including currency fluctuations, and economic and political uncertainties. The Fund may also invest in companies engaged in mergers, reorganizations or liquidations, which involve special risks as pending deals may not be completed on time or on favorable terms, as well as lower-rated bonds, which entail higher credit risk. The Fund’s prospectus also includes a description of the main investment risks.

Class Z: Class B: Class C:

Shares are available to certain eligible investors as described in the prospectus. These shares have higher annual fees and expenses than Class A shares.

Prior to 1/1/04, these shares were offered with an initial sales charge; thus actual total returns would have differed. These shares have higher annual fees and expenses than Class A shares.

Class R:	Shares are available to certain eligible investors as described in the prospectus. These shares have higher annual fees and expenses than Class A shares.

1. Cumulative total return represents the change in value of an investment over the periods indicated.

2. Average annual total return represents the average annual change in value of an investment over the periods indicated. Six-month return has not been annualized.

3. These figures represent the value of a hypothetical $10,000 investment in the Fund over the periods indicated.

4. Figures are as stated in the Fund’s prospectus current as of the date of this report. In periods of market volatility, assets may decline significantly, causing total annual Fund operating expenses to become higher than the figures shown.

14 | Semiannual Report

Your Fund’s Expenses

As a Fund shareholder, you can incur two types of costs:

  Transaction costs, including sales charges (loads) on Fund purchases; and

  Ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

Actual Fund Expenses

The first line (Actual) for each share class listed in the table provides actual account values and expenses. The “Ending Account Value” is derived from the Fund’s actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period by following these steps. Of course, your account value and expenses will differ from those in this illustration:

1.	Divide your account value by $1,000.
If an account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6.
2.	Multiply the result by the number under the heading “Expenses Paid During Period.”
If Expenses Paid During Period were $7.50, then 8.6 x $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.

Hypothetical Example for Comparison with Other Funds

Information in the second line (Hypothetical) for each class in the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical “Ending Account Value” is based on the actual expense ratio for each class and an assumed 5% annual rate of return before expenses, which does not represent the Fund’s actual return. The figure under the heading “Expenses Paid During Period” shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.

Semiannual Report | 15

Your Fund’s Expenses (continued)

Please note that expenses shown in the table are meant to highlight ongoing costs and do not reflect any transaction costs, such as sales charges. Therefore, the second line for each class is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

*Expenses are calculated using the most recent six-month expense ratio net of expense waivers, annualized for each class (Z: 0.86%; A: 1.16%; B: 1.86%; C: 1.86%; and R: 1.36%), multiplied by the average account value over the period, multiplied by 181/365 to reflect the one-half year period.

16 | Semiannual Report

Mutual Shares Fund Financial Highlights

(for a share outstanding throughout the period)

Net asset value, beginning of period	$19.19	$15.32	$25.33	$26.08	$23.95	$23.05
Income from investment operations[a]:						
Net investment income[b]	0.18	0.24[c]	0.45	0.70	0.42	0.47
Net realized and unrealized gains (losses)	(1.04)	4.06	(9.99)	0.17	3.90	1.92
Total from investment operations	(0.86)	4.30	(9.54)	0.87	4.32	2.39
Less distributions from:						
Net investment income	—	(0.43)	(0.27)	(0.75)	(0.52)	(0.29)
Net realized gains	—	—	(0.20)	(0.87)	(1.67)	(1.20)
Total distributions	—	(0.43)	(0.47)	(1.62)	(2.19)	(1.49)
Redemption fees[d]	—	—	—[e]	—[e]	—[e]	—[e]
Net asset value, end of period	$18.33	$19.19	$15.32	$25.33	$26.08	$23.95
Total return[f]	(4.48)%	28.20%	(37.92)%	3.30%	18.37%	10.39%
Ratios to average net assets[g]						
Expenses before waiver and payments by affiliates[h]	0.86%	0.90%[i]	0.79%[i]	0.75%[i]	0.84%[i]	0.81%[i]
Expenses net of waiver and payments by affiliates[h]	0.86%[i]	0.88%[i]	0.79%[i]	0.75%[i]	0.84%[i]	0.81%[i]
Ratios to average net assets, excluding dividend expense on securities sold short:						
Expenses before waiver and payments by affiliates	0.83%	0.85%[i]	0.78%[i]	0.74%[i]	0.76%[i]	0.76%[i]
Expenses net of waiver and payments by affiliates	0.83%[i]	0.83%[i]	0.78%[i]	0.74%[i]	0.76%[i]	0.76%[i]
Net investment income	1.88%	1.48%[c]	2.14%	2.57%	1.63%	1.99%
Supplemental data						
Net assets, end of period (000's)	$7,725,836	$8,472,347	$7,236,112	$13,262,561	$11,577,506	$8,951,080
Portfolio turnover rate	13.75%	47.87%	37.97%	40.57%	33.40%	21.57%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund. bBased on average daily shares outstanding. cNet investment income per share includes approximately ($0.08) per share related to an adjustment for uncollectible interest. Excluding the effect of this adjustment, the ratio of net investment income to average net assets would have been 1.95%. dEffective September 1, 2008, the redemption fee was eliminated. eAmount rounds to less than $0.01 per share. fTotal return is not annualized for periods less than one year. gRatios are annualized for periods less than one year. hIncludes dividend expense on securities sold short which varies from period to period. See below for expense ratios that reflect only operating expenses. iBenefit of expense reduction rounds to less than 0.01%. jBenefit of waiver and payments by affiliates rounds to less than 0.01%.

Semiannual Report | The accompanying notes are an integral part of these financial statements. | 17

Mutual Shares Fund Financial Highlights (continued)

(for a share outstanding throughout the period)

Net asset value, beginning of period	$19.06	$15.22	$25.14	$25.90	$23.82	$22.94
Income from investment operations[a]:						
Net investment income[b]	0.15	0.19[c]	0.39	0.61	0.32	0.39
Net realized and unrealized gains (losses)	(1.03)	4.02	(9.90)	0.17	3.88	1.91
Total from investment operations	(0.88)	4.21	(9.51)	0.78	4.20	2.30
Less distributions from:						
Net investment income	—	(0.37)	(0.21)	(0.67)	(0.45)	(0.22)
Net realized gains	—	—	(0.20)	(0.87)	(1.67)	(1.20)
Total distributions	—	(0.37)	(0.41)	(1.54)	(2.12)	(1.42)
Redemption fees[d]	—	—	—[e]	—[e]	—[e]	—[e]
Net asset value, end of period	$18.18	$19.06	$15.22	$25.14	$25.90	$23.82
Total return[f]	(4.62)%	27.84%	(38.10)%	2.97%	17.98%	9.98%
Ratios to average net assets[g]						
Expenses before waiver and payments by affiliates[h]	1.16%	1.20%[i]	1.08%[i]	1.07%[i]	1.18%[i]	1.16%[i]
Expenses net of waiver and payments by affiliates[h]	1.16%[j]	1.18%[i]	1.08%[i]	1.07%[i]	1.18%[i]	1.16%[i]
Ratios to average net assets, excluding dividend expense on securities sold short:						
Expenses before waiver and payments by affiliates	1.13%	1.15%[i]	1.07%[i]	1.06%[i]	1.10%[i]	1.11%[i]
Expenses net of waiver and payments by affiliates	1.13%[j]	1.13%[i]	1.07%[i]	1.06%[i]	1.10%[i]	1.11%[i]
Net investment income	1.58%	1.18%[c]	1.85%	2.25%	1.29%	1.64%
Supplemental data						
Net assets, end of period (000's)	$4,799,245	$5,100,309	$4,624,696	$8,469,264	$6,761,779	$4,211,238
Portfolio turnover rate	13.75%	47.87%	37.97%	40.57%	33.40%	21.57%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund. bBased on average daily shares outstanding. cNet investment income per share includes approximately ($0.08) per share related to an adjustment for uncollectible interest. Excluding the effect of this adjustment, the ratio of net investment income to average net assets would have been 1.65%. dEffective September 1, 2008, the redemption fee was eliminated. eAmount rounds to less than $0.01 per share. fTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year. gRatios are annualized for periods less than one year. hIncludes dividend expense on securities sold short which varies from period to period. See below for expense ratios that reflect only operating expenses. iBenefit of expense reduction rounds to less than 0.01%. jBenefit of waiver and payments by affiliates rounds to less than 0.01%.

18 | The accompanying notes are an integral part of these financial statements. | Semiannual Report

Mutual Shares Fund

Financial Highlights *(continued)*

Class B	Six Months Ended June 30, 2010 (unaudited)	Year Ended December 31, 2009	2008	2007	2006	2005
Per share operating performance						
(for a share outstanding throughout the period)						
Net asset value, beginning of period	$18.70	$14.94	$24.60	$25.35	$23.35	$22.50
Income from investment operations[a]:						
Net investment income[b]	0.08	0.08[c]	0.23	0.41	0.16	0.23
Net realized and unrealized gains (losses)	(1.00)	3.92	(9.65)	0.18	3.78	1.88
Total from investment operations	(0.92)	4.00	(9.42)	0.59	3.94	2.11
Less distributions from:						
Net investment income	—	(0.24)	(0.04)	(0.47)	(0.27)	(0.06)
Net realized gains	—	—	(0.20)	(0.87)	(1.67)	(1.20)
Total distributions	—	(0.24)	(0.24)	(1.34)	(1.94)	(1.26)
Redemption fees[d]	—	—	—[e]	—[e]	—[e]	—[e]
Net asset value, end of period	$17.78	$18.70	$14.94	$24.60	$25.35	$23.35
Total return[f]	(4.92)%	26.92%	(38.54)%	2.25%	17.21%	9.31%
Ratios to average net assets[g]						
Expenses before waiver and payments by affiliates[h]	1.86%	1.89%[i]	1.79%[i]	1.75%[i]	1.84%[i]	1.81%[i]
Expenses net of waiver and payments by affiliates[h]	1.86%[j]	1.87%[i]	1.79%[i]	1.75%[i]	1.84%[i]	1.81%[i]
Ratios to average net assets, excluding dividend expense on securities sold short:						
Expenses before waiver and payments by affiliates	1.83%	1.84%[i]	1.78%[i]	1.74%[i]	1.76%[i]	1.76%[i]
Expenses net of waiver and payments by affiliates	1.83%[j]	1.82%[i]	1.78%[i]	1.74%[i]	1.76%[i]	1.76%[i]
Net investment income	0.88%	0.49%[c]	1.14%	1.57%	0.63%	0.99%
Supplemental data						
Net assets, end of period (000's)	$171,897	$242,799	$272,750	$586,289	$659,186	$612,007
Portfolio turnover rate	13.75%	47.87%	37.97%	40.57%	33.40%	21.57%

[b]Based on average daily shares outstanding.

[d]Effective September 1, 2008, the redemption fee was eliminated.

[e]Amount rounds to less than $0.01 per share.

[g]Ratios are annualized for periods less than one year.

[i]Benefit of expense reduction rounds to less than 0.01%.

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund. bBased on average daily shares outstanding. cNet investment income per share includes approximately ($0.08) per share related to an adjustment for uncollectible interest. Excluding the effect of this adjustment, the ratio of net investment income to average net assets would have been 0.95%. dEffective September 1, 2008, the redemption fee was eliminated. eAmount rounds to less than $0.01 per share. fTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year. gRatios are annualized for periods less than one year. hIncludes dividend expense on securities sold short which varies from period to period. See below for expense ratios that reflect only operating expenses. iBenefit of expense reduction rounds to less than 0.01%. jBenefit of waiver and payments by affiliates rounds to less than 0.01%.

20 | The accompanying notes are an integral part of these financial statements. | Semiannual Report

Mutual Shares Fund

Financial Highlights *(continued)*

Class R	Six Months Ended June 30, 2010 (unaudited)	Year Ended December 31, 2009	2008	2007	2006	2005
Per share operating performance						
(for a share outstanding throughout the period)						
Net asset value, beginning of period	$18.95	$15.15	$25.00	$25.77	$23.72	$22.85
Income from investment operations[a]:						
Net investment income[b]	0.13	0.16[c]	0.34	0.55	0.28	0.35
Net realized and unrealized gains (losses)	(1.02)	3.99	(9.83)	0.18	3.86	1.91
Total from investment operations	(0.89)	4.15	(9.49)	0.73	4.14	2.26
Less distributions from:						
Net investment income	—	(0.35)	(0.16)	(0.63)	(0.42)	(0.19)
Net realized gains	—	—	(0.20)	(0.87)	(1.67)	(1.20)
Total distributions	—	(0.35)	(0.36)	(1.50)	(2.09)	(1.39)
Redemption fees[d]	—	—	—[e]	—[e]	—[e]	—[e]
Net asset value, end of period	$18.06	$18.95	$15.15	$25.00	$25.77	$23.72
Total return[f]	(4.70)%	27.51%	(38.19)%	2.77%	17.73%	9.88%
Ratios to average net assets[g]						
Expenses before waiver and payments by affiliates[h]	1.36%	1.40%[i]	1.29%[i]	1.25%[i]	1.34%[i]	1.31%[i]
Expenses net of waiver and payments by affiliates[h]	1.36%[j]	1.38%[i]	1.29%[i]	1.25%[i]	1.34%[i]	1.31%[i]
Ratios to average net assets, excluding dividend expense on securities sold short:						
Expenses before waiver and payments by affiliates	1.33%	1.35%[i]	1.28%[i]	1.24%[i]	1.26%[i]	1.26%[i]
Expenses net of waiver and payments by affiliates	1.33%[j]	1.33%[i]	1.28%[i]	1.24%[i]	1.26%[i]	1.26%[i]
Net investment income	1.38%	0.98%[c]	1.64%	2.07%	1.13%	1.49%
Supplemental data						
Net assets, end of period (000's)	$225,235	$227,649	$173,496	$297,777	$188,646	$109,305
Portfolio turnover rate	13.75%	47.87%	37.97%	40.57%	33.40%	21.57%

[b]Based on average daily shares outstanding.

[d]Effective September 1, 2008, the redemption fee was eliminated.

[e]Amount rounds to less than $0.01 per share.

[g]Ratios are annualized for periods less than one year.

[i]Benefit of expense reduction rounds to less than 0.01%.

Mutual Shares Fund

Statement of Investments, June 30, 2010 (unaudited)

	Country	Shares/Warrants/ Contracts	Value
Common Stocks and Other Equity Interests 84.6%			
Aerospace & Defense 0.1%			
[a] GenCorp Inc.	United States	2,073,770	$ 9,083,113
Air Freight & Logistics 0.4%			
TNT NV	Netherlands	2,255,958	57,339,814
Airlines 0.0%			
[a,b,c] Northwest Airlines Corp., Contingent Distribution	United States	111,348,000	—
Auto Components 0.4%			
[a,b,c] Collins & Aikman Products Co., Contingent Distribution	United States	3,845,673	38,458
[a,b,c] Dana Holding Corp., Contingent Distribution	United States	45,477,000	—
[a,d,e] IACNA Investor LLC	United States	678,719	6,787
[a,d,e,f] International Automotive Components Group Brazil LLC	Brazil	7,234,813	11,610,001
[a,d,e,f] International Automotive Components Group Japan LLC	Japan	1,104,272	6,228,045
[a,d,e,f] International Automotive Components Group LLC	Luxembourg	25,796,752	18,450,611
[a,d,e,f] International Automotive Components Group NA LLC, A	United States	19,434,979	14,126,703
			50,460,605
Automobiles 0.5%			
[a] Daimler AG (EUR Traded)	Germany	1,413,460	72,500,316
Beverages 4.6%			
Brown-Forman Corp., A	United States	125,460	7,301,772
Brown-Forman Corp., B	United States	788,910	45,149,319
Carlsberg AS, B	Denmark	984,186	75,456,738
Coca-Cola Enterprises Inc.	United States	2,995,300	77,458,458
Dr. Pepper Snapple Group Inc.	United States	4,904,006	183,360,784
PepsiCo Inc.	United States	1,453,924	88,616,668
Pernod Ricard SA	France	2,186,962	171,145,388
			648,489,127
Biotechnology 0.5%			
[a] Amgen Inc.	United States	1,441,160	75,805,016
Building Products 0.7%			
[a] Owens Corning Inc.	United States	3,320,705	99,322,287
Capital Markets 2.0%			
The Goldman Sachs Group Inc.	United States	602,420	79,079,674
Morgan Stanley	United States	5,556,690	128,970,775
[a] UBS AG (CHF Traded)	Switzerland	5,843,234	78,368,653
			286,419,102
Chemicals 0.9%			
[a,b,c] Dow Corning Corp., Contingent Distribution	United States	21,830,547	3,157,637
Linde AG	Germany	1,221,550	129,257,957
			132,415,594
Commercial Banks 3.5%			
Barclays PLC	United Kingdom	29,662,777	119,933,561
[a,d,e] Elephant Capital Holdings Ltd.	Japan	64,834	—
[a,d] First Southern Bancorp Inc.	United States	430,560	9,084,816
[a,e] Guaranty Bancorp	United States	5,731,834	6,075,744

22 | Semiannual Report

Mutual Shares Fund

Statement of Investments, June 30, 2010 (unaudited) *(continued)*

	Country	Shares/Warrants/ Contracts	Value
Common Stocks and Other Equity Interests (continued)			
Commercial Banks (continued)			
Intesa Sanpaolo SpA	Italy	15,273,862	$ 40,820,661
[a,d] NCB Warrant Holdings Ltd., A	Japan	301,530	—
PNC Financial Services Group Inc.	United States	1,876,403	106,016,770
[a,d] State Bank and Trust Co.	United States	1,467,000	22,371,750
Wells Fargo & Co.	United States	6,508,610	166,620,416
[a,e] West Coast Bancorp	United States	7,346,200	18,732,810
[a,d,e] West Coast Bancorp, wts., C, 10/23/16	United States	43,036	2,896,014
			492,552,542
Commercial Services & Supplies 0.0%[g]			
[a] Comdisco Holding Co. Inc.	United States	2,122	19,034
[a,b,c] Comdisco Holding Co. Inc., Contingent Distribution	United States	86,205,000	—
			19,034
Communications Equipment 0.8%			
[a] Motorola Inc.	United States	17,210,669	112,213,562
Computers & Peripherals 0.9%			
[a,b,c] DecisionOne Corp., Contingent Distribution	United States	2,910,866	—
[a] Dell Inc.	United States	11,036,192	133,096,475
			133,096,475
Consumer Finance 1.0%			
[a,d] Cerberus CG Investor I LLC	United States	63,121,075	29,035,695
[a,d] Cerberus CG Investor II LLC	United States	63,120,130	29,035,260
[a,d] Cerberus CG Investor III LLC	United States	31,564,320	14,519,587
[a,d] GMAC Inc.	United States	10,725	64,349,400
			136,939,942
Diversified Consumer Services 0.2%			
Hillenbrand Inc.	United States	1,462,406	31,280,864
Diversified Financial Services 2.2%			
Bank of America Corp.	United States	13,931,410	200,194,362
[a,d,e] Bond Street Holdings LLC, A, 144A	United States	1,024,900	20,498,000
[a] CIT Group Inc.	United States	466,533	15,796,807
Deutsche Boerse AG	Germany	1,223,170	74,925,710
[a,b,c] Marconi Corp., Contingent Distribution	United Kingdom	77,739,439	—
			311,414,879
Diversified Telecommunication Services 2.6%			
[a,d,e] AboveNet Inc.	United States	1,685,069	79,501,555
[a,d,e] AboveNet Inc., stock grant, grant price $10.475, expiration date 9/09/13	United States	1,065	156,363
[a,d,e] AboveNet Inc., stock grant, grant price $30, expiration date 9/07/18	United States	229	15,737
[a,d,e] AboveNet Inc., wts., 9/08/10	United States	34,449	2,376,981
Cable & Wireless Communication PLC	United Kingdom	61,055,633	52,784,995
Cable & Wireless Worldwide PLC	United Kingdom	61,055,633	79,017,815

Semiannual Report | 23

Mutual Shares Fund

Statement of Investments, June 30, 2010 (unaudited) *(continued)*

	Country	Shares/Warrants/ Contracts	Value
Common Stocks and Other Equity Interests (continued)			
Diversified Telecommunication Services (continued)			
[a,b,c] Global Crossing Holdings Ltd., Contingent Distribution	United States	105,649,309	$ —
Telefonica SA	Spain	7,850,611	146,485,757
			360,339,203
Electric Utilities 2.5%			
[a,b,c] Calpine Corp., Contingent Distribution	United States	18,710,000	—
E.ON AG	Germany	5,251,033	142,843,097
Entergy Corp.	United States	821,510	58,836,546
Exelon Corp.	United States	2,855,950	108,440,422
Prime Infrastructure Group	Australia	14,234,065	39,031,927
			349,151,992
Electrical Equipment 0.5%			
Alstom SA	France	1,584,590	72,643,410
Electronic Equipment, Instruments & Components 0.5%			
Tyco Electronics Ltd.	United States	2,849,094	72,310,006
Energy Equipment & Services 2.4%			
Baker Hughes Inc.	United States	1,006,840	41,854,339
[a] Exterran Holding Inc.	United States	2,387,650	61,625,247
[a] Pride International Inc.	United States	1,850,030	41,329,670
Smith International Inc.	United States	1,915,000	72,099,750
[a] Transocean Ltd.	United States	2,571,652	119,144,637
			336,053,643
Food & Staples Retailing 4.5%			
Carrefour SA	France	1,570,699	62,900,105
CVS Caremark Corp.	United States	12,013,239	352,228,168
Kroger Co.	United States	7,343,068	144,585,009
Wal-Mart Stores Inc.	United States	1,504,460	72,319,392
			632,032,674
Food Products 4.8%			
Danone	France	671,550	36,306,163
General Mills Inc.	United States	3,030,740	107,651,885
Kraft Foods Inc., A	United States	9,718,476	272,117,328
Nestle SA	Switzerland	5,337,790	258,435,874
			674,511,250
Health Care Equipment & Supplies 0.9%			
Alcon Inc.	Switzerland	426,527	63,207,036
[a] Boston Scientific Corp.	United States	11,661,900	67,639,020
			130,846,056
Health Care Providers & Services 3.6%			
[a,e] Community Health Systems Inc.	United States	4,806,000	162,490,860
[a] Kindred Healthcare Inc.	United States	1,441,599	18,510,131
[a,e] Tenet Healthcare Corp.	United States	25,881,411	112,325,324
UnitedHealth Group Inc.	United States	7,408,020	210,387,768
			503,714,083

24 | Semiannual Report

Mutual Shares Fund

Statement of Investments, June 30, 2010 (unaudited) *(continued)*

	Country	Shares/Warrants/ Contracts	Value
Common Stocks and Other Equity Interests (continued)			
Hotels, Restaurants & Leisure 0.1%			
[a,d,e] GLCP Harrah's Investment LP	United States	22,185,100	$ —
Thomas Cook Group PLC	United Kingdom	4,811,987	12,850,806
			12,850,806
Household Durables 0.4%			
Stanley Black & Decker Inc.	United States	984,500	49,736,940
Independent Power Producers & Energy Traders 0.7%			
[a] NRG Energy Inc.	United States	4,755,658	100,867,506
Industrial Conglomerates 3.0%			
Orkla ASA	Norway	24,153,414	155,771,146
Siemens AG	Germany	2,072,525	188,046,968
Tyco International Ltd.	United States	2,324,265	81,883,856
			425,701,970
Insurance 6.0%			
ACE Ltd.	United States	2,345,100	120,725,748
[a] Alleghany Corp.	United States	369,990	108,518,067
[a] Berkshire Hathaway Inc., A	United States	1,243	149,160,000
[a] CNO Financial Group Inc.	United States	3,530,090	17,473,946
Old Republic International Corp.	United States	6,101,302	74,008,793
[a,d] Olympus Re Holdings Ltd.	United States	202,380	152,999
The Travelers Cos. Inc.	United States	1,385,982	68,259,614
[e] White Mountains Insurance Group Ltd.	United States	729,457	236,489,959
Zurich Financial Services AG	Switzerland	352,340	78,268,729
			853,057,855
IT Services 0.0%[g]			
[d] Glodyne Technoserve Ltd.	India	115,000	1,664,759
Leisure Equipment & Products 1.0%			
Mattel Inc.	United States	6,803,570	143,963,541
Machinery 0.2%			
[e] Federal Signal Corp.	United States	3,360,800	20,299,232
[a,d,e,f] MCII Holdings Inc.	United States	11,211	—
			20,299,232
Marine 1.1%			
A.P. Moller - Maersk AS, B	Denmark	20,138	160,249,512
Media 3.7%			
British Sky Broadcasting Group PLC	United Kingdom	2,909,494	30,480,134
News Corp., A	United States	16,311,312	195,083,292
Time Warner Cable Inc.	United States	1,267,452	66,008,900
Time Warner Inc.	United States	2,787,540	80,587,781
[a,b,e] TVMAX Holdings Inc.	United States	257,217	—
Virgin Media Inc.	United Kingdom	9,249,452	154,373,354
			526,533,461
Multi-Utilities 0.4%			
GDF Suez	France	1,830,119	52,604,987

Semiannual Report | 25

Mutual Shares Fund

Statement of Investments, June 30, 2010 (unaudited) *(continued)*

	Country	Shares/Warrants/ Contracts	Value
Common Stocks and Other Equity Interests (continued)			
Office Electronics 1.2%			
Xerox Corp.	United States	20,095,795	$ 161,570,192
Oil, Gas & Consumable Fuels 3.5%			
[a,b] Apco Oil Corp., Liquidating Trust	United States	9,200	—
BP PLC	United Kingdom	10,116,800	48,222,215
Marathon Oil Corp.	United States	5,891,520	183,167,357
Noble Energy Inc.	United States	596,875	36,009,469
Royal Dutch Shell PLC, A	United Kingdom	6,065,729	153,950,404
Total SA, B	France	1,523,752	68,894,527
			490,243,972
Paper & Forest Products 3.6%			
Domtar Corp.	United States	1,191,564	58,565,371
International Paper Co.	United States	6,496,269	147,010,567
MeadWestvaco Corp.	United States	3,882,628	86,194,342
Weyerhaeuser Co.	United States	6,165,330	217,019,616
			508,789,896
Pharmaceuticals 3.2%			
Eli Lilly & Co.	United States	6,097,610	204,269,935
Novartis AG	Switzerland	2,427,900	118,450,624
Pfizer Inc.	United States	9,424,780	134,397,363
			457,117,922
Real Estate Investment Trusts (REITs) 1.2%			
[a] Alexander's Inc.	United States	326,675	98,956,391
The Link REIT	Hong Kong	26,757,775	66,661,637
			165,618,028
Real Estate Management & Development 0.8%			
[a,b] Canary Wharf Group PLC	United Kingdom	14,262,931	62,968,407
[a] Forestar Group Inc.	United States	1,473,566	26,465,245
[a] The St. Joe Co.	United States	1,100,535	25,488,391
			114,922,043
Semiconductors & Semiconductor Equipment 1.4%			
[a] LSI Corp.	United States	24,355,334	112,034,536
Maxim Integrated Products Inc.	United States	5,411,800	90,539,414
			202,573,950
Software 2.4%			
Microsoft Corp.	United States	10,623,070	244,436,841
Nintendo Co. Ltd.	Japan	325,040	96,875,964
			341,312,805
Tobacco 8.0%			
Altria Group Inc.	United States	13,513,104	270,802,604
British American Tobacco PLC	United Kingdom	9,776,426	312,150,762
British American Tobacco PLC, ADR	United Kingdom	70,550	4,465,815
Imperial Tobacco Group PLC	United Kingdom	9,119,163	256,072,619

26 | Semiannual Report

Mutual Shares Fund

Statement of Investments, June 30, 2010 (unaudited) *(continued)*

	Country	Shares/Warrants/ Contracts	Value
Common Stocks and Other Equity Interests (continued)			
Tobacco (continued)			
Japan Tobacco Inc.	Japan	26,009	$ 81,695,502
Lorillard Inc.	United States	545,400	39,257,892
Philip Morris International Inc.	United States	1,599,950	73,341,708
Reynolds American Inc.	United States	1,824,190	95,076,783
			1,132,863,685
Transportation Infrastructure 0.4%			
Groupe Eurotunnel SA	France	8,414,142	57,355,967
Wireless Telecommunication Services 1.3%			
Vodafone Group PLC	United Kingdom	89,158,600	185,407,730
Total Common Stocks and Other Equity Interests (Cost $12,856,970,246)			11,946,261,348
Preferred Stocks 1.1%			
Automobiles 0.9%			
Volkswagen AG, pfd.	Germany	1,498,527	133,015,246
Commercial Banks 0.0%[g]			
[a,d] First Southern Bancorp Inc., cvt. pfd., C	United States	736	736,000
[a,d,e] West Coast Bancorp, cvt. pfd., B	United States	7,558	867,281
			1,603,281
Diversified Telecommunication Services 0.0%[g]			
[a,d] PTV Inc., 10.00%, pfd., A	United Kingdom	199,566	27,440
Machinery 0.2%			
[a,d,e,f] MCII Holdings Inc., PIK, pfd., A	United States	90,055	22,887,982
Total Preferred Stocks (Cost $213,934,851)			157,533,949
		Principal Amount[i]	
Corporate Bonds, Notes and Senior Floating Rate Interests 5.8%			
[j,k] Avaya Inc., Term Loan B-1, FRN, 3.26%, 10/26/14	United States	130,258,000	111,750,553
[k] Boston Generating LLC, FRN,			
Revolver, 0.408%, 12/21/13	United States	750,254	633,697
Synthetic Letter of Credit, 0.408%, 12/21/13	United States	2,679,425	2,263,158
Term Loan B, 2.783%, 12/21/13	United States	11,687,300	9,871,596
[d,h] Cerberus CG Investor I LLC, 12.00%, 7/31/14	United States	49,252,400	22,656,104
[d,h] Cerberus CG Investor II LLC, 12.00%, 7/31/14	United States	49,252,400	22,656,104
[d,h] Cerberus CG Investor III LLC, 12.00%, 7/31/14	United States	24,626,200	11,328,052
[k] Charter Communications Operating LLC, FRN, Incremental Term Loan, 7.25%, 3/06/14	United States	10,987,849	11,047,942
CIT Group Inc.,			
[k] New Term Loan Tranche 1B, FRN, 13.00%, 1/20/12	United States	14,114,921	14,593,064
senior secured sub. bond, 7.00%, 5/01/13	United States	6,877,510	6,619,603
senior secured sub. bond, 7.00%, 5/01/14	United States	10,316,266	9,774,662
senior secured sub. bond, 7.00%, 5/01/15	United States	10,316,266	9,594,127
senior secured sub. bond, 7.00%, 5/01/16	United States	47,647,779	43,716,837

Semiannual Report | 27

Mutual Shares Fund

Statement of Investments, June 30, 2010 (unaudited) *(continued)*

	Country	Principal Amount[i]	Value
Corporate Bonds, Notes and Senior Floating Rate Interests (continued)			
CIT Group Inc., (continued)			
senior secured sub. bond, 7.00%, 5/01/17	United States	50,441,293	$ 45,649,370
[k] Term Loan Tranche 2A, FRN, 9.50%, 1/20/12	United States	29,713,882	30,430,730
Exterran Holding Inc., senior note, cvt., 4.25%, 6/15/14	United States	3,754,000	4,947,397
[j,k] First Data Corp., Term Loan, FRN, 3.097%, 9/24/14,			
B-1	United States	94,296,501	79,536,458
B-2	United States	27,155,104	22,939,274
B-3	United States	7,208,766	6,075,389
[b,e,f,k] International Automotive Components Group NA Inc., Revolver, FRN, 5.50%, 1/18/13	United States	3,854,095	3,854,095
[d,e,f,h] International Automotive Components Group NA LLC, 9.00%, 4/01/17	United States	5,851,000	5,750,813
Realogy Corp.,			
[k] Delayed Draw Term Loan B, FRN, 3.292%, 10/10/13	United States	61,309,120	52,266,025
[k] Initial Term Loan B, FRN, 3.292%, 10/10/13	United States	94,127,241	80,243,473
Second Lien Term Loan, 13.50%, 10/15/17	United States	5,364,000	5,634,437
[k] Synthetic Letter of Credit, FRN, 3.349%, 10/10/13	United States	25,341,931	21,603,996
[k] Six Flags Theme Parks Inc., 2nd Lien Term Loan, FRN, 9.25%, 12/31/16	United States	40,189,000	40,088,527
[k] Smurfit-Stone Container Enterprises, Exit Term Loan, FRN, 6.75%, 2/22/16	United States	28,377,000	28,377,000
[k] Texas Competitive Electric Holdings Co. LLC, FRN, 3.85%, 10/10/14,			
Delayed Draw Term Loan	United States	50,342,081	37,010,440
Initial Tranche B-1 Term Loan	United States	71,506,255	53,048,703
Tranche B-2 Term Loan	United States	11,133,259	8,259,486
Tranche B-3 Term Loan	United States	32,899,936	24,402,508
[b,e,h] TVMAX Holdings Inc., PIK,			
11.50%, 7/31/10	United States	1,635,543	—
14.00%, 7/31/10	United States	2,271,186	—
Total Corporate Bonds, Notes and Senior Floating Rate Interests (Cost $880,009,155)			826,623,620
Corporate Bonds and Notes in Reorganization (Cost $50,392,477) 0.0%[g]			
[f,h] Wimar OPCO LLC/Finance Corp., senior sub. note, 9.625%, 12/15/14	United States	76,355,000	53,449

	Country	Shares/Principal Amount[i]	Value
Companies in Liquidation 0.0%[g]			
[a] Adelphia Recovery Trust	United States	99,967,609	3,318,924
[a,c] Adelphia Recovery Trust, Arahova Contingent Value Vehicle, Contingent Distribution	United States	12,005,115	2,851,215
[a,d,e,f] CB FIM Coinvestors LLC	United States	43,105,703	—
[a,b,c] Century Communications Corp., Contingent Distribution	United States	33,138,000	—
[a,d] FIM Coinvestor Holdings I, LLC	United States	53,924,666	—

28 | Semiannual Report

aNon-income producing. bSecurity has been deemed illiquid because it may not be able to be sold within seven days. At June 30, 2010, the aggregate value of these securities was $70,018,597, representing 0.50% of net assets. cContingent distributions represent the right to receive additional distributions, if any, during the reorganization of the underlying company. Shares represent total underlying principal of debt securities. dSee Note 9 regarding restricted securities. eSee Note 13 regarding holdings of 5% voting securities. fSee Note 15 regarding other considerations. gRounds to less than 0.1% of net assets. hSee Note 8 regarding credit risk and defaulted securities. iThe principal amount is stated in U.S. dollars unless otherwise indicated. jA portion or all of the security purchased on a delayed delivery basis. See Note 1(c).

Semiannual Report | 29

Mutual Shares Fund

Statement of Investments, June 30, 2010 (unaudited) (continued)

[k]The coupon rate shown represents the rate at period end. [l]The security is traded on a discount basis with no stated coupon rate.

mSecurity or a portion of the security has been segregated as collateral for securities sold short. At June 30, 2010, the value of this security and cash pledged amounted to $114,125,746. nSee Note 1(e) regarding securities sold short.

At June 30, 2010, the Fund had the following forward exchange contracts outstanding. See Note 1(d).

30 | Semiannual Report

Semiannual Report | The accompanying notes are an integral part of these financial statements. | 31

32 | The accompanying notes are an integral part of these financial statements. | Semiannual Report

Semiannual Report | The accompanying notes are an integral part of these financial statements. | 33

Mutual Shares Fund

Financial Statements (continued)

Statement of Operations

for the six months ended June 30, 2010 (unaudited)

Investment income:	
Dividends: (net of foreign taxes of $12,602,658)	
Unaffiliated issuers	$ 178,521,476
Non-controlled affiliated issuers (Note 13)	1,949,441
Interest:	
Unaffiliated issuers	28,205,622
Non-controlled affiliated issuers (Note 13)	315,235
Income from securities loaned	12,164
Total investment income	209,003,938
Expenses:	
Management fees (Note 3a)	43,685,926
Administrative fees (Note 3b)	5,829,262
Distribution fees: (Note 3c)	
Class A	7,721,306
Class B	1,073,275
Class C	6,622,441
Class R	591,086
Transfer agent fees (Note 3e)	8,627,469
Special servicing agreement fees (Note 14)	2,042,608
Custodian fees (Note 4)	546,927
Reports to shareholders	613,823
Registration and filing fees	87,320
Professional fees	1,618,062
Trustees' fees and expenses	217,164
Dividends on securities sold short	2,331,347
Other	339,082
Total expenses	81,947,098
Expenses waived/paid by affiliates (Note 3f)	(215,659)
Net expenses	81,731,439
Net investment income	127,272,499
Realized and unrealized gains (losses):	
Net realized gain (loss) from:	
Investments:	
Unaffiliated issuers	226,556,669
Non-controlled affiliated issuers (Note 13)	3,093,712
Foreign currency transactions	301,673,935
Securities sold short	5,446,494
Net realized gain (loss)	536,770,810
Net change in unrealized appreciation (depreciation) on:	
Investments	(1,390,890,032)
Translation of other assets and liabilities denominated in foreign currencies	59,500,535
Net change in unrealized appreciation (depreciation)	(1,331,389,497)
Net realized and unrealized gain (loss)	(794,618,687)
Net increase (decrease) in net assets resulting from operations	$ (667,346,188)

34 | The accompanying notes are an integral part of these financial statements. | Semiannual Report

Semiannual Report | The accompanying notes are an integral part of these financial statements. | 35

Mutual Shares Fund

Notes to Financial Statements (unaudited)

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Franklin Mutual Series Funds (Trust) is registered under the Investment Company Act of 1940, as amended, (1940 Act) as an open-end investment company, consisting of seven separate funds. The Mutual Shares Fund (Fund) is included in this report. The financial statements of the remaining funds in the Trust are presented separately. The Fund offers five classes of shares: Class Z, Class A, Class B, Class C, and Class R. Each class of shares differs by its initial sales load, contingent deferred sales charges, distribution fees, voting rights on matters affecting a single class and its exchange privilege.

The following summarizes the Fund’s significant accounting policies.

a. Financial Instrument Valuation

The Fund values its investments in securities and other assets and liabilities carried at fair value daily. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. Under procedures approved by the Fund’s Board of Trustees, the Fund may utilize independent pricing services, quotations from securities and financial instrument dealers, and other market sources to determine fair value.

Equity securities and derivative financial instruments (derivatives) listed on an exchange or on the NASDAQ National Market System are valued at the last quoted sale price or the official closing price of the day, respectively. Foreign equity securities are valued as of the close of trading on the foreign stock exchange on which the security is primarily traded, or the NYSE, whichever is earlier. The value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at the close of the NYSE on the day that the value of the security is determined. Over-the-counter securities are valued within the range of the most recent quoted bid and ask prices. Securities that trade in multiple markets or on multiple exchanges are valued according to the broadest and most representative market. Certain equity securities are valued based upon fundamental characteristics or relationships to similar securities.

Debt securities generally trade in the over-the-counter market rather than on a securities exchange. The Fund’s pricing services use multiple valuation techniques to determine fair value. In instances where sufficient market activity exists, the pricing services may utilize a market-based approach through which quotes from market makers are used to determine fair value. In instances where sufficient market activity may not exist or is limited, the pricing services also utilize proprietary valuation models which may consider market characteristics such as benchmark yield curves, option-adjusted spreads, credit spreads, estimated default rates, coupon rates, anticipated timing of principal repayments, underlying collateral, and other unique security features in order to estimate the relevant cash flows, which are then discounted to calculate the fair value. Securities denominated in a foreign currency are converted into their U.S. dollar equivalent at the foreign exchange rate in effect at the close of the NYSE on the date that the values of the foreign debt securities are determined.

36 | Semiannual Report

Mutual Shares Fund

Notes to Financial Statements (unaudited) (continued)

1.	ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (continued)
a.	Financial Instrument Valuation (continued)

Certain derivatives trade in the over-the-counter market. The Fund’s pricing services use various techniques including industry standard option pricing models and proprietary discounted cash flow models to determine the fair value of those instruments. The Fund’s net benefit or obligation under the derivative contract, as measured by the fair market value of the contract, is included in net assets.

The Fund has procedures to determine the fair value of securities and other financial instruments for which market prices are not readily available or which may not be reliably priced. Under these procedures, the Fund primarily employs a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. The Fund may also use an income-based valuation approach in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed.

Trading in securities on foreign exchanges and over-the-counter markets may be completed before the daily close of business on the NYSE. Occasionally, events occur between the time at which trading in a foreign security is completed and the close of the NYSE that might call into question the reliability of the value of a portfolio security held by the Fund. As a result, differences may arise between the value of the Fund’s portfolio securities as determined at the foreign market close and the latest indications of value at the close of the NYSE. In order to minimize the potential for these differences, the investment manager monitors price movements following the close of trading in foreign stock markets through a series of country specific market proxies (such as baskets of American Depository Receipts, futures contracts and exchange traded funds). These price movements are measured against established trigger thresholds for each specific market proxy to assist in determining if an event has occurred that may call into question the reliability of the values of the foreign securities held by the Fund. If such an event occurs, the securities may be valued using fair value procedures, which may include the use of independent pricing services.

b. Foreign Currency Translation

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. The Fund may enter into foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of securities, income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. Occasionally, events may impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar equivalent value. If such an event

Semiannual Report | 37

Mutual Shares Fund

Notes to Financial Statements (unaudited) (continued)

1.	ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (continued)
b.	Foreign Currency Translation (continued)

occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the Fund’s Board of Trustees.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments on the Statement of Operations.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

c. Securities Purchased on a Delayed Delivery Basis

The Fund may purchase securities on a delayed delivery basis, with payment and delivery scheduled for a future date. These transactions are subject to market fluctuations and are subject to the risk that the value at delivery may be more or less than the trade date purchase price. Although the Fund will generally purchase these securities with the intention of holding the securities, it may sell the securities before the settlement date. Sufficient assets have been segregated for these securities.

d. Derivative Financial Instruments

The Fund may invest in derivatives in order to manage risk or gain exposure to various other investments or markets. Derivatives are financial contracts based on an underlying or notional amount, require no initial investment or an initial net investment that is smaller than would normally be required to have a similar response to changes in market factors, and require or permit net settlement. Derivatives may contain various risks including the potential inability of the counterparty to fulfill their obligations under the terms of the contract, the potential for an illiquid secondary market, and the potential for market movements which may expose the Fund to gains or losses in excess of the amounts shown on the Statement of Assets and Liabilities. Realized gain and loss and unrealized appreciation and depreciation on these contracts for the period are included in the Statement of Operations.

The Fund generally enters into forward exchange contracts in order to manage and/or gain exposure to certain foreign currencies. A forward exchange contract is an agreement between the Fund and a counterparty to buy or sell a foreign currency for a specific exchange rate on a future date. Pursuant to the terms of the forward exchange contracts, cash or securities may be required to be deposited as collateral. Unrestricted cash received may be invested according to the Fund’s investment objectives.

38 | Semiannual Report

Mutual Shares Fund

Notes to Financial Statements (unaudited) (continued)

1.	ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (continued)
d.	Derivative Financial Instruments (continued)

The Fund generally purchases or writes option contracts in order to manage or gain exposure to equity price risk. An option is a contract entitling the holder to purchase or sell a specific amount of shares or units of a particular security, currency or index, or notional amount of a swap (swaption), at a specified price. Options purchased are recorded as an asset while options written are recorded as a liability. Upon exercise of an option, the acquisition cost or sales proceeds of the security is adjusted by any premium paid or received. Upon expiration of an option, any premium paid or received is recorded as a realized loss or gain. Upon closing an option other than through expiration or exercise, the difference between the premium and the cost to close the position is recorded as a realized gain or loss.

See Note 12 regarding other derivative information.

e. Securities Sold Short

The Fund is engaged in selling securities short, which obligates the Fund to replace a borrowed security with the same security at current market value. The Fund incurs a loss if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund realizes a gain if the price of the security declines between those dates. Gains are limited to the price at which the Fund sold the security short, while losses are potentially unlimited in size.

The Fund is required to establish a margin account with the broker lending the security sold short. While the short sale is outstanding, the broker retains the proceeds of the short sale and the Fund must maintain a deposit with broker consisting of cash and/or securities having a value equal to a specified percentage of the value of the securities sold short. The Fund is obligated to pay stock loan fees for borrowing the securities sold short and is required to pay the counter-party any dividends or interest due on securities sold short. Such dividends or interest and any stock loan fees are recorded as an expense to the Fund.

f. Securities Lending

The Fund participates in an agency based security lending program. The Fund receives cash collateral against the loaned securities in an amount equal to at least 102% of the market value of the loaned securities. Collateral is maintained over the life of the loan in an amount not less than 100% of the market value of loaned securities, as determined at the close of Fund business each day; any additional collateral required due to changes in security values is delivered to the Fund on the next business day. The collateral is invested in a non-registered money fund (Bank of New York Institutional Cash Reserve Fund or ICRF) managed by the Fund’s custodian on the Fund’s behalf. The Fund receives income from the investment of cash collateral, in addition to lending fees and rebates paid by the borrower. The Fund bears the market risk with respect to the collateral investment, securities loaned, and the risk that the agent may default on its obligations to the Fund. The securities lending agent has agreed to indemnify the Fund in the event of default by a third party borrower. At June 30, 2010, the Fund had no securities on loan.

Semiannual Report | 39

Mutual Shares Fund

Notes to Financial Statements (unaudited) (continued)

1.	ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (continued)
f.	Securities Lending (continued)

In September of 2008, the Bank of New York Mellon advised the Fund that the ICRF had exposure to certain defaulted debt obligations of Lehman Brothers Holdings, Inc. and that they had created a separate sleeve (Series B) of the ICRF to hold these securities apart from the main investments. Each investor in the ICRF was allocated its pro-rata portion of Series B. The Fund’s position in Series B is disclosed on the Statement of Investments at fair value and any unrealized loss attributable to the position is included in net assets.

g. Income Taxes

It is the Fund’s policy to qualify as a regulated investment company under the Internal Revenue Code and to distribute to shareholders substantially all of its taxable income and net realized gains. As a result, no provision for federal income taxes is required. The Fund files U.S. income tax returns as well as tax returns in certain other jurisdictions. As of June 30, 2010, and for all open tax years, the Fund has determined that no provision for income tax is required in the Fund’s financial statements. Open tax years are those that remain subject to examination by such taxing authorities, which in the case of the U.S. is three years after the filing of a fund’s tax return.

Foreign securities held by the Fund may be subject to foreign taxation on dividend income received. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests.

h. Security Transactions, Investment Income, Expenses and Distributions

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Amortization of premium and accretion of discount on debt securities are included in interest income. Dividend income and dividends declared on securities sold short are recorded on the ex-dividend date except that certain dividends from foreign securities are recognized as soon as the Fund is notified of the ex-dividend date. Distributions to shareholders are recorded on the ex-dividend date and are determined according to income tax regulations (tax basis). Distributable earnings determined on a tax basis may differ from earnings recorded in accordance with accounting principles generally accepted in the United States of America. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.

Common expenses incurred by the Trust are allocated among the funds based on the ratio of net assets of each fund to the combined net assets of the Trust. Fund specific expenses are charged directly to the fund that incurred the expense.

40 | Semiannual Report

Mutual Shares Fund

Notes to Financial Statements (unaudited) (continued)

1.	ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (continued)
h.	Security Transactions, Investment Income, Expenses and Distributions (continued)

Realized and unrealized gains and losses and net investment income, not including class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class. Differences in per share distributions, by class, are generally due to differences in class specific expenses.

i. Accounting Estimates

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

j. Guarantees and Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust, on behalf of the Fund, enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. Currently, the Trust expects the risk of loss to be remote.

2. SHARES OF BENEFICIAL INTEREST

At June 30, 2010, there were an unlimited number of shares authorized (without par value).

Transactions in the Fund’s shares were as follows:

Semiannual Report | 41

3. TRANSACTIONS WITH AFFILIATES

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton Investments. Certain officers and trustees of the Trust are also officers and/or directors of the following subsidiaries:

Subsidiary

Franklin Mutual Advisers, LLC (Franklin Mutual) Franklin Templeton Services, LLC (FT Services) Franklin Templeton Distributors, Inc. (Distributors)

Franklin Templeton Investor Services, LLC (Investor Services)

Affiliation Investment manager Administrative manager Principal underwriter Transfer agent

a. Management Fees

The Fund pays an investment management fee to Franklin Mutual based on the average daily net assets of the Fund as follows:

Mutual Shares Fund

Notes to Financial Statements (unaudited) (continued)

3.	TRANSACTIONS WITH AFFILIATES (continued)
b.	Administrative Fees

The Fund pays its allocated share of an administrative fee to FT Services based on the Trust’s aggregate average daily net assets as follows:

c. Distribution Fees

The Fund’s Board of Trustees has adopted distribution plans for each share class, with the exception of Class Z shares, pursuant to Rule 12b-1 under the 1940 Act. Under the Fund’s Class A reimbursement distribution plan, the Fund reimburses Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund’s shares up to the maximum annual plan rate. Under the Class A reimbursement distribution plan, costs exceeding the maximum for the current plan year cannot be reimbursed in subsequent periods.

In addition, under the Fund’s Class B, C, and R compensation distribution plans, the Fund pays Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund’s shares up to the maximum annual plan rate for each class.

The maximum annual plan rates, based on the average daily net assets, for each class, are as follows:

The Board of Trustees has set the current rate at 0.30% per year for Class A shares until further notice and approval by the Board.

d. Sales Charges/Underwriting Agreements

Distributors has advised the Fund of the following commission transactions related to the sales and redemptions of the Fund’s shares for the period:

e. Transfer Agent Fees

For the period ended June 30, 2010, the Fund paid transfer agent fees of $8,627,469, of which $5,249,109 was retained by Investor Services.

Semiannual Report | 43

Mutual Shares Fund

Notes to Financial Statements (unaudited) (continued)

3.	TRANSACTIONS WITH AFFILIATES (continued)
f.	Waiver and Expense Reimbursements

FT Services has voluntarily agreed to limit the increase in the Fund’s net annual operating expense ratio that results from the implementation of the Special Servicing Agreement (SSA) to 0.02% through April 30, 2010. See Note 14 regarding the SSA.

4. EXPENSE OFFSET ARRANGEMENT

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund’s custodian expenses. During the period ended June 30, 2010, there were no credits earned.

5. INDEPENDENT TRUSTEES’ RETIREMENT PLAN

On January 1, 1993, the Trust adopted an Independent Trustees’ Retirement Plan (“Plan”). The Plan is an unfunded defined benefit plan that provides benefit payments to Trustees whose length of service and retirement age meets the eligibility requirements of the Plan. Benefits under the plan are based on years of service and fees paid to each trustee at the time of retirement. Effective in December 1996, the Plan was closed to new participants.

During the period ended June 30, 2010, the Fund’s projected benefit obligation and benefit payments under the plan were as follows:

aThe projected benefit obligation is included in accrued expenses and other liabilities in the Statement of Assets and Liabilities. bThe increase in projected benefit obligation is included in trustees’ fees and expenses in the Statement of Operations.

6. INCOME TAXES

For tax purposes, capital losses may be carried over to offset future capital gains, if any.

At December 31, 2009, the capital loss carryforwards were as follows:

44 | Semiannual Report

Mutual Shares Fund

Notes to Financial Statements (unaudited) (continued)

6. INCOME TAXES (continued)

At June 30, 2010, the cost of investments and net unrealized appreciation (depreciation) for income tax purposes were as follows:

Net investment income differs for financial statement and tax purposes primarily due to differing treatments of defaulted securities, foreign currency transactions, payments-in-kind, bond discounts and premiums, accrued pension expenses, partnership distributions, and recognition of partnership income.

Net realized gains (losses) differ for financial statement and tax purposes primarily due to differing treatments of wash sales, foreign currency transactions, payments-in-kind, bond discounts and premiums, partnership distributions, recognition of partnership income, and index options.

7. INVESTMENT TRANSACTIONS

Purchases and sales of investments (excluding short term securities and securities sold short) for the period ended June 30, 2010, aggregated $2,522,218,450 and $1,858,526,611, respectively.

8. CREDIT RISK AND DEFAULTED SECURITIES

The Fund may purchase the pre-default or defaulted debt of distressed companies. Distressed companies are financially troubled and are about to be or are already involved in financial restructuring or bankruptcy. Risks associated with purchasing these securities include the possibility that the bankruptcy or other restructuring process takes longer than expected, or that distributions in restructuring are less than anticipated, either or both of which may result in unfavorable consequences to the Fund. If it becomes probable that the income on debt securities, including those of distressed companies, will not be collected, the Fund discontinues accruing income and recognizes an adjustment for uncollectible interest.

At June 30, 2010, the aggregate value of distressed company securities for which interest recognition has been discontinued was $62,444,522, representing 0.44% of the Fund’s net assets. For information as to specific securities, see the accompanying Statement of Investments.

Semiannual Report | 45

Mutual Shares Fund

Notes to Financial Statements (unaudited) *(continued)*

9. Restricted Securities

Principal Amount/ Shares/Warrants/ Contracts	Issuer	Acquisition Dates	Cost	Value
1,685,069	AboveNet Inc.	10/02/01 - 9/08/09	$ 44,630,142	$79,501,555
1,065	AboveNet Inc., stock grant, grant price $10.475, expiration date 9/09/13	4/17/06 - 9/08/06	—	156,363
229	AboveNet Inc., stock grant, grant price $30, expiration date 9/07/18	9/08/09	—	15,737
34,449	AboveNet Inc., wts., 9/08/10	10/02/01 - 9/07/07	3,603,181	2,376,981
1,024,900	Bond Street Holdings LLC, A, 144A	11/04/09	20,498,000	20,498,000
43,105,703	CB FIM Coinvestors LLC	1/15/09 - 6/02/09	—	—
63,121,075	Cerberus CG Investor I LLC	7/26/07 - 4/28/10	62,928,883	29,035,695
49,252,400	Cerberus CG Investor I LLC, 12.00%, 7/31/14	7/26/07	49,252,400	22,656,104
63,120,130	Cerberus CG Investor II LLC	7/26/07 - 4/28/10	62,927,938	29,035,260
49,252,400	Cerberus CG Investor II LLC, 12.00%, 7/31/14	7/26/07	49,252,400	22,656,104
31,564,320	Cerberus CG Investor III LLC	7/26/07 - 4/28/10	31,468,225	14,519,587
24,626,200	Cerberus CG Investor III LLC, 12.00%, 7/31/14	7/26/07	24,626,200	11,328,052
64,834	Elephant Capital Holdings Ltd.	8/29/03 - 3/10/08	10,025,406	—
53,924,666	FIM Coinvestor Holdings I, LLC	11/20/06 - 6/02/09	—	—
430,560	First Southern Bancorp Inc.	1/27/10	9,084,816	9,084,816
736	First Southern Bancorp Inc., cvt. pfd., C	1/27/10	736,000	736,000
22,185,100	GLCP Harrah's Investment LP	1/15/08	22,199,516	—
115,000	Glodyne Technoserve Ltd.	6/21/10	1,814,578	1,664,759
10,725	GMAC Inc.	11/20/06 - 6/02/09	253,897,100	64,349,400
678,719	IACNA Investor LLC	7/24/08	246,248	6,787
7,234,813	International Automotive Components Group Brazil LLC	4/13/06 - 12/26/08	4,811,544	11,610,001
1,104,272	International Automotive Components Group Japan LLC	9/26/06 - 3/27/07	9,586,103	6,228,045
25,796,752	International Automotive Components Group LLC	1/12/06 - 10/16/06	25,800,935	18,450,611
5,851,000	[a]International Automotive Components Group NA LLC, 9.00%, 4/01/17	3/30/07	5,938,765	5,750,813

46 | Semiannual Report

aThe Fund also invests in unrestricted securities or other investments in the issuer, valued at $3,854,095 as of June 30, 2010.

bThe Fund also invests in unrestricted securities or other investments in the issuer, valued at $18,732,810 as of June 30, 2010.

10. UNFUNDED LOAN COMMITMENTS

The Fund may enter into certain credit agreements, all or a portion of which may be unfunded. The Fund is obligated to fund these loan commitments at the borrowers’ discretion. Funded portions of credit agreements are presented on the Statement of Investments.

At June 30, 2010, unfunded commitments were as follows:

Unfunded loan commitments and funded portions of credit agreements are marked to market daily and any unrealized appreciation or depreciation is included in the Statement of Assets and Liabilities and Statement of Operations.

11. UNFUNDED CAPITAL COMMITMENTS

The Fund may enter into certain capital commitments and may be obligated to perform on such agreements at a future date. The Fund monitors these commitments and assesses the probability of required performance. For any agreements whose probability of performance is determined to be greater than remote, the Fund assesses the fair value of the commitment. In instances where the probability of performance is greater than remote and the performance under the commitment would result in an unrealized loss, the Fund recognizes such losses on the Statement of Assets and Liabilities and the Statement of Operations.

Semiannual Report | 47

Mutual Shares Fund

Notes to Financial Statements (unaudited) (continued)

11. UNFUNDED CAPITAL COMMITMENTS (continued)

At June 30, 2010, the Fund had aggregate unfunded capital commitments of $2,264,775, for which no depreciation has been recognized.

12. OTHER DERIVATIVE INFORMATION

At June 30, 2010, the Fund has invested in derivative contracts which are reflected on the Statement of Assets and Liabilities as follows:

For the period ended June 30, 2010, the effect of derivative contracts on the Fund’s Statement of Operations was as follows:

aRepresents the average notional amount for derivative contracts outstanding during the period. For derivative contracts denominated in foreign currencies, notional amounts are converted into U.S. dollars.

See Note 1(d) regarding derivative financial instruments.

48 | Semiannual Report

Mutual Shares Fund

Notes to Financial Statements (unaudited) (continued)

13. HOLDINGS OF 5% VOTING SECURITIES OF PORTFOLIO COMPANIES

The 1940 Act defines “affiliated companies” to include investments in portfolio companies in which a fund owns 5% or more of the outstanding voting securities. Investments in “affiliated companies” for the Fund for the period ended June 30, 2010, were as shown below.

Name of Issuer	Number of Shares/ Warrants/Contracts/ Principal Amount Held at Beginning of Period	Gross Additions	Gross Reductions	Number of Shares/ Warrants/Contracts/ Principal Amount Held at End of Period	Value at End of Period	Investment Income	Realized Capital Gain (Loss)
Controlled Affiliates[a]							
CB FIM Coinvestors LLC	43,105,703	—	—	43,105,703	$ —	$ —	$ —
MCII Holdings Inc.	11,211	—	—	11,211	—	—	—
MCII Holdings Inc., PIK, pfd., A	84,885	5,170	—	90,055	22,887,982	—	—
Total Controlled Affiliates					$22,887,982	$ —	$ —
Non-Controlled Affiliates							
AboveNet Inc.	1,685,069	—	—	1,685,069	$79,501,555	$ —	$ —
AboveNet Inc., stock grant, grant price $10.475, expiration date 9/09/13	1,065	—	—	1,065	156,363	—	—
AboveNet Inc., stock grant, grant price $30, expiration date 9/07/18	229	—	—	229	15,737	—	—
AboveNet Inc., wts., 9/08/10	34,449	—	—	34,449	2,376,981	—	—
Alexander's Inc.	326,675	—	—	326,675	98,956,391	816,688	—
Bond Street Holdings LLC, A, 144A	1,024,900	—	—	1,024,900	20,498,000	—	—
Community Health Systems Inc.	4,806,000	—	—	4,806,000	162,490,860	—	—
DecisionOne Corp.	1,879,100	—	1,879,100	—	—	—	1,531,602
DecisionOne Corp., senior secured note, 15.00%, 11/30/13	2,496,549	38,008	2,534,557	—	—	169,556	—
DecisionOne Corp, Term Loan B, 15.00%, 8/29/13	436,664	6,648	443,312	—	—	33,188	—
DecisionOne Corp., wts., 6/08/17	1,031,766	—	1,031,766	—	—	—	1,562,110
Elephant Capital Holdings Ltd.	64,834	—	—	64,834	—	—	—
Federal Signal Corp.	3,360,800	—	—	3,360,800	20,299,232	403,296	—
GLCP Harrah's Investment LP	22,185,100	—	—	22,185,100	—	—	—
Guaranty Bancorp	5,731,834	—	—	5,731,834	6,075,744	—	—
IACNA Investor LLC	678,719	—	—	678,719	6,787	—	—
International Automotive Components Group Brazil LLC	7,234,813	—	—	7,234,813	11,610,001	—	—
International Automotive Components Group Japan LLC	1,104,272	—	—	1,104,272	6,228,045	—	—
International Automotive Components Group LLC	25,796,752	—	—	25,796,752	18,450,611	—	—
International Automotive Components Group NA Inc., Revolver, FRN, 5.50%, 1/18/13	3,854,095	—	—	3,854,095	3,854,095	112,491	—
International Automotive Components Group NA LLC, 9.00%, 4/01/17	5,851,000	—	—	5,851,000	5,750,813	—	—

Semiannual Report | 49

14. SPECIAL SERVICING AGREEMENT

The Fund, which is an eligible underlying investment of one or more of the Franklin Templeton Fund Allocator Series Funds (Allocator Funds), participates in a SSA with the Allocator Funds and certain service providers of the Fund and the Allocator Funds. Under the SSA, the Fund may pay a portion of the Allocator Funds’ expenses (other than any asset allocation, administrative, and distribution fees) to the extent such payments are less than the amount of the benefits realized or expected to be realized by the Fund (e.g., due to reduced costs associated with servicing accounts) from the investment in the Fund by the Allocator Funds. The Allocator Funds are either managed by Franklin Advisers, Inc. or administered by FT Services, affiliates of Franklin Mutual. For the period ended June 30, 2010, the Fund was held by one or more of the Allocator Funds and was allocated expenses as noted in the Statement of Operations. At June 30, 2010, 20.05% of the Fund’s outstanding shares was held by one or more of the Allocator Funds.

50 | Semiannual Report

Mutual Shares Fund

Notes to Financial Statements (unaudited) (continued)

15. OTHER CONSIDERATIONS

Officers, directors or employees of the Fund’s Investment Manager, may serve from time to time as members of bondholders’ steering committees, official creditors’ committees, or boards of directors of companies in which the Fund invests. Such participation may result in the possession by the Investment Manager of material non-public information which, pursuant to the Fund’s policies and the requirements of applicable securities laws, could prevent the Fund from trading in the securities of such companies for limited or extended periods of time.

16. CREDIT FACILITY

The Fund, together with other U.S. registered and foreign investment funds (collectively “Borrowers”), managed by Franklin Templeton Investments, are borrowers in a joint syndicated senior unsecured credit facility totaling $750 million (Global Credit Facility) which matures on January 21, 2011. This Global Credit Facility provides a source of funds to the Borrowers for temporary and emergency purposes, including the ability to meet future unanticipated or unusually large redemption requests.

Under the terms of the Global Credit Facility, the Fund shall, in addition to interest charged on any borrowings made by the Fund and other costs incurred by the Fund, pay its share of fees and expenses incurred in connection with the implementation and maintenance of the Global Credit Facility, based upon its relative share of the aggregate net assets of all of the Borrowers, including an annual commitment fee of 0.10% based upon the unused portion of the Global Credit Facility, which is reflected in other expenses on the Statement of Operations. During the period ended June 30, 2010, the Fund did not use the Global Credit Facility.

17. FAIR VALUE MEASUREMENTS

The Fund follows a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Fund’s own market assumptions (unobservable inputs). These inputs are used in determining the value of the Fund’s investments and are summarized in the following fair value hierarchy:

  Level 1 – quoted prices in active markets for identical securities

  Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speed, credit risk, etc.)

  Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

Semiannual Report | 51

Mutual Shares Fund

Notes to Financial Statements (unaudited) (continued)

17. FAIR VALUE MEASUREMENTS (continued)

For movements between the levels within the fair value hierarchy, the Fund has adopted a policy of recognizing the transfers as of the date of the underlying event which caused the movement.

The following is a summary of the inputs used as of June 30, 2010, in valuing the Fund’s assets and liabilities carried at fair value:

52 | Semiannual Report

Mutual Shares Fund

Notes to Financial Statements (unaudited) (continued)

17. FAIR VALUE MEASUREMENTS (continued)

At June 30, 2010, the reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining fair value, is as follows:

18. SUBSEQUENT EVENTS

The Fund has evaluated subsequent events through the issuance of the financial statements and determined that no events have occurred that require disclosure.

Semiannual Report | 53

54 | Semiannual Report

Mutual Shares Fund

Shareholder Information

Board Review of Investment Management Agreement

The Board of Trustees (Board), including the independent trustees, at a Board meeting held on May 18, 2010, unanimously approved renewal of the Fund’s investment management agreement, as well as the Fund’s administrative services agreement. Prior to a meeting of all the trustees for the purpose of considering such renewals, the independent trustees held three meetings dedicated to the renewal process (those trustees unable to attend in person were present by telephonic conference means). Throughout the process, the independent trustees received assistance and advice from and met separately with independent counsel. The independent trustees met with and interviewed officers of the investment manager (including portfolio managers), the transfer agent and shareholder services group and the distributor. In approving the renewal of the investment management agreement and the administrative services agreement for the Fund, the Board, including the independent trustees, determined that the existing investment management fee structure was fair and reasonable and that continuance of the agreements was in the best interests of the Fund and its shareholders.

In reaching their decision on the investment management agreement (as well as the administrative services agreement), the trustees took into account information furnished throughout the year at regular Board meetings, as well as information specifically requested and furnished for the renewal process, which culminated in the meetings referred to above for the specific purpose of considering such agreements. Information furnished throughout the year included, among others, reports on the Fund’s investment performance, expenses, portfolio composition, portfolio brokerage execution, soft dollars/client commission arrangements, derivatives, securities lending, portfolio turnover, Rule 12b-1 plans, distribution, shareholder servicing, compliance, pricing of securities and sales and redemptions, along with related financial statements and other information about the scope and quality of services provided by the investment manager and its affiliates and enhancements to such services over the past year. In addition, the trustees received periodic reports throughout the year and during the renewal process relating to compliance with the Fund’s investment policies and restrictions. During the renewal process, the independent trustees considered the investment manager’s methods of operation within the Franklin Templeton group and its activities on behalf of other clients.

The information obtained by the trustees during the renewal process also included a special report prepared by Lipper, Inc. (Lipper), an independent third-party analyst, comparing the Fund’s investment performance and expenses with those of other mutual funds deemed comparable to the Fund as selected by Lipper (Lipper Section 15(c) Report). The trustees reviewed the Lipper Section 15(c) Report and its usefulness in the renewal process with respect to matters such as comparative fees, expenses, expense ratios, performance and volatility. They concluded that the report continues to be a reliable resource in the performance of their duties.

In addition, the trustees received and reviewed a report on the investment manager’s (and its parent’s) profitability (Profitability Study). Over the past year, the Board and counsel to the independent trustees continued to receive reports on management’s handling of recent regulatory

Semiannual Report | 55

Mutual Shares Fund Shareholder Information (continued)

Board Review of Investment Management Agreement (continued)

actions and pending legal actions against the investment manager and its affiliates. The independent trustees were satisfied with the actions taken to date by management in response to such regulatory and legal proceedings.

Particular attention was given to management’s diligent risk management procedures, including continuous monitoring of counterparty credit risk and attention given to derivatives and other complex instruments. The Board also took into account, among other things, management’s efforts in establishing a global credit facility for the benefit of the Fund and other accounts managed by Franklin Templeton Investments to provide a source of cash for temporary and emergency purposes or to meet unusual redemption requests as well as the strong financial position of the investment manager’s parent company and its commitment to the mutual fund business as evidenced by its subsidization of money market funds. The trustees also noted management’s efforts to minimize any negative impact on the nature and quality of services provided to the Fund arising from Franklin Templeton Investments’ implementation of a hiring freeze and employee reductions in response to market conditions during the latter part of 2008 and early 2009.

In addition to the above and other matters considered by the trustees throughout the course of the year, the following discussion relates to certain primary factors relevant to the Board’s decision. This discussion of the information and factors considered by the Board (as well as the discussion above) is not intended to be exhaustive, but rather summarizes certain factors considered by the Board. In view of the wide variety of factors considered, the Board did not, unless otherwise noted, find it practicable to quantify or otherwise assign relative weights to the foregoing factors. In addition, individual trustees may have assigned different weights to various factors.

NATURE, EXTENT AND QUALITY OF SERVICES. The trustees reviewed the nature, extent and quality of the services provided by the investment manager. In this regard, they reviewed the Fund’s investment approach and concluded that, in their view, it continues to differentiate the Fund from typical core investment products in the mutual fund field. The trustees cited the investment manager’s ability to implement the Fund’s disciplined value investment approach and its long-term relationship with the Fund as reasons that shareholders choose to invest, and remain invested, in the Fund. The trustees reviewed the Fund’s portfolio management team, including its performance, staffing, skills and compensation program. With respect to portfolio manager compensation, management assured the trustees that the Fund’s long-term performance is a significant component of incentive-based compensation and noted that a portion of a portfolio manager’s incentive-based compensation is paid in shares of predesignated funds from the portfolio manager’s fund management area. The trustees noted that the portfolio manager compensation program aligned the interests of the portfolio managers with that of Fund shareholders. The trustees discussed with management various other products, portfolios and entities that are advised by the investment manager and the allocation of assets and expenses among and within them, as well as their relative fees and reasons for differences with respect thereto and any potential conflicts.

56 | Semiannual Report

Mutual Shares Fund

Shareholder Information (continued)

Board Review of Investment Management Agreement (continued)

During regular Board meetings and the aforementioned meetings of the independent trustees, the trustees received reports and presentations on the investment manager’s best execution trading policies. The trustees considered periodic reports provided to them showing that the investment manager complied with the investment policies and restrictions of the Fund as well as other reports periodically furnished to the Board covering matters such as the compliance of portfolio managers and other management personnel with the code of ethics covering the investment management personnel, the adherence to fair value pricing procedures established by the Board and the accuracy of net asset value calculations. The Board noted the extent of the benefits provided to Fund shareholders from being part of the Franklin Templeton group, including the right to exchange investments between funds (same class) without a sales charge, the ability to reinvest Fund dividends into other funds and the right to combine holdings of other funds to obtain reduced sales charges. The trustees considered the significant recent efforts to develop, test and implement compliance procedures established in accordance with SEC requirements.

The trustees also reviewed the nature, extent and quality of the Fund’s other service agreements to determine that, on an overall basis, Fund shareholders were well served. In this connection, the Board also took into account administrative and transfer agent and shareholder services provided to Fund shareholders by an affiliate of the investment manager, noting continuing expenditures by management to increase and improve the scope of such services and favorable periodic reports on shareholder services conducted by independent third parties. While such considerations directly affected the trustees’ decision in renewing the Fund’s administrative services and transfer agent and shareholder services agreement, the Board also considered these commitments as incidental benefits to Fund shareholders deriving from the investment management relationship.

Based on their review, the trustees were satisfied with the nature and quality of the overall services provided by the investment manager and its affiliates to the Fund and its shareholders and were confident in the abilities of the management team to continue the disciplined value investment approach of the Fund and to provide quality services to the Fund and its shareholders.

INVESTMENT PERFORMANCE. The trustees reviewed and placed significant emphasis on the investment performance of the Fund over the one-, three-, five- and 10-year periods ended December 31, 2009. They considered the history of successful performance of the Fund relative to various benchmarks. As part of their review, they inquired of management regarding benchmarks, style drift and restrictions on permitted investments. Consideration was also given to performance in the context of available levels of cash during the periods. The trustees had meetings during the year, including the meetings referred to above held in connection with the renewal process, with the Fund’s portfolio managers to discuss performance and the management of the Fund. In addition, particular attention in assessing performance was given to the Lipper Section 15(c) Report. That report showed the investment performance of the Fund (Class A shares) in comparison to other funds determined comparable by Lipper.

Semiannual Report | 57

Mutual Shares Fund

Shareholder Information (continued)

Board Review of Investment Management Agreement (continued)

The comparable funds to the Fund, as chosen by Lipper, included all retail and institutional multi-cap value funds. The Fund had total returns in the middle performing quintile for the one-year period ended December 31, 2009, and had annualized total returns for the three- and five-year periods in the second-best performing quintile. The trustees noted that the Fund’s total return on an annualized basis for the 10-year period ended December 31, 2009, was in the second-best performing quintile and exceeded 4%, as shown in the Lipper Section 15(c) Report. The Board was satisfied with such comparative performance.

The trustees also compared Fund performance to other industry benchmarks, including measures of risk-adjusted performance of a fund, as part of their evaluation of investment performance. The trustees concluded that the Fund had continued to perform well in comparison to its various benchmarks and in the context of the Fund’s objectives.

COMPARATIVE EXPENSES AND MANAGEMENT PROFITABILITY. The trustees considered the cost of the services provided and to be provided and the profits realized by the investment manager and its affiliates from their respective relationships with the Fund. As part of the approval process, they explored with management the trends in expense ratios over the past three fiscal years and the reasons for any increases in the Fund’s expense ratios. In considering the appropriateness of the management fee and other expenses charged the Fund, the Board took into account various factors including investment performance and matters relating to Fund operations, including, but not limited to, the quality and experience of its portfolio managers and research staff. Consideration was also given to a comparative analysis in the Lipper Section 15(c) Report of the investment management fee and total expense ratios of the Fund in comparison with those of a group of other funds selected by Lipper as its appropriate Lipper expense group. Lipper expense data is based upon information taken from the Fund’s most recent annual report, which reflects historical asset levels that may be quite different from those currently existing, particularly in a period of market volatility. While recognizing such inherent limitation and the fact that expense ratios generally increase as assets decline and decrease as assets grow, the Board believed the independent analysis conducted by Lipper to be an appropriate measure of comparative expenses.

In reviewing comparative costs, emphasis was given to the Fund’s contractual management fee in comparison with the contractual management fee that would have been charged by other funds within its Lipper expense group assuming they were similar in size to the Fund, as well as the actual total expenses of the Fund in comparison with those of its Lipper expense group. The Lipper contractual management fee analysis includes administrative charges as being part of the management fee, and total expenses, for comparative consistency, are shown by Lipper for Fund Class A shares.

The Fund’s contractual management fee rate was in the middle quintile of its Lipper expense group and its total expenses were in the least expensive quintile of such group. The Board was satisfied with such comparative expenses.

58 | Semiannual Report

Mutual Shares Fund

Shareholder Information (continued)

Board Review of Investment Management Agreement (continued)

The trustees also reviewed the Profitability Study addressing profitability of Franklin Resources, Inc., from its overall U.S. fund business, as well as profitability of the investment manager to the Fund, from providing investment management and other services to the Fund during the 12-month period ended September 30, 2009, the most recent fiscal year-end of Franklin Resources, Inc. The trustees noted that this analysis is reviewed every other year by independent accountants based on agreed-upon methodologies. The trustees reviewed the basis on which such reports are prepared and the reasonableness of the cost allocation methodology utilized in the Profitability Study, it being recognized that allocation methodologies may each be reasonable while producing different results. The independent trustees reviewed the investment manager’s method of assignment and allocation of actual expenses to the Fund, allocations for other accounts managed by the investment manager and the method of allocations in the Profitability Study.

The independent trustees met with management to discuss the Profitability Study. This included, among other things, a comparison of investment management income with investment management expenses of the Fund; comparison of underwriting revenues and expenses; the relative relationship of investment management and underwriting expenses; shareholder servicing profitability; economies of scale; and the relative contribution of the Fund to the profitability of the investment manager and its parent. In discussing the Profitability Study with the Board, the investment manager stated its belief that the costs incurred in establishing the infrastructure necessary to operate the type of mutual fund operations conducted by it and its affiliates may not be fully reflected in the expenses allocated to the Fund in determining its profitability.

The trustees considered an additional Lipper study analyzing the profitability of the parent of the investment manager as compared to other publicly held investment managers, which also aided the trustees in considering profitability excluding distribution costs. The Board also took into account management’s expenditures in improving shareholder services provided to the Fund, as well as the need to meet additional regulatory and compliance requirements resulting from the Sarbanes-Oxley Act and recent SEC and other regulatory requirements. The trustees also considered the extent to which the investment manager may derive ancillary benefits from Fund operations, including those derived from economies of scale, discussed below, the allocation of Fund brokerage and the use of commission dollars to pay for research and other similar services.

Based upon their consideration of all these factors, the trustees determined that the level of profits realized by the manager and its affiliates in providing services to the Fund was not excessive in view of the nature, quality and extent of services provided.

ECONOMIES OF SCALE. The Board considered economies of scale realized by the investment manager and its affiliates as the Fund grows larger and the extent to which they are shared with Fund shareholders, as for example, in the level of the investment management fee charged, in the quality and efficiency of services rendered and in increased capital commitments benefiting the Fund directly or indirectly. While recognizing that any precise determination is inherently subjective, the trustees noted that, based upon the Profitability Study, as some funds increase in

Semiannual Report | 59

Mutual Shares Fund

Shareholder Information (continued)

Board Review of Investment Management Agreement (continued)

size, at some point economies of scale may result in the investment manager realizing a larger profit margin on investment management services provided such a fund. The trustees also noted that benefits of economies of scale will be shared with Fund shareholders due to the decline in the effective investment management fee rate as breakpoints are achieved by the Fund.

The trustees noted that breakpoints had been instituted as part of the Fund’s investment management fee in 2004, with additional breakpoints being added as deemed appropriate by the Board. The trustees assessed the savings to shareholders resulting from such breakpoints and believed they were, and continue to be, appropriate and they agreed to continue to monitor the appropriateness of the breakpoints. The trustees also considered the effects an increase in assets under management would have on the investment management fee of the Fund. To the extent further economies of scale may be realized by the investment manager and its affiliates, the Board believed the investment management and administrative fees provide a sharing of benefits with the Fund and its shareholders.

Proxy Voting Policies and Procedures

The Fund’s investment manager has established Proxy Voting Policies and Procedures (Policies) that the Fund uses to determine how to vote proxies relating to portfolio securities. Shareholders may view the Fund’s complete Policies online at franklintempleton.com. Alternatively, shareholders may request copies of the Policies free of charge by calling the Proxy Group collect at (954) 527-7678 or by sending a written request to: Franklin Templeton Companies, LLC, 500 East Broward Boulevard, Suite 1500, Fort Lauderdale, FL 33394, Attention: Proxy Group. Copies of the Fund’s proxy voting records are also made available online at franklintempleton.com and posted on the U.S. Securities and Exchange Commission’s website at sec.gov and reflect the most recent 12-month period ended June 30.

Quarterly Statement of Investments

The Fund files a complete statement of investments with the U.S. Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission’s website at sec.gov. The filed form may also be viewed and copied at the Commission’s Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling (800) SEC-0330.

60 | Semiannual Report

JUNE 30, 2010

SEMIANNUAL REPORT
AND SHAREHOLDER LETTER

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on franklintempleton.com

VALUE

MUTUAL QUEST FUND

FRANKLIN TEMPLETON
INVESTMENTS

Franklin · Templeton · Mutual Series

SPECIALIZED EXPERTISE

TRUE DIVERSIFICATION

RELIABILITY YOU CAN TRUST

MUTUAL FUNDS |

Franklin Templeton Investments

Gain From Our Perspective®

Franklin Templeton’s distinct multi-manager structure combines the specialized expertise of three world-class investment management groups—Franklin, Templeton and Mutual Series.

Each of our portfolio management groups operates autonomously, relying on its own research and staying true to the unique investment disciplines that underlie its success.

Franklin. Founded in 1947, Franklin is a recognized leader in fixed income investing and also brings expertise in growth- and value-style U.S. equity investing.

Templeton. Founded in 1940, Templeton pioneered international investing and, in 1954, launched what has become the industry’s oldest global fund. Today, with offices in over 25 countries, Templeton offers investors a truly global perspective.

Mutual Series. Founded in 1949, Mutual Series is dedicated to a unique style of value investing, searching aggressively for opportunity among what it believes are undervalued stocks, as well as arbitrage situations and distressed securities.

Because our management groups work independently and adhere to different investment approaches, Franklin, Templeton and Mutual Series funds typically have distinct portfolios. That’s why our funds can be used to build truly diversified allocation plans covering every major asset class.

At Franklin Templeton Investments, we seek to consistently provide investors with exceptional risk-adjusted returns over the long term, as well as the reliable, accurate and personal service that has helped us become one of the most trusted names in financial services.

RETIREMENT PLANS | 529 COLLEGE SAVINGS PLANS | SEPARATE ACCOUNTS

Not part of the semiannual report

Semiannual Report

Mutual Quest Fund

Your Fund’s Goals and Main Investments: Mutual Quest Fund seeks capital appreciation, with income as a secondary goal, by investing primarily in equity securities of companies the Fund’s managers believe are at prices below their intrinsic value. The Fund may invest up to 50% of its assets in foreign securities.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. Please visit franklintempleton.com or call (800) 342-5236 for most recent month-end performance.

This semiannual report for Mutual Quest Fund covers the period ended June 30, 2010.

Performance Overview

Mutual Quest Fund – Class Z had a -4.76% cumulative total return for the six months ended June 30, 2010. The Fund performed better than its benchmark, the Standard & Poor’s 500 Index (S&P 500), which had a -6.65% total return for the same period.1 You can find the Fund’s long-term performance data in the Performance Summary beginning on page 11.

Economic and Market Overview

During the six-month period ended June 30, 2010, the U.S. economy showed some positive signs as manufacturing and exports generally improved and consumer spending increased. In 2010’s first and second quarters, U.S. gross domestic product rose at annualized rates of 3.7% and an estimated 2.4%. Corporate profits largely surpassed consensus estimates during the period, and businesses began restocking inventories depleted during the recession. However, challenges remained as mixed economic data, elevated debt concerns surrounding the U.S. budget deficit and a lack of job prospects for the unemployed hindered the economy’s advance. During much of the period, home prices rose

1. Source: © 2010 Morningstar. All Rights Reserved. The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information. The S&P 500 is a market capitalization-weighted index of 500 stocks designed to measure total U.S. equity market performance. The index is unmanaged and includes reinvested dividends. One cannot invest directly in an index, and an index is not representative of the Fund’s portfolio.

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Statement of Investments (SOI). The SOI begins on page 21.

Semiannual Report | 5

Geographic Breakdown
Based on Total Net Assets as of 6/30/10

U.S.
46.2%
U.K.
8.7%
Germany
5.3%
France
4.7%
Bermuda
3.6%
Switzerland
3.0%
South Korea
2.2%
Japan
2.1%
Spain
1.5%
Denmark
1.4%
Norway
1.4%
Finland
1.1%
Hong Kong
1.0%
Other
2.0%
Short-Term Investments & Other Net Assets
15.8%

in most regions due to low interest rates, a first-time homebuyer tax credit program, and prices dipping to levels that lured buyers. Later in the period, home sales stalled as the homebuyer tax credit program ended, and the housing sector overall remained weak as the pace of home sales and housing starts failed to gain traction.

As signs emerged of a demand-led recovery in the period's first half, oil prices rose from $79 per barrel at the end of December 2009 to a period high of nearly $87 in early April. When mixed economic data began to indicate a slow recovery, oil prices drifted down as low as $66 in late May and ended the period at $76. The June 2010 inflation rate was an annualized 1.1%.[2] Core inflation, which excludes food and energy costs, rose at a 0.9% annualized rate.[2]

Given few inflationary pressures and uncertainty surrounding the economic recovery, the Federal Open Market Committee announced it intended to hold the federal funds target rate in the 0% to 0.25% range "for an extended period" as it laid the groundwork for an eventual tightening of monetary policy. As some U.S. economic data improved in early 2010, the Federal Reserve Board began withdrawing some of the extraordinary support policies it had provided in response to the 2008 financial crisis.

The International Monetary Fund raised its global economic growth estimates and global manufacturing continued to expand for most of the period; however, economic indicators were mixed. Corporate fundamentals remained strong, and the majority of earnings announcements around the world beat expectations despite growing concerns about margin preservation and the sustainability of earnings momentum. In the spring of 2010, a debt crisis affecting several European countries had the potential to stifle the fragile recovery. As a result of ongoing economic uncertainty, developed world policymakers maintained interest rates at very low levels. However, policymakers in a number of emerging markets began to incrementally withdraw stimulus measures by phasing out incentive programs and cautiously allowing interest rates and foreign exchange rates to rise.

As investor confidence rose amid encouraging economic data early in the period, global equity markets generally rallied, though the advance was uneven. However, as the period progressed, concerns about many European countries' creditworthiness and lingering doubts about the U.S. and global economic recovery contributed to significant equity market volatility and, ultimately, falling equity prices as many investors sought the relative safety of U.S.

2. Source: Bureau of Labor Statistics.

6 | Semiannual Report

Investment Strategy

At Mutual Series, we are committed to our distinctive value approach to investing, which we believe can generate above-average risk-adjusted returns over time for our shareholders. Our major investment strategy is investing in undervalued stocks. When selecting undervalued equities, we are always attracted to fundamentally strong companies with healthy balance sheets, high-quality assets, substantial free cash flow and shareholder-oriented management teams and whose stocks are trading at discounts to our assessment of the companies' intrinsic or business value. We also look for asset rich companies whose shares may be trading at depressed levels due to concerns over short-term earnings disappointments, litigation, management strategy or other perceived negatives. This strict value approach is not only intended to improve the likelihood of upside potential, but it is also intended to reduce the risk of substantial declines. While the vast majority of our undervalued equity investments are made in publicly traded companies globally, we may invest occasionally in privately held companies as well.

We complement this more traditional investment strategy with two others. One is distressed investing, a highly specialized field that has proven quite profitable during certain periods over the years. Distressed investing is complex and can take many forms. The most common distressed investment the Fund undertakes is the purchase of financially troubled or bankrupt companies' debt at a substantial discount to face value. After the financially distressed company is reorganized, often in bankruptcy court, the old debt is typically replaced with new securities issued by the financially stronger company.

The other piece of our investment strategy is participating in arbitrage situations, another highly specialized field. When companies announce proposed mergers or takeovers, commonly referred to as "deals," the target company may trade at a discount to the bid it ultimately accepts. One form of arbitrage involves purchasing the target company's stock when it is trading below the value we believe it would receive in a deal. In keeping with our commitment to a relatively conservative investment approach, we typically focus our arbitrage efforts on announced deals, and eschew rumored deals or other situations we consider relatively risky.

Top 10 Sectors/Industries
Based on Equity Securities as of 6/30/10

	% of Total Net Assets
Tobacco	9.1%
Insurance	6.9%
Food Products	5.1%
Energy Equipment & Services	3.8%
Oil, Gas & Consumable Fuels	3.4%
Commercial Banks	3.2%
Diversified Telecommunication Services	3.1%
Health Care Providers & Services	3.0%
Software	3.0%
Independent Power Producers & Energy Traders	2.8%

Semiannual Report | 7

Top 10 Holdings
6/30/10

Company *Sector/Industry, Country*	% of Total Net Assets
Nestle SA *Food Products, Switzerland*	2.4%
White Mountains Insurance Group Ltd. *Insurance, U.S.*	2.4%
British American Tobacco PLC *Tobacco, U.K.*	2.0%
CIT Group Inc. *Diversified Financial Services, U.S.*	2.0%
Royal Dutch Shell PLC, A *Oil, Gas & Consumable Fuels, U.K.*	1.9%
Bank of America Corp. *Diversified Financial Services, U.S.*	1.9%
Seadrill Ltd. *Energy Equipment & Services, Bermuda*	1.7%
Volkswagen AG, pfd. *Automobiles, Germany*	1.6%
Realogy Corp. *Real Estate Management & Development, U.S.*	1.6%
Avaya Inc. *Textiles, Apparel & Luxury Goods, U.S.*	1.6%

Manager's Discussion

During the first half of 2010, Mutual Quest's best performing investments included British American Tobacco (BAT); Nintendo, the market-leading Japanese video game and console maker; and Berkshire Hathaway, a U.S. company with interests in a variety of industries including insurance, utilities, apparel, food, building materials, jewelry and furniture retailers.

BAT shares appreciated after the company reported earnings that exceeded analysts' estimates. In addition, the value of the British pound weakened against a variety of currencies during the first half of 2010. The company earns the vast majority of its profits outside the U.K., and many analysts were raising their earnings estimates for BAT as the pound weakened.

Nintendo shares were especially strong during 2010's first quarter, as the company revealed December holiday sales of the Wii gaming console were ahead of expectations, and popular software titles such as New Super Mario Brothers Wii and Wii Fit Plus sold well. Through the first quarter, sales of the Wii console since entering the market surpassed 70 million units, and the company had several proprietary software titles that sold more than 10 million units. Later in the period, Nintendo revealed details of a new handheld device that will enable three-dimensional game play without special glasses. We believe Nintendo is well positioned in the casual video gaming market and that it will continue to generate strong cash flow primarily through software sales aimed at its large, established customer base.

Berkshire Hathaway was added to the S&P 500 after its acquisition of railroad operator Burlington Northern led to an increase of its shares available for trading. As a result, the share price benefited from index-fund buying. At period-end, there was no material change to our fundamental outlook for Berkshire's businesses or the stock's valuation.

Three key detractors from Fund performance were offshore oil drilling contractor Transocean; U.S. software giant Microsoft; and Orkla, a Norwegian conglomerate that engages in the production of aluminum, specialty chemicals, industrial materials, and a wide range of food and other consumer products.

8 | Semiannual Report

Transocean is the world’s largest offshore drilling contractor and owns a diversified fleet of deepwater, mid-water and shallow water rigs. Transocean’s stock price posted a steep decline during the period after its Deepwater Horizon rig, which was part of a joint effort with well operator BP, caught fire and sank in the Gulf of Mexico, triggering the biggest oil spill and environmental disaster in U.S. history. While investigations into the exact cause of the fire and resultant liabilities were ongoing at the end of June and could take years to resolve, we continued to believe the company is insured for the rig and loss of life and that its liability with respect to environmental clean-up should remain limited.

Microsoft was in the midst of a major product upgrade cycle, with new versions of core products like Windows and Office being released in 2009 and 2010. Microsoft shares had been strong in 2009 in anticipation of this product cycle and the resumption of enterprise IT spending, but in the first half of 2010 the share price deteriorated. In particular, the share price plummeted in May and June as fears of a double-dip recession and currency headwinds weighed on investors’ assessment of future sales.

Orkla’s share price fell following the announcement of its first quarter 2010 earnings results and some disappointment regarding the write-down in the value of its holding in Renewable Energy Corp. (REC). According to our analysis, the company’s industrial operations were beginning to perform better, including its Orkla Brands subsidiary. However, other Orkla holdings, especially those in the solar energy segment such as REC and Elkem Solar, continued to struggle. As a result, Orkla wrote off a further 4.6 billion Norwegian krone from the value of its REC stake.

Finally, investors should note that we maintained our currency hedging posture of being generally hedged to the U.S. dollar for most of our non-U.S. holdings. Since the dollar was stronger compared with most foreign currencies during the first half of 2010, our hedging strategy positively impacted performance.

Semiannual Report | 9

Thank you for your continued participation in Mutual Quest Fund. We look forward to serving your future investment needs.

Shawn M. Tumulty, CFA Portfolio Manager Mutual Quest Fund

CFA® is a trademark owned by CFA Institute.

The foregoing information reflects our analysis, opinions and portfolio holdings as of June 30, 2010, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

Shawn Tumulty has been a portfolio manager for Mutual Quest Fund since 2003. He joined Franklin Templeton Investments in 2000. Prior to joining Franklin Templeton Investments, Mr. Tumulty was an analyst and portfolio manager at Hamilton Partners Limited.

10 | Semiannual Report

Performance Summary as of 6/30/10

Your dividend income will vary depending on dividends or interest paid by securities in the Fund’s portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance table does not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund’s dividends and capital gain distributions, if any, and any unrealized gains or losses.

Semiannual Report | 11

Performance Summary (continued)

Performance

Cumulative total return excludes sales charges. Average annual total return and value of $10,000 investment include maximum sales charges. Class Z/R: no sales charges; Class A: 5.75% maximum initial sales charge; Class B: contingent deferred sales charge (CDSC) declining from 4% to 1% over six years, and eliminated thereafter; Class C: 1% CDSC in first year only.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

12 | Semiannual Report

Performance Summary (continued)

Endnotes

Value securities may not increase in price as anticipated or may decline further in value. The Fund’s investments in smaller company stocks and foreign securities involve special risks. Smaller company stocks have exhibited greater price volatility than larger company stocks, particularly over the short term. Foreign securities risks include currency fluctuations, and economic and political uncertainties. The Fund may also invest in companies engaged in mergers, reorganizations or liquidations, which involve special risks as pending deals may not be completed on time or on favorable terms, as well as lower rated bonds, which entail higher credit risk. The Fund’s prospectus also includes a description of the main investment risks.

Class Z: Class B: Class C:

Shares are available to certain eligible investors as described in the prospectus. These shares have higher annual fees and expenses than Class A shares.

Prior to 1/1/04, these shares were offered with an initial sales charge; thus actual total returns would have differed. These shares have higher annual fees and expenses than Class A shares.

Class R:	Shares available to certain eligible investors as described in the prospectus. These shares have higher annual fees and expenses than Class A shares.

1. Cumulative total return represents the change in value of an investment over the periods indicated.

2. Average annual total return represents the average annual change in value of an investment over the periods indicated. Six-month return has not been annualized.

3. These figures represent the value of a hypothetical $10,000 investment in the Fund over the periods indicated.

4. Figures are as stated in the Fund’s prospectus current as of the date of this report. In periods of market volatility, assets may decline significantly, causing total annual Fund operating expenses to become higher than the figures shown.

Semiannual Report | 13

Your Fund’s Expenses

As a Fund shareholder, you can incur two types of costs:

  Transaction costs, including sales charges (loads) on Fund purchases; and

  Ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

Actual Fund Expenses

The first line (Actual) for each share class listed in the table provides actual account values and expenses. The “Ending Account Value” is derived from the Fund’s actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period by following these steps. Of course, your account value and expenses will differ from those in this illustration:

1.	Divide your account value by $1,000.
If an account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6.
2.	Multiply the result by the number under the heading “Expenses Paid During Period.”
If Expenses Paid During Period were $7.50, then 8.6 x $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.

Hypothetical Example for Comparison with Other Funds

Information in the second line (Hypothetical) for each class in the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical “Ending Account Value” is based on the actual expense ratio for each class and an assumed 5% annual rate of return before expenses, which does not represent the Fund’s actual return. The figure under the heading “Expenses Paid During Period” shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.

14 | Semiannual Report

Your Fund’s Expenses (continued)

Please note that expenses shown in the table are meant to highlight ongoing costs and do not reflect any transaction costs, such as sales charges. Therefore, the second line for each class is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

*Expenses are calculated using the most recent six-month expense ratio, annualized for each class (Z: 0.85%; A: 1.15%; B: 1.84%; C: 1.85%; and R: 1.35%), multiplied by the average account value over the period, multiplied by 181/365 to reflect the one-half year period.

Semiannual Report | 15

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund. bBased on average daily shares outstanding. cNet investment income per share includes approximately ($0.05) per share related to an adjustment for uncollectible interest. Excluding the effect of this adjustment, the ratio of net investment income to average net assets would have been 1.34%. dEffective September 1, 2008, the redemption fee was eliminated. eAmount rounds to less than $0.01 per share. fTotal return is not annualized for periods less than one year. gRatios are annualized for periods less than one year. hIncludes dividend expense on securities sold short which varies from period to period. See below for expense ratios that reflect only operating expenses. iBenefit of expense reduction rounds to less than 0.01%.

16 | The accompanying notes are an integral part of these financial statements. | Semiannual Report

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund. bBased on average daily shares outstanding. cNet investment income per share includes approximately ($0.05) per share related to an adjustment for uncollectible interest. Excluding the effect of this adjustment, the ratio of net investment income to average net assets would have been 1.03%. dEffective September 1, 2008, the redemption fee was eliminated. eAmount rounds to less than $0.01 per share. fTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year. gRatios are annualized for periods less than one year. hIncludes dividend expense on securities sold short which varies from period to period. See below for expense ratios that reflect only operating expenses. iBenefit of expense reduction rounds to less than 0.01%.

Semiannual Report | The accompanying notes are an integral part of these financial statements. | 17

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund. bBased on average daily shares outstanding. cNet investment income per share includes approximately ($0.05) per share related to an adjustment for uncollectible interest. Excluding the effect of this adjustment, the ratio of net investment income to average net assets would have been 0.35%. dAmount rounds to less than $0.01 per share. eEffective September 1, 2008, the redemption fee was eliminated. fTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year. gRatios are annualized for periods less than one year. hIncludes dividend expense on securities sold short which varies from period to period. See below for expense ratios that reflect only operating expenses. iBenefit of expense reduction rounds to less than 0.01%.

18 | The accompanying notes are an integral part of these financial statements. | Semiannual Report

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund. bBased on average daily shares outstanding. cNet investment income per share includes approximately ($0.05) per share related to an adjustment for uncollectible interest. Excluding the effect of this adjustment, the ratio of net investment income to average net assets would have been 0.34%. dAmount rounds to less than $0.01 per share. eEffective September 1, 2008, the redemption fee was eliminated. fTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year. gRatios are annualized for periods less than one year. hIncludes dividend expense on securities sold short which varies from period to period. See below for expense ratios that reflect only operating expenses. iBenefit of expense reduction rounds to less than 0.01%. jRounds to less than 0.01%.

Semiannual Report | The accompanying notes are an integral part of these financial statements. | 19

aFor the period May 1, 2009 (effective date) to December 31, 2009. bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund. cBased on average daily shares outstanding. dTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year. eRatios are annualized for periods less than one year. fIncludes dividend expense on securities sold short which varies from period to period. See below for expense ratios that reflect only operating expenses. gBenefit of expense reduction rounds to less than 0.01%.

20 | The accompanying notes are an integral part of these financial statements. | Semiannual Report

Mutual Quest Fund

Statement of Investments, June 30, 2010 (unaudited)

	Country	Shares/Warrants/ Contracts	Value
Common Stocks and Other Equity Interests 75.0%			
Airlines 0.0%			
[a,b,c] Northwest Airlines Corp., Contingent Distribution	United States	28,232,000	$ —
Auto Components 0.3%			
[a,b,c] Collins & Aikman Products Co., Contingent Distribution	United States	1,217,404	12,174
[a,b,c] Dana Holding Corp., Contingent Distribution	United States	13,598,000	—
[a,d] IACNA Investor LLC	United States	180,986	1,810
[a,d,e] International Automotive Components Group Brazil LLC	Brazil	2,363,058	3,792,096
[a,d,e] International Automotive Components Group Japan LLC	Japan	307,801	1,735,984
[a,d,e] International Automotive Components Group LLC	Luxembourg	8,425,843	6,026,416
[a,d,e] International Automotive Components Group NA LLC, A	United States	5,182,488	3,766,995
			15,335,475
Beverages 1.8%			
Brown-Forman Corp., A	United States	79,200	4,609,440
Brown-Forman Corp., B	United States	19,800	1,133,154
Carlsberg AS, B	Denmark	250,882	19,234,918
Dr. Pepper Snapple Group Inc.	United States	632,182	23,637,285
Pernod Ricard SA	France	486,668	38,085,245
			86,700,042
Building Products 0.2%			
[a] Owens Corning Inc.	United States	279,965	8,373,753
Capital Markets 2.4%			
The Goldman Sachs Group Inc.	United States	92,340	12,121,472
Morgan Stanley	United States	3,226,750	74,892,868
[a] UBS AG (CHF Traded)	Switzerland	1,999,649	26,819,018
			113,833,358
Chemicals 0.1%			
[a,b,c] Dow Corning Corp., Contingent Distribution	United States	20,809,194	3,022,299
Commercial Banks 3.2%			
Associated Banc-Corp.	United States	4,848,500	59,442,610
BNP Paribas	France	458,872	25,128,026
[a,d,f] Elephant Capital Holdings Ltd.	Japan	27,946	—
[a,d] First Chicago Bancorp	United States	659,105	483,421
[a] Guaranty Bancorp	United States	1,735,639	1,839,777
Intesa Sanpaolo SpA	Italy	3,547,880	9,482,003
[a,d] NCB Warrant Holdings Ltd., A	Japan	129,974	—
Wells Fargo & Co.	United States	2,217,250	56,761,600
			153,137,437
Commercial Services & Supplies 0.0%[g]			
[a] Comdisco Holding Co. Inc.	United States	997	8,943
[a,b,c] Comdisco Holding Co. Inc., Contingent Distribution	United States	40,189,000	—
Insun ENT Co. Ltd.	South Korea	418,195	1,223,902
			1,232,845

Semiannual Report | 21

Mutual Quest Fund

Statement of Investments, June 30, 2010 (unaudited) *(continued)*

	Country	Shares/Warrants/ Contracts	Value
Common Stocks and Other Equity Interests (continued)			
Computers & Peripherals 0.6%			
[a,b,c] DecisionOne Corp., Contingent Distribution	United States	1,561,775	$ —
[a] Dell Inc.	United States	2,166,299	26,125,566
			26,125,566
Construction Materials 0.7%			
CRH PLC	Ireland	1,559,510	32,694,802
Consumer Finance 0.4%			
[a,d] Cerberus CG Investor I LLC	United States	8,458,453	3,890,888
[a,d] Cerberus CG Investor II LLC	United States	8,458,326	3,890,830
[a,d] Cerberus CG Investor III LLC	United States	4,229,733	1,945,677
[a,d] GMAC Inc.	United States	438	2,629,080
[f] White River Capital Inc.	United States	549,751	7,669,027
			20,025,502
Diversified Financial Services 2.3%			
Bank of America Corp.	United States	6,178,050	88,778,578
[a] CIT Group Inc.	United States	159,678	5,406,697
Deutsche Boerse AG	Germany	254,247	15,573,990
[a,b,c] Marconi Corp., Contingent Distribution	United Kingdom	34,293,500	—
			109,759,265
Diversified Telecommunication Services 3.1%			
[a,d] AboveNet Inc.	United States	805,153	37,987,119
[a,d] AboveNet Inc., stock grant, grant price $10.475, expiration date 9/09/13	United States	510	74,878
[a,d] AboveNet Inc., stock grant, grant price $30, expiration date 9/07/18	United States	109	7,491
[a,d] AboveNet Inc., wts., 9/08/10	United States	16,099	1,110,831
Cable & Wireless Communication PLC	United Kingdom	15,620,149	13,504,233
Cable & Wireless Worldwide PLC	United Kingdom	15,620,149	20,215,498
[a,b,c] Global Crossing Holdings Ltd., Contingent Distribution	United States	49,411,586	—
Telefonica SA	Spain	3,980,314	74,269,290
			147,169,340
Electric Utilities 2.3%			
[a,b,c] Calpine Corp., Contingent Distribution	United States	4,742,000	—
E.ON AG	Germany	2,140,730	58,233,971
Exelon Corp.	United States	1,035,100	39,302,747
Prime Infrastructure Group	Australia	4,749,317	13,023,335
			110,560,053
Electronic Equipment, Instruments & Components 1.0%			
Tyco Electronics Ltd.	United States	1,922,819	48,801,146
Energy Equipment & Services 3.8%			
Bourbon SA	France	637,519	25,877,045
[a] BW Offshore Ltd.	Norway	2,235,624	2,611,148
[a] Pride International Inc.	United States	1,692,880	37,818,939
Seadrill Ltd.	Bermuda	4,055,672	74,170,120
[a] Transocean Ltd.	United States	827,655	38,345,256
			178,822,508

22 | Semiannual Report

Mutual Quest Fund

Statement of Investments, June 30, 2010 (unaudited) *(continued)*

	Country	Shares/Warrants/ Contracts	Value
Common Stocks and Other Equity Interests (continued)			
Food & Staples Retailing 2.6%			
CVS Caremark Corp.	United States	2,480,510	$ 72,728,553
Kroger Co.	United States	2,531,010	49,835,587
			122,564,140
Food Products 5.1%			
CSM NV	Netherlands	558,953	16,712,640
Danone	France	355,788	19,235,049
Kraft Foods Inc., A	United States	1,558,479	43,637,412
Lotte Confectionery Co. Ltd.	South Korea	29,873	31,136,787
Nestle SA	Switzerland	2,410,451	116,705,043
Nong Shim Co. Ltd.	South Korea	81,743	15,302,798
			242,729,729
Health Care Equipment & Supplies 0.9%			
[a] Boston Scientific Corp.	United States	7,668,960	44,479,968
Health Care Providers & Services 3.0%			
Rhoen-Klinikum AG	Germany	3,085,456	68,988,274
UnitedHealth Group Inc.	United States	2,686,160	76,286,944
			145,275,218
Household Durables 1.4%			
Stanley Black & Decker Inc.	United States	168,672	8,521,309
[a] Toll Brothers Inc.	United States	3,572,700	58,449,372
			66,970,681
Independent Power Producers & Energy Traders 2.8%			
[a] NRG Energy Inc.	United States	3,373,620	71,554,480
[a] RRI Energy Inc.	United States	16,430,443	62,271,379
			133,825,859
Industrial Conglomerates 1.3%			
Orkla ASA	Norway	9,599,083	61,906,783
Insurance 6.9%			
ACE Ltd.	United States	96,280	4,956,495
[a] Alleghany Corp.	United States	152,597	44,756,700
[a] Berkshire Hathaway Inc., A	United States	119	14,280,000
[a] Berkshire Hathaway Inc., B	United States	102,770	8,189,741
[a,d,f] Imagine Group Holdings Ltd.	Bermuda	1,491,021	16,952,312
Old Republic International Corp.	United States	1,096,314	13,298,289
[a,d] Olympus Re Holdings Ltd.	United States	97,300	73,559
PartnerRe Ltd.	Bermuda	1,056,120	74,076,257
[d] Symetra Financial Corp.	United States	3,434,760	40,530,154
White Mountains Insurance Group Ltd.	United States	346,730	112,409,866
			329,523,373
IT Services 0.0%[g]			
[d] Glodyne Technoserve Ltd.	India	61,804	894,685

Semiannual Report | 23

Mutual Quest Fund

Statement of Investments, June 30, 2010 (unaudited) *(continued)*

	Country	Shares/Warrants/ Contracts	Value
Common Stocks and Other Equity Interests (continued)			
Machinery 1.1%			
Kone OYJ, B	Finland	1,253,328	$ 50,221,348
[a,d,e,f] MCII Holdings Inc.	United States	4,285	—
			50,221,348
Marine 1.1%			
A.P. Moller - Maersk AS, B	Denmark	6,295	50,092,893
Media 0.3%			
British Sky Broadcasting Group PLC	United Kingdom	1,418,236	14,857,574
[a,b] TVMAX Holdings Inc.	United States	111,391	—
			14,857,574
Multi-Utilities 0.7%			
GDF Suez	France	1,202,122	34,553,826
Office Electronics 0.9%			
Xerox Corp.	United States	5,292,797	42,554,088
Oil, Gas & Consumable Fuels 3.4%			
BP PLC	United Kingdom	411,700	1,962,388
Eni SpA	Italy	523,870	9,733,334
Royal Dutch Shell PLC, A	United Kingdom	3,626,790	92,049,247
Total SA, B	France	1,244,472	56,267,234
			160,012,203
Paper & Forest Products 2.0%			
International Paper Co.	United States	3,161,620	71,547,460
Weyerhaeuser Co.	United States	686,788	24,174,938
			95,722,398
Pharmaceuticals 1.0%			
Eli Lilly & Co.	United States	743,250	24,898,875
Pfizer Inc.	United States	1,573,970	22,444,812
			47,343,687
Real Estate Investment Trusts (REITs) 1.5%			
Alexander's Inc.	United States	108,590	32,894,083
The Link REIT	Hong Kong	15,207,140	37,885,543
			70,779,626
Real Estate Management & Development 1.0%			
[a,b] Canary Wharf Group PLC	United Kingdom	8,298,072	36,634,572
Swire Pacific Ltd., B	Hong Kong	4,227,103	9,054,472
			45,689,044
Software 3.0%			
Microsoft Corp.	United States	3,266,054	75,151,902
Nintendo Co. Ltd.	Japan	227,156	67,702,303
			142,854,205
Tobacco 9.1%			
Altria Group Inc.	United States	3,759,637	75,343,125
British American Tobacco PLC	United Kingdom	2,984,134	95,280,188

24 | Semiannual Report

Mutual Quest Fund

Statement of Investments, June 30, 2010 (unaudited) *(continued)*

	Country	Shares/Warrants/ Contracts	Value
Common Stocks and Other Equity Interests (continued)			
Tobacco (continued)			
Imperial Tobacco Group PLC	United Kingdom	1,563,678	$ 43,909,197
Japan Tobacco Inc.	Japan	9,642	30,285,979
Lorillard Inc.	United States	987,631	71,089,679
Philip Morris International Inc.	United States	1,488,277	68,222,618
Reynolds American Inc.	United States	962,850	50,183,742
			434,314,528
Trading Companies & Distributors 0.6%			
[a] Kloeckner & Co. SE	Germany	1,727,701	30,726,474
Transportation Infrastructure 0.5%			
Groupe Eurotunnel SA	France	3,627,788	24,729,234
Wireless Telecommunication Services 2.6%			
SK Telecom Co. Ltd., ADR	South Korea	3,848,780	56,692,529
Vodafone Group PLC	United Kingdom	33,250,560	69,145,443
			125,837,972
Total Common Stocks and Other Equity Interests (Cost $3,451,439,772)			3,574,052,927
Preferred Stocks 1.8%			
Automobiles 1.6%			
Volkswagen AG, pfd.	Germany	876,095	77,765,694
Diversified Telecommunication Services 0.0%[g]			
[a,d] PTV Inc., 10.00%, pfd., A	United Kingdom	92,938	12,779
Machinery 0.2%			
[a,d,e,f] MCII Holdings Inc., PIK, pfd., A	United States	34,426	8,749,504
Total Preferred Stocks (Cost $104,568,521)			86,527,977
		Principal Amount[i]	
Corporate Bonds, Notes and Senior Floating Rate Interests 7.3%			
[j,k] Avaya Inc., Term Loan B-1, FRN, 3.26%, 10/26/14	United States	89,138,000	76,473,006
[k] BP Capital Markets PLC, FRN, 1.539%, 3/17/11	United Kingdom	30,000,000	28,973,280
[d,h] Cerberus CG Investor I LLC, 12.00%, 7/31/14	United States	6,600,000	3,036,000
[d,h] Cerberus CG Investor II LLC, 12.00%, 7/31/14	United States	6,600,000	3,036,000
[d,h] Cerberus CG Investor III LLC, 12.00%, 7/31/14	United States	3,300,000	1,518,000
CIT Group Inc.,			
[k] New Term Loan Tranche 1B, FRN, 13.00%, 1/20/12	United States	945,815	977,854
senior secured sub. bond, 7.00%, 5/01/13	United States	6,787,223	6,532,702
senior secured sub. bond, 7.00%, 5/01/14	United States	11,284,837	10,692,383
senior secured sub. bond, 7.00%, 5/01/15	United States	11,591,837	10,780,408
senior secured sub. bond, 7.00%, 5/01/16	United States	33,333,063	30,583,085
senior secured sub. bond, 7.00%, 5/01/17	United States	26,378,288	23,872,351
[k] Term Loan Tranche 2A, FRN, 9.50%, 1/20/12	United States	5,456,952	5,588,601
[j,k] First Data Corp., Term Loan, FRN, 3.097%, 9/24/14,			
B-1	United States	20,485,356	17,278,824
B-2	United States	4,081,455	3,447,809
B-3	United States	1,357,355	1,143,949

Semiannual Report | 25

Mutual Quest Fund

Statement of Investments, June 30, 2010 (unaudited) *(continued)*

	Country	Principal Amount[i]	Value
Corporate Bonds, Notes and Senior Floating Rate Interests (continued)			
[l] Indianapolis Downs LLC, senior secured note, 144A, 11.00%, 11/01/12	United States	2,950,000	$ 2,341,562
[b,e,k] International Automotive Components Group NA Inc., Revolver, FRN, 5.50%, 1/18/13	United States	1,027,725	1,027,725
[d,e,h] International Automotive Components Group NA LLC, 9.00%, 4/01/17	United States	1,560,200	1,533,485
[k] Realogy Corp., FRN,			
Delayed Draw Term Loan B, 3.292%, 10/10/13	United States	32,853,901	28,007,951
Initial Term Loan B, 3.292%, 10/10/13	United States	46,794,424	39,892,246
Synthetic Letter of Credit, 3.349%, 10/10/13	United States	10,300,841	8,781,467
Seadrill Ltd., cvt., senior note, 3.625%, 11/08/12	Bermuda	5,000,000	4,600,000
[k] Texas Competitive Electric Holdings Co. LLC, Delayed Draw Term Loan, FRN, 3.85%, 10/10/14	United States	51,565,536	37,909,899
[b,h] TVMAX Holdings Inc., PIK,			
11.50%, 7/31/10	United States	816,828	—
14.00%, 7/31/10	United States	1,031,896	—
Total Corporate Bonds, Notes and Senior Floating Rate Interests (Cost $363,177,465)			348,028,587
		Shares	
Companies in Liquidation 0.1%			
[a] Adelphia Recovery Trust	United States	38,254,708	1,270,056
[a,c] Adelphia Recovery Trust, Arahova Contingent Value Vehicle, Contingent Distribution	United States	4,899,492	1,163,630
[a,b,c] Century Communications Corp., Contingent Distribution	United States	13,497,000	—
[a,d] FIM Coinvestor Holdings I, LLC	United States	16,133,491	—
Total Companies in Liquidation (Cost $5,212,885)			2,433,686
Total Investments before Short Term Investments (Cost $3,924,398,643)			4,011,043,177
		Principal Amount[i]	
Short Term Investments 14.3%			
U.S. Government and Agency Securities 14.3%			
[m] FHLB, 7/01/10	United States	27,000,000	27,000,000
[m] U.S. Treasury Bills,			
7/22/10	United States	50,000,000	49,996,450
7/29/10	United States	50,000,000	49,994,300
8/05/10	United States	50,000,000	49,992,450
8/12/10	United States	50,000,000	49,990,950
8/19/10	United States	62,000,000	61,986,918
9/02/10	United States	50,000,000	49,986,900
9/09/10	United States	50,000,000	49,985,700
10/21/10	United States	50,000,000	49,976,350
11/26/10	United States	50,000,000	49,964,050
7/01/10 – 2/10/11	United States	195,000,000	194,874,739
Total U.S. Government and Agency Securities (Cost $683,753,326)			683,748,807

26 | Semiannual Report

aNon-income producing. bSecurity has been deemed illiquid because it may not be able to be sold within seven days. At June 30, 2010, the aggregate value of these securities was $40,696,770, representing 0.85% of net assets. cContingent distributions represent the right to receive additional distributions, if any, during the reorganization of the underlying company. Shares represent total underlying principal of debt securities. dSee Note 9 regarding restricted securities. eSee Note 13 regarding other considerations. fSee Note 12 regarding holdings of 5% voting securities. gRounds to less than 0.1% of net assets. hSee Note 8 regarding credit risk and defaulted securities. iThe principal amount is stated in U.S. dollars unless otherwise indicated. jA portion or all of the security purchased on a delayed delivery basis. See Note 1(c). kThe coupon rate shown represents the rate at period end. lSecurity was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions exempt from registration only to qualified institutional buyers or in a public offering registered under the Securities Act of 1933. This security has been deemed liquid under guidelines approved by the Fund’s Board of Trustees. At June 30, 2010, the value of this security was $2,341,562, representing 0.05% of net assets. mThe security is traded on a discount basis with no stated coupon rate.

At June 30, 2010, the Fund had the following forward exchange contracts outstanding. See Note 1(d).

28 | The accompanying notes are an integral part of these financial statements. | Semiannual Report

Semiannual Report | The accompanying notes are an integral part of these financial statements. | 29

30 | The accompanying notes are an integral part of these financial statements. | Semiannual Report

Mutual Quest Fund

Financial Statements *(continued)*

Statement of Operations

for the six months ended June 30, 2010 (unaudited)

Investment income:	
Dividends: (net of foreign taxes of $5,105,231)	
Unaffiliated issuers	$ 65,226,804
Non-controlled affiliated issuers (Note 12)	274,876
Interest:	
Unaffiliated issuers	7,598,085
Non-controlled affiliated issuers (Note 12)	118,280
Income from securities loaned	8,382
Total investment income	73,226,427
Expenses:	
Management fees (Note 3a)	15,220,463
Administrative fees (Note 3b)	1,939,177
Distribution fees: (Note 3c)	
Class A	1,676,438
Class B	148,538
Class C	1,917,120
Class R	300
Transfer agent fees (Note 3e)	2,275,465
Custodian fees (Note 4)	265,847
Reports to shareholders	187,799
Registration and filing fees	88,273
Professional fees	309,896
Trustees' fees and expenses	73,318
Dividends on securities sold short	995,495
Other	195,934
Total expenses	25,294,063
Net investment income	47,932,364
Realized and unrealized gains (losses):	
Net realized gain (loss) from:	
Investments:	
Unaffiliated issuers	289,340,058
Non-controlled affiliated issuers (Note 12)	1,663,574
Written options	(5,769,279)
Foreign currency transactions	120,408,979
Securities sold short	2,246,695
Net realized gain (loss)	407,890,027
Net change in unrealized appreciation (depreciation) on:	
Investments	(722,328,003)
Translation of other assets and liabilities denominated in foreign currencies	25,373,496
Net change in unrealized appreciation (depreciation)	(696,954,507)
Net realized and unrealized gain (loss)	(289,064,480)
Net increase (decrease) in net assets resulting from operations	$(241,132,116)

Semiannual Report | The accompanying notes are an integral part of these financial statements. | 31

32 | The accompanying notes are an integral part of these financial statements. | Semiannual Report

Mutual Quest Fund

Notes to Financial Statements (unaudited)

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Franklin Mutual Series Funds (Trust) is registered under the Investment Company Act of 1940, as amended, (1940 Act) as an open-end investment company, consisting of seven separate funds. The Mutual Quest Fund (Fund) is included in this report. The financial statements of the remaining funds in the Trust are presented separately. The Fund offers five classes of shares: Class Z, Class A, Class B, Class C, and Class R. Each class of shares differs by its initial sales load, contingent deferred sales charges, distribution fees, voting rights on matters affecting a single class and its exchange privilege.

The following summarizes the Fund’s significant accounting policies.

a. Financial Instrument Valuation

The Fund values its investments in securities and other assets and liabilities carried at fair value daily. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. Under procedures approved by the Fund’s Board of Trustees, the Fund may utilize independent pricing services, quotations from securities and financial instrument dealers, and other market sources to determine fair value.

Equity securities and derivative financial instruments (derivatives) listed on an exchange or on the NASDAQ National Market System are valued at the last quoted sale price or the official closing price of the day, respectively. Foreign equity securities are valued as of the close of trading on the foreign stock exchange on which the security is primarily traded, or the NYSE, whichever is earlier. The value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at the close of the NYSE on the day that the value of the security is determined. Over-the-counter securities are valued within the range of the most recent quoted bid and ask prices. Securities that trade in multiple markets or on multiple exchanges are valued according to the broadest and most representative market. Certain equity securities are valued based upon fundamental characteristics or relationships to similar securities.

Debt securities generally trade in the over-the-counter market rather than on a securities exchange. The Fund’s pricing services use multiple valuation techniques to determine fair value. In instances where sufficient market activity exists, the pricing services may utilize a market-based approach through which quotes from market makers are used to determine fair value. In instances where sufficient market activity may not exist or is limited, the pricing services also utilize proprietary valuation models which may consider market characteristics such as benchmark yield curves, option-adjusted spreads, credit spreads, estimated default rates, coupon rates, anticipated timing of principal repayments, underlying collateral, and other unique security features in order to estimate the relevant cash flows, which are then discounted to calculate the fair value. Securities denominated in a foreign currency are converted into their U.S. dollar equivalent at the foreign exchange rate in effect at the close of the NYSE on the date that the values of the foreign debt securities are determined.

Semiannual Report | 33

Mutual Quest Fund

Notes to Financial Statements (unaudited) (continued)

1.	ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (continued)
a.	Financial Instrument Valuation (continued)

Certain derivatives trade in the over-the-counter market. The Fund’s pricing services use various techniques including industry standard option pricing models and proprietary discounted cash flow models to determine the fair value of those instruments. The Fund’s net benefit or obligation under the derivative contract, as measured by the fair market value of the contract, is included in net assets.

The Fund has procedures to determine the fair value of securities and other financial instruments for which market prices are not readily available or which may not be reliably priced. Under these procedures, the Fund primarily employs a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. The Fund may also use an income-based valuation approach in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed.

Trading in securities on foreign exchanges and over-the-counter markets may be completed before the daily close of business on the NYSE. Occasionally, events occur between the time at which trading in a foreign security is completed and the close of the NYSE that might call into question the reliability of the value of a portfolio security held by the Fund. As a result, differences may arise between the value of the Fund’s portfolio securities as determined at the foreign market close and the latest indications of value at the close of the NYSE. In order to minimize the potential for these differences, the investment manager monitors price movements following the close of trading in foreign stock markets through a series of country specific market proxies (such as baskets of American Depository Receipts, futures contracts and exchange traded funds). These price movements are measured against established trigger thresholds for each specific market proxy to assist in determining if an event has occurred that may call into question the reliability of the values of the foreign securities held by the Fund. If such an event occurs, the securities may be valued using fair value procedures, which may include the use of independent pricing services.

b. Foreign Currency Translation

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. The Fund may enter into foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of securities, income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. Occasionally, events may impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the Fund’s Board of Trustees.

34 | Semiannual Report

Mutual Quest Fund

Notes to Financial Statements (unaudited) (continued)

1.	ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (continued)
b.	Foreign Currency Translation (continued)

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments on the Statement of Operations.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

c. Securities Purchased on a Delayed Delivery Basis

The Fund may purchase securities on a delayed delivery basis, with payment and delivery scheduled for a future date. These transactions are subject to market fluctuations and are subject to the risk that the value at delivery may be more or less than the trade date purchase price. Although the Fund will generally purchase these securities with the intention of holding the securities, it may sell the securities before the settlement date. Sufficient assets have been segregated for these securities.

d. Derivative Financial Instruments

The Fund may invest in derivatives in order to manage risk or gain exposure to various other investments or markets. Derivatives are financial contracts based on an underlying or notional amount, require no initial investment or an initial net investment that is smaller than would normally be required to have a similar response to changes in market factors, and require or permit net settlement. Derivatives may contain various risks including the potential inability of the coun-terparty to fulfill their obligations under the terms of the contract, the potential for an illiquid secondary market, and the potential for market movements which may expose the Fund to gains or losses in excess of the amounts shown on the Statement of Assets and Liabilities. Realized gain and loss and unrealized appreciation and depreciation on these contracts for the period are included in the Statement of Operations.

The Fund generally enters into forward exchange contracts in order to manage and/or gain exposure to certain foreign currencies. A forward exchange contract is an agreement between the Fund and a counterparty to buy or sell a foreign currency for a specific exchange rate on a future date. Pursuant to the terms of the forward exchange contracts, cash or securities may be required to be deposited as collateral. Unrestricted cash received may be invested according to the Fund’s investment objectives.

The Fund generally purchases or writes option contracts in order to manage or gain exposure to equity price risk. An option is a contract entitling the holder to purchase or sell a specific amount

Semiannual Report | 35

Mutual Quest Fund

Notes to Financial Statements (unaudited) (continued)

1.	ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (continued)
d.	Derivative Financial Instruments (continued)

of shares or units of a particular security, currency or index, or notional amount of a swap (swap-tion), at a specified price. Options purchased are recorded as an asset while options written are recorded as a liability. Upon exercise of an option, the acquisition cost or sales proceeds of the security is adjusted by any premium paid or received. Upon expiration of an option, any premium paid or received is recorded as a realized loss or gain. Upon closing an option other than through expiration or exercise, the difference between the premium and the cost to close the position is recorded as a realized gain or loss.

See Note 11 regarding other derivative information.

e. Securities Sold Short

The Fund is engaged in selling securities short, which obligates the Fund to replace a borrowed security with the same security at current market value. The Fund incurs a loss if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund realizes a gain if the price of the security declines between those dates. Gains are limited to the price at which the Fund sold the security short, while losses are potentially unlimited in size.

The Fund is required to establish a margin account with the broker lending the security sold short. While the short sale is outstanding, the broker retains the proceeds of the short sale and the Fund must maintain a deposit with broker consisting of cash and/or securities having a value equal to a specified percentage of the value of the securities sold short. The Fund is obligated to pay stock loan fees for borrowing the securities sold short and is required to pay the counterparty any dividends or interest due on securities sold short. Such dividends or interest and any stock loan fees are recorded as an expense to the Fund.

f. Securities Lending

The Fund participates in an agency based security lending program. The Fund receives cash collateral against the loaned securities in an amount equal to at least 102% of the market value of the loaned securities. Collateral is maintained over the life of the loan in an amount not less than 100% of the market value of loaned securities, as determined at the close of Fund business each day; any additional collateral required due to changes in security values is delivered to the Fund on the next business day. The collateral is invested in a non-registered money fund (Bank of New York Institutional Cash Reserve Fund or ICRF) managed by the Fund’s custodian on the Fund’s behalf. The Fund receives income from the investment of cash collateral, in addition to lending fees and rebates paid by the borrower. The Fund bears the market risk with respect to the collateral investment, securities loaned, and the risk that the agent may default on its obligations to the Fund. The securities lending agent has agreed to indemnify the Fund in the event of default by a third party borrower. At June 30, 2010, the Fund had no securities on loan.

36 | Semiannual Report

Mutual Quest Fund

Notes to Financial Statements (unaudited) (continued)

1.	ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (continued)
f.	Securities Lending (continued)

In September of 2008, the Bank of New York Mellon advised the Fund that the ICRF had exposure to certain defaulted debt obligations of Lehman Brothers Holdings, Inc. and that they had created a separate sleeve (Series B) of the ICRF to hold these securities apart from the main investments. Each investor in the ICRF was allocated its pro-rata portion of Series B. The Fund’s position in Series B is disclosed on the Statement of Investments at fair value and any unrealized loss attributable to the position is included in net assets.

g. Income Taxes

It is the Fund’s policy to qualify as a regulated investment company under the Internal Revenue Code and to distribute to shareholders substantially all of its taxable income and net realized gains. As a result, no provision for federal income taxes is required. The Fund files U.S. income tax returns as well as tax returns in certain other jurisdictions. As of June 30, 2010, and for all open tax years, the Fund has determined that no provision for income tax is required in the Fund’s financial statements. Open tax years are those that remain subject to examination by such taxing authorities, which in the case of the U.S. is three years after the filing of a fund’s tax return.

Foreign securities held by the Fund may be subject to foreign taxation on dividend income received. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests.

h. Security Transactions, Investment Income, Expenses and Distributions

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Amortization of premium and accretion of discount on debt securities are included in interest income. Dividend income and dividends declared on securities sold short are recorded on the ex-dividend date except that certain dividends from foreign securities are recognized as soon as the Fund is notified of the ex-dividend date. Distributions to shareholders are recorded on the ex-dividend date and are determined according to income tax regulations (tax basis). Distributable earnings determined on a tax basis may differ from earnings recorded in accordance with accounting principles generally accepted in the United States of America. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.

Common expenses incurred by the Trust are allocated among the funds based on the ratio of net assets of each fund to the combined net assets of the Trust. Fund specific expenses are charged directly to the fund that incurred the expense.

Semiannual Report | 37

Mutual Quest Fund

Notes to Financial Statements (unaudited) (continued)

1.	ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (continued)
h.	Security Transactions, Investment Income, Expenses and Distributions (continued)

Realized and unrealized gains and losses and net investment income, not including class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class. Differences in per share distributions, by class, are generally due to differences in class specific expenses.

i. Accounting Estimates

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

j. Guarantees and Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust, on behalf of the Fund, enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. Currently, the Trust expects the risk of loss to be remote.

2. SHARES OF BENEFICIAL INTEREST

At June 30, 2010, there were an unlimited number of shares authorized (without par value).

Transactions in the Fund’s shares were as follows:

38 | Semiannual Report

3. TRANSACTIONS WITH AFFILIATES

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton Investments. Certain officers and trustees of the Trust are also officers and/or directors of the following subsidiaries:

Subsidiary

Franklin Mutual Advisers, LLC (Franklin Mutual) Franklin Templeton Services, LLC (FT Services) Franklin Templeton Distributors, Inc. (Distributors)

Franklin Templeton Investor Services, LLC (Investor Services)

Affiliation Investment manager Administrative manager Principal underwriter Transfer agent

a. Management Fees

The Fund pays an investment management fee to Franklin Mutual based on the average daily net assets of the Fund as follows:

Semiannual Report | 39

Mutual Quest Fund

Notes to Financial Statements (unaudited) (continued)

3.	TRANSACTIONS WITH AFFILIATES (continued)
b.	Administrative Fees

The Fund pays its allocated share of an administrative fee to FT Services based on the Trust’s aggregate average daily net assets as follows:

c. Distribution Fees

The Fund’s Board of Trustees has adopted distribution plans for each share class, with the exception of Class Z shares, pursuant to Rule 12b-1 under the 1940 Act. Under the Fund’s Class A reimbursement distribution plan, the Fund reimburses Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund's shares up to the maximum annual plan rate. Under the Class A reimbursement distribution plan, costs exceeding the maximum for the current plan year cannot be reimbursed in subsequent periods.

In addition, under the Fund’s Class B, C, and R compensation distribution plans, the Fund pays Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund’s shares up to the maximum annual plan rate for each class.

The maximum annual plan rates, based on the average daily net assets, for each class, are as follows:

The Board of Trustees has set the current rate at 0.30% per year for Class A shares until further notice and approval by the Board.

d. Sales Charges/Underwriting Agreements

Distributors has advised the Fund of the following commission transactions related to the sales and redemptions of the Fund’s shares for the period:

e. Transfer Agent Fees

For the period ended June 30, 2010, the Fund paid transfer agent fees of $2,275,465, of which $1,538,244 was retained by Investor Services.

40 | Semiannual Report

Mutual Quest Fund

Notes to Financial Statements (unaudited) (continued)

4. EXPENSE OFFSET ARRANGEMENT

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund’s custodian expenses. During the period ended June 30, 2010, there were no credits earned.

5. INDEPENDENT TRUSTEES’ RETIREMENT PLAN

On January 1, 1993, the Trust adopted an Independent Trustees’ Retirement Plan (“Plan”). The Plan is an unfunded defined benefit plan that provides benefit payments to Trustees whose length of service and retirement age meets the eligibility requirements of the Plan. Benefits under the plan are based on years of service and fees paid to each trustee at the time of retirement. Effective in December 1996, the Plan was closed to new participants.

During the period ended June 30, 2010, the Fund’s projected benefit obligation and benefit payments under the plan were as follows:

aThe projected benefit obligation is included in accrued expenses and other liabilities in the Statement of Assets and Liabilities. bThe increase in projected benefit obligation is included in trustees’ fees and expenses in the Statement of Operations.

6. INCOME TAXES

For tax purposes, capital losses may be carried over to offset future capital gains, if any. At December 31, 2009, the Fund had tax basis capital losses of $47,730,183 expiring in 2017.

At June 30, 2010, the cost of investments and net unrealized appreciation (depreciation) for income tax purposes were as follows:

Net investment income differs for financial statement and tax purposes primarily due to differing treatments of defaulted securities, foreign currency transactions, passive foreign investment company shares, payments-in-kind, bond discounts and premiums, accrued pension expenses, certain dividends on securities sold short, partnership distributions, recognition of partnership income and certain corporate action adjustments.

Semiannual Report | 41

Mutual Quest Fund

Notes to Financial Statements (unaudited) (continued)

6. INCOME TAXES (continued)

Net realized gains (losses) differ for financial statement and tax purposes primarily due to differing treatments of wash sales, foreign currency transactions, passive foreign investment company shares, payments-in-kind, bond discounts and premiums, tax straddles, certain dividends on securities sold short, partnership distributions, recognition of partnership income, index options and certain corporate action adjustments.

7. INVESTMENT TRANSACTIONS

Purchases and sales of investments (excluding short term securities and securities sold short) for the period ended June 30, 2010, aggregated $1,732,214,595 and $1,172,415,210, respectively.

Transactions in options written during the period ended June 30, 2010, were as follows:

8. CREDIT RISK AND DEFAULTED SECURITIES

The Fund may purchase the pre-default or defaulted debt of distressed companies. Distressed companies are financially troubled and are about to be or are already involved in financial restructuring or bankruptcy. Risks associated with purchasing these securities include the possibility that the bankruptcy or other restructuring process takes longer than expected, or that distributions in restructuring are less than anticipated, either or both of which may result in unfavorable consequences to the Fund. If it becomes probable that the income on debt securities, including those of distressed companies, will not be collected, the Fund discontinues accruing income and recognizes an adjustment for uncollectible interest.

At June 30, 2010, the aggregate value of distressed company securities for which interest recognition has been discontinued was $9,123,485, representing 0.19% of the Fund’s net assets. For information as to specific securities, see the accompanying Statement of Investments.

42 | Semiannual Report

Mutual Quest Fund

Notes to Financial Statements (unaudited) (continued)

9. RESTRICTED SECURITIES

The Fund may invest in securities that are restricted under the Securities Act of 1933 (1933 Act) or which are subject to legal, contractual, or other agreed upon restrictions on resale. Restricted securities are often purchased in private placement transactions, and cannot be sold without prior registration unless the sale is pursuant to an exemption under the 1933 Act. Disposal of these securities may require greater effort and expense, and prompt sale at an acceptable price may be difficult. The Fund may have registration rights for restricted securities. The issuer generally incurs all registration costs.

At June 30, 2010, the Fund held investments in restricted securities, excluding certain securities exempt from registration under the 1933 Act deemed to be liquid, as follows:

Semiannual Report | 43

aThe Fund also invests in unrestricted securities or other investments in the issuer, valued at $1,027,725 as of June 30, 2010.

10. UNFUNDED CAPITAL COMMITMENTS

The Fund may enter into certain capital commitments and may be obligated to perform on such agreements at a future date. The Fund monitors these commitments and assesses the probability of required performance. For any agreements whose probability of performance is determined to be greater than remote, the Fund assesses the fair value of the commitment. In instances where the probability of performance is greater than remote and the performance under the commitment would result in an unrealized loss, the Fund recognizes such losses on the Statement of Assets and Liabilities and the Statement of Operations.

At June 30, 2010, the Fund had aggregate unfunded capital commitments of $303,514, for which no depreciation has been recognized.

11. OTHER DERIVATIVE INFORMATION

At June 30, 2010, the Fund has invested in derivative contracts which are reflected on the Statement of Assets and Liabilities as follows:

44 | Semiannual Report

Mutual Quest Fund

Notes to Financial Statements (unaudited) (continued)

11. OTHER DERIVATIVE INFORMATION (continued)

For the period ended June 30, 2010, the effect of derivative contracts on the Fund’s Statement of Operations was as follows:

aRepresents the average number of option contracts or notional amount for other derivative contracts outstanding during the period. For derivative contracts denominated in foreign currencies, notional amounts are converted into U.S. dollars.

See Note 1(d) regarding derivative financial instruments.

12. HOLDINGS OF 5% VOTING SECURITIES OF PORTFOLIO COMPANIES

The 1940 Act defines “affiliated companies” to include investments in portfolio companies in which a fund owns 5% or more of the outstanding voting securities. Investments in “affiliated companies” for the Fund for the period ended June 30, 2010, were as shown below.

Semiannual Report | 45

Mutual Quest Fund

Notes to Financial Statements (unaudited) (continued)

13. OTHER CONSIDERATIONS

Officers, directors or employees of the Fund’s Investment Manager, may serve from time to time as members of bondholders’ steering committees, official creditors’ committees, or boards of directors of companies in which the Fund invests. Such participation may result in the possession by the Investment Manager of material non-public information which, pursuant to the Fund’s policies and the requirements of applicable securities laws, could prevent the Fund from trading in the securities of such companies for limited or extended periods of time.

14. CREDIT FACILITY

The Fund, together with other U.S. registered and foreign investment funds (collectively “Borrowers”), managed by Franklin Templeton Investments, are borrowers in a joint syndicated senior unsecured credit facility totaling $750 million (Global Credit Facility) which matures on January 21, 2011. This Global Credit Facility provides a source of funds to the Borrowers for temporary and emergency purposes, including the ability to meet future unanticipated or unusually large redemption requests.

Under the terms of the Global Credit Facility, the Fund shall, in addition to interest charged on any borrowings made by the Fund and other costs incurred by the Fund, pay its share of fees and expenses incurred in connection with the implementation and maintenance of the Global Credit Facility, based upon its relative share of the aggregate net assets of all of the Borrowers, including an annual commitment fee of 0.10% based upon the unused portion of the Global Credit Facility, which is reflected in other expenses on the Statement of Operations. During the period ended June 30, 2010, the Fund did not use the Global Credit Facility.

15. FAIR VALUE MEASUREMENTS

The Fund follows a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Fund’s own market assumptions (unobservable inputs). These inputs are used in determining the value of the Fund’s investments and are summarized in the following fair value hierarchy:

  Level 1 – quoted prices in active markets for identical securities

  Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speed, credit risk, etc.)

  Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

For movements between the levels within the fair value hierarchy, the Fund has adopted a policy of recognizing the transfers as of the date of the underlying event which caused the movement.

46 | Semiannual Report

Mutual Quest Fund

Notes to Financial Statements (unaudited) (continued)

15. FAIR VALUE MEASUREMENTS (continued)

The following is a summary of the inputs used as of June 30, 2010, in valuing the Fund’s assets and liabilities carried at fair value:

[a]Includes common and preferred stocks as well as other equity investments.
[b]Includes securities determined to have no value at June 30, 2010.
[c]For detailed industry descriptions, see the accompanying Statement of Investments.

At June 30, 2010, the reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining fair value, is as follows:

Mutual Quest Fund

Notes to Financial Statements (unaudited) (continued)

aIncludes common and preferred stocks as well as other equity investments. bIncludes securities determined to have no value at at June 30, 2010.

16. SUBSEQUENT EVENTS

The Fund has evaluated subsequent events through the issuance of the financial statements and determined that no events have occurred that require disclosure.

48 | Semiannual Report

Mutual Quest Fund Shareholder Information

Board Review of Investment Management Agreement

The Board of Trustees (Board), including the independent trustees, at a Board meeting held on May 18, 2010, unanimously approved renewal of the Fund’s investment management agreement, as well as the Fund’s administrative services agreement. Prior to a meeting of all the trustees for the purpose of considering such renewals, the independent trustees held three meetings dedicated to the renewal process (those trustees unable to attend in person were present by telephonic conference means). Throughout the process, the independent trustees received assistance and advice from and met separately with independent counsel. The independent trustees met with and interviewed officers of the investment manager (including portfolio managers), the transfer agent and shareholder services group and the distributor. In approving the renewal of the investment management agreement and the administrative services agreement for the Fund, the Board, including the independent trustees, determined that the existing investment management fee structure was fair and reasonable and that continuance of the agreements was in the best interests of the Fund and its shareholders.

In reaching their decision on the investment management agreement (as well as the administrative services agreement), the trustees took into account information furnished throughout the year at regular Board meetings, as well as information specifically requested and furnished for the renewal process, which culminated in the meetings referred to above for the specific purpose of considering such agreements. Information furnished throughout the year included, among others, reports on the Fund’s investment performance, expenses, portfolio composition, portfolio brokerage execution, soft dollars/client commission arrangements, derivatives, securities lending, portfolio turnover, Rule 12b-1 plans, distribution, shareholder servicing, compliance, pricing of securities and sales and redemptions, along with related financial statements and other information about the scope and quality of services provided by the investment manager and its affiliates and enhancements to such services over the past year. In addition, the trustees received periodic reports throughout the year and during the renewal process relating to compliance with the Fund’s investment policies and restrictions. During the renewal process, the independent trustees considered the investment manager’s methods of operation within the Franklin Templeton group and its activities on behalf of other clients.

The information obtained by the trustees during the renewal process also included a special report prepared by Lipper, Inc. (Lipper), an independent third-party analyst, comparing the Fund’s investment performance and expenses with those of other mutual funds deemed comparable to the Fund as selected by Lipper (Lipper Section 15(c) Report). The trustees reviewed the Lipper Section 15(c) Report and its usefulness in the renewal process with respect to matters such as comparative fees, expenses, expense ratios, performance and volatility. They concluded that the report continues to be a reliable resource in the performance of their duties.

In addition, the trustees received and reviewed a report on the investment manager’s (and its parent’s) profitability (Profitability Study). Over the past year, the Board and counsel to the independent trustees continued to receive reports on management’s handling of recent regulatory actions and pending legal actions against the investment manager and its affiliates. The independent trustees were satisfied with the actions taken to date by management in response to such regulatory and legal proceedings.

Semiannual Report | 49

Mutual Quest Fund Shareholder Information (continued)

Board Review of Investment Management Agreement (continued)

Particular attention was given to management’s diligent risk management procedures, including continuous monitoring of counterparty credit risk and attention given to derivatives and other complex instruments. The Board also took into account, among other things, management’s efforts in establishing a global credit facility for the benefit of the Fund and other accounts managed by Franklin Templeton Investments to provide a source of cash for temporary and emergency purposes or to meet unusual redemption requests as well as the strong financial position of the investment manager’s parent company and its commitment to the mutual fund business as evidenced by its subsidization of money market funds. The trustees also noted management’s efforts to minimize any negative impact on the nature and quality of services provided to the Fund arising from Franklin Templeton Investments’ implementation of a hiring freeze and employee reductions in response to market conditions during the latter part of 2008 and early 2009.

In addition to the above and other matters considered by the trustees throughout the course of the year, the following discussion relates to certain primary factors relevant to the Board’s decision. This discussion of the information and factors considered by the Board (as well as the discussion above) is not intended to be exhaustive, but rather summarizes certain factors considered by the Board. In view of the wide variety of factors considered, the Board did not, unless otherwise noted, find it practicable to quantify or otherwise assign relative weights to the foregoing factors. In addition, individual trustees may have assigned different weights to various factors.

NATURE, EXTENT AND QUALITY OF SERVICES. The trustees reviewed the nature, extent and quality of the services provided by the investment manager. In this regard, they reviewed the Fund’s investment approach and concluded that, in their view, it continues to differentiate the Fund from typical core investment products in the mutual fund field. The trustees cited the investment manager’s ability to implement the Fund’s disciplined value investment approach and its long-term relationship with the Fund as reasons that shareholders choose to invest, and remain invested, in the Fund. The trustees reviewed the Fund’s portfolio management team, including its performance, staffing, skills and compensation program. With respect to portfolio manager compensation, management assured the trustees that the Fund’s long-term performance is a significant component of incentive-based compensation and noted that a portion of a portfolio manager’s incentive-based compensation is paid in shares of predesignated funds from the portfolio manager’s fund management area. The trustees noted that the portfolio manager compensation program aligned the interests of the portfolio managers with that of Fund shareholders. The trustees discussed with management various other products, portfolios and entities that are advised by the investment manager and the allocation of assets and expenses among and within them, as well as their relative fees and reasons for differences with respect thereto and any potential conflicts.

During regular Board meetings and the aforementioned meetings of the independent trustees, the trustees received reports and presentations on the investment manager’s best execution trading policies. The trustees considered periodic reports provided to them showing that the investment manager complied with the investment policies and restrictions of the Fund as well as other reports periodically furnished to the Board covering matters such as the compliance of portfolio managers

50 | Semiannual Report

Mutual Quest Fund Shareholder Information (continued)

Board Review of Investment Management Agreement (continued)

and other management personnel with the code of ethics covering the investment management personnel, the adherence to fair value pricing procedures established by the Board and the accuracy of net asset value calculations. The Board noted the extent of the benefits provided to Fund shareholders from being part of the Franklin Templeton group, including the right to exchange investments between funds (same class) without a sales charge, the ability to reinvest Fund dividends into other funds and the right to combine holdings of other funds to obtain reduced sales charges. The trustees considered the significant recent efforts to develop, test and implement compliance procedures established in accordance with SEC requirements.

The trustees also reviewed the nature, extent and quality of the Fund’s other service agreements to determine that, on an overall basis, Fund shareholders were well served. In this connection, the Board also took into account administrative and transfer agent and shareholder services provided to Fund shareholders by an affiliate of the investment manager, noting continuing expenditures by management to increase and improve the scope of such services and favorable periodic reports on shareholder services conducted by independent third parties. While such considerations directly affected the trustees’ decision in renewing the Fund’s administrative services and transfer agent and shareholder services agreement, the Board also considered these commitments as incidental benefits to Fund shareholders deriving from the investment management relationship.

Based on their review, the trustees were satisfied with the nature and quality of the overall services provided by the investment manager and its affiliates to the Fund and its shareholders and were confident in the abilities of the management team to continue the disciplined value investment approach of the Fund and to provide quality services to the Fund and its shareholders.

INVESTMENT PERFORMANCE. The trustees reviewed and placed significant emphasis on the investment performance of the Fund over the one-, three-, five- and 10-year periods ended December 31, 2009. They considered the history of successful performance of the Fund relative to various benchmarks. As part of their review, they inquired of management regarding benchmarks, style drift and restrictions on permitted investments. Consideration was also given to performance in the context of available levels of cash during the periods. The trustees had meetings during the year, including the meetings referred to above held in connection with the renewal process, with the Fund’s portfolio managers to discuss performance and the management of the Fund. In addition, particular attention in assessing performance was given to the Lipper Section 15(c) Report. That report showed the investment performance of the Fund (Class A shares) in comparison to other funds determined comparable by Lipper.

The comparable funds to the Fund, as chosen by Lipper, included all retail and institutional multi-cap value funds. The Fund had total returns in the second-lowest performing quintile for the one-year period ended December 31, 2009 (even though the Fund’s returns were in excess of 20% for such period), and had annualized total returns for the three- and five-year periods in the best performing quintile. The trustees noted that the Fund’s total return on an annualized basis for the 10-year period ended December 31, 2009, was in the best performing quintile and exceeded 7%, as

Semiannual Report | 51

Mutual Quest Fund Shareholder Information (continued)

Board Review of Investment Management Agreement (continued)

shown in the Lipper Section 15(c) Report. The Board discussed with the investment manager the reasons for the relative underperformance for the one-year period ended December 31, 2009. While noting such discussions, the Board, overall, was satisfied with the comparative performance of the Fund.

The trustees also compared Fund performance to other industry benchmarks, including measures of risk-adjusted performance of a fund, as part of their evaluation of investment performance. The trustees concluded that the Fund had continued to perform well in comparison to its various benchmarks and in the context of the Fund’s objectives.

COMPARATIVE EXPENSES AND MANAGEMENT PROFITABILITY. The trustees considered the cost of the services provided and to be provided and the profits realized by the investment manager and its affiliates from their respective relationships with the Fund. As part of the approval process, they explored with management the trends in expense ratios over the past three fiscal years and the reasons for any increases in the Fund’s expense ratios. In considering the appropriateness of the management fee and other expenses charged the Fund, the Board took into account various factors including investment performance and matters relating to Fund operations, including, but not limited to, the quality and experience of its portfolio managers and research staff. Consideration was also given to a comparative analysis in the Lipper Section 15(c) Report of the investment management fee and total expense ratios of the Fund in comparison with those of a group of other funds selected by Lipper as its appropriate Lipper expense group. Lipper expense data is based upon information taken from the Fund’s most recent annual report, which reflects historical asset levels that may be quite different from those currently existing, particularly in a period of market volatility. While recognizing such inherent limitation and the fact that expense ratios generally increase as assets decline and decrease as assets grow, the Board believed the independent analysis conducted by Lipper to be an appropriate measure of comparative expenses.

In reviewing comparative costs, emphasis was given to the Fund’s contractual management fee in comparison with the contractual management fee that would have been charged by other funds within its Lipper expense group assuming they were similar in size to the Fund, as well as the actual total expenses of the Fund in comparison with those of its Lipper expense group. The Lipper contractual management fee analysis includes administrative charges as being part of the management fee, and total expenses, for comparative consistency, are shown by Lipper for Fund Class A shares.

The Fund’s contractual management fee rate was in the middle quintile of its Lipper expense group and its total expenses were in the least expensive quintile of such group. The Board was satisfied with such comparative expenses.

The trustees also reviewed the Profitability Study addressing profitability of Franklin Resources, Inc., from its overall U.S. fund business, as well as profitability of the investment manager to the Fund, from providing investment management and other services to the Fund during the 12-month period ended September 30, 2009, the most recent fiscal year-end of Franklin Resources, Inc.

52 | Semiannual Report

Mutual Quest Fund Shareholder Information (continued)

Board Review of Investment Management Agreement (continued)

The trustees noted that this analysis is reviewed every other year by independent accountants based on agreed-upon methodologies. The trustees reviewed the basis on which such reports are prepared and the reasonableness of the cost allocation methodology utilized in the Profitability Study, it being recognized that allocation methodologies may each be reasonable while producing different results. The independent trustees reviewed the investment manager’s method of assignment and allocation of actual expenses to the Fund, allocations for other accounts managed by the investment manager and the method of allocations in the Profitability Study.

The independent trustees met with management to discuss the Profitability Study. This included, among other things, a comparison of investment management income with investment management expenses of the Fund; comparison of underwriting revenues and expenses; the relative relationship of investment management and underwriting expenses; shareholder servicing profitability; economies of scale; and the relative contribution of the Fund to the profitability of the investment manager and its parent. In discussing the Profitability Study with the Board, the investment manager stated its belief that the costs incurred in establishing the infrastructure necessary to operate the type of mutual fund operations conducted by it and its affiliates may not be fully reflected in the expenses allocated to the Fund in determining its profitability.

The trustees considered an additional Lipper study analyzing the profitability of the parent of the investment manager as compared to other publicly held investment managers, which also aided the trustees in considering profitability excluding distribution costs. The Board also took into account management’s expenditures in improving shareholder services provided to the Fund, as well as the need to meet additional regulatory and compliance requirements resulting from the Sarbanes-Oxley Act and recent SEC and other regulatory requirements. The trustees also considered the extent to which the investment manager may derive ancillary benefits from Fund operations, including those derived from economies of scale, discussed below, the allocation of Fund brokerage and the use of commission dollars to pay for research and other similar services.

Based upon their consideration of all these factors, the trustees determined that the level of profits realized by the manager and its affiliates in providing services to the Fund was not excessive in view of the nature, quality and extent of services provided.

ECONOMIES OF SCALE. The Board considered economies of scale realized by the investment manager and its affiliates as the Fund grows larger and the extent to which they are shared with Fund shareholders, as for example, in the level of the investment management fee charged, in the quality and efficiency of services rendered and in increased capital commitments benefiting the Fund directly or indirectly. While recognizing that any precise determination is inherently subjective, the trustees noted that, based upon the Profitability Study, as some funds increase in size, at some point economies of scale may result in the investment manager realizing a larger profit margin on investment management services provided such a fund. The trustees also noted that benefits of economies of scale will be shared with Fund shareholders due to the decline in the effective investment management fee rate as breakpoints are achieved by the Fund.

Semiannual Report | 53

Mutual Quest Fund Shareholder Information (continued)

Board Review of Investment Management Agreement (continued)

The trustees noted that breakpoints had been instituted as part of the Fund’s investment management fee in 2004. The trustees assessed the savings to shareholders resulting from such breakpoints and believed they were, and continue to be, appropriate and they agreed to continue to monitor the appropriateness of the breakpoints. The trustees also considered the effects an increase in assets under management would have on the investment management fee of the Fund. To the extent further economies of scale may be realized by the investment manager and its affiliates, the Board believed the investment management and administrative fees provide a sharing of benefits with the Fund and its shareholders.

Proxy Voting Policies and Procedures

The Fund’s investment manager has established Proxy Voting Policies and Procedures (Policies) that the Fund uses to determine how to vote proxies relating to portfolio securities. Shareholders may view the Fund’s complete Policies online at franklintempleton.com. Alternatively, shareholders may request copies of the Policies free of charge by calling the Proxy Group collect at (954) 527-7678 or by sending a written request to: Franklin Templeton Companies, LLC, 500 East Broward Boulevard, Suite 1500, Fort Lauderdale, FL 33394, Attention: Proxy Group. Copies of the Fund’s proxy voting records are also made available online at franklintempleton.com and posted on the U.S. Securities and Exchange Commission’s website at sec.gov and reflect the most recent 12-month period ended June 30.

Quarterly Statement of Investments

The Fund files a complete statement of investments with the U.S. Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission’s website at sec.gov. The filed form may also be viewed and copied at the Commission’s Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling (800) SEC-0330.

54 | Semiannual Report

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MUTUAL BEACON FUND

SPECIALIZED EXPERTISE

TRUE DIVERSIFICATION

RELIABILITY YOU CAN TRUST

MUTUAL FUNDS |

Franklin Templeton Investments

Gain From Our Perspective®

Franklin Templeton’s distinct multi-manager structure combines the specialized expertise of three world-class investment management groups—Franklin, Templeton and Mutual Series.

Each of our portfolio management groups operates autonomously, relying on its own research and staying true to the unique investment disciplines that underlie its success.

Franklin. Founded in 1947, Franklin is a recognized leader in fixed income investing and also brings expertise in growth- and value-style U.S. equity investing.

Templeton. Founded in 1940, Templeton pioneered international investing and, in 1954, launched what has become the industry’s oldest global fund. Today, with offices in over 25 countries, Templeton offers investors a truly global perspective.

Mutual Series. Founded in 1949, Mutual Series is dedicated to a unique style of value investing, searching aggressively for opportunity among what it believes are undervalued stocks, as well as arbitrage situations and distressed securities.

Because our management groups work independently and adhere to different investment approaches, Franklin, Templeton and Mutual Series funds typically have distinct portfolios. That’s why our funds can be used to build truly diversified allocation plans covering every major asset class.

At Franklin Templeton Investments, we seek to consistently provide investors with exceptional risk-adjusted returns over the long term, as well as the reliable, accurate and personal service that has helped us become one of the most trusted names in financial services.

RETIREMENT PLANS | 529 COLLEGE SAVINGS PLANS | SEPARATE ACCOUNTS

Not part of the semiannual report

Geographic Breakdown
Based on Total Net Assets as of 6/30/10

U.S.
63.0%
U.K.
10.7%
Switzerland
5.8%
Germany
4.0%
Denmark
2.3%
Japan
1.7%
Spain
1.6%
Australia
0.8%
Norway
0.8%
Other
1.7%
Short-Term Investments & Other Net Assets
7.6%

period, home sales stalled as the homebuyer tax credit program ended, and the housing sector overall remained weak as the pace of home sales and housing starts failed to gain traction.

As signs emerged of a demand-led recovery in the period's first half, oil prices rose from $79 per barrel at the end of December 2009 to a period high of nearly $87 in early April. When mixed economic data began to indicate a slow recovery, oil prices drifted down as low as $66 in late May and ended the period at $76. The June 2010 inflation rate was an annualized 1.1%.[2] Core inflation, which excludes food and energy costs, rose at a 0.9% annualized rate.[2]

Given few inflationary pressures and uncertainty surrounding the economic recovery, the Federal Open Market Committee announced it intended to hold the federal funds target rate in the 0% to 0.25% range "for an extended period" as it laid the groundwork for an eventual tightening of monetary policy. As some U.S. economic data improved in early 2010, the Federal Reserve Board began withdrawing some of the extraordinary support policies it had provided in response to the 2008 financial crisis.

The International Monetary Fund raised its global economic growth estimates and global manufacturing continued to expand for most of the period; however, economic indicators were mixed. Corporate fundamentals remained strong, and the majority of earnings announcements around the world beat expectations despite growing concerns about margin preservation and the sustainability of earnings momentum. In the spring of 2010, a debt crisis affecting several European countries had the potential to stifle the fragile recovery. As a result of ongoing economic uncertainty, developed world policymakers maintained interest rates at very low levels. However, policymakers in a number of emerging markets began to incrementally withdraw stimulus measures by phasing out incentive programs and cautiously allowing interest rates and foreign exchange rates to rise.

As investor confidence rose amid encouraging economic data early in the period, global equity markets generally rallied, though the advance was uneven. However, as the period progressed, concerns about many European countries' creditworthiness and lingering doubts about the U.S. and global economic recovery contributed to significant equity market volatility and, ultimately, falling equity prices as many investors sought the relative safety of U.S. Treasury securities. Virtually all equity sectors and regions ended the reporting period with losses, the euro fell to its lowest level since 2006, and a renewed flight to safety further compressed already meager U.S. Treasury yields.

2. Source: Bureau of Labor Statistics.

6 | Semiannual Report

Investment Strategy

At Mutual Series, we are committed to our distinctive value approach to investing, which we believe can generate above-average risk-adjusted returns over time for our shareholders. Our major investment strategy is investing in undervalued stocks. When selecting undervalued equities, we are always attracted to fundamentally strong companies with healthy balance sheets, high-quality assets, substantial free cash flow and shareholder-oriented management teams and whose stocks are trading at discounts to our assessment of the companies' intrinsic or business value. We also look for asset rich companies whose shares may be trading at depressed levels due to concerns over short-term earnings disappointments, litigation, management strategy or other perceived negatives. This strict value approach is not only intended to improve the likelihood of upside potential, but it is also intended to reduce the risk of substantial declines. While the vast majority of our undervalued equity investments are made in publicly traded companies globally, we may invest occasionally in privately held companies as well.

We complement this more traditional investment strategy with two others. One is distressed investing, a highly specialized field that has proven quite profitable during certain periods over the years. Distressed investing is complex and can take many forms. The most common distressed investment the Fund undertakes is the purchase of financially troubled or bankrupt companies' debt at a substantial discount to face value. After the financially distressed company is reorganized, often in bankruptcy court, the old debt is typically replaced with new securities issued by the financially stronger company.

The other piece of our investment strategy is participating in arbitrage situations, another highly specialized field. When companies announce proposed mergers or takeovers, commonly referred to as "deals," the target company may trade at a discount to the bid it ultimately accepts. One form of arbitrage involves purchasing the target company's stock when it is trading below the value we believe it would receive in a deal. In keeping with our commitment to a relatively conservative investment approach, we typically focus our arbitrage efforts on announced deals, and eschew rumored deals or other situations we consider relatively risky.

Top 10 Sectors/Industries

Based on Equity Securities as of 6/30/10

	% of Total Net Assets
Tobacco	8.7%
Insurance	7.3%
Media	6.4%
Beverages	4.2%
Health Care Providers & Services	4.2%
Diversified Telecommunication Services	4.1%
Paper & Forest Products	4.0%
Food & Staples Retailing	3.8%
Food Products	3.5%
Pharmaceuticals	3.4%

Semiannual Report | 7

Top 10 Holdings
6/30/10

Company *Sector/Industry, Country*	% of Total Net Assets
CVS Caremark Corp. *Food & Staples Retailing, U.S.*	3.0%
White Mountains Insurance Group Ltd. *Insurance, U.S.*	3.0%
News Corp., A *Media, U.S.*	2.5%
Imperial Tobacco Group PLC *Tobacco, U.K.*	2.4%
Altria Group Inc. *Tobacco, U.S.*	2.2%
Weyerhaeuser Co. *Paper & Forest Products, U.S.*	2.2%
Nestle SA *Food Products, Switzerland*	2.0%
British American Tobacco PLC *Tobacco, U.K.*	2.0%
Vodafone Group PLC *Wireless Telecommunication Services, U.K.*	1.8%
Alliance Data Systems Corp. *IT Services, U.S.*	1.7%

Manager's Discussion

Even as global stock markets lost ground in the first half of 2010, several Fund investments increased in value, supporting its performance. Three holdings that contributed positively to the Fund's results were Time Warner Cable, the second-largest cable operator in the U.S.; Dr. Pepper Snapple Group (DPS), a North American soft drink bottler and distributor; and A.P. Moller-Maersk, a Danish industrial conglomerate engaged in container shipping, port operations, oil production and food retailing.

Shares of Time Warner Cable advanced during the period as net high-speed data and voice subscriber additions came in stronger than expected, coinciding with higher average revenues per user. Meanwhile, price increases for video services helped offset a decline in overall subscribers, indicating greater-than-expected pricing power for the industry. Competition with AT&T and Verizon eased during the first half of 2010 as network upgrades at both rival providers decelerated. Drawing attention away from these favorable subscriber and revenue trends was a proposed Federal Communication Commission's plan to reclassify broadband service as telecommunications service. Such a change could adversely affect investment in next-generation broadband technology and slow customer adoption of new services. The industry and regulators seemed to be working toward a compromise, which we believe could deflate the immediate concerns surrounding the imposition of a potentially onerous Internet regulatory framework.

Earlier this year, PepsiCo purchased PepsiAmericas (PAS) and Pepsi Bottling Group (PBG), the two largest North American Pepsi bottlers. PAS and PBG held some distribution rights for certain brands owned by DPS. PepsiCo's purchase of these two bottlers triggered a change in control for the distribution rights held by PAS and PBG for Dr. Pepper and other brands owned by DPS. After the distribution contracts were renegotiated, PepsiCo paid DPS $900 million to retain the distribution rights for certain DPS brands. After PepsiCo announced the acquisition of PAS and PBG, Coca-Cola made a bid to buy the North American assets of its largest bottler, Coca-Cola Enterprises. This transaction also triggered a change in control, and Coca-Cola also agreed to make a sizable payment to retain distribution rights to distribute certain DPS brands. All of these factors contributed to a rise in DPS's stock price over the period.

Shares of A.P. Moller-Maersk rose over the six-month period, propelled by investors' growing awareness of significant and ongoing improvements in the company's container shipping business, which is the world's largest. This business segment, in particular, has had a major influence on the stock's historical performance.

8 | Semiannual Report

During the period, the Fund also had some disappointments. Three key detractors from Fund performance were offshore oil drilling contractor Transocean; U.S. software giant Microsoft; and AboveNet, a provider of high bandwidth fiber-optic connectivity solutions to communication carriers, corporate enterprises and government customers in the U.S. and U.K.

Transocean is the world’s largest offshore drilling contractor and owns a diversified fleet of deepwater, mid-water and shallow water rigs. Transocean’s stock price posted a steep decline during the period after its Deepwater Horizon rig, which was part of a joint effort with well operator BP, caught fire and sank in the Gulf of Mexico, triggering the biggest oil spill and environmental disaster in U.S. history. While investigations into the exact cause of the fire and resultant liabilities were ongoing at the end of June and could take years to resolve, we continued to believe the company is insured for the rig and loss of life and that its liability with respect to environmental clean-up should remain limited.

Microsoft was in the midst of a major product upgrade cycle, with new versions of core products like Windows and Office being released in 2009 and 2010. Microsoft shares had been strong in 2009 in anticipation of this product cycle and the resumption of enterprise IT spending, but in the first half of 2010 the share price deteriorated. In particular, the share price plummeted in May and June as fears of a double-dip recession and currency headwinds weighed on investors’ assessment of future sales.

AboveNet shares detracted from Fund performance during the review period after the company reported fourth quarter 2009 earnings that were in line with analyst expectations and also delivered a 2010 earnings outlook that included higher investment spending and, therefore, lower cash generation. Although the stock posted disappointing results over the six-month period, AboveNet management indicated the company’s growth remained on track and that recent investments made in the business should ultimately lay the foundation for an expanding geographic footprint as it targets a wider customer base. Concerns about a double-dip recession and the potential recovery in enterprise spending characterized the latter half of the reporting period, but we believe AboveNet’s first quarter 2010 earnings report supported management’s implied growth trajectory.

Finally, investors should note that we maintained our currency hedging posture of being generally hedged to the U.S. dollar for most of our non-U.S. holdings. Since the dollar was stronger compared with most foreign currencies during the first half of 2010, our hedging strategy positively impacted performance.

Semiannual Report | 9

Thank you for your continued participation in Mutual Beacon Fund. We look forward to serving your future investment needs.

Mutual Beacon Fund

CFA® is a trademark owned by CFA Institute.

The foregoing information reflects our analysis, opinions and portfolio holdings as of June 30, 2010, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

Christian Correa has been portfolio manager for Mutual Beacon Fund since 2007. He joined Franklin Templeton Investments in 2003 and serves as Director of Research for Franklin Mutual Advisers. Previously, he covered merger arbitrage and special situations at Lehman Brothers Holdings Inc.

Mandana Hormozi has been assistant portfolio manager for Mutual Beacon Fund since May 2009. Before that, she was assistant portfolio manager for Mutual Discovery Fund since 2007. She has been an analyst for Franklin Mutual Advisers since 2003, when she joined Franklin Templeton Investments. Previously, she was a senior vice president in the equity research department at Lazard Freres. Also, she was an economic research analyst at Mitsubishi Bank.

10 | Semiannual Report

Performance Summary as of 6/30/10

Your dividend income will vary depending on dividends or interest paid by securities in the Fund’s portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance table does not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund’s dividends and capital gain distributions, if any, and any unrealized gains or losses.

Semiannual Report | 11

Performance Summary (continued)

Performance

Cumulative total return excludes sales charges. Average annual and aggregate total returns and value of $10,000 investment include maximum sales charges. Class Z/R: no sales charges; Class A: 5.75% maximum initial sales charge; Class B: contingent deferred sales charge (CDSC) declining from 4% to 1% over six years, and eliminated thereafter; Class C: 1% CDSC in first year only.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

12 | Semiannual Report

Your Fund’s Expenses (continued)

Please note that expenses shown in the table are meant to highlight ongoing costs and do not reflect any transaction costs, such as sales charges. Therefore, the second line for each class is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

*Expenses are calculated using the most recent six-month expense ratio, annualized for each class (Z: 0.90%; A: 1.20%; B: 1.89%; C: 1.90%; and R: 1.40%), multiplied by the average account value over the period, multiplied by 181/365 to reflect the one-half year period.

Semiannual Report | 15

Mutual Beacon Fund Financial Highlights

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund. bBased on average daily shares outstanding. cNet investment income per share includes approximately ($0.06) per share related to an adjustment for uncollectible interest. Excluding the effect of this adjustment, the ratio of net investment income to average net assets would have been 1.35%. dEffective September 1, 2008, the redemption fee was eliminated. eAmount rounds to less than $0.01 per share. fTotal return is not annualized for periods less than one year. gRatios are annualized for periods less than one year. hIncludes dividend expense on securities sold short and stock loan fees which vary from period to period. See below for expense ratios that reflect only operating expenses. iBenefit of expense reduction rounds to less than 0.01%. jExpenses net of a one-time unaffiliated fee reimbursement are 1.30%.

16 | The accompanying notes are an integral part of these financial statements. | Semiannual Report

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund. bBased on average daily shares outstanding. cNet investment income per share includes approximately ($0.06) per share related to an adjustment for uncollectible interest. Excluding the effect of this adjustment, the ratio of net investment income to average net assets would have been 1.04%. dEffective September 1, 2008, the redemption fee was eliminated. eAmount rounds to less than $0.01 per share. fTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year. gRatios are annualized for periods less than one year. hIncludes dividend expense on securities sold short and stock loan fees which vary from period to period. See below for expense ratios that reflect only operating expenses. iBenefit of expense reduction rounds to less than 0.01%. jExpenses net of a one-time unaffiliated fee reimbursement are 1.61%.

Semiannual Report | The accompanying notes are an integral part of these financial statements. | 17

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund. bBased on average daily shares outstanding. cNet investment income per share includes approximately ($0.06) per share related to an adjustment for uncollectible interest. Excluding the effect of this adjustment, the ratio of net investment income to average net assets would have been 0.36%. dEffective September 1, 2008, the redemption fee was eliminated. eAmount rounds to less than $0.01 per share. fTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year. gRatios are annualized for periods less than one year. hIncludes dividend expense on securities sold short and stock loan fees which vary from period to period. See below for expense ratios that reflect only operating expenses. iBenefit of expense reduction rounds to less than 0.01%. jExpenses net of a one-time unaffiliated fee reimbursement are 2.29%.

18 | The accompanying notes are an integral part of these financial statements. | Semiannual Report

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund. bBased on average daily shares outstanding. cNet investment income per share includes approximately ($0.06) per share related to an adjustment for uncollectible interest. Excluding the effect of this adjustment, the ratio of net investment income to average net assets would have been 0.35%. dEffective September 1, 2008, the redemption fee was eliminated. eAmount rounds to less than $0.01 per share. fTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year. gRatios are annualized for periods less than one year. hIncludes dividend expense on securities sold short and stock loan fees which vary from period to period. See below for expense ratios that reflect only operating expenses. iBenefit of expense reduction rounds to less than 0.01%. jExpenses net of a one-time unaffiliated fee reimbursement are 2.30%.

Semiannual Report | The accompanying notes are an integral part of these financial statements. | 19

aFor the period October 30, 2009 (effective date) to December 31, 2009. bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund. cBased on average daily shares outstanding. dTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year. eRatios are annualized for periods less than one year. fIncludes dividend expense on securities sold short and stock loan fees which vary from period to period. See below for expense ratios that reflect only operating expenses. gBenefit of expense reduction rounds to less than 0.01%. hExpenses net of a one-time unaffiliated fee reimbursement are 1.80%.

20 | The accompanying notes are an integral part of these financial statements. | Semiannual Report

Mutual Beacon Fund

Statement of Investments, June 30, 2010 (unaudited)

	Country	Shares/Warrants/ Contracts	Value
Common Stocks and Other Equity Interests 86.5%			
Airlines 0.0%			
[a,b,c] Northwest Airlines Corp., Contingent Distribution	United States	35,952,000	$ —
Auto Components 0.4%			
[a,b,c] Collins & Aikman Products Co., Contingent Distribution	United States	1,506,491	15,065
[a,b,c] Dana Holding Corp., Contingent Distribution	United States	16,890,000	—
[b,d] IACNA Investor LLC	United States	225,943	2,259
[b,d,e] International Automotive Components Group Brazil LLC	Brazil	2,846,329	4,567,621
[b,d,e] International Automotive Components Group Japan LLC	Japan	378,194	2,132,997
[b,d,e] International Automotive Components Group LLC	Luxembourg	10,149,082	7,258,928
[b,d,e] International Automotive Components Group NA LLC, A	United States	6,469,827	4,702,723
			18,679,593
Automobiles 0.6%			
[b] Daimler AG (EUR Traded)	Germany	444,830	22,816,575
[b] Daimler AG (USD Traded)	Germany	47,350	2,393,542
			25,210,117
Beverages 4.2%			
Brown-Forman Corp., A	United States	308,260	17,940,732
Brown-Forman Corp., B	United States	614,147	35,147,633
Carlsberg AS, A	Denmark	74,900	5,805,248
Carlsberg AS, B	Denmark	577,744	44,295,161
Coca-Cola Enterprises Inc.	United States	912,220	23,590,009
Dr. Pepper Snapple Group Inc.	United States	592,282	22,145,424
PepsiCo Inc.	United States	446,332	27,203,936
			176,128,143
Biotechnology 0.5%			
[b] Amgen Inc.	United States	407,790	21,449,754
Capital Markets 2.4%			
The Goldman Sachs Group Inc.	United States	177,770	23,335,868
Morgan Stanley	United States	1,888,092	43,822,616
[b] UBS AG (CHF Traded)	Switzerland	2,273,089	30,486,358
[b] UBS AG (USD Traded)	Switzerland	424,360	5,610,039
			103,254,881
Chemicals 0.1%			
[a,b,c] Dow Corning Corp., Contingent Distribution	United States	23,723,548	3,149,637
Commercial Banks 1.7%			
[b,d,f] FE Capital Holdings Ltd.	Japan	35,242	—
[b,d,f] First Chicago Bancorp	United States	6,853,043	5,026,365
[b,d,f] First Southern Bancorp Inc.	United States	1,012,635	21,366,599
Intesa Sanpaolo SpA	Italy	9,242,024	24,700,074
Intesa Sanpaolo SpA, di Risp	Italy	1,633,348	3,292,423
[b,d] NCB Warrant Holdings Ltd., A	Japan	163,895	—
Wells Fargo & Co.	United States	675,790	17,300,224
			71,685,685

Semiannual Report | 21

Mutual Beacon Fund

Statement of Investments, June 30, 2010 (unaudited) *(continued)*

	Country	Shares/Warrants/ Contracts	Value
Common Stocks and Other Equity Interests (continued)			
Commercial Services & Supplies 0.0%[g]			
[b]Comdisco Holding Co. Inc.	United States	1,223	$ 10,970
[a,b,c]Comdisco Holding Co. Inc., Contingent Distribution	United States	49,575,000	—
			10,970
Computers & Peripherals 1.0%			
[a,b,c]DecisionOne Corp., Contingent Distribution	United States	1,769,590	—
[b]Dell Inc.	United States	3,394,840	40,941,770
			40,941,770
Construction & Engineering 0.5%			
[b]Boart Longyear Group	Australia	9,724,208	23,311,625
Consumer Finance 1.2%			
[b,d]Cerberus CG Investor I LLC	United States	23,183,337	10,664,335
[b,d]Cerberus CG Investor II LLC	United States	23,182,990	10,664,176
[b,d]Cerberus CG Investor III LLC	United States	11,593,059	5,332,807
[b,d]GMAC Inc.	United States	3,939	23,634,360
			50,295,678
Diversified Consumer Services 0.4%			
Hillenbrand Inc.	United States	811,304	17,353,793
Diversified Financial Services 2.1%			
Bank of America Corp.	United States	4,479,280	64,367,254
Deutsche Boerse AG	Germany	407,001	24,930,990
[a,b,c]Marconi Corp., Contingent Distribution	United Kingdom	42,651,300	—
			89,298,244
Diversified Telecommunication Services 4.1%			
[b,d]AboveNet Inc.	United States	969,572	45,744,407
[b,d]AboveNet Inc., stock grant, grant price $10.475, expiration date 9/09/13	United States	613	90,001
[b,d]AboveNet Inc., stock grant, grant price $30, expiration date 9/07/18	United States	132	9,071
[b,d]AboveNet Inc., wts., 9/08/10	United States	19,829	1,368,201
Cable & Wireless Communication PLC	United Kingdom	28,230,271	24,406,179
Cable & Wireless Worldwide PLC	United Kingdom	28,230,271	36,535,439
[a,b,c]Global Crossing Holdings Ltd., Contingent Distribution	United States	60,632,757	—
Telefonica SA	Spain	3,485,739	65,040,939
			173,194,237
Electric Utilities 2.6%			
[a,b,c]Calpine Corp., Contingent Distribution	United States	5,869,000	—
E.ON AG	Germany	1,698,600	46,206,772
Exelon Corp.	United States	1,302,073	49,439,712
Prime Infrastructure Group	Australia	4,353,435	11,937,767
			107,584,251
Energy Equipment & Services 3.8%			
[b]Exterran Holding Inc.	United States	2,848,874	73,529,438
[b]Pride International Inc.	United States	414,066	9,250,234

22 | Semiannual Report

Mutual Beacon Fund

Statement of Investments, June 30, 2010 (unaudited) *(continued)*

	Country	Shares/Warrants/ Contracts	Value
Common Stocks and Other Equity Interests (continued)			
Energy Equipment & Services (continued)			
Smith International Inc.	United States	580,000	$ 21,837,000
[b]Transocean Ltd.	United States	1,159,945	53,740,252
			158,356,924
Food & Staples Retailing 3.8%			
CVS Caremark Corp.	United States	4,370,574	128,145,230
Kroger Co.	United States	1,715,051	33,769,354
			161,914,584
Food Products 3.5%			
[f]Farmer Brothers Co.	United States	1,007,746	15,206,887
Kraft Foods Inc., A	United States	1,641,969	45,975,132
Nestle SA	Switzerland	1,752,350	84,842,248
			146,024,267
Health Care Equipment & Supplies 1.5%			
Alcon Inc.	Switzerland	272,990	40,454,388
[b]Boston Scientific Corp.	United States	4,222,210	24,488,818
			64,943,206
Health Care Providers & Services 4.2%			
[b]Community Health Systems Inc.	United States	1,761,580	59,559,020
[b]Kindred Healthcare Inc.	United States	826,139	10,607,625
[b]Tenet Healthcare Corp.	United States	9,752,777	42,327,052
UnitedHealth Group Inc.	United States	2,213,480	62,862,832
			175,356,529
Hotels, Restaurants & Leisure 0.1%			
Thomas Cook Group PLC	United Kingdom	2,255,075	6,022,363
Household Durables 0.5%			
Stanley Black & Decker Inc.	United States	27,344	1,381,419
[b]Toll Brothers Inc.	United States	1,176,001	19,239,376
			20,620,795
Independent Power Producers & Energy Traders 0.7%			
[b]Mirant Corp.	United States	656,770	6,935,491
[b]NRG Energy Inc.	United States	1,080,050	22,907,861
			29,843,352
Industrial Conglomerates 2.0%			
Orkla ASA	Norway	5,030,428	32,442,434
Siemens AG	Germany	562,130	51,003,892
			83,446,326
Insurance 7.3%			
ACE Ltd.	United States	980,890	50,496,217
[b]Alleghany Corp.	United States	179,992	52,791,654
[b,d]Olympus Re Holdings Ltd.	United States	106,700	80,665
[d]Symetra Financial Corp.	United States	4,450,920	52,520,838
White Mountains Insurance Group Ltd.	United States	383,121	124,207,828
Zurich Financial Services AG	Switzerland	114,650	25,468,327
			305,565,529

Semiannual Report | 23

Mutual Beacon Fund

Statement of Investments, June 30, 2010 (unaudited) *(continued)*

	Country	Shares/Warrants/ Contracts	Value
Common Stocks and Other Equity Interests (continued)			
Internet Software & Services 0.3%			
[b]Open Text Corp.	Canada	368,018	$ 13,815,396
IT Services 2.8%			
[b]Alliance Data Systems Corp.	United States	1,236,075	73,571,184
DST Systems Inc.	United States	1,221,619	44,149,311
[d]Glodyne Technoserve Ltd.	India	70,000	1,013,331
			118,733,826
Leisure Equipment & Products 0.5%			
Mattel Inc.	United States	996,788	21,092,034
Machinery 0.0%			
[d,e,f]MCII Holdings Inc.	United States	5,548	—
Marine 1.1%			
A.P. Moller - Maersk AS, B	Denmark	5,590	44,482,807
Media 6.4%			
British Sky Broadcasting Group PLC	United Kingdom	1,091,700	11,436,752
News Corp., A	United States	8,781,427	105,025,867
Time Warner Cable Inc.	United States	1,398,966	72,858,149
Time Warner Inc.	United States	1,123,040	32,467,086
[b,c]TVMAX Holdings Inc.	United States	133,855	—
Virgin Media Inc.	United Kingdom	2,822,847	47,113,317
			268,901,171
Metals & Mining 0.1%			
[b,d,f]PMG LLC	United States	26,731	5,967,703
Office Electronics 1.7%			
Xerox Corp.	United States	8,658,746	69,616,318
Oil, Gas & Consumable Fuels 0.9%			
BP PLC	United Kingdom	3,094,960	14,752,276
BP PLC, ADR	United Kingdom	97,730	2,822,442
Noble Energy Inc.	United States	333,945	20,146,902
			37,721,620
Paper & Forest Products 4.0%			
Domtar Corp.	United States	912,043	44,826,914
MeadWestvaco Corp.	United States	1,404,210	31,173,462
Weyerhaeuser Co.	United States	2,583,085	90,924,592
			166,924,968
Pharmaceuticals 3.4%			
Eli Lilly & Co.	United States	1,365,820	45,754,970
Novartis AG	Switzerland	1,185,468	57,835,753
Pfizer Inc.	United States	2,887,460	41,175,179
			144,765,902
Real Estate Management & Development 1.5%			
[b,c]Canary Wharf Group PLC	United Kingdom	10,069,634	44,455,716
[b]The St. Joe Co.	United States	726,998	16,837,274
			61,292,990

24 | Semiannual Report

Mutual Beacon Fund

Statement of Investments, June 30, 2010 (unaudited) *(continued)*

	Country	Shares/Warrants/ Contracts	Value
Common Stocks and Other Equity Interests (continued)			
Semiconductors & Semiconductor Equipment 1.1%			
[b]LSI Corp.	United States	10,548,673	$ 48,523,896
Software 2.5%			
Microsoft Corp.	United States	3,105,360	71,454,333
Nintendo Co. Ltd.	Japan	108,030	32,197,608
			103,651,941
Tobacco 8.7%			
Altria Group Inc.	United States	4,717,888	94,546,475
British American Tobacco PLC	United Kingdom	2,620,106	83,657,165
Imperial Tobacco Group PLC	United Kingdom	3,583,024	100,613,877
Japan Tobacco Inc.	Japan	12,406	38,967,834
Lorillard Inc.	United States	652,700	46,981,346
			364,766,697
Transportation Infrastructure 0.5%			
Groupe Eurotunnel SA	France	2,840,997	19,365,983
Wireless Telecommunication Services 1.8%			
Vodafone Group PLC	United Kingdom	36,811,287	76,550,071
Total Common Stocks and Other Equity Interests (Cost $3,810,172,167)			3,639,815,576
Preferred Stocks 0.8%			
Automobiles 0.5%			
Volkswagen AG, pfd.	Germany	227,092	20,157,593
Commercial Banks 0.0%[g]			
[b,d,f]First Southern Bancorp Inc., cvt. pfd., C	United States	1,731	1,731,000
Diversified Telecommunication Services 0.0%[g]			
[b,d]PTV Inc., 10.00%, pfd., A	United Kingdom	114,246	15,709
Machinery 0.3%			
[b,d,e,f]MCII Holdings Inc., PIK, pfd., A	United States	44,568	11,327,173
Total Preferred Stocks (Cost $60,806,289)			33,231,475
		Principal Amount[c]	
Corporate Bonds, Notes and Senior Floating Rate Interests 5.5%			
[d,h]Cerberus CG Investor I LLC, 12.00%, 7/31/14	United States	18,089,600	8,321,216
[d,h]Cerberus CG Investor II LLC, 12.00%, 7/31/14	United States	18,089,600	8,321,216
[d,h]Cerberus CG Investor III LLC, 12.00%, 7/31/14	United States	9,044,800	4,160,608
[i]Charter Communications Operating LLC, FRN, Incremental Term Loan, 7.25%, 3/06/14	United States	3,364,296	3,382,696
CIT Group Inc.,			
[i]New Term Loan Tranche 1B, FRN, 13.00%, 1/20/12	United States	4,284,020	4,429,141
senior secured sub. bond, 7.00%, 5/01/13	United States	2,092,190	2,013,733
senior secured sub. bond, 7.00%, 5/01/14	United States	3,138,288	2,973,528
senior secured sub. bond, 7.00%, 5/01/15	United States	3,138,288	2,918,608

Semiannual Report | 25

Mutual Beacon Fund

Statement of Investments, June 30, 2010 (unaudited) *(continued)*

	Country	Principal Amount[i]	Value
Corporate Bonds, Notes and Senior Floating Rate Interests (continued)			
CIT Group Inc., (continued)			
senior secured sub. bond, 7.00%, 5/01/16	United States	5,230,481	$ 4,798,966
senior secured sub. bond, 7.00%, 5/01/17	United States	7,322,674	6,627,020
[j] Term Loan Tranche 2A, FRN, 9.50%, 1/20/12	United States	9,095,124	9,314,544
[j,k] First Data Corp., Term Loan, FRN, 3.097%, 9/24/14,			
B-1	United States	28,959,252	24,426,318
B-2	United States	8,260,544	6,978,095
B-3	United States	2,190,524	1,846,125
[l] Indianapolis Downs LLC, senior secured note, 144A, 11.00%, 11/01/12	United States	6,400,000	5,080,000
[c,e,j] International Automotive Components Group NA Inc., Revolver, FRN, 5.50%, 1/18/13	United States	1,283,013	1,283,013
[d,e,h] International Automotive Components Group NA LLC, 9.00%, 4/01/17	United States	1,947,800	1,914,448
iStar Financial Inc., senior note, 5.65%, 9/15/11	United States	6,908,000	6,286,280
Mirant North America LLC, senior note, 7.375%, 12/31/13	United States	43,127,000	44,312,993
Realogy Corp.,			
[j] Delayed Draw Term Loan B, FRN, 3.292%, 10/10/13	United States	18,160,275	15,481,634
[j] Initial Term Loan B, FRN, 3.292%, 10/10/13	United States	27,007,479	23,023,876
Second Lien Term Loan, 13.50%, 10/15/17	United States	1,639,000	1,721,633
[j] Synthetic Letter of Credit, FRN, 3.349%, 10/10/13	United States	7,271,203	6,198,700
[j] Texas Competitive Electric Holdings Co. LLC, FRN, 3.85%, 10/10/14,			
Delayed Draw Term Loan	United States	18,257,931	13,422,847
Initial Tranche B-1 Term Loan	United States	21,667,103	16,074,282
Tranche B-2 Term Loan	United States	3,381,549	2,508,687
Tranche B-3 Term Loan	United States	5,080,885	3,768,589
[c,h] TVMAX Holdings Inc., PIK,			
11.50%, 7/31/10	United States	942,054	—
14.00%, 7/31/10	United States	1,220,999	—
Total Corporate Bonds, Notes and Senior Floating Rate Interests (Cost $254,353,952)			231,588,796
		Shares	
Companies in Liquidation 0.1%			
[b] Adelphia Recovery Trust	United States	48,268,724	1,602,522
[a,b] Adelphia Recovery Trust, Arahova Contingent Value Vehicle, Contingent Distribution	United States	6,161,087	1,463,258
[b,d,e,f] CB FIM Coinvestors LLC	United States	15,831,950	—
[a,b,c] Century Communications Corp., Contingent Distribution	United States	16,986,000	—
[b,d] FIM Coinvestor Holdings I, LLC	United States	19,805,560	—
Total Companies in Liquidation (Cost $6,566,146)			3,065,780
Total Investments before Short Term Investments (Cost $4,131,898,554)			3,907,701,627

26 | Semiannual Report

aContingent distributions represent the right to receive additional distributions, if any, during the reorganization of the underlying company. Shares represent total underlying principal of debt securities. bNon-income producing. cSecurity has been deemed illiquid because it may not be able to be sold within seven days. At June 30, 2010, the aggregate value of these securities was $48,903,431, representing 1.16% of net assets. dSee Note 9 regarding restricted securities. eSee Note 14 regarding other considerations. fSee Note 13 regarding holdings of 5% voting securities. gRounds to less than 0.1% of net assets. hSee Note 8 regarding credit risk and defaulted securities. iThe principal amount is stated in U.S. dollars unless otherwise indicated. jThe coupon rate shown represents the rate at period end. kA portion of the security purchased on a delayed delivery basis. See Note 1(c). lSecurity was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions exempt from registration only to qualified institutional buyers or in a public offering registered under the Securities Act of 1933. This security has been deemed liquid under guidelines approved by the Fund’s Board of Trustees. At June 30, 2010, the value of this security was $5,080,000, representing 0.12% of net assets. mThe security is traded on a discount basis with no stated coupon rate. nSecurity or a portion of the security has been segregated as collateral for securities sold short. At June 30, 2010, the aggregate value of these securities and cash pledged amounted to $34,575,610. oSee Note 1(e) regarding securities sold short.

Semiannual Report | 27

Mutual Beacon Fund

Statement of Investments, June 30, 2010 (unaudited) (continued)

At June 30, 2010, the Fund had the following forward exchange contracts outstanding. See Note 1(d).

28 | Semiannual Report

Semiannual Report | The accompanying notes are an integral part of these financial statements. | 29

30 | The accompanying notes are an integral part of these financial statements. | Semiannual Report

Semiannual Report | The accompanying notes are an integral part of these financial statements. | 31

Mutual Beacon Fund

Financial Statements *(continued)*

Statement of Operations

for the six months ended June 30, 2010 (unaudited)

Investment income:	
Dividends: (net of foreign taxes of $3,358,506)	
Unaffiliated issuers	$ 49,954,362
Non-controlled affiliated issuers (Note 13)	236,399
Interest:	
Unaffiliated issuers	7,728,514
Non-controlled affiliated issuers (Note 13)	133,983
Income from securities loaned	3,029
Total investment income	58,056,287
Expenses:	
Management fees (Note 3a)	13,881,088
Administrative fees (Note 3b)	1,766,170
Distribution fees: (Note 3c)	
Class A	2,039,201
Class B	244,779
Class C	2,118,362
Class R	112
Transfer agent fees (Note 3e)	1,695,240
Unaffiliated transfer agent fees	1,528,284
Custodian fees (Note 4)	146,859
Reports to shareholders	249,062
Registration and filing fees	57,179
Professional fees	608,349
Trustees' fees and expenses	83,777
Dividends on securities sold short	687,484
Other	139,056
Total expenses	25,245,002
Net investment income	32,811,285
Realized and unrealized gains (losses):	
Net realized gain (loss) from:	
Investments:	
Unaffiliated issuers	98,624,267
Controlled affiliated issuers (Note 13)	314,050
Non-controlled affiliated issuers (Note 13)	1,680,454
Written options	471,722
Foreign currency transactions	82,836,362
Securities sold short	4,479,451
Net realized gain (loss)	188,406,306
Net change in unrealized appreciation (depreciation) on:	
Investments	(472,073,260)
Translation of other assets and liabilities denominated in foreign currencies	3,354,698
Net change in unrealized appreciation (depreciation)	(468,718,562)
Net realized and unrealized gain (loss)	(280,312,256)
Net increase (decrease) in net assets resulting from operations	$(247,500,971)

32 | The accompanying notes are an integral part of these financial statements. | Semiannual Report

Semiannual Report | The accompanying notes are an integral part of these financial statements. | 33

Mutual Beacon Fund

Notes to Financial Statements (unaudited)

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Franklin Mutual Series Funds (Trust) is registered under the Investment Company Act of 1940, as amended, (1940 Act) as an open-end investment company, consisting of seven separate funds. The Mutual Beacon Fund (Fund) is included in this report. The financial statements of the remaining funds in the Trust are presented separately. The Fund offers five classes of shares: Class Z, Class A, Class B, Class C, and Class R. Each class of shares differs by its initial sales load, contingent deferred sales charges, distribution fees, voting rights on matters affecting a single class and its exchange privilege.

The following summarizes the Fund’s significant accounting policies.

a. Financial Instrument Valuation

The Fund values its investments in securities and other assets and liabilities carried at fair value daily. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. Under procedures approved by the Fund’s Board of Trustees, the Fund may utilize independent pricing services, quotations from securities and financial instrument dealers, and other market sources to determine fair value.

Equity securities and derivative financial instruments (derivatives) listed on an exchange or on the NASDAQ National Market System are valued at the last quoted sale price or the official closing price of the day, respectively. Foreign equity securities are valued as of the close of trading on the foreign stock exchange on which the security is primarily traded, or the NYSE, whichever is earlier. The value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at the close of the NYSE on the day that the value of the security is determined. Over-the-counter securities are valued within the range of the most recent quoted bid and ask prices. Securities that trade in multiple markets or on multiple exchanges are valued according to the broadest and most representative market. Certain equity securities are valued based upon fundamental characteristics or relationships to similar securities.

Debt securities generally trade in the over-the-counter market rather than on a securities exchange. The Fund’s pricing services use multiple valuation techniques to determine fair value. In instances where sufficient market activity exists, the pricing services may utilize a market-based approach through which quotes from market makers are used to determine fair value. In instances where sufficient market activity may not exist or is limited, the pricing services also utilize proprietary valuation models which may consider market characteristics such as benchmark yield curves, option-adjusted spreads, credit spreads, estimated default rates, coupon rates, anticipated timing of principal repayments, underlying collateral, and other unique security features in order to estimate the relevant cash flows, which are then discounted to calculate the fair value. Securities denominated in a foreign currency are converted into their U.S. dollar equivalent at the foreign exchange rate in effect at the close of the NYSE on the date that the values of the foreign debt securities are determined.

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Notes to Financial Statements (unaudited) (continued)

1.	ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (continued)
a.	Financial Instrument Valuation (continued)

Certain derivatives trade in the over-the-counter market. The Fund’s pricing services use various techniques including industry standard option pricing models and proprietary discounted cash flow models to determine the fair value of those instruments. The Fund’s net benefit or obligation under the derivative contract, as measured by the fair market value of the contract, is included in net assets.

The Fund has procedures to determine the fair value of securities and other financial instruments for which market prices are not readily available or which may not be reliably priced. Under these procedures, the Fund primarily employs a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. The Fund may also use an income-based valuation approach in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed.

Trading in securities on foreign exchanges and over-the-counter markets may be completed before the daily close of business on the NYSE. Occasionally, events occur between the time at which trading in a foreign security is completed and the close of the NYSE that might call into question the reliability of the value of a portfolio security held by the Fund. As a result, differences may arise between the value of the Fund’s portfolio securities as determined at the foreign market close and the latest indications of value at the close of the NYSE. In order to minimize the potential for these differences, the investment manager monitors price movements following the close of trading in foreign stock markets through a series of country specific market proxies (such as baskets of American Depository Receipts, futures contracts and exchange traded funds). These price movements are measured against established trigger thresholds for each specific market proxy to assist in determining if an event has occurred that may call into question the reliability of the values of the foreign securities held by the Fund. If such an event occurs, the securities may be valued using fair value procedures, which may include the use of independent pricing services.

b. Foreign Currency Translation

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. The Fund may enter into foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of securities, income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. Occasionally, events may impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the Fund’s Board of Trustees.

Semiannual Report | 35

Mutual Beacon Fund

Notes to Financial Statements (unaudited) (continued)

1.	ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (continued)
b.	Foreign Currency Translation (continued)

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments on the Statement of Operations.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

c. Securities Purchased on a Delayed Delivery Basis

The Fund may purchase securities on a delayed delivery basis, with payment and delivery scheduled for a future date. These transactions are subject to market fluctuations and are subject to the risk that the value at delivery may be more or less than the trade date purchase price. Although the Fund will generally purchase these securities with the intention of holding the securities, it may sell the securities before the settlement date. Sufficient assets have been segregated for these securities.

d. Derivative Financial Instruments

The Fund may invest in derivatives in order to manage risk or gain exposure to various other investments or markets. Derivatives are financial contracts based on an underlying or notional amount, require no initial investment or an initial net investment that is smaller than would normally be required to have a similar response to changes in market factors, and require or permit net settlement. Derivatives may contain various risks including the potential inability of the counterparty to fulfill their obligations under the terms of the contract, the potential for an illiquid secondary market, and the potential for market movements which may expose the Fund to gains or losses in excess of the amounts shown on the Statement of Assets and Liabilities. Realized gain and loss and unrealized appreciation and depreciation on these contracts for the period are included in the Statement of Operations.

The Fund generally enters into forward exchange contracts in order to manage and/or gain exposure to certain foreign currencies. A forward exchange contract is an agreement between the Fund and a counterparty to buy or sell a foreign currency for a specific exchange rate on a future date. Pursuant to the terms of the forward exchange contracts, cash or securities may be required to be deposited as collateral. Unrestricted cash received may be invested according to the Fund’s investment objectives.

The Fund generally purchases or writes option contracts in order to manage or gain exposure to equity price risk. An option is a contract entitling the holder to purchase or sell a specific amount of shares or units of a particular security, currency or index, or notional amount of a

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Mutual Beacon Fund

Notes to Financial Statements (unaudited) (continued)

1.	ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (continued)
d.	Derivative Financial Instruments (continued)

swap (swaption), at a specified price. Options purchased are recorded as an asset while options written are recorded as a liability. Upon exercise of an option, the acquisition cost or sales proceeds of the security is adjusted by any premium paid or received. Upon expiration of an option, any premium paid or received is recorded as a realized loss or gain. Upon closing an option other than through expiration or exercise, the difference between the premium and the cost to close the position is recorded as a realized gain or loss.

See Note 12 regarding other derivative information.

e. Securities Sold Short

The Fund is engaged in selling securities short, which obligates the Fund to replace a borrowed security with the same security at current market value. The Fund incurs a loss if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund realizes a gain if the price of the security declines between those dates. Gains are limited to the price at which the Fund sold the security short, while losses are potentially unlimited in size.

The Fund is required to establish a margin account with the broker lending the security sold short. While the short sale is outstanding, the broker retains the proceeds of the short sale and the Fund must maintain a deposit with broker consisting of cash and/or securities having a value equal to a specified percentage of the value of the securities sold short. The Fund is obligated to pay stock loan fees for borrowing the securities sold short and is required to pay the counter-party any dividends or interest due on securities sold short. Such dividends or interest and any stock loan fees are recorded as an expense to the Fund.

f. Securities Lending

The Fund participates in an agency based security lending program. The Fund receives cash collateral against the loaned securities in an amount equal to at least 102% of the market value of the loaned securities. Collateral is maintained over the life of the loan in an amount not less than 100% of the market value of loaned securities, as determined at the close of Fund business each day; any additional collateral required due to changes in security values is delivered to the Fund on the next business day. The collateral is invested in a non-registered money fund (Bank of New York Institutional Cash Reserve Fund or ICRF) managed by the Fund’s custodian on the Fund’s behalf. The Fund receives income from the investment of cash collateral, in addition to lending fees and rebates paid by the borrower. The Fund bears the market risk with respect to the collateral investment, securities loaned, and the risk that the agent may default on its obligations to the Fund. The securities lending agent has agreed to indemnify the Fund in the event of default by a third party borrower. At June 30, 2010, the Fund had no securities on loan.

Semiannual Report | 37

Mutual Beacon Fund

Notes to Financial Statements (unaudited) (continued)

1.	ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (continued)
f.	Securities Lending (continued)

In September of 2008, the Bank of New York Mellon advised the Fund that the ICRF had exposure to certain defaulted debt obligations of Lehman Brothers Holdings, Inc. and that they had created a separate sleeve (Series B) of the ICRF to hold these securities apart from the main investments. Each investor in the ICRF was allocated its pro-rata portion of Series B. The Fund’s position in Series B is disclosed on the Statement of Investments at fair value and any unrealized loss attributable to the position is included in net assets.

g. Income Taxes

It is the Fund’s policy to qualify as a regulated investment company under the Internal Revenue Code and to distribute to shareholders substantially all of its taxable income and net realized gains. As a result, no provision for federal income taxes is required. The Fund files U.S. income tax returns as well as tax returns in certain other jurisdictions. As of June 30, 2010, and for all open tax years, the Fund has determined that no provision for income tax is required in the Fund’s financial statements. Open tax years are those that remain subject to examination by such taxing authorities, which in the case of the U.S. is three years after the filing of a fund’s tax return.

Foreign securities held by the Fund may be subject to foreign taxation on dividend income received. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests.

h. Security Transactions, Investment Income, Expenses and Distributions

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Amortization of premium and accretion of discount on debt securities are included in interest income. Dividend income and dividends declared on securities sold short are recorded on the ex-dividend date except that certain dividends from foreign securities are recognized as soon as the Fund is notified of the ex-dividend date. Distributions to shareholders are recorded on the ex-dividend date and are determined according to income tax regulations (tax basis). Distributable earnings determined on a tax basis may differ from earnings recorded in accordance with accounting principles generally accepted in the United States of America. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.

Common expenses incurred by the Trust are allocated among the funds based on the ratio of net assets of each fund to the combined net assets of the Trust. Fund specific expenses are charged directly to the fund that incurred the expense.

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Mutual Beacon Fund

Notes to Financial Statements (unaudited) (continued)

1.	ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (continued)
h.	Security Transactions, Investment Income, Expenses and Distributions (continued)

Realized and unrealized gains and losses and net investment income, not including class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class. Differences in per share distributions, by class, are generally due to differences in class specific expenses.

i. Accounting Estimates

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

j. Guarantees and Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust, on behalf of the Fund, enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. Currently, the Trust expects the risk of loss to be remote.

2. SHARES OF BENEFICIAL INTEREST

At June 30, 2010, there were an unlimited number of shares authorized (without par value).

Transactions in the Fund’s shares were as follows:

Semiannual Report | 39

3. TRANSACTIONS WITH AFFILIATES

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton Investments. Certain officers and trustees of the Trust are also officers and/or directors of the following subsidiaries:

Subsidiary

Franklin Mutual Advisers, LLC (Franklin Mutual) Franklin Templeton Services, LLC (FT Services) Franklin Templeton Distributors, Inc. (Distributors)

Franklin Templeton Investor Services, LLC (Investor Services)

Affiliation Investment manager Administrative manager Principal underwriter Transfer agent

a. Management Fees

The Fund pays an investment management fee to Franklin Mutual based on the average daily net assets of the Fund as follows:

40 | Semiannual Report

Mutual Beacon Fund

Notes to Financial Statements (unaudited) (continued)

3.	TRANSACTIONS WITH AFFILIATES (continued)
b.	Administrative Fees

The Fund pays its allocated share of an administrative fee to FT Services based on the Trust’s aggregate average daily net assets as follows:

c. Distribution Fees

The Fund’s Board of Trustees has adopted distribution plans for each share class, with the exception of Class Z shares, pursuant to Rule 12b-1 under the 1940 Act. Under the Fund’s Class A reimbursement distribution plan, the Fund reimburses Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund’s shares up to the maximum annual plan rate. Under the Class A reimbursement distribution plan, costs exceeding the maximum for the current plan year cannot be reimbursed in subsequent periods.

In addition, under the Fund’s Class B, C, and R compensation distribution plans, the Fund pays Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund’s shares up to the maximum annual plan rate for each class.

The maximum annual plan rates, based on the average daily net assets, for each class, are as follows:

The Board of Trustees has set the current rate at 0.30% per year for Class A shares until further notice and approval by the Board.

d. Sales Charges/Underwriting Agreements

Distributors has advised the Fund of the following commission transactions related to the sales and redemptions of the Fund’s shares for the period:

e. Transfer Agent Fees

For the period ended June 30, 2010, the Fund paid transfer agent fees of $3,223,524, of which $1,695,240 was retained by Investor Services.

Semiannual Report | 41

Mutual Beacon Fund

Notes to Financial Statements (unaudited) (continued)

4. EXPENSE OFFSET ARRANGEMENT

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund’s custodian expenses. During the period ended June 30, 2010, there were no credits earned.

5. INDEPENDENT TRUSTEES’ RETIREMENT PLAN

On January 1, 1993, the Trust adopted an Independent Trustees’ Retirement Plan (“Plan”). The Plan is an unfunded defined benefit plan that provides benefit payments to Trustees whose length of service and retirement age meets the eligibility requirements of the Plan. Benefits under the plan are based on years of service and fees paid to each trustee at the time of retirement. Effective in December 1996, the Plan was closed to new participants.

During the period ended June 30, 2010, the Fund’s projected benefit obligation and benefit payments under the plan were as follows:

aThe projected benefit obligation is included in accrued expenses and other liabilities in the Statement of Assets and Liabilities. bThe increase in projected benefit obligation is included in trustees’ fees and expenses in the Statement of Operations.

6. INCOME TAXES

For tax purposes, capital losses may be carried over to offset future capital gains, if any.

At December 31, 2009, the capital loss carryforwards were as follows:

At June 30, 2010, the cost of investments and net unrealized appreciation (depreciation) for income tax purposes were as follows:

42 | Semiannual Report

Mutual Beacon Fund

Notes to Financial Statements (unaudited) (continued)

6. INCOME TAXES (continued)

Net investment income differs for financial statement and tax purposes primarily due to differing treatments of defaulted securities, foreign currency transactions, payments-in-kind, bond discounts and premiums, accrued pension expenses, certain dividends on securities sold short, tax straddles, partnership distributions and recognition of partnership income.

Net realized gains (losses) differ for financial statement and tax purposes primarily due to differing treatments of wash sales, foreign currency transactions, payments-in-kind, bond discounts and premiums, tax straddles, certain dividends on securities sold short, partnership distributions, recognition of partnership income and index options.

7. INVESTMENT TRANSACTIONS

Purchases and sales of investments (excluding short term securities and securities sold short) for the period ended June 30, 2010, aggregated $822,840,395 and $679,483,474, respectively.

Transactions in options written during the period ended June 30, 2010, were as follows:

8. CREDIT RISK AND DEFAULTED SECURITIES

The Fund may purchase the pre-default or defaulted debt of distressed companies. Distressed companies are financially troubled and are about to be or are already involved in financial restructuring or bankruptcy. Risks associated with purchasing these securities include the possibility that the bankruptcy or other restructuring process takes longer than expected, or that distributions in restructuring are less than anticipated, either or both of which may result in unfavorable consequences to the Fund. If it becomes probable that the income on debt securities, including those of distressed companies, will not be collected, the Fund discontinues accruing income and recognizes an adjustment for uncollectible interest.

At June 30, 2010, the aggregate value of distressed company securities for which interest recognition has been discontinued was $22,717,488, representing 0.54% of the Fund’s net assets. For information as to specific securities, see the accompanying Statement of Investments.

Semiannual Report | 43

Mutual Beacon Fund

Notes to Financial Statements (unaudited) *(continued)*

9. Restricted Securities

Principal Amount/ Shares/Warrants/ Contracts	Issuer	Acquisition Dates	Cost	Value
969,572	AboveNet Inc.	10/02/01 - 9/08/09	$25,693,460	$ 45,744,407
613	AboveNet Inc., stock grant, grant price $10.475, expiration date 9/09/13	4/17/06 - 9/08/06	—	90,001
132	AboveNet Inc., stock grant, grant price $30, expiration date 9/07/18	9/08/09	—	9,071
19,829	AboveNet Inc., wts., 9/08/10	10/02/01 - 9/07/07	2,071,196	1,368,201
15,831,950	CB FIM Coinvestors LLC	1/15/09 - 6/02/09	—	—
23,183,337	Cerberus CG Investor I LLC	7/26/07 - 4/28/10	23,112,749	10,664,335
18,089,600	Cerberus CG Investor I LLC, 12.00%, 7/31/14	7/26/07	18,089,600	8,321,216
23,182,990	Cerberus CG Investor II LLC	7/26/07 - 4/28/10	23,112,401	10,664,176
18,089,600	Cerberus CG Investor II LLC, 12.00%, 7/31/14	7/26/07	18,089,600	8,321,216
11,593,059	Cerberus CG Investor III LLC	7/26/07 - 4/28/10	11,557,764	5,332,807
9,044,800	Cerberus CG Investor III LLC, 12.00%, 7/31/14	7/26/07	9,044,800	4,160,608
35,242	FE Capital Holdings Ltd.	8/29/03 - 3/11/08	5,438,813	—
19,805,560	FIM Coinvestor Holdings I, LLC	11/20/06 - 6/02/09	—	—
6,853,043	First Chicago Bancorp	11/16/06 - 9/28/09	23,319,877	5,026,365
1,012,635	First Southern Bancorp Inc.	1/27/10	21,366,598	21,366,599
1,731	First Southern Bancorp Inc., cvt. pfd., C	1/27/10	1,731,000	1,731,000
70,000	Glodyne Technoserve Ltd.	6/21/10	1,103,128	1,013,331
3,939	GMAC Inc.	11/20/06 - 6/02/09	93,251,839	23,634,360
225,943	IACNA Investor LLC	7/24/08	81,883	2,259
2,846,329	International Automotive Components Group Brazil LLC	4/13/06 - 12/26/08	1,892,966	4,567,621
378,194	International Automotive Components Group Japan LLC	9/26/06 - 3/27/07	3,283,110	2,132,997
10,149,082	International Automotive Components Group LLC	1/12/06 - 10/16/06	10,150,727	7,258,928
1,947,800	ªInternational Automotive Components Group NA LLC, 9.00%, 4/01/17	3/30/07	1,977,017	1,914,448

44 | Semiannual Report

aThe Fund also invests in unrestricted securities or other investments in the issuer, valued at $1,283,013 as of June 30, 2010.

10. UNFUNDED LOAN COMMITMENTS

The Fund may enter into certain credit agreements, all or a portion of which may be unfunded. The Fund is obligated to fund these loan commitments at the borrowers’ discretion. Funded portions of credit agreements are presented on the Statement of Investments.

At June 30, 2010, unfunded commitments were as follows:

Unfunded loan commitments and funded portions of credit agreements are marked to market daily and any unrealized appreciation or depreciation is included in the Statement of Assets and Liabilities and Statement of Operations.

11. UNFUNDED CAPITAL COMMITMENTS

The Fund may enter into certain capital commitments and may be obligated to perform on such agreements at a future date. The Fund monitors these commitments and assesses the probability of required performance. For any agreements whose probability of performance is determined to be greater than remote, the Fund assesses the fair value of the commitment. In instances where the probability of performance is greater than remote and the performance under the commitment would result in an unrealized loss, the Fund recognizes such losses on the Statement of Assets and Liabilities and the Statement of Operations.

At June 30, 2010, the Fund had aggregate unfunded capital commitments of $831,814, for which no depreciation has been recognized.

Semiannual Report | 45

Mutual Beacon Fund

Notes to Financial Statements (unaudited) (continued)

12. OTHER DERIVATIVE INFORMATION

At June 30, 2010, the Fund has invested in derivative contracts which are reflected on the Statement of Assets and Liabilities as follows:

For the period ended June 30, 2010, the effect of derivative contracts on the Fund’s Statement of Operations was as follows:

aRepresents the average number of option contracts or notional amount for other derivative contracts outstanding during the period. For derivative contracts denominated in foreign currencies, notional amounts are converted into U.S. dollars.

See Note 1(d) regarding derivative financial instruments.

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Mutual Beacon Fund

Notes to Financial Statements (unaudited) (continued)

13. HOLDINGS OF 5% VOTING SECURITIES OF PORTFOLIO COMPANIES

The 1940 Act defines “affiliated companies” to include investments in portfolio companies in which a fund owns 5% or more of the outstanding voting securities. Investments in “affiliated companies” for the Fund for the period ended June 30, 2010, were as shown below.

14. OTHER CONSIDERATIONS

Officers, directors or employees of the Fund’s Investment Manager, may serve from time to time as members of bondholders’ steering committees, official creditors’ committees, or boards of directors of companies in which the Fund invests. Such participation may result in the possession by the Investment Manager of material non-public information which, pursuant to the Fund’s policies and the requirements of applicable securities laws, could prevent the Fund from trading in the securities of such companies for limited or extended periods of time.

Semiannual Report | 47

Mutual Beacon Fund

Notes to Financial Statements (unaudited) (continued)

15. CREDIT FACILITY

The Fund, together with other U.S. registered and foreign investment funds (collectively “Borrowers”), managed by Franklin Templeton Investments, are borrowers in a joint syndicated senior unsecured credit facility totaling $750 million (Global Credit Facility) which matures on January 21, 2011. This Global Credit Facility provides a source of funds to the Borrowers for temporary and emergency purposes, including the ability to meet future unanticipated or unusually large redemption requests.

Under the terms of the Global Credit Facility, the Fund shall, in addition to interest charged on any borrowings made by the Fund and other costs incurred by the Fund, pay its share of fees and expenses incurred in connection with the implementation and maintenance of the Global Credit Facility, based upon its relative share of the aggregate net assets of all of the Borrowers, including an annual commitment fee of 0.10% based upon the unused portion of the Global Credit Facility, which is reflected in other expenses on the Statement of Operations. During the period ended June 30, 2010, the Fund did not use the Global Credit Facility.

16. FAIR VALUE MEASUREMENTS

The Fund follows a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Fund’s own market assumptions (unobservable inputs). These inputs are used in determining the value of the Fund’s investments and are summarized in the following fair value hierarchy:

  Level 1 – quoted prices in active markets for identical securities

  Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speed, credit risk, etc.)

  Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

For movements between the levels within the fair value hierarchy, the Fund has adopted a policy of recognizing the transfers as of the date of the underlying event which caused the movement.

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Mutual Beacon Fund

Notes to Financial Statements (unaudited) (continued)

16. FAIR VALUE MEASUREMENTS (continued)

The following is a summary of the inputs used as of June 30, 2010, in valuing the Fund’s assets and liabilities carried at fair value:

aIncludes common and preferred stocks as well as other equity investments. bIncludes securities determined to have no value at June 30, 2010. cFor detailed industry descriptions, see the accompanying Statement of Investments.

Semiannual Report | 49

Mutual Beacon Fund

Notes to Financial Statements (unaudited) (continued)

16. FAIR VALUE MEASUREMENTS (continued)

At June 30, 2010, the reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining fair value, is as follows:

17. SUBSEQUENT EVENTS

The Fund has evaluated subsequent events through the issuance of the financial statements and determined that no events have occurred that require disclosure.

50 | Semiannual Report

Semiannual Report | 51

Mutual Beacon Fund

Shareholder Information

Board Review of Investment Management Agreement

The Board of Trustees (Board), including the independent trustees, at a Board meeting held on May 18, 2010, unanimously approved renewal of the Fund’s investment management agreement, as well as the Fund’s administrative services agreement. Prior to a meeting of all the trustees for the purpose of considering such renewals, the independent trustees held three meetings dedicated to the renewal process (those trustees unable to attend in person were present by telephonic conference means). Throughout the process, the independent trustees received assistance and advice from and met separately with independent counsel. The independent trustees met with and interviewed officers of the investment manager (including portfolio managers), the transfer agent and shareholder services group and the distributor. In approving the renewal of the investment management agreement and the administrative services agreement for the Fund, the Board, including the independent trustees, determined that the existing investment management fee structure was fair and reasonable and that continuance of the agreements was in the best interests of the Fund and its shareholders.

In reaching their decision on the investment management agreement (as well as the administrative services agreement), the trustees took into account information furnished throughout the year at regular Board meetings, as well as information specifically requested and furnished for the renewal process, which culminated in the meetings referred to above for the specific purpose of considering such agreements. Information furnished throughout the year included, among others, reports on the Fund’s investment performance, expenses, portfolio composition, portfolio brokerage execution, soft dollars/client commission arrangements, derivatives, securities lending, portfolio turnover, Rule 12b-1 plans, distribution, shareholder servicing, compliance, pricing of securities and sales and redemptions, along with related financial statements and other information about the scope and quality of services provided by the investment manager and its affiliates and enhancements to such services over the past year. In addition, the trustees received periodic reports throughout the year and during the renewal process relating to compliance with the Fund’s investment policies and restrictions. During the renewal process, the independent trustees considered the investment manager’s methods of operation within the Franklin Templeton group and its activities on behalf of other clients.

The information obtained by the trustees during the renewal process also included a special report prepared by Lipper, Inc. (Lipper), an independent third-party analyst, comparing the Fund’s investment performance and expenses with those of other mutual funds deemed comparable to the Fund as selected by Lipper (Lipper Section 15(c) Report). The trustees reviewed the Lipper Section 15(c) Report and its usefulness in the renewal process with respect to matters such as comparative fees, expenses, expense ratios, performance and volatility. They concluded that the report continues to be a reliable resource in the performance of their duties.

In addition, the trustees received and reviewed a report on the investment manager’s (and its parent’s) profitability (Profitability Study). Over the past year, the Board and counsel to the independent trustees continued to receive reports on management’s handling of recent regulatory

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Mutual Beacon Fund

Shareholder Information (continued)

Board Review of Investment Management Agreement (continued)

actions and pending legal actions against the investment manager and its affiliates. The independent trustees were satisfied with the actions taken to date by management in response to such regulatory and legal proceedings.

Particular attention was given to management’s diligent risk management procedures, including continuous monitoring of counterparty credit risk and attention given to derivatives and other complex instruments. The Board also took into account, among other things, management’s efforts in establishing a global credit facility for the benefit of the Fund and other accounts managed by Franklin Templeton Investments to provide a source of cash for temporary and emergency purposes or to meet unusual redemption requests as well as the strong financial position of the investment manager’s parent company and its commitment to the mutual fund business as evidenced by its subsidization of money market funds. The trustees also noted management’s efforts to minimize any negative impact on the nature and quality of services provided to the Fund arising from Franklin Templeton Investments’ implementation of a hiring freeze and employee reductions in response to market conditions during the latter part of 2008 and early 2009.

In addition to the above and other matters considered by the trustees throughout the course of the year, the following discussion relates to certain primary factors relevant to the Board’s decision. This discussion of the information and factors considered by the Board (as well as the discussion above) is not intended to be exhaustive, but rather summarizes certain factors considered by the Board. In view of the wide variety of factors considered, the Board did not, unless otherwise noted, find it practicable to quantify or otherwise assign relative weights to the foregoing factors. In addition, individual trustees may have assigned different weights to various factors.

NATURE, EXTENT AND QUALITY OF SERVICES. The trustees reviewed the nature, extent and quality of the services provided by the investment manager. In this regard, they reviewed the Fund’s investment approach and concluded that, in their view, it continues to differentiate the Fund from typical core investment products in the mutual fund field. The trustees cited the investment manager’s ability to implement the Fund’s disciplined value investment approach and its long-term relationship with the Fund as reasons that shareholders choose to invest, and remain invested, in the Fund. The trustees reviewed the Fund’s portfolio management team, including its performance, staffing, skills and compensation program. With respect to portfolio manager compensation, management assured the trustees that the Fund’s long-term performance is a significant component of incentive-based compensation and noted that a portion of a portfolio manager’s incentive-based compensation is paid in shares of predesignated funds from the portfolio manager’s fund management area. The trustees noted that the portfolio manager compensation program aligned the interests of the portfolio managers with that of Fund shareholders. The trustees discussed with management various other products, portfolios and entities that are advised by the investment manager and the allocation of assets and expenses among and within them, as well as their relative fees and reasons for differences with respect thereto and any potential conflicts.

Semiannual Report | 53

Mutual Beacon Fund

Shareholder Information (continued)

Board Review of Investment Management Agreement (continued)

During regular Board meetings and the aforementioned meetings of the independent trustees, the trustees received reports and presentations on the investment manager’s best execution trading policies. The trustees considered periodic reports provided to them showing that the investment manager complied with the investment policies and restrictions of the Fund as well as other reports periodically furnished to the Board covering matters such as the compliance of portfolio managers and other management personnel with the code of ethics covering the investment management personnel, the adherence to fair value pricing procedures established by the Board and the accuracy of net asset value calculations. The Board noted the extent of the benefits provided to Fund shareholders from being part of the Franklin Templeton group, including the right to exchange investments between funds (same class) without a sales charge, the ability to reinvest Fund dividends into other funds and the right to combine holdings of other funds to obtain reduced sales charges. The trustees considered the significant recent efforts to develop, test and implement compliance procedures established in accordance with SEC requirements.

The trustees also reviewed the nature, extent and quality of the Fund’s other service agreements to determine that, on an overall basis, Fund shareholders were well served. In this connection, the Board also took into account administrative and transfer agent and shareholder services provided to Fund shareholders by an affiliate of the investment manager, noting continuing expenditures by management to increase and improve the scope of such services and favorable periodic reports on shareholder services conducted by independent third parties. While such considerations directly affected the trustees’ decision in renewing the Fund’s administrative services and transfer agent and shareholder services agreement, the Board also considered these commitments as incidental benefits to Fund shareholders deriving from the investment management relationship.

Based on their review, the trustees were satisfied with the nature and quality of the overall services provided by the investment manager and its affiliates to the Fund and its shareholders and were confident in the abilities of the management team to continue the disciplined value investment approach of the Fund and to provide quality services to the Fund and its shareholders.

INVESTMENT PERFORMANCE. The trustees reviewed and placed significant emphasis on the investment performance of the Fund over the one-, three-, five- and 10-year periods ended December 31, 2009. They considered the history of successful performance of the Fund relative to various benchmarks. As part of their review, they inquired of management regarding benchmarks, style drift and restrictions on permitted investments. Consideration was also given to performance in the context of available levels of cash during the periods. The trustees had meetings during the year, including the meetings referred to above held in connection with the renewal process, with the Fund’s portfolio managers to discuss performance and the management of the Fund. In addition, particular attention in assessing performance was given to the Lipper Section 15(c) Report. That report showed the investment performance of the Fund (Class A shares) in comparison to other funds determined comparable by Lipper.

54 | Semiannual Report

Mutual Beacon Fund

Shareholder Information (continued)

Board Review of Investment Management Agreement (continued)

The comparable funds to the Fund, as chosen by Lipper, included all retail and institutional multi-cap value funds. The Fund had total returns in the second-best performing quintile for the one-year period ended December 31, 2009, and had annualized total returns for the three- and five-year periods in the middle and second-best performing quintiles, respectively. The trustees noted that the Fund’s total return on an annualized basis for the 10-year period ended December 31, 2009, was in the second-best performing quintile and exceeded 5%, as shown in the Lipper Section 15(c) Report. The Board was satisfied with such comparative performance.

The trustees also compared Fund performance to other industry benchmarks, including measures of risk-adjusted performance of a fund, as part of their evaluation of investment performance. The trustees concluded that the Fund had continued to perform well in comparison to its various benchmarks and in the context of the Fund’s objectives.

COMPARATIVE EXPENSES AND MANAGEMENT PROFITABILITY. The trustees considered the cost of the services provided and to be provided and the profits realized by the investment manager and its affiliates from their respective relationships with the Fund. As part of the approval process, they explored with management the trends in expense ratios over the past three fiscal years and the reasons for any increases in the Fund’s expense ratios. In considering the appropriateness of the management fee and other expenses charged the Fund, the Board took into account various factors including investment performance and matters relating to Fund operations, including, but not limited to, the quality and experience of its portfolio managers and research staff. Consideration was also given to a comparative analysis in the Lipper Section 15(c) Report of the investment management fee and total expense ratios of the Fund in comparison with those of a group of other funds selected by Lipper as its appropriate Lipper expense group. Lipper expense data is based upon information taken from the Fund’s most recent annual report, which reflects historical asset levels that may be quite different from those currently existing, particularly in a period of market volatility. While recognizing such inherent limitation and the fact that expense ratios generally increase as assets decline and decrease as assets grow, the Board believed the independent analysis conducted by Lipper to be an appropriate measure of comparative expenses.

In reviewing comparative costs, emphasis was given to the Fund’s contractual management fee in comparison with the contractual management fee that would have been charged by other funds within its Lipper expense group assuming they were similar in size to the Fund, as well as the actual total expenses of the Fund in comparison with those of its Lipper expense group. The Lipper contractual management fee analysis includes administrative charges as being part of the management fee, and total expenses, for comparative consistency, are shown by Lipper for Fund Class A shares.

The Fund’s contractual management fee rate was in the middle quintile of its Lipper expense group and its total expenses were in the least expensive quintile of such group. The Board was satisfied with such comparative expenses.

Semiannual Report | 55

Mutual Beacon Fund

Shareholder Information (continued)

Board Review of Investment Management Agreement (continued)

The trustees also reviewed the Profitability Study addressing profitability of Franklin Resources, Inc., from its overall U.S. fund business, as well as profitability of the investment manager to the Fund, from providing investment management and other services to the Fund during the 12-month period ended September 30, 2009, the most recent fiscal year-end of Franklin Resources, Inc. The trustees noted that this analysis is reviewed every other year by independent accountants based on agreed-upon methodologies. The trustees reviewed the basis on which such reports are prepared and the reasonableness of the cost allocation methodology utilized in the Profitability Study, it being recognized that allocation methodologies may each be reasonable while producing different results. The independent trustees reviewed the investment manager’s method of assignment and allocation of actual expenses to the Fund, allocations for other accounts managed by the investment manager and the method of allocations in the Profitability Study.

The independent trustees met with management to discuss the Profitability Study. This included, among other things, a comparison of investment management income with investment management expenses of the Fund; comparison of underwriting revenues and expenses; the relative relationship of investment management and underwriting expenses; shareholder servicing profitability; economies of scale; and the relative contribution of the Fund to the profitability of the investment manager and its parent. In discussing the Profitability Study with the Board, the investment manager stated its belief that the costs incurred in establishing the infrastructure necessary to operate the type of mutual fund operations conducted by it and its affiliates may not be fully reflected in the expenses allocated to the Fund in determining its profitability.

The trustees considered an additional Lipper study analyzing the profitability of the parent of the investment manager as compared to other publicly held investment managers, which also aided the trustees in considering profitability excluding distribution costs. The Board also took into account management’s expenditures in improving shareholder services provided to the Fund, as well as the need to meet additional regulatory and compliance requirements resulting from the Sarbanes-Oxley Act and recent SEC and other regulatory requirements. The trustees also considered the extent to which the investment manager may derive ancillary benefits from Fund operations, including those derived from economies of scale, discussed below, the allocation of Fund brokerage and the use of commission dollars to pay for research and other similar services.

Based upon their consideration of all these factors, the trustees determined that the level of profits realized by the manager and its affiliates in providing services to the Fund was not excessive in view of the nature, quality and extent of services provided.

ECONOMIES OF SCALE. The Board considered economies of scale realized by the investment manager and its affiliates as the Fund grows larger and the extent to which they are shared with Fund shareholders, as for example, in the level of the investment management fee charged, in the quality and efficiency of services rendered and in increased capital commitments benefiting the Fund directly or indirectly. While recognizing that any precise determination is inherently

56 | Semiannual Report

Mutual Beacon Fund

Shareholder Information (continued)

Board Review of Investment Management Agreement (continued)

subjective, the trustees noted that, based upon the Profitability Study, as some funds increase in size, at some point economies of scale may result in the investment manager realizing a larger profit margin on investment management services provided such a fund. The trustees also noted that benefits of economies of scale will be shared with Fund shareholders due to the decline in the effective investment management fee rate as breakpoints are achieved by the Fund.

The trustees noted that breakpoints had been instituted as part of the Fund’s investment management fee in 2004. The trustees assessed the savings to shareholders resulting from such breakpoints and believed they were, and continue to be, appropriate and they agreed to continue to monitor the appropriateness of the breakpoints. The trustees also considered the effects an increase in assets under management would have on the investment management fee of the Fund. To the extent further economies of scale may be realized by the investment manager and its affiliates, the Board believed the investment management and administrative fees provide a sharing of benefits with the Fund and its shareholders.

Proxy Voting Policies and Procedures

The Fund’s investment manager has established Proxy Voting Policies and Procedures (Policies) that the Fund uses to determine how to vote proxies relating to portfolio securities. Shareholders may view the Fund’s complete Policies online at franklintempleton.com. Alternatively, shareholders may request copies of the Policies free of charge by calling the Proxy Group collect at (954) 527-7678 or by sending a written request to: Franklin Templeton Companies, LLC, 500 East Broward Boulevard, Suite 1500, Fort Lauderdale, FL 33394, Attention: Proxy Group. Copies of the Fund’s proxy voting records are also made available online at franklintempleton.com and posted on the U.S. Securities and Exchange Commission’s website at sec.gov and reflect the most recent 12-month period ended June 30.

Quarterly Statement of Investments

The Fund files a complete statement of investments with the U.S. Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission’s website at sec.gov. The filed form may also be viewed and copied at the Commission’s Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling (800) SEC-0330.

Semiannual Report | 57

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MUTUAL GLOBAL DISCOVERY FUND

SPECIALIZED EXPERTISE

TRUE DIVERSIFICATION

RELIABILITY YOU CAN TRUST

MUTUAL FUNDS |

Franklin Templeton Investments

Gain From Our Perspective®

Franklin Templeton’s distinct multi-manager structure combines the specialized expertise of three world-class investment management groups—Franklin, Templeton and Mutual Series.

Each of our portfolio management groups operates autonomously, relying on its own research and staying true to the unique investment disciplines that underlie its success.

Franklin. Founded in 1947, Franklin is a recognized leader in fixed income investing and also brings expertise in growth- and value-style U.S. equity investing.

Templeton. Founded in 1940, Templeton pioneered international investing and, in 1954, launched what has become the industry’s oldest global fund. Today, with offices in over 25 countries, Templeton offers investors a truly global perspective.

Mutual Series. Founded in 1949, Mutual Series is dedicated to a unique style of value investing, searching aggressively for opportunity among what it believes are undervalued stocks, as well as arbitrage situations and distressed securities.

Because our management groups work independently and adhere to different investment approaches, Franklin, Templeton and Mutual Series funds typically have distinct portfolios. That’s why our funds can be used to build truly diversified allocation plans covering every major asset class.

At Franklin Templeton Investments, we seek to consistently provide investors with exceptional risk-adjusted returns over the long term, as well as the reliable, accurate and personal service that has helped us become one of the most trusted names in financial services.

RETIREMENT PLANS | 529 COLLEGE SAVINGS PLANS | SEPARATE ACCOUNTS

Not part of the semiannual report

Semiannual Report

Mutual Global Discovery Fund

Your Fund's Goal and Main Investments: Mutual Global Discovery Fund seeks capital appreciation by investing primarily in equity securities of companies of any nation the Fund's managers believe are at prices below their intrinsic value. The Fund may invest up to 100% of its assets in foreign securities.

Performance Overview

Mutual Global Discovery Fund – Class Z had a -3.66% cumulative total return for the six months ended June 30, 2010. The Fund performed better than its benchmarks, the Morgan Stanley Capital International (MSCI) World Index and the Standard & Poor's 500 Index (S&P 500), which had -9.56% and -6.65% total returns for the same period.[1] You can find the Fund's long-term performance data in the Performance Summary beginning on page 11.

Economic and Market Overview

During the six months under review, economic indicators remained mixed. The International Monetary Fund raised its global economic growth estimates and global manufacturing continued to expand for most of the period; however, labor market weakness persisted and U.S. property markets experienced a further sharp decline after a stimulus tax credit for first-time homebuyers expired. Corporate fundamentals remained strong, and the majority of earnings announcements around the world beat expectations despite growing concerns about margin preservation and the sustainability of earnings momentum. Yet stock markets largely ignored such encouraging fundamentals and

1. Source: © 2010 Morningstar. All Rights Reserved. The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information. The MSCI World Index is a free float-adjusted, market capitalization-weighted index designed to measure equity market performance in global developed markets. The S&P 500 is a market capitalization-weighted index of 500 stocks designed to measure total U.S. equity market performance. The indexes are unmanaged and include reinvested dividends. One cannot invest directly in an index, and an index is not representative of the Fund's portfolio.

Semiannual Report | 5

Geographic Breakdown
Based on Total Net Assets as of 6/30/10

U.S.
34.5%
U.K.
11.4%
France
10.5%
Germany
7.6%
Switzerland
5.9%
Hong Kong
4.0%
Denmark
3.6%
Bermuda
2.3%
Japan
1.8%
Netherlands
1.6%
Spain
1.3%
Norway
1.2%
Other
3.8%
Short-Term Investments & Other Net Assets
10.5%

reacted instead to economic news, leading to across-the-board equity sector declines. As a result of ongoing economic uncertainty, developed world policymakers maintained interest rates at very low levels. However, policymakers in a number of emerging markets began to incrementally withdraw stimulus measures by phasing out incentive programs and cautiously allowing interest rates and foreign exchange rates to rise.

Global equities entered 2010 with positive momentum as corporate earnings and economic indicators continued to recover from the worst recessionary conditions in a half century. However, significant downward volatility returned in the latter part of the semiannual period as growing concerns about the state of sovereign finances accompanied by several sovereign credit downgrades in Europe, along with renewed worries about the sustainability of the fragile economic recovery, triggered a broad-based sell-off. Investors' resurgent risk aversion caused more economically sensitive and cyclical sectors that had led returns since the March 2009 market bottom to markedly lag behind the more defensive or counter-cyclical sectors that had been relatively out of favor. European policymakers responded to credit market fears by pledging 750 billion euros in liquidity to help stabilize markets and forestall government debt defaults. However, the intervention did little to quell investor anxiety. Virtually all equity sectors and regions ended the reporting period with losses, the euro fell to its lowest level since 2006, and a renewed flight to safety further compressed already meager U.S. Treasury yields.

Investment Strategy

At Mutual Series, we are committed to our distinctive value approach to investing, which we believe can generate above-average risk-adjusted returns over time for our shareholders. Our major investment strategy is investing in undervalued stocks. When selecting undervalued equities, we are always attracted to fundamentally strong companies with healthy balance sheets, high-quality assets, substantial free cash flow and shareholder-oriented management teams and whose stocks are trading at discounts to our assessment of the companies' intrinsic or business value. We also look for asset rich companies whose shares may be trading at depressed levels due to concerns over short-term earnings disappointments, litigation, management strategy or other perceived negatives. This strict value approach is not only intended to improve the likelihood of upside potential, but it is also intended to reduce the risk of substantial declines. While the vast majority of our undervalued equity investments are made in publicly traded companies globally, we may invest occasionally in privately held companies as well.

We complement this more traditional investment strategy with two others. One is distressed investing, a highly specialized field that has proven quite profitable

6 | Semiannual Report

during certain periods over the years. Distressed investing is complex and can take many forms. The most common distressed investment the Fund undertakes is the purchase of financially troubled or bankrupt companies' debt at a substantial discount to face value. After the financially distressed company is reorganized, often in bankruptcy court, the old debt is typically replaced with new securities issued by the financially stronger company.

The other piece of our investment strategy is participating in arbitrage situations, another highly specialized field. When companies announce proposed mergers or takeovers, commonly referred to as "deals," the target company may trade at a discount to the bid it ultimately accepts. One form of arbitrage involves purchasing the target company's stock when it is trading below the value we believe it would receive in a deal. In keeping with our commitment to a relatively conservative investment approach, we typically focus our arbitrage efforts on announced deals, and eschew rumored deals or other situations we consider relatively risky.

Top 10 Sectors/Industries
Based on Equity Securities as of 6/30/10

	% of Total Net Assets
Tobacco	10.2%
Beverages	5.5%
Food Products	5.3%
Insurance	5.1%
Commercial Banks	4.9%
Diversified Financial Services	3.3%
Industrial Conglomerates	3.1%
Energy Equipment & Services	3.1%
Capital Markets	3.1%
Oil, Gas & Consumable Fuels	3.1%

Manager's Discussion

During the first half of 2010, the Fund's top performers included Carlsberg, Schindler Holding and British American Tobacco (BAT).

Shares of Danish beer brewer Carlsberg performed well during the period as the outlook for its largest market (Russia) began to improve and confidence rose that the company could achieve longer term margin targets for its western European operation. The Russian market was impacted by weak consumer demand and regulation challenges, but data released during the period suggested to us that there could be a more positive trend moving forward. In addition, regulations on beer sales turned out to be less severe than first expected. All these factors helped the position become a key contributor to the portfolio's performance.

Share-price strength in Schindler, a Swiss elevator and escalator manufacturer, was driven by rising new orders during fourth quarter 2009, which continued into first quarter 2010. This positive momentum underpinned investor confidence in the company's ability to achieve 14% margins, in line with its internal targets. Given the products' safety requirements, low level of profitability on the initial installation and high maintenance requirements, we believe Schindler has a relatively low risk of competition from the Chinese, a concern that weighed on other industrial companies.

Semiannual Report | 7

Top 10 Holdings
6/30/10

Company *Sector/Industry, Country*	% of Total Net Assets
British American Tobacco PLC *Tobacco, U.K.*	2.6%
Imperial Tobacco Group PLC *Tobacco, U.K.*	2.3%
Carlsberg AS, A & B *Beverages, Denmark*	2.0%
CIT Group Inc. *Diversified Financial Services, U.S.*	1.9%
Kraft Foods Inc., A *Food Products, U.S.*	1.8%
Vodafone Group PLC *Wireless Telecommunication Services, U.K.*	1.8%
CVS Caremark Corp. *Food & Staples Retailing, U.S.*	1.8%
Pernod Ricard SA *Beverages, France*	1.7%
Bank of America Corp. *Diversified Financial Services, U.S.*	1.7%
Royal Dutch Shell PLC, A *Oil, Gas & Consumable Fuels, U.K.*	1.6%

BAT shares appreciated after the company reported earnings that exceeded analysts' estimates. In addition, the value of the British pound weakened against a variety of currencies during the first half of 2010. The company earns the vast majority of its profits outside the U.K., and many analysts raised their earnings estimates for BAT as the pound weakened.

Against the backdrop of a global stock market retreat, several Fund holdings detracted from performance. Among the worst were Transocean, Microsoft and Intesa SanPaolo.

Intesa SanPaolo performed poorly with other European banks during the period due to sovereign debt and regulatory concerns. In this environment, we preferred the company's solid liquidity, leverage and capital ratios as well as its limited investment banking exposure, which reduced risk to onerous new regulatory rules. The company also had a small exposure to sovereign debt in Greece, Spain, Ireland or Portugal. Although near-term earnings may continue to be muted, at period-end we still believed that Intesa SanPaolo's valuation was compelling at tangible book value.

8 | Semiannual Report

Thank you for your continued participation in Mutual Global Discovery Fund. We look forward to serving your future investment needs.

Mutual Global Discovery Fund

The foregoing information reflects our analysis, opinions and portfolio holdings as of June 30, 2010, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

Semiannual Report | 9

Peter Langerman has been portfolio manager for Mutual Global Discovery Fund since December 2009. He has been portfolio manager for Mutual Shares Fund since 2005. He joined Franklin Templeton Investments in 1996, serving in various capacities, including President and Chief Executive Officer of Franklin Mutual Advisers and member of the management team of the Funds, including Mutual Shares Fund. From 2002 to 2005, he served as director of New Jersey’s Division of Investment, overseeing employee pension funds. Between 1986 and 1996, Mr. Langerman was employed at Heine Securities Corporation, the Fund’s former manager.

Philippe Brugere-Trelat has been portfolio manager for Mutual Global Discovery Fund since December 2009. He has been lead portfolio manager for Mutual European Fund since 2005 and co-portfolio manager for Mutual International Fund since its May 2009 inception. He has been a member of the management team of the Mutual Series Funds since 2004, when he rejoined Franklin Templeton Investments. Previously, he was president and portfolio manager of Eurovest. Between 1984 and 1994, Mr. Brugere-Trelat was employed at Heine Securities Corporation, the Fund’s former manager.

10 | Semiannual Report

Performance Summary as of 6/30/10

Your dividend income will vary depending on dividends or interest paid by securities in the Fund’s portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance table does not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund’s dividends and capital gain distributions, if any, and any unrealized gains or losses.

Semiannual Report | 11

Performance Summary (continued)

Performance

Cumulative total return excludes sales charges. Average annual total return and value of $10,000 investment include maximum sales charges. Class Z/R: no sales charges; Class A: 5.75% maximum initial sales charge; Class B: contingent deferred sales charge (CDSC) declining from 4% to 1% over six years, and eliminated thereafter; Class C: 1% CDSC in first year only.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

12 | Semiannual Report

Your Fund’s Expenses

As a Fund shareholder, you can incur two types of costs:

  Transaction costs, including sales charges (loads) on Fund purchases; and

  Ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

Actual Fund Expenses

The first line (Actual) for each share class listed in the table provides actual account values and expenses. The “Ending Account Value” is derived from the Fund’s actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period by following these steps. Of course, your account value and expenses will differ from those in this illustration:

1.	Divide your account value by $1,000.
If an account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6.
2.	Multiply the result by the number under the heading “Expenses Paid During Period.”
If Expenses Paid During Period were $7.50, then 8.6 x $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.

Hypothetical Example for Comparison with Other Funds

Information in the second line (Hypothetical) for each class in the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical “Ending Account Value” is based on the actual expense ratio for each class and an assumed 5% annual rate of return before expenses, which does not represent the Fund’s actual return. The figure under the heading “Expenses Paid During Period” shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.

14 | Semiannual Report

Your Fund’s Expenses (continued)

Please note that expenses shown in the table are meant to highlight ongoing costs and do not reflect any transaction costs, such as sales charges. Therefore, the second line for each class is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

*Expenses are calculated using the most recent six-month expense ratio, annualized for each class (Z: 1.05%; A: 1.35%; B: 2.04%; C: 2.05%; and R: 1.55%), multiplied by the average account value over the period, multiplied by 181/365 to reflect the one-half year period.

Semiannual Report | 15

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund. bBased on average daily shares outstanding. cNet investment income per share includes approximately ($0.05) per share related to an adjustment for uncollectible interest. Excluding the effect of this adjustment, the ratio of net investment income to average net assets would have been 0.95%. dEffective September 1, 2008, the redemption fee was eliminated. eAmount rounds to less than $0.01 per share. fTotal return is not annualized for periods less than one year. gRatios are annualized for periods less than one year. hIncludes dividend expense on securities sold short which varies from period to period. See below for expense ratios that reflect only operating expenses. iBenefit of expense reduction rounds to less than 0.01%.

16 | The accompanying notes are an integral part of these financial statements. | Semiannual Report

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund. bBased on average daily shares outstanding. cNet investment income per share includes approximately ($0.05) per share related to an adjustment for uncollectible interest. Excluding the effect of this adjustment, the ratio of net investment income to average net assets would have been 0.65%. dEffective September 1, 2008, the redemption fee was eliminated. eAmount rounds to less than $0.01 per share. fTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year. gRatios are annualized for periods less than one year. hIncludes dividend expense on securities sold short which varies from period to period. See below for expense ratios that reflect only operating expenses. iBenefit of expense reduction rounds to less than 0.01%.

Semiannual Report | The accompanying notes are an integral part of these financial statements. | 17

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund. bBased on average daily shares outstanding. cNet investment income per share includes approximately ($0.05) per share related to an adjustment for uncollectible interest. Excluding the effect of this adjustment, the ratio of net investment income to average net assets would have been (0.04)%. dEffective September 1, 2008, the redemption fee was eliminated. eAmount rounds to less than $0.01 per share. fTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year. gRatios are annualized for periods less than one year. hIncludes dividend expense on securities sold short which varies from period to period. See below for expense ratios that reflect only operating expenses. iBenefit of expense reduction rounds to less than 0.01%.

18 | The accompanying notes are an integral part of these financial statements. | Semiannual Report

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund. bBased on average daily shares outstanding. cNet investment income per share includes approximately ($0.05) per share related to an adjustment for uncollectible interest. Excluding the effect of this adjustment, the ratio of net investment income to average net assets would have been (0.05)%. dEffective September 1, 2008, the redemption fee was eliminated. eAmount rounds to less than $0.01 per share. fTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year. gRatios are annualized for periods less than one year. hIncludes dividend expense on securities sold short which varies from period to period. See below for expense ratios that reflect only operating expenses. iBenefit of expense reduction rounds to less than 0.01%.

Semiannual Report | The accompanying notes are an integral part of these financial statements. | 19

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund. bBased on average daily shares outstanding. cNet investment income per share includes approximately ($0.05) per share related to an adjustment for uncollectible interest. Excluding the effect of this adjustment, the ratio of net investment income to average net assets would have been 0.45%. dEffective September 1, 2008, the redemption fee was eliminated. eAmount rounds to less than $0.01 per share. fTotal return is not annualized for periods less than one year. gRatios are annualized for periods less than one year. hIncludes dividend expense on securities sold short which varies from period to period. See below for expense ratios that reflect only operating expenses. iBenefit of expense reduction rounds to less than 0.01%.

20 | The accompanying notes are an integral part of these financial statements. | Semiannual Report

Mutual Global Discovery Fund

Statement of Investments, June 30, 2010 (unaudited)

	Country	Shares/Warrants/ Contracts	Value
Common Stocks and Other Equity Interests 83.0%			
Airlines 0.0%			
[a,b,c] Northwest Airlines Corp., Contingent Distribution	United States	69,160,000	$ —
Auto Components 0.2%			
[a,b,c] Collins & Aikman Products Co., Contingent Distribution	United States	1,967,769	19,678
[a,b,c] Dana Holding Corp., Contingent Distribution	United States	25,003,000	—
[a,d,e] IACNA Investor LLC	United States	402,771	4,028
[a,d,f] International Automotive Components Group Brazil LLC	Brazil	3,819,425	6,129,188
[a,d,e,f] International Automotive Components Group Japan LLC	Japan	650,533	3,668,977
[a,d,f] International Automotive Components Group LLC	Luxembourg	13,618,870	9,740,624
[a,d,f] International Automotive Components Group NA LLC, A	United States	11,533,276	8,383,192
			27,945,687
Automobiles 1.3%			
[a] Daimler AG (EUR Traded)	Germany	3,985,980	204,452,060
Daimler AG (USD Traded)	Germany	30,600	1,546,830
			205,998,890
Beverages 5.5%			
Brown-Forman Corp., A	United States	143,200	8,334,240
Brown-Forman Corp., B	United States	525,362	30,066,467
Carlsberg AS, A	Denmark	113,300	8,781,503
Carlsberg AS, B	Denmark	4,089,551	313,542,540
Coca-Cola Enterprises Inc.	United States	6,152,580	159,105,719
Dr. Pepper Snapple Group Inc.	United States	2,121,923	79,338,701
Pernod Ricard SA	France	3,492,339	273,300,457
			872,469,627
Biotechnology 0.5%			
[a] Amgen Inc.	United States	1,572,860	82,732,436
Capital Markets 3.1%			
The Goldman Sachs Group Inc.	United States	646,880	84,915,938
Morgan Stanley	United States	7,614,780	176,739,044
[a] UBS AG (CHF Traded)	Switzerland	16,322,398	218,913,764
			480,568,746
Chemicals 1.3%			
Airgas Inc.	United States	956,335	59,484,037
[a,b,c] Dow Corning Corp., Contingent Distribution	United States	14,735,153	2,857,538
Linde AG	Germany	1,097,300	116,110,480
Sika AG	Switzerland	13,008	23,165,014
			201,617,069
Commercial Banks 4.9%			
Barclays PLC	United Kingdom	39,713,854	160,572,422
BNP Paribas	France	2,817,892	154,308,968
[a,d,e] FE Capital Holdings Ltd.	Japan	29,212	—
Intesa Sanpaolo SpA	Italy	47,292,982	126,394,410
[a,d] NCB Warrant Holdings Ltd., A	Japan	135,864	—
PNC Financial Services Group Inc.	United States	1,755,250	99,171,625
Wells Fargo & Co.	United States	9,007,338	230,587,853
			771,035,278

Semiannual Report | 21

Mutual Global Discovery Fund

Statement of Investments, June 30, 2010 (unaudited) *(continued)*

	Country	Shares/Warrants/ Contracts	Value
Common Stocks and Other Equity Interests (continued)			
Commercial Services & Supplies 0.0%[g]			
[a] Comdisco Holding Co. Inc.	United States	929	$ 8,333
[a,b,c] Comdisco Holding Co. Inc., Contingent Distribution	United States	37,660,000	—
			8,333
Computers & Peripherals 0.1%			
[a,b,c] DecisionOne Corp., Contingent Distribution	United States	557,487	—
[a] Dell Inc.	United States	1,677,860	20,234,992
			20,234,992
Construction Materials 0.8%			
CRH PLC	Ireland	5,108,521	107,099,077
Hanil Cement Co. Ltd.	South Korea	296,309	14,654,972
			121,754,049
Consumer Finance 0.1%			
[a,d] Cerberus CG Investor I LLC	United States	10,129,125	4,659,397
[a,d] Cerberus CG Investor II LLC	United States	10,128,973	4,659,328
[a,d] Cerberus CG Investor III LLC	United States	5,065,170	2,329,978
[a,d] GMAC Inc.	United States	822	4,934,280
			16,582,983
Diversified Financial Services 3.3%			
Bank of America Corp.	United States	18,398,840	264,391,331
[a] CIT Group Inc.	United States	719,497	24,362,168
Deutsche Boerse AG	Germany	2,632,652	161,264,028
Guinness Peat Group PLC	United Kingdom	36,923,904	16,712,792
[a,b,c] Marconi Corp., Contingent Distribution	United Kingdom	33,909,700	—
[a,d,e] North American Financial Holdings Inc., 144A	United States	1,936,499	37,277,606
[a,d,e] North American Financial Holdings Inc., 144A, non-voting	United States	801,419	15,427,316
			519,435,241
Diversified Telecommunication Services 2.9%			
[a,d] AboveNet Inc.	United States	733,402	34,601,906
[a,d] AboveNet Inc., stock grant, grant price $10.475, expiration date 9/09/13	United States	464	68,125
[a,d] AboveNet Inc., stock grant, grant price $30, expiration date 9/07/18	United States	100	6,872
[a,d] AboveNet Inc., wts., 9/08/10	United States	14,911	1,028,859
Cable & Wireless Communication PLC	United Kingdom	39,390,535	34,054,666
Cable & Wireless Worldwide PLC	United Kingdom	39,390,535	50,978,982
[a,b,c] Global Crossing Holdings Ltd., Contingent Distribution	United States	45,658,716	—
Koninklijke KPN NV	Netherlands	10,726,339	137,431,181
Telefonica SA	Spain	10,454,473	195,071,617
			453,242,208
Electric Utilities 2.6%			
[a,b,c] Calpine Corp., Contingent Distribution	United States	12,095,000	—
E.ON AG	Germany	6,416,240	174,540,056
Exelon Corp.	United States	5,081,970	192,962,401
Prime Infrastructure Group	Australia	14,532,996	39,851,640
			407,354,097

22 | Semiannual Report

／
Mutual Global Discovery Fund

Statement of Investments, June 30, 2010 (unaudited) *(continued)*

	Country	Shares/Warrants/ Contracts	Value
Common Stocks and Other Equity Interests (continued)			
Electrical Equipment 0.9%			
Alstom SA	France	1,749,860	$ 80,219,992
Schneider Electric SA	France	529,578	54,178,089
			134,398,081
Energy Equipment & Services 3.6%			
Bourbon SA	France	1,134,754	46,059,930
ª BW Offshore Ltd.	Norway	14,834,552	17,326,355
ª Compagnie Generale de Geophysique SA	France	2,902,660	52,368,233
ª Petroleum Geo-Services ASA	Norway	1,931,054	16,351,787
ª Pride International Inc.	United States	2,855,610	63,794,327
Seadrill Ltd.	Bermuda	10,795,821	197,433,948
Smith International Inc.	United States	2,018,000	75,977,700
ª Transocean Ltd.	United States	1,938,424	89,807,184
			559,119,464
Food & Staples Retailing 2.7%			
Carrefour SA	France	1,856,515	74,345,873
CVS Caremark Corp.	United States	9,413,290	275,997,663
Koninklijke Ahold NV	Netherlands	6,052,010	75,246,577
			425,590,113
Food Products 5.3%			
CSM NV	Netherlands	1,448,597	43,312,909
Danone	France	2,719,486	147,024,200
º Farmer Brothers Co.	United States	881,753	13,305,653
Kraft Foods Inc., A	United States	9,970,831	279,183,268
Lotte Confectionery Co. Ltd.	South Korea	51,277	53,446,290
Nestle SA	Switzerland	4,815,172	233,132,661
Nong Shim Co. Ltd.	South Korea	210,569	39,419,825
Rieber & Son ASA	Norway	3,605,065	22,715,178
			831,539,984
Health Care Equipment & Supplies 0.9%			
Alcon Inc.	Switzerland	579,715	85,907,966
ª Boston Scientific Corp.	United States	9,912,050	57,489,890
			143,397,856
Health Care Providers & Services 1.7%			
Rhoen-Klinikum AG	Germany	4,217,560	94,301,193
UnitedHealth Group Inc.	United States	6,298,700	178,883,080
			273,184,273
Hotels, Restaurants & Leisure 1.0%			
ª Accor SA	France	3,442,354	161,052,213
Household Durables 0.2%			
Stanley Black & Decker Inc.	United States	610,460	30,840,439
Independent Power Producers & Energy Traders 0.6%			
ª NRG Energy Inc.	United States	4,577,498	97,088,733

Semiannual Report | 23

Mutual Global Discovery Fund

Statement of Investments, June 30, 2010 (unaudited) *(continued)*

	Country	Shares/Warrants/ Contracts	Value
Common Stocks and Other Equity Interests (continued)			
Industrial Conglomerates 3.1%			
Jardine Matheson Holdings Ltd.	Hong Kong	4,224,266	$ 148,440,707
Jardine Strategic Holdings Ltd.	Hong Kong	9,774,205	203,498,948
Orkla ASA	Norway	20,568,718	132,652,584
			484,592,239
Insurance 5.1%			
ACE Ltd.	United States	4,552,150	234,344,682
[a] Alleghany Corp.	United States	79,636	23,357,239
[a] Berkshire Hathaway Inc., A	United States	503	60,360,000
[a] Berkshire Hathaway Inc., B	United States	851,500	67,856,035
E-L Financial Corp. Ltd.	Canada	177,619	75,912,685
[a,d,e] Imagine Group Holdings Ltd.	Bermuda	2,410,917	27,411,162
Old Republic International Corp.	United States	1,246,689	15,122,338
[a,d] Olympus Re Holdings Ltd.	United States	47,160	35,653
PartnerRe Ltd.	Bermuda	1,813,630	127,208,008
White Mountains Insurance Group Ltd.	United States	172,815	56,026,623
Zurich Financial Services AG	Switzerland	544,210	120,890,688
			808,525,113
IT Services 0.0%[g]			
[d] Glodyne Technoserve Ltd.	India	22,000	318,476
Machinery 1.6%			
[a,d,e,f] MCII Holdings Inc.	United States	5,051	—
Schindler Holding AG, PC	Switzerland	2,263,002	191,845,645
Schindler Holding AG, Registered	Switzerland	659,880	55,329,177
			247,174,822
Marine 1.5%			
A.P. Moller - Maersk AS, B	Denmark	30,011	238,814,585
Media 2.5%			
British Sky Broadcasting Group PLC	United Kingdom	3,984,884	41,746,021
Daekyo Co. Ltd.	South Korea	3,675,700	16,376,509
Eutelsat Communications	France	5,767,875	194,435,151
[a] JC Decaux SA	France	2,705,175	63,628,894
Time Warner Inc.	United States	2,584,660	74,722,521
[a,c] TVMAX Holdings Inc.	United States	118,432	—
			390,909,096
Multi-Utilities 2.1%			
GDF Suez	France	5,535,179	159,103,327
RWE AG	Germany	2,522,290	166,011,333
			325,114,660
Office Electronics 1.0%			
Xerox Corp.	United States	19,270,327	154,933,429

24 | Semiannual Report

Mutual Global Discovery Fund

Statement of Investments, June 30, 2010 (unaudited) *(continued)*

	Country	Shares/Warrants/ Contracts	Value
Common Stocks and Other Equity Interests (continued)			
Oil, Gas & Consumable Fuels 3.1%			
BP PLC	United Kingdom	13,790,994	$ 65,735,438
Royal Dutch Shell PLC, A	United Kingdom	10,029,996	254,564,939
Total SA, B	France	3,126,324	141,352,802
Total SA, B, ADR	France	417,296	18,628,094
			480,281,273
Paper & Forest Products 0.3%			
Weyerhaeuser Co.	United States	1,148,084	40,412,557
Pharmaceuticals 2.3%			
Eli Lilly & Co.	United States	6,107,810	204,611,635
Pfizer Inc.	United States	10,994,230	156,777,720
			361,389,355
Professional Services 0.1%			
Teleperformance	France	369,944	9,292,026
Real Estate Investment Trusts (REITs) 1.4%			
The Link REIT	Hong Kong	91,136,430	227,048,162
Real Estate Management & Development 0.5%			
[a,c] Canary Wharf Group PLC	United Kingdom	5,400,183	23,840,887
Great Eagle Holdings Ltd.	Hong Kong	12,911,868	33,129,037
Swire Pacific Ltd., B	Hong Kong	10,866,015	23,275,048
			80,244,972
Software 2.4%			
Microsoft Corp.	United States	9,666,180	222,418,802
Nintendo Co. Ltd.	Japan	521,333	155,379,759
			377,798,561
Tobacco 10.2%			
Altria Group Inc.	United States	5,940,908	119,055,796
British American Tobacco PLC	United Kingdom	12,937,151	413,069,311
Imperial Tobacco Group PLC	United Kingdom	12,696,984	356,540,392
ITC Ltd.	India	15,068,790	98,916,828
Japan Tobacco Inc.	Japan	41,878	131,540,783
Lorillard Inc.	United States	3,059,390	220,214,892
Philip Morris International Inc.	United States	2,036,358	93,346,651
Reynolds American Inc.	United States	3,334,250	173,781,110
			1,606,465,763
Trading Companies & Distributors 0.4%			
[a,g] Kloeckner & Co. SE	Germany	3,588,004	63,811,221
Transportation Infrastructure 0.1%			
Groupe Eurotunnel SA	France	3,044,219	20,751,269
Wireless Telecommunication Services 1.8%			
Vodafone Group PLC	United Kingdom	133,141,090	276,870,512
Total Common Stocks and Other Equity Interests (Cost $12,704,692,228)			13,031,938,883

Semiannual Report | 25

Mutual Global Discovery Fund

Statement of Investments, June 30, 2010 (unaudited) *(continued)*

	Country	Shares/Warrants/ Contracts	Value
Preferred Stocks 1.4%			
Automobiles 1.3%			
Volkswagen AG, pfd.	Germany	2,334,401	$ 207,210,764
Diversified Financial Services 0.0%[g]			
[a,d] Hightower Holding LLC, pfd., A, Series 2	United States	781,797	2,073,247
Diversified Telecommunication Services 0.0%[g]			
[a,d] PTV Inc., 10.00%, pfd., A	United Kingdom	86,280	11,863
Machinery 0.1%			
[a,d,e,f] MCII Holdings Inc., PIK, pfd., A	United States	40,573	10,311,813
Total Preferred Stocks (Cost $250,360,987)			219,607,687
		Principal Amount[i]	
Corporate Bonds, Notes and Senior Floating Rate Interests 5.6%			
[j,k] Avaya Inc., Term Loan B-1, FRN, 3.26%, 10/26/14	United States	207,218,000	177,775,845
[k] BP Capital Markets PLC, FRN, 1.539%, 3/17/11	United Kingdom	97,708,000	94,364,041
[d,h] Cerberus CG Investor I LLC, 12.00%, 7/31/14	United States	7,903,600	3,635,656
[d,h] Cerberus CG Investor II LLC, 12.00%, 7/31/14	United States	7,903,600	3,635,656
[d,h] Cerberus CG Investor III LLC, 12.00%, 7/31/14	United States	3,951,800	1,817,828
CIT Group Inc.,			
[k] New Term Loan Tranche 1B, FRN, 13.00%, 1/20/12	United States	2,787,245	2,881,663
senior secured sub. bond, 7.00%, 5/01/13	United States	21,446,296	20,642,060
senior secured sub. bond, 7.00%, 5/01/14	United States	35,753,445	33,876,389
senior secured sub. bond, 7.00%, 5/01/15	United States	36,717,445	34,147,224
senior secured sub. bond, 7.00%, 5/01/16	United States	90,202,744	82,761,018
senior secured sub. bond, 7.00%, 5/01/17	United States	83,943,043	75,968,454
[k] Term Loan Tranche 2A, FRN, 9.50%, 1/20/12	United States	16,841,621	17,247,925
[j,k] First Data Corp., Term Loan, FRN, 3.097%, 9/24/14,			
B-1	United States	56,455,873	47,618,948
B-2	United States	13,308,110	11,242,026
B-3	United States	4,417,010	3,722,559
[c,f,k] International Automotive Components Group NA Inc., Revolver, FRN, 5.50%, 1/18/13	United States	2,287,131	2,287,131
[d,f,h] International Automotive Components Group NA LLC, 9.00%, 4/01/17	United States	3,472,200	3,412,745
[k] Realogy Corp., FRN,			
Delayed Draw Term Loan B, 3.292%, 10/10/13	United States	69,383,984	59,149,847
Initial Term Loan B, 3.292%, 10/10/13	United States	98,969,707	84,371,675
Synthetic Letter of Credit, 3.349%, 10/10/13	United States	21,786,168	18,572,709
Seadrill Ltd., cvt., senior note, 3.625%, 11/08/12	Bermuda	14,200,000	13,064,000
[k] Texas Competitive Electric Holdings Co. LLC, Delayed Draw Term Loan, FRN, 3.85%, 10/10/14	United States	121,572,318	89,377,415
[c,h] TVMAX Holdings Inc., PIK,			
11.50%, 7/31/10	United States	736,088	—
14.00%, 7/31/10	United States	1,036,917	—
Total Corporate Bonds, Notes and Senior Floating Rate Interests (Cost $899,821,568)			881,572,814

26 | Semiannual Report

aNon-income producing. bContingent distributions represent the right to receive additional distributions, if any, during the reorganization of the underlying company. Shares represent total underlying principal of debt securities. cSecurity has been deemed illiquid because it may not be able to be sold within seven days. At June 30, 2010, the aggregate value of these securities was $29,005,234, representing 0.18% of net assets. dSee Note 10 regarding restricted securities. eSee Note 13 regarding holdings of 5% voting securities. fSee Note 14 regarding other considerations. gRounds to less than 0.1% of net assets. hSee Note 8 regarding credit risk and defaulted securities.

Semiannual Report | 27

Mutual Global Discovery Fund

Statement of Investments, June 30, 2010 (unaudited) (continued)

[i]The principal amount is stated in U.S. dollars unless otherwise indicated.
[j]A portion of the security purchased on a delayed delivery basis. See Note 1(c).
[k]The coupon rate shown represents the rate at period end.
[l]The security is traded on a discount basis with no stated coupon rate.

mSecurity or a portion of the security has been segregated as collateral for securities sold short. At June 30, 2010, the value of this security and cash pledged amounted to $120,332,599. nSee Note 1(e) regarding securities sold short.

At June 30, 2010, the Fund had the following forward exchange contracts outstanding. See Note 1(d).

Mutual Global Discovery Fund

Statement of Investments, June 30, 2010 (unaudited) *(continued)*

Currency	Counterparty	Type	Quantity	Contract Amount	Settlement Date	Unrealized Appreciation	Unrealized Depreciation
Australian Dollar	DBFX	Sell	19,170,000	$ 16,620,390	8/19/10	$ 592,366	$ —
Euro	BANT	Buy	550,048	659,507	8/31/10	13,517	—
Euro	DBFX	Sell	216,377,103	293,283,615	8/31/10	28,530,284	—
Euro	SSBT	Sell	181,634,420	246,647,053	8/31/10	24,403,956	—
Euro	BANT	Sell	113,621,754	153,248,901	8/31/10	14,224,312	—
Euro	BBU	Sell	56,270,680	72,590,743	8/31/10	3,739,419	—
British Pound	DBFX	Buy	37,940,000	57,430,719	9/15/10	—	(733,499)
British Pound	BANT	Buy	22,522,079	34,192,597	9/15/10	—	(535,794)
British Pound	SSBT	Buy	1,018,816	1,546,135	9/15/10	—	(23,625)
British Pound	DBFX	Buy	8,120,000	11,620,532	9/15/10	513,927	—
British Pound	BBU	Sell	158,500,000	238,225,500	9/15/10	1,364,450	—
British Pound	DBFX	Sell	163,360,000	245,441,807	9/15/10	1,318,015	—
British Pound	BANT	Sell	4,860,000	7,391,477	9/15/10	128,734	—
Euro	BBU	Sell	176,360,000	240,696,464	9/15/10	24,886,239	—
Euro	DBFX	Sell	346,530,802	470,295,170	9/15/10	46,248,389	—
Euro	BANT	Sell	21,850,000	29,878,309	9/15/10	3,140,651	—
Euro	SSBT	Sell	28,100,565	36,202,769	9/15/10	1,816,348	—
Euro	SSBT	Sell	138,281,494	188,125,325	10/14/10	18,883,531	—
Euro	BANT	Sell	109,200,000	148,599,360	10/14/10	14,950,211	—
Euro	DBFX	Sell	197,671,145	267,265,534	10/14/10	25,337,143	—
Japanese Yen	BBU	Sell	11,300,040,561	122,447,208	10/20/10	—	(5,631,006)
Japanese Yen	DBFX	Buy	1,227,085,232	13,461,400	10/20/10	446,770	—
Japanese Yen	BANT	Buy	186,802,630	2,030,000	10/20/10	87,280	—
Danish Krone	DBFX	Sell	1,000,000,000	179,623,509	10/25/10	15,337,400	—
Swiss Franc	BBU	Sell	300,000,000	272,232,305	11/10/10	—	(6,826,199)
Swiss Franc	DBFX	Sell	73,595,229	66,783,330	11/10/10	—	(1,674,586)
Swiss Franc	BANT	Sell	13,389,554	11,870,000	11/10/10	—	(584,897)
Swiss Franc	SSBT	Buy	3,761,070	3,274,416	11/10/10	224,113	—
Swiss Franc	DBFX	Buy	13,774,330	11,997,187	11/10/10	815,626	—
British Pound	DBFX	Sell	136,575,571	201,849,932	11/12/10	—	(2,239,888)
British Pound	BANT	Sell	16,970,000	25,012,156	11/12/10	—	(346,730)
British Pound	BBU	Sell	4,716,451	6,814,600	11/12/10	—	(233,362)
British Pound	DBFX	Sell	3,170,000	4,742,415	11/12/10	5,369	—
Euro	DBFX	Sell	16,100,000	19,536,545	11/15/10	—	(171,351)
Euro	BANT	Sell	8,050,000	9,745,330	11/15/10	—	(108,617)
Euro	SSBT	Sell	1,870,319	2,287,194	11/15/10	—	(2,250)
Euro	BBU	Sell	104,000,000	132,215,200	11/15/10	4,909,537	—
Euro	SSBT	Sell	113,376,485	143,780,758	11/15/10	4,997,409	—
Euro	DBFX	Sell	192,537,794	240,846,703	11/15/10	5,162,557	—
Euro	BANT	Sell	10,820,000	13,356,749	11/15/10	112,064	—
Norwegian Krone	HAND	Buy	15,600,000	2,308,717	11/18/10	72,119	—
Norwegian Krone	SSBT	Sell	474,800,000	76,187,420	11/18/10	3,724,536	—
Unrealized appreciation (depreciation)						358,783,268	(46,609,876)
Net unrealized appreciation (depreciation)						$312,173,392	

See Abbreviations on page 51.

30 | The accompanying notes are an integral part of these financial statements. | Semiannual Report

Semiannual Report | The accompanying notes are an integral part of these financial statements. | 31

Mutual Global Discovery Fund

Financial Statements *(continued)*

Statement of Operations

for the six months ended June 30, 2010 (unaudited)

Investment income:	
Dividends: (net of foreign taxes of $19,110,535)	
Unaffiliated issuers	$ 236,792,851
Non-controlled affiliated issuers (Note 13)	206,846
Interest	23,904,666
Income from securities loaned	30,234
Total investment income	260,934,597
Expenses:	
Management fees (Note 3a)	61,503,757
Administrative fees (Note 3b)	6,234,348
Distribution fees: (Note 3c)	
Class A	11,041,357
Class B	668,987
Class C	12,263,167
Class R	888,461
Transfer agent fees (Note 3e)	5,940,813
Unaffiliated transfer agent fees	5,739,713
Custodian fees (Note 4)	1,007,833
Reports to shareholders	657,788
Registration and filing fees	141,136
Professional fees	408,462
Trustees' fees and expenses	245,559
Dividends on securities sold short	3,226,737
Other	456,894
Total expenses	110,425,012
Net investment income	150,509,585
Realized and unrealized gains (losses):	
Net realized gain (loss) from:	
Investments:	
Unaffiliated issuers	300,676,339
Non-controlled affiliated issuers (Note 13)	2,375,713
Written options	(21,999,538)
Foreign currency transactions	454,786,739
Securities sold short	4,222,133
Net realized gain (loss)	740,061,386
Net change in unrealized appreciation (depreciation) on:	
Investments	(1,706,490,414)
Translation of other assets and liabilities denominated in foreign currencies	175,049,773
Net change in unrealized appreciation (depreciation)	(1,531,440,641)
Net realized and unrealized gain (loss)	(791,379,255)
Net increase (decrease) in net assets resulting from operations	$ (640,869,670)

32 | The accompanying notes are an integral part of these financial statements. | Semiannual Report

Semiannual Report | The accompanying notes are an integral part of these financial statements. | 33

Mutual Global Discovery Fund

Notes to Financial Statements (unaudited)

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Franklin Mutual Series Funds (Trust) is registered under the Investment Company Act of 1940, as amended, (1940 Act) as an open-end investment company, consisting of seven separate funds. The Mutual Global Discovery Fund (Fund) is included in this report. The financial statements of the remaining funds in the Trust are presented separately. The Fund offers five classes of shares: Class Z, Class A, Class B, Class C, and Class R. Each class of shares differs by its initial sales load, contingent deferred sales charges, distribution fees, voting rights on matters affecting a single class and its exchange privilege.

The following summarizes the Fund’s significant accounting policies.

a. Financial Instrument Valuation

The Fund values its investments in securities and other assets and liabilities carried at fair value daily. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. Under procedures approved by the Fund’s Board of Trustees, the Fund may utilize independent pricing services, quotations from securities and financial instrument dealers, and other market sources to determine fair value.

Equity securities and derivative financial instruments (derivatives) listed on an exchange or on the NASDAQ National Market System are valued at the last quoted sale price or the official closing price of the day, respectively. Foreign equity securities are valued as of the close of trading on the foreign stock exchange on which the security is primarily traded, or the NYSE, whichever is earlier. The value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at the close of the NYSE on the day that the value of the security is determined. Over-the-counter securities are valued within the range of the most recent quoted bid and ask prices. Securities that trade in multiple markets or on multiple exchanges are valued according to the broadest and most representative market. Certain equity securities are valued based upon fundamental characteristics or relationships to similar securities.

Debt securities generally trade in the over-the-counter market rather than on a securities exchange. The Fund’s pricing services use multiple valuation techniques to determine fair value. In instances where sufficient market activity exists, the pricing services may utilize a market-based approach through which quotes from market makers are used to determine fair value. In instances where sufficient market activity may not exist or is limited, the pricing services also utilize proprietary valuation models which may consider market characteristics such as benchmark yield curves, option-adjusted spreads, credit spreads, estimated default rates, coupon rates, anticipated timing of principal repayments, underlying collateral, and other unique security features in order to estimate the relevant cash flows, which are then discounted to calculate the fair value. Securities denominated in a foreign currency are converted into their U.S. dollar equivalent at the foreign exchange rate in effect at the close of the NYSE on the date that the values of the foreign debt securities are determined.

34 | Semiannual Report

Mutual Global Discovery Fund

Notes to Financial Statements (unaudited) (continued)

1.	ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (continued)
a.	Financial Instrument Valuation (continued)

Certain derivatives trade in the over-the-counter market. The Fund’s pricing services use various techniques including industry standard option pricing models and proprietary discounted cash flow models to determine the fair value of those instruments. The Fund’s net benefit or obligation under the derivative contract, as measured by the fair market value of the contract, is included in net assets.

The Fund has procedures to determine the fair value of securities and other financial instruments for which market prices are not readily available or which may not be reliably priced. Under these procedures, the Fund primarily employs a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. The Fund may also use an income-based valuation approach in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed.

Trading in securities on foreign exchanges and over-the-counter markets may be completed before the daily close of business on the NYSE. Occasionally, events occur between the time at which trading in a foreign security is completed and the close of the NYSE that might call into question the reliability of the value of a portfolio security held by the Fund. As a result, differences may arise between the value of the Fund’s portfolio securities as determined at the foreign market close and the latest indications of value at the close of the NYSE. In order to minimize the potential for these differences, the investment manager monitors price movements following the close of trading in foreign stock markets through a series of country specific market proxies (such as baskets of American Depository Receipts, futures contracts and exchange traded funds). These price movements are measured against established trigger thresholds for each specific market proxy to assist in determining if an event has occurred that may call into question the reliability of the values of the foreign securities held by the Fund. If such an event occurs, the securities may be valued using fair value procedures, which may include the use of independent pricing services.

b. Foreign Currency Translation

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. The Fund may enter into foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of securities, income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. Occasionally, events may impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the Fund’s Board of Trustees.

Semiannual Report | 35

Mutual Global Discovery Fund

Notes to Financial Statements (unaudited) (continued)

1.	ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (continued)
b.	Foreign Currency Translation (continued)

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments on the Statement of Operations.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

c. Securities Purchased on a Delayed Delivery Basis

The Fund may purchase securities on a delayed delivery basis, with payment and delivery scheduled for a future date. These transactions are subject to market fluctuations and are subject to the risk that the value at delivery may be more or less than the trade date purchase price. Although the Fund will generally purchase these securities with the intention of holding the securities, it may sell the securities before the settlement date. Sufficient assets have been segregated for these securities.

d. Derivative Financial Instruments

The Fund may invest in derivatives in order to manage risk or gain exposure to various other investments or markets. Derivatives are financial contracts based on an underlying or notional amount, require no initial investment or an initial net investment that is smaller than would normally be required to have a similar response to changes in market factors, and require or permit net settlement. Derivatives may contain various risks including the potential inability of the coun-terparty to fulfill their obligations under the terms of the contract, the potential for an illiquid secondary market, and the potential for market movements which may expose the Fund to gains or losses in excess of the amounts shown on the Statement of Assets and Liabilities. Realized gain and loss and unrealized appreciation and depreciation in those contracts for the period are indicated in the Statement of Operations.

The Fund generally enters into forward exchange contracts in order to manage and/or gain exposure to certain foreign currencies. A forward exchange contract is an agreement between the Fund and a counterparty to buy or sell a foreign currency for a specific exchange rate on a future date. Pursuant to the terms of the forward exchange contracts, cash or securities may be required to be deposited as collateral. Unrestricted cash received may be invested according to the Fund’s investment objectives.

The Fund generally purchases or writes option contracts in order to manage or gain exposure to equity price risk. An option is a contract entitling the holder to purchase or sell a specific amount

36 | Semiannual Report

Mutual Global Discovery Fund

Notes to Financial Statements (unaudited) (continued)

1.	ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (continued)
d.	Derivative Financial Instruments (continued)

of shares or units of a particular security, currency or index, or notional amount of a swap (swap-tion), at a specified price. Options purchased are recorded as an asset while options written are recorded as a liability. Upon exercise of an option, the acquisition cost or sales proceeds of the security is adjusted by any premium paid or received. Upon expiration of an option, any premium paid or received is recorded as a realized loss or gain. Upon closing an option other than through expiration or exercise, the difference between the premium and the cost to close the position is recorded as a realized gain or loss.

See Note 12 regarding other derivative information.

e. Securities Sold Short

The Fund is engaged in selling securities short, which obligates the Fund to replace a borrowed security with the same security at current market value. The Fund incurs a loss if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund realizes a gain if the price of the security declines between those dates. Gains are limited to the price at which the Fund sold the security short, while losses are potentially unlimited in size.

The Fund is required to establish a margin account with the broker lending the security sold short. While the short sale is outstanding, the broker retains the proceeds of the short sale and the Fund must maintain a deposit with broker consisting of cash and/or securities having a value equal to a specified percentage of the value of the securities sold short. The Fund is obligated to pay stock loan fees for borrowing the securities sold short and is required to pay the counter-party any dividends or interest due on securities sold short. Such dividends or interest and any stock loan fees are recorded as an expense to the Fund.

f. Securities Lending

The Fund participates in an agency based security lending program. The Fund receives cash collateral against the loaned securities in an amount equal to at least 102% of the market value of the loaned securities. Collateral is maintained over the life of the loan in an amount not less than 100% of the market value of loaned securities, as determined at the close of Fund business each day; any additional collateral required due to changes in security values is delivered to the Fund on the next business day. The collateral is invested in a non-registered money fund (Bank of New York Institutional Cash Reserve Fund or ICRF) managed by the Fund’s custodian on the Fund’s behalf. The Fund receives income from the investment of cash collateral, in addition to lending fees and rebates paid by the borrower. The Fund bears the market risk with respect to the collateral investment, securities loaned, and the risk that the agent may default on its obligations to the Fund. The securities lending agent has agreed to indemnify the Fund in the event of default by a third party borrower. At June 30, 2010, the Fund had no securities on loan.

Semiannual Report | 37

Mutual Global Discovery Fund

Notes to Financial Statements (unaudited) (continued)

1.	ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (continued)
f.	Securities Lending (continued)

In September of 2008, the Bank of New York Mellon advised the Fund that the ICRF had exposure to certain defaulted debt obligations of Lehman Brothers Holdings, Inc. and that they had created a separate sleeve (Series B) of the ICRF to hold these securities apart from the main investments. Each investor in the ICRF was allocated its pro-rata portion of Series B. The Fund’s position in Series B is disclosed on the Statement of Investments at fair value and any unrealized loss attributable to the position is included in net assets.

g. Income Taxes

It is the Fund’s policy to qualify as a regulated investment company under the Internal Revenue Code and to distribute to shareholders substantially all of its taxable income and net realized gains. As a result, no provision for federal income taxes is required. The Fund files U.S. income tax returns as well as tax returns in certain other jurisdictions. As of June 30, 2010, and for all open tax years, the Fund has determined that no provision for income tax is required in the Fund’s financial statements. Open tax years are those that remain subject to examination by such taxing authorities, which in the case of the U.S. is three years after the filing of a fund’s tax return.

Foreign securities held by the Fund may be subject to foreign taxation on dividend income received. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests.

h. Security Transactions, Investment Income, Expenses and Distributions

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Amortization of premium and accretion of discount on debt securities are included in interest income. Dividend income and dividends declared on securities sold short are recorded on the ex-dividend date except that certain dividends from foreign securities are recognized as soon as the Fund is notified of the ex-dividend date. Distributions to shareholders are recorded on the ex-dividend date and are determined according to income tax regulations (tax basis). Distributable earnings determined on a tax basis may differ from earnings recorded in accordance with accounting principles generally accepted in the United States of America. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.

Common expenses incurred by the Trust are allocated among the funds based on the ratio of net assets of each fund to the combined net assets of the Trust. Fund specific expenses are charged directly to the fund that incurred the expense.

38 | Semiannual Report

Mutual Global Discovery Fund

Notes to Financial Statements (unaudited) (continued)

1.	ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (continued)
h.	Security Transactions, Investment Income, Expenses and Distributions (continued)

Realized and unrealized gains and losses and net investment income, not including class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class. Differences in per share distributions, by class, are generally due to differences in class specific expenses.

i. Accounting Estimates

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

j. Guarantees and Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust, on behalf of the Fund, enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. Currently, the Trust expects the risk of loss to be remote.

2. SHARES OF BENEFICIAL INTEREST

At June 30, 2010, there were an unlimited number of shares authorized (without par value).

Transactions in the Fund’s shares were as follows:

Semiannual Report | 39

Mutual Global Discovery Fund

Notes to Financial Statements (unaudited) (continued)

3. TRANSACTIONS WITH AFFILIATES

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton Investments. Certain officers and trustees of the Trust are also officers and/or directors of the following subsidiaries:

Subsidiary

Franklin Mutual Advisers, LLC (Franklin Mutual) Franklin Templeton Services, LLC (FT Services) Franklin Templeton Distributors, Inc. (Distributors)

Franklin Templeton Investor Services, LLC (Investor Services)

Affiliation Investment manager Administrative manager Principal underwriter Transfer agent

a. Management Fees

The Fund pays an investment management fee to Franklin Mutual based on the average daily net assets of the Fund as follows:

40 | Semiannual Report

Mutual Global Discovery Fund

Notes to Financial Statements (unaudited) (continued)

3.	TRANSACTIONS WITH AFFILIATES (continued)
a.	Management Fees (continued)

Effective July 1, 2010, the Fund will pay fees based on average daily net assets of the Fund as follows:

b. Administrative Fees

The Fund pays its allocated share of an administrative fee to FT Services based on the Trust’s aggregate average daily net assets as follows:

c. Distribution Fees

The Fund’s Board of Trustees has adopted distribution plans for each share class, with the exception of Class Z shares, pursuant to Rule 12b-1 under the 1940 Act. Under the Fund’s Class A reimbursement distribution plan, the Fund reimburses Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund’s shares up to the maximum annual plan rate. Under the Class A reimbursement distribution plan, costs exceeding the maximum for the current plan year cannot be reimbursed in subsequent periods.

In addition, under the Fund’s Class B, C, and R compensation distribution plans, the Fund pays Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund’s shares up to the maximum annual plan rate for each class.

The maximum annual plan rates, based on the average daily net assets, for each class, are as follows:

The Board of Trustees has set the current rate at 0.30% per year for Class A shares until further notice and approval by the Board.

Semiannual Report | 41

Mutual Global Discovery Fund

Notes to Financial Statements (unaudited) (continued)

3.	TRANSACTIONS WITH AFFILIATES (continued)
d.	Sales Charges/Underwriting Agreements

Distributors has advised the Fund of the following commission transactions related to the sales and redemptions of the Fund’s shares for the period:

e. Transfer Agent Fees

For the period ended June 30, 2010, the Fund paid transfer agent fees of $11,680,526, of which $5,940,813 was retained by Investor Services.

4. EXPENSE OFFSET ARRANGEMENT

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund’s custodian expenses. During the period ended June 30, 2010, there were no credits earned.

5. INDEPENDENT TRUSTEES’ RETIREMENT PLAN

On January 1, 1993, the Trust adopted an Independent Trustees’ Retirement Plan (“Plan”). The Plan is an unfunded defined benefit plan that provides benefit payments to Trustees whose length of service and retirement age meets the eligibility requirements of the Plan. Benefits under the plan are based on years of service and fees paid to each trustee at the time of retirement. Effective in December 1996, the Plan was closed to new participants.

During the period ended June 30, 2010, the Fund’s projected benefit obligation and benefit payments under the plan were as follows:

aThe projected benefit obligation is included in accrued expenses and other liabilities in the Statement of Assets and Liabilities. bThe increase in projected benefit obligation is included in trustees’ fees and expenses in the Statement of Operations.

6. INCOME TAXES

For tax purposes, capital losses may be carried over to offset future capital gains, if any.

At December 31, 2009, the Fund had tax basis capital losses of $238,674,386 expiring in 2017.

42 | Semiannual Report

Mutual Global Discovery Fund

Notes to Financial Statements (unaudited) (continued)

6. INCOME TAXES (continued)

At June 30, 2010, the cost of investments and net unrealized appreciation (depreciation) for income tax purposes were as follows:

Net investment income differs for financial statement and tax purposes primarily due to differing treatments of defaulted securities, foreign currency transactions, passive foreign investment company shares, payments-in-kind, bond discounts and premiums, certain dividends on securities sold short, partnership distributions, recognition of partnership income and certain corporate action adjustments.

Net realized gains (losses) differ for financial statement and tax purposes primarily due to differing treatments of wash sales, defaulted securities, foreign currency transactions, passive foreign investment company shares, bond discounts and premiums, tax straddles, certain dividends on securities sold short, partnership distributions, recognition of partnership income, index options and certain corporate action adjustments.

7. INVESTMENT TRANSACTIONS

Purchases and sales of investments (excluding short term securities and securities sold short) for the period ended June 30, 2010, aggregated $6,516,266,836 and $2,635,959,415, respectively.

Transactions in options written during the period ended June 30, 2010, were as follows:

8. CREDIT RISK AND DEFAULTED SECURITIES

The Fund may purchase the pre-default or defaulted debt of distressed companies. Distressed companies are financially troubled and are about to be or are already involved in financial restructuring or bankruptcy. Risks associated with purchasing these securities include the possibility that the bankruptcy or other restructuring process takes longer than expected, or that

Semiannual Report | 43

Mutual Global Discovery Fund

Notes to Financial Statements (unaudited) (continued)

8. CREDIT RISK AND DEFAULTED SECURITIES (continued)

distributions in restructuring are less than anticipated, either or both of which may result in unfavorable consequences to the Fund. If it becomes probable that the income on debt securities, including those of distressed companies, will not be collected, the Fund discontinues accruing income and recognizes an adjustment for uncollectible interest.

At June 30, 2010, the aggregate value of distressed company securities for which interest recognition has been discontinued was $12,501,885, representing 0.08% of the Fund’s net assets. For information as to specific securities, see the accompanying Statement of Investments.

9. CONCENTRATION OF RISK

Investing in foreign securities may include certain risks and considerations not typically associated with investing in U.S. securities, such as fluctuating currency values and changing local and regional economic, political and social conditions, which may result in greater market volatility. In addition, certain foreign securities may not be as liquid as U.S. securities.

10. RESTRICTED SECURITIES

The Fund may invest in securities that are restricted under the Securities Act of 1933 (1933 Act) or which are subject to legal, contractual, or other agreed upon restrictions on resale. Restricted securities are often purchased in private placement transactions, and cannot be sold without prior registration unless the sale is pursuant to an exemption under the 1933 Act. Disposal of these securities may require greater effort and expense, and prompt sale at an acceptable price may be difficult. The Fund may have registration rights for restricted securities. The issuer generally incurs all registration costs.

At June 30, 2010, the Fund held investments in restricted securities, excluding certain securities exempt from registration under the 1933 Act deemed to be liquid, as follows:

44 | Semiannual Report

Mutual Global Discovery Fund

Notes to Financial Statements (unaudited) (continued)

aThe Fund also invests in unrestricted securities or other investments in the issuer, valued at $2,287,131 as of June 30, 2010.

11. UNFUNDED CAPITAL COMMITMENTS

The Fund may enter into certain capital commitments and may be obligated to perform on such agreements at a future date. The Fund monitors these commitments and assesses the probability of required performance. For any agreements whose probability of performance is determined to be greater than remote, the Fund assesses the fair value of the commitment. In instances where the probability of performance is greater than remote and the performance under the commitment would result in an unrealized loss, the Fund recognizes such losses on the Statement of Assets and Liabilities and the Statement of Operations.

Semiannual Report | 45

Mutual Global Discovery Fund

Notes to Financial Statements (unaudited) (continued)

11. UNFUNDED CAPITAL COMMITMENTS (continued)

At June 30, 2010, the Fund had aggregate unfunded capital commitments of $75,134,000, for which no depreciation has been recognized.

12. OTHER DERIVATIVE INFORMATION

At June 30, 2010, the Fund has invested in derivative contracts which are reflected on the Statement of Assets and Liabilities as follows:

For the period ended June 30, 2010, the effect of derivative contracts on the Fund’s Statement of Operations was as follows:

aRepresents the average number of option contracts or notional amount for other derivative contracts outstanding during the period. For derivative contracts denominated in foreign currencies, notional amounts are converted into U.S. dollars.

See Note 1(d) regarding derivative financial instruments.

46 | Semiannual Report

Mutual Global Discovery Fund

Notes to Financial Statements (unaudited) (continued)

13. HOLDINGS OF 5% VOTING SECURITIES OF PORTFOLIO COMPANIES

The 1940 Act defines “affiliated companies” to include investments in portfolio companies in which a fund owns 5% or more of the outstanding voting securities. Investments in “affiliated companies” for the Fund for the period ended June 30, 2010, were as shown below.

14. OTHER CONSIDERATIONS

Officers, directors or employees of the Fund’s Investment Manager, may serve from time to time as members of bondholders’ steering committees, official creditors’ committees, or boards of directors of companies in which the Fund invests. Such participation may result in the possession by the Investment Manager of material non-public information which, pursuant to the Fund’s policies and the requirements of applicable securities laws, could prevent the Fund from trading in the securities of such companies for limited or extended periods of time.

15. CREDIT FACILITY

The Fund, together with other U.S. registered and foreign investment funds (collectively “Borrowers”), managed by Franklin Templeton Investments, are borrowers in a joint syndicated senior unsecured credit facility totaling $750 million (Global Credit Facility) which matures on January 21, 2011. This Global Credit Facility provides a source of funds to the Borrowers for temporary and emergency purposes, including the ability to meet future unanticipated or unusually large redemption requests.

Semiannual Report | 47

Mutual Global Discovery Fund

Notes to Financial Statements (unaudited) (continued)

15. CREDIT FACILITY (continued)

Under the terms of the Global Credit Facility, the Fund shall, in addition to interest charged on any borrowings made by the Fund and other costs incurred by the Fund, pay its share of fees and expenses incurred in connection with the implementation and maintenance of the Global Credit Facility, based upon its relative share of the aggregate net assets of all of the Borrowers, including an annual commitment fee of 0.10% based upon the unused portion of the Global Credit Facility, which is reflected in other expenses on the Statement of Operations. During the period ended June 30, 2010, the Fund did not use the Global Credit Facility.

16. REGULATORY AND LITIGATION MATTERS

During the period ended June 30, 2010, the Fund received $45,564 resulting from a settlement between the SEC and Franklin Advisers, Inc. (an affiliate of the investment manager) relating to market-timing activities, as previously reported in the Fund’s financial statements during the years ended December 31, 2003 through December 31, 2008. This payment is included in capital shares transactions on the Statements of Changes in Net Assets.

17. FAIR VALUE MEASUREMENTS

The Fund follows a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Fund’s own market assumptions (unobservable inputs). These inputs are used in determining the value of the Fund’s investments and are summarized in the following fair value hierarchy:

  Level 1 – quoted prices in active markets for identical securities

  Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speed, credit risk, etc.)

  Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

For movements between the levels within the fair value hierarchy, the Fund has adopted a policy of recognizing the transfers as of the date of the underlying event which caused the movement.

48 | Semiannual Report

Mutual Global Discovery Fund

Notes to Financial Statements (unaudited) (continued)

17. FAIR VALUE MEASUREMENTS (continued)

The following is a summary of the inputs used as of June 30, 2010, in valuing the Fund’s assets and liabilities carried at fair value:

aIncludes common and preferred stocks as well as other equity investments. bIncludes securities determined to have no value at June 30, 2010. cFor detailed industry descriptions, see the accompanying Statement of Investments.

Semiannual Report | 49

Mutual Global Discovery Fund

Notes to Financial Statements (unaudited) (continued)

17. FAIR VALUE MEASUREMENTS (continued)

At June 30, 2010, the reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining fair value, is as follows:

18. SUBSEQUENT EVENTS

The Fund has evaluated subsequent events through the issuance of the financial statements and determined that no events have occurred that require disclosure other than those already disclosed in the financial statements.

50 | Semiannual Report

Mutual Global Discovery Fund

Notes to Financial Statements (unaudited) (continued)

Semiannual Report | 51

Mutual Global Discovery Fund

Shareholder Information

Board Review of Investment Management Agreement

The Board of Trustees (Board), including the independent trustees, at a Board meeting held on May 18, 2010, unanimously approved renewal of the Fund’s investment management agreement, as well as the Fund’s administrative services agreement. Prior to a meeting of all the trustees for the purpose of considering such renewals, the independent trustees held three meetings dedicated to the renewal process (those trustees unable to attend in person were present by telephonic conference means). Throughout the process, the independent trustees received assistance and advice from and met separately with independent counsel. The independent trustees met with and interviewed officers of the investment manager (including portfolio managers), the transfer agent and shareholder services group and the distributor. In approving the renewal of the investment management agreement and the administrative services agreement for the Fund, the Board, including the independent trustees, determined that the existing investment management fee structure was fair and reasonable and that continuance of the agreements was in the best interests of the Fund and its shareholders.

In reaching their decision on the investment management agreement (as well as the administrative services agreement), the trustees took into account information furnished throughout the year at regular Board meetings, as well as information specifically requested and furnished for the renewal process, which culminated in the meetings referred to above for the specific purpose of considering such agreements. Information furnished throughout the year included, among others, reports on the Fund’s investment performance, expenses, portfolio composition, portfolio brokerage execution, soft dollars/client commission arrangements, derivatives, securities lending, portfolio turnover, Rule 12b-1 plans, distribution, shareholder servicing, compliance, pricing of securities and sales and redemptions, along with related financial statements and other information about the scope and quality of services provided by the investment manager and its affiliates and enhancements to such services over the past year. In addition, the trustees received periodic reports throughout the year and during the renewal process relating to compliance with the Fund’s investment policies and restrictions. During the renewal process, the independent trustees considered the investment manager’s methods of operation within the Franklin Templeton group and its activities on behalf of other clients.

The information obtained by the trustees during the renewal process also included a special report prepared by Lipper, Inc. (Lipper), an independent third-party analyst, comparing the Fund’s investment performance and expenses with those of other mutual funds deemed comparable to the Fund as selected by Lipper (Lipper Section 15(c) Report). The trustees reviewed the Lipper Section 15(c) Report and its usefulness in the renewal process with respect to matters such as comparative fees, expenses, expense ratios, performance and volatility. They concluded that the report continues to be a reliable resource in the performance of their duties.

In addition, the trustees received and reviewed a report on the investment manager’s (and its parent’s) profitability (Profitability Study). Over the past year, the Board and counsel to the independent trustees continued to receive reports on management’s handling of recent regulatory actions and pending legal actions against the investment manager and its affiliates. The independent trustees were satisfied with the actions taken to date by management in response to such regulatory and legal proceedings.

52 | Semiannual Report

Mutual Global Discovery Fund

Shareholder Information (continued)

Board Review of Investment Management Agreement (continued)

Particular attention was given to management’s diligent risk management procedures, including continuous monitoring of counterparty credit risk and attention given to derivatives and other complex instruments. The Board also took into account, among other things, management’s efforts in establishing a global credit facility for the benefit of the Fund and other accounts managed by Franklin Templeton Investments to provide a source of cash for temporary and emergency purposes or to meet unusual redemption requests as well as the strong financial position of the investment manager’s parent company and its commitment to the mutual fund business as evidenced by its subsidization of money market funds. The trustees also noted management’s efforts to minimize any negative impact on the nature and quality of services provided to the Fund arising from Franklin Templeton Investments’ implementation of a hiring freeze and employee reductions in response to market conditions during the latter part of 2008 and early 2009.

In addition to the above and other matters considered by the trustees throughout the course of the year, the following discussion relates to certain primary factors relevant to the Board’s decision. This discussion of the information and factors considered by the Board (as well as the discussion above) is not intended to be exhaustive, but rather summarizes certain factors considered by the Board. In view of the wide variety of factors considered, the Board did not, unless otherwise noted, find it practicable to quantify or otherwise assign relative weights to the foregoing factors. In addition, individual trustees may have assigned different weights to various factors.

NATURE, EXTENT AND QUALITY OF SERVICES. The trustees reviewed the nature, extent and quality of the services provided by the investment manager. In this regard, they reviewed the Fund’s investment approach and concluded that, in their view, it continues to differentiate the Fund from typical core investment products in the mutual fund field. The trustees cited the investment manager’s ability to implement the Fund’s disciplined value investment approach and its long-term relationship with the Fund as reasons that shareholders choose to invest, and remain invested, in the Fund. The trustees reviewed the Fund’s portfolio management team, including its performance, staffing, skills and compensation program. With respect to portfolio manager compensation, management assured the trustees that the Fund’s long-term performance is a significant component of incentive-based compensation and noted that a portion of a portfolio manager’s incentive-based compensation is paid in shares of predesignated funds from the portfolio manager’s fund management area. The trustees noted that the portfolio manager compensation program aligned the interests of the portfolio managers with that of Fund shareholders. The trustees discussed with management various other products, portfolios and entities that are advised by the investment manager and the allocation of assets and expenses among and within them, as well as their relative fees and reasons for differences with respect thereto and any potential conflicts.

During regular Board meetings and the aforementioned meetings of the independent trustees, the trustees received reports and presentations on the investment manager’s best execution trading policies. The trustees considered periodic reports provided to them showing that the investment manager complied with the investment policies and restrictions of the Fund as well as other reports periodically furnished to the Board covering matters such as the compliance of portfolio managers

Semiannual Report | 53

Mutual Global Discovery Fund

Shareholder Information (continued)

Board Review of Investment Management Agreement (continued)

and other management personnel with the code of ethics covering the investment management personnel, the adherence to fair value pricing procedures established by the Board and the accuracy of net asset value calculations. The Board noted the extent of the benefits provided to Fund shareholders from being part of the Franklin Templeton group, including the right to exchange investments between funds (same class) without a sales charge, the ability to reinvest Fund dividends into other funds and the right to combine holdings of other funds to obtain reduced sales charges. The trustees considered the significant recent efforts to develop, test and implement compliance procedures established in accordance with SEC requirements.

The trustees also reviewed the nature, extent and quality of the Fund’s other service agreements to determine that, on an overall basis, Fund shareholders were well served. In this connection, the Board also took into account administrative and transfer agent and shareholder services provided to Fund shareholders by an affiliate of the investment manager, noting continuing expenditures by management to increase and improve the scope of such services and favorable periodic reports on shareholder services conducted by independent third parties. While such considerations directly affected the trustees’ decision in renewing the Fund’s administrative services and transfer agent and shareholder services agreement, the Board also considered these commitments as incidental benefits to Fund shareholders deriving from the investment management relationship.

Based on their review, the trustees were satisfied with the nature and quality of the overall services provided by the investment manager and its affiliates to the Fund and its shareholders and were confident in the abilities of the management team to continue the disciplined value investment approach of the Fund and to provide quality services to the Fund and its shareholders.

INVESTMENT PERFORMANCE. The trustees reviewed and placed significant emphasis on the investment performance of the Fund over the one-, three-, five- and 10-year periods ended December 31, 2009. They considered the history of successful performance of the Fund relative to various benchmarks. As part of their review, they inquired of management regarding benchmarks, style drift and restrictions on permitted investments. Consideration was also given to performance in the context of available levels of cash during the periods. The trustees had meetings during the year, including the meetings referred to above held in connection with the renewal process, with the Fund’s portfolio managers to discuss performance and the management of the Fund. In addition, particular attention in assessing performance was given to the Lipper Section 15(c) Report. That report showed the investment performance of the Fund (Class A shares) in comparison to other funds determined comparable by Lipper.

The comparable funds to the Fund, as chosen by Lipper, included all retail and institutional global multi-cap value funds. The Fund had total returns in the lowest performing quintile for the one-year period ended December 31, 2009 (even though the Fund’s returns were in excess of 20% for such period), and had annualized total returns for the three- and five-year periods in the second-best and best performing quintiles, respectively. The trustees noted that the Fund’s total return on an annualized basis for the 10-year period ended December 31, 2009, was in the best performing quintile and

54 | Semiannual Report

Mutual Global Discovery Fund

Shareholder Information (continued)

Board Review of Investment Management Agreement (continued)

exceeded 8%, as shown in the Lipper Section 15(c) Report. The Board discussed with the investment manager the reasons for the relative underperformance for the one-year period ended December 31, 2009. While noting such discussions, the Board, overall, was satisfied with the comparative performance of the Fund.

The trustees also compared Fund performance to other industry benchmarks, including measures of risk-adjusted performance of a fund, as part of their evaluation of investment performance. The trustees concluded that the Fund had continued to perform well in comparison to its various benchmarks and in the context of the Fund’s objectives.

COMPARATIVE EXPENSES AND MANAGEMENT PROFITABILITY. The trustees considered the cost of the services provided and to be provided and the profits realized by the investment manager and its affiliates from their respective relationships with the Fund. As part of the approval process, they explored with management the trends in expense ratios over the past three fiscal years and the reasons for any increases in the Fund’s expense ratios. In considering the appropriateness of the management fee and other expenses charged the Fund, the Board took into account various factors including investment performance and matters relating to Fund operations, including, but not limited to, the quality and experience of its portfolio managers and research staff. Consideration was also given to a comparative analysis in the Lipper Section 15(c) Report of the investment management fee and total expense ratios of the Fund in comparison with those of a group of other funds selected by Lipper as its appropriate Lipper expense group. Lipper expense data is based upon information taken from the Fund’s most recent annual report, which reflects historical asset levels that may be quite different from those currently existing, particularly in a period of market volatility. While recognizing such inherent limitation and the fact that expense ratios generally increase as assets decline and decrease as assets grow, the Board believed the independent analysis conducted by Lipper to be an appropriate measure of comparative expenses.

In reviewing comparative costs, emphasis was given to the Fund’s contractual management fee in comparison with the contractual management fee that would have been charged by other funds within its Lipper expense group assuming they were similar in size to the Fund, as well as the actual total expenses of the Fund in comparison with those of its Lipper expense group. The Lipper contractual management fee analysis includes administrative charges as being part of the management fee, and total expenses, for comparative consistency, are shown by Lipper for Fund Class A shares.

The Fund’s contractual management fee rate was in the most expensive quintile of its Lipper expense group and its total expenses were in the second most expensive quintile of such group. The Board noted that the Fund’s contractual management fee rate was within 13.5 basis points of its Lipper expense group median and total expenses were within 3.5 basis points of its Lipper expense group median. The Board found such comparative fees and expenses to be acceptable in view of factors relating to the Fund’s operations, such as the quality and experience of its portfolio managers.

Semiannual Report | 55

Mutual Global Discovery Fund

Shareholder Information (continued)

Board Review of Investment Management Agreement (continued)

The trustees also reviewed the Profitability Study addressing profitability of Franklin Resources, Inc., from its overall U.S. fund business, as well as profitability of the investment manager to the Fund, from providing investment management and other services to the Fund during the 12-month period ended September 30, 2009, the most recent fiscal year-end of Franklin Resources, Inc. The trustees noted that this analysis is reviewed every other year by independent accountants based on agreed-upon methodologies. The trustees reviewed the basis on which such reports are prepared and the reasonableness of the cost allocation methodology utilized in the Profitability Study, it being recognized that allocation methodologies may each be reasonable while producing different results. The independent trustees reviewed the investment manager’s method of assignment and allocation of actual expenses to the Fund, allocations for other accounts managed by the investment manager and the method of allocations in the Profitability Study.

The independent trustees met with management to discuss the Profitability Study. This included, among other things, a comparison of investment management income with investment management expenses of the Fund; comparison of underwriting revenues and expenses; the relative relationship of investment management and underwriting expenses; shareholder servicing profitability; economies of scale; and the relative contribution of the Fund to the profitability of the investment manager and its parent. In discussing the Profitability Study with the Board, the investment manager stated its belief that the costs incurred in establishing the infrastructure necessary to operate the type of mutual fund operations conducted by it and its affiliates may not be fully reflected in the expenses allocated to the Fund in determining its profitability.

The trustees considered an additional Lipper study analyzing the profitability of the parent of the investment manager as compared to other publicly held investment managers, which also aided the trustees in considering profitability excluding distribution costs. The Board also took into account management’s expenditures in improving shareholder services provided to the Fund, as well as the need to meet additional regulatory and compliance requirements resulting from the Sarbanes-Oxley Act and recent SEC and other regulatory requirements. The trustees also considered the extent to which the investment manager may derive ancillary benefits from Fund operations, including those derived from economies of scale, discussed below, the allocation of Fund brokerage and the use of commission dollars to pay for research and other similar services.

Based upon their consideration of all these factors, the trustees determined that the level of profits realized by the manager and its affiliates in providing services to the Fund was not excessive in view of the nature, quality and extent of services provided.

ECONOMIES OF SCALE. The Board considered economies of scale realized by the investment manager and its affiliates as the Fund grows larger and the extent to which they are shared with Fund shareholders, as for example, in the level of the investment management fee charged, in the quality and efficiency of services rendered and in increased capital commitments benefiting the Fund directly or indirectly. While recognizing that any precise determination is inherently subjective, the trustees noted that, based upon the Profitability Study, as some funds increase in size, at some point

56 | Semiannual Report

Mutual Global Discovery Fund

Shareholder Information (continued)

Board Review of Investment Management Agreement (continued)

economies of scale may result in the investment manager realizing a larger profit margin on investment management services provided such a fund. The trustees also noted that benefits of economies of scale will be shared with Fund shareholders due to the decline in the effective investment management fee rate as breakpoints are achieved by the Fund.

The trustees noted that breakpoints had been instituted as part of the Fund’s investment management fee in 2004, with additional breakpoints being added as deemed appropriate by the Board. The trustees assessed the savings to shareholders resulting from such breakpoints and believed they were, and continue to be, appropriate and they agreed to continue to monitor the appropriateness of the breakpoints. The trustees also considered the effects an increase in assets under management would have on the investment management fee of the Fund. As a result of such considerations, the trustees negotiated an additional breakpoint that reduces the Fund’s investment management fee for assets under management in excess of $19 billion by 0.02% (2 basis points). To the extent further economies of scale may be realized by the investment manager and its affiliates, the Board believed the investment management and administrative fees provide a sharing of benefits with the Fund and its shareholders.

Proxy Voting Policies and Procedures

The Fund’s investment manager has established Proxy Voting Policies and Procedures (Policies) that the Fund uses to determine how to vote proxies relating to portfolio securities. Shareholders may view the Fund’s complete Policies online at franklintempleton.com. Alternatively, shareholders may request copies of the Policies free of charge by calling the Proxy Group collect at (954) 527-7678 or by sending a written request to: Franklin Templeton Companies, LLC, 500 East Broward Boulevard, Suite 1500, Fort Lauderdale, FL 33394, Attention: Proxy Group. Copies of the Fund’s proxy voting records are also made available online at franklintempleton.com and posted on the U.S. Securities and Exchange Commission’s website at sec.gov and reflect the most recent 12-month period ended June 30.

Quarterly Statement of Investments

The Fund files a complete statement of investments with the U.S. Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission’s website at sec.gov. The filed form may also be viewed and copied at the Commission’s Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling (800) SEC-0330.

Semiannual Report | 57

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JUNE 30, 2010

SEMIANNUAL REPORT
AND SHAREHOLDER LETTER

Sign up for electronic delivery
on franklintempleton.com

INTERNATIONAL

Mutual European Fund

FRANKLIN TEMPLETON
INVESTMENTS

Franklin · Templeton · Mutual Series

SPECIALIZED EXPERTISE

TRUE DIVERSIFICATION

RELIABILITY YOU CAN TRUST

MUTUAL FUNDS |

Franklin Templeton Investments

Gain From Our Perspective®

Franklin Templeton’s distinct multi-manager structure combines the specialized expertise of three world-class investment management groups—Franklin, Templeton and Mutual Series.

Each of our portfolio management groups operates autonomously, relying on its own research and staying true to the unique investment disciplines that underlie its success.

Franklin. Founded in 1947, Franklin is a recognized leader in fixed income investing and also brings expertise in growth- and value-style U.S. equity investing.

Templeton. Founded in 1940, Templeton pioneered international investing and, in 1954, launched what has become the industry’s oldest global fund. Today, with offices in over 25 countries, Templeton offers investors a truly global perspective.

Mutual Series. Founded in 1949, Mutual Series is dedicated to a unique style of value investing, searching aggressively for opportunity among what it believes are undervalued stocks, as well as arbitrage situations and distressed securities.

Because our management groups work independently and adhere to different investment approaches, Franklin, Templeton and Mutual Series funds typically have distinct portfolios. That’s why our funds can be used to build truly diversified allocation plans covering every major asset class.

At Franklin Templeton Investments, we seek to consistently provide investors with exceptional risk-adjusted returns over the long term, as well as the reliable, accurate and personal service that has helped us become one of the most trusted names in financial services.

RETIREMENT PLANS | 529 COLLEGE SAVINGS PLANS | SEPARATE ACCOUNTS

Not part of the semiannual report

Semiannual Report

Mutual European Fund

Your Fund's Goals and Main Investments: Mutual European Fund seeks capital appreciation, with income as a secondary goal, by investing at least 80% of its net assets in securities of European companies that the manager believes are available at market prices less than their intrinsic value. The Fund defines European companies as issuers organized under the laws of, or whose principal business operations are located in, or who earn at least 50% of their revenue from, European countries, as defined in the prospectus.

Performance Overview

Mutual European Fund – Class Z had a -3.34% cumulative total return for the six months under review. The Fund performed better than its benchmark, the Morgan Stanley Capital International (MSCI) Europe Index, which had a -6.70% total return in local currency terms.[1] You can find the Fund's long-term performance data in the Performance Summary beginning on page 11.

Economic and Market Overview

During the six months under review, economic indicators remained mixed. The International Monetary Fund raised its global economic growth estimates and global manufacturing continued to expand for most of the period; however, labor market weakness persisted and U.S. property markets experienced a further sharp decline after a stimulus tax credit for first-time homebuyers expired. Corporate fundamentals remained strong, and the majority of earnings announcements around the world beat expectations

1. Source: © 2010 Morningstar. All Rights Reserved. The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information. The MSCI Europe Index is a free float-adjusted, market capitalization-weighted index designed to measure equity market performance of developed markets in Europe. The unmanaged index is calculated in local currency and includes reinvested daily net dividends. One cannot invest directly in an index, and an index is not representative of the Fund's portfolio.

Semiannual Report | 5

Geographic Breakdown
Based on Total Net Assets as of 6/30/10

Germany
18.3%
U.K.
18.0%
France
17.3%
Switzerland
11.9%
Denmark
4.8%
U.S.
4.1%
Netherlands
3.5%
Italy
2.9%
Norway
2.3%
Ireland
1.9%
Spain
1.6%
Sweden
0.9%
Jersey Islands
0.7%
Short-Term Investments & Other Net Assets
11.8%

despite growing concerns about margin preservation and the sustainability of earnings momentum. Yet stock markets largely ignored such encouraging fundamentals and reacted instead to economic news, leading to across-the-board equity sector declines. As a result of ongoing economic uncertainty, developed world policymakers maintained interest rates at very low levels. However, policymakers in a number of emerging markets began to incrementally withdraw stimulus measures by phasing out incentive programs and cautiously allowing interest rates and foreign exchange rates to rise.

Global equities entered 2010 with positive momentum as corporate earnings and economic indicators continued to recover from the worst recessionary conditions in a half century. However, significant downward volatility returned in the latter part of the semiannual period as growing concerns about the state of sovereign finances accompanied by several sovereign credit downgrades in Europe, along with renewed worries about the sustainability of the fragile economic recovery, triggered a broad-based sell-off. Investors' resurgent risk aversion caused more economically sensitive and cyclical sectors that had led returns since the March 2009 market bottom to markedly lag behind the more defensive or counter-cyclical sectors that had been relatively out of favor. European policymakers responded to credit market fears by pledging 750 billion euros in liquidity to help stabilize markets and forestall government debt defaults. However, the intervention did little to quell investor anxiety. Virtually all equity sectors and regions ended the reporting period with losses, the euro fell to its lowest level since 2006, and a renewed flight to safety further compressed already meager U.S. Treasury yields.

Investment Strategy

We follow a distinctive value investment approach, that combines investments in what we believe are undervalued common stocks with distressed debt investing and risk arbitrage. Our style aims to provide our shareholders with superior risk-adjusted results over time. We employ rigorous, fundamental analysis to find compelling situations. In our opinion, successful investing is as much about assessing risk and containing losses as it is about achieving profits. In choosing investments, we look at the market price of an individual company's securities relative to our evaluation of its intrinsic value based on factors including book value, cash flow generation, long-term earnings potential and earnings multiples. We may invest in bankrupt or distressed companies if we believe the market overreacted to adverse developments or failed to appreciate positive changes.

6 | Semiannual Report

Manager's Discussion

Three of the Fund's best performing investments during the six-month period under review were A.P. Moller-Maersk, a Danish industrial conglomerate engaged in container shipping, port operations, oil production and food retailing; German industrial conglomerate Siemens; and Swiss durable goods manufacturer Schindler Holding.

Shares of A.P. Moller-Maersk rose over the six-month period, propelled by investors' growing awareness of significant and ongoing improvements in the company's container shipping business, which is the world's largest. This business segment, in particular, has had a major influence on the stock's historical performance.

The Fund's holdings in Siemens stock contributed positively to performance during the first half of the year. Siemens' share price declined after it issued disappointing earnings guidance for its 2010 fiscal year, in anticipation of pricing pressures and reduced profitability stemming from a forecast scenario of intensifying competition as new orders decelerated. The resulting price pressures were less than anticipated, and the company surprised the market by posting strong 2010 financial results for the first half of fiscal year 2010. Meanwhile, Siemens increased its guidance for industrial sector profitability during the remainder of fiscal year 2010 with the April release of its second quarter results. Closer to period-end, the company also provided a positive outlook for its long-cycle power generation business, adding further support to the share price. Finally, as a major European exporter, Siemens stood to benefit from the weaker euro.

Share-price strength in Schindler, a Swiss elevator and escalator manufacturer, was driven by rising new orders during fourth quarter 2009, which continued into first quarter 2010. This positive momentum underpinned investor confidence in the company's ability to achieve 14% margins, in line with its internal targets. Given the products' safety requirements, low level of profitability on the initial installation and high maintenance requirements, we believe Schindler has a relatively low risk of competition from the Chinese, a concern that weighed on other industrial companies.

Top 10 Sectors/Industries

Based on Equity Securities as of 6/30/10

	% of Total Net Assets
Insurance	7.1%
Oil, Gas & Consumable Fuels	6.4%
Food Products	6.2%
Automobiles	5.6%
Machinery	4.7%
Tobacco	4.3%
Commercial Banks	4.3%
Diversified Telecommunication Services	3.9%
Multi-Utilities	3.8%
Marine	3.3%

Semiannual Report | 7

Top 10 Holdings
6/30/10

Company *Sector/Industry, Country*	% of Total Net Assets
Schindler Holding AG, registered & PC *Machinery, Switzerland*	3.7%
A.P. Moller-Maersk AS, B *Marine, Denmark*	3.3%
Nestle SA *Food Products, Switzerland*	3.0%
British American Tobacco PLC *Tobacco, U.K.*	2.9%
Daimler AG *Automobiles, Germany*	2.7%
Vodafone Group PLC *Wireless Telecommunication Services, U.K.*	2.6%
Siemens AG *Industrial Conglomerates, Germany*	2.6%
Zurich Financial Services AG *Insurance, Switzerland*	2.5%
Royal Dutch Shell PLC, A *Oil, Gas & Consumable Fuels, U.K.*	2.3%
Accor SA *Hotels, Restaurants & Leisure, France*	2.2%

During a difficult period for European stocks of all kinds, the Fund had several disappointments. Three investments that declined in value were Italian bank Intesa SanPaolo, French multi-utility GDF Suez and German electric utility E.ON.

Intesa SanPaolo underperformed with other European banks during the period due to sovereign debt and regulatory concerns. In this environment, we preferred the company's solid liquidity, leverage and capital ratios as well as its limited investment banking exposure, which reduced risk to onerous new regulatory rules. The company also had a small exposure to sovereign debt in Greece, Spain, Ireland or Portugal. Although near-term earnings may continue to be muted, at period-end we still believed that Intesa SanPaolo's valuation was compelling at tangible book value.

Shares of French gas and electricity company GDF Suez declined in value as weaker European wholesale gas and electricity prices negatively impacted its operations. Despite short-term headwinds, we continued to have a positive view of the company's strategic position in power generation across the heart of western Europe, as well as its expanding interests in the global liquefied natural gas (LNG) supply chain.

Shares of E.ON, a German power generation and gas production company, detracted from Fund performance as power industry fundamentals remained weak within many of the geographic regions it serves. In addition, operating profits at its natural gas division decreased since natural gas prices fell during the six-month period, especially in relation to oil prices. Despite these recent setbacks, E.ON continued to pay what we consider an attractive dividend.

8 | Semiannual Report

Thank you for your continued participation in Mutual European Fund.

We look forward to serving your future investment needs.

Philippe Brugere-Trelat Portfolio Manager

Katrina Dudley, CFA Assistant Portfolio Manager Mutual European Fund

CFA® is a trademark owned by CFA Institute.

The foregoing information reflects our analysis, opinions and portfolio holdings as of June 30, 2010, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

Semiannual Report | 9

Philippe Brugere-Trelat has been lead portfolio manager for Mutual European Fund since 2005. He also has been portfolio manager for Mutual Global Discovery Fund since December 2009. He has been a member of the management team of the Mutual Series Funds since 2004, when he rejoined Franklin Templeton Investments. Previously, he was president and portfolio manager of Eurovest. Between 1984 and 1994, Mr. Brugere-Trelat was employed at Heine Securities Corporation, the Fund’s former manager.

Katrina Dudley has been assistant portfolio manager for Mutual European Fund since 2007. She follows industrial companies (foreign and domestic) including transportation, manufacturers, machinery, electrical equipment and general industrial, as well as domestic health care companies. Prior to joining Franklin Templeton Investments in 2002, Ms. Dudley was an investment analyst at Federated Investors, Inc., responsible for the technology and health care sectors. From 1995 to 2001, Ms. Dudley was a senior manager in the corporate finance division of Ernst & Young LLP, where she specialized in valuation and litigation consulting.

10 | Semiannual Report

Performance Summary as of 6/30/10

Your dividend income will vary depending on dividends or interest paid by securities in the Fund’s portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance table does not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund’s dividends and capital gain distributions, if any, and any unrealized gains or losses.

Semiannual Report | 11

Performance Summary (continued)

Performance

Cumulative total return excludes sales charges. Average annual and aggregate total returns and value of $10,000 investment include maximum sales charges. Class Z/R: no sales charges; Class A: 5.75% maximum initial sales charge; Class B: contingent deferred sales charge (CDSC) declining from 4% to 1% over six years, and eliminated thereafter; Class C: 1% CDSC in first year only.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

12 | Semiannual Report

Performance Summary *(continued)*

Endnotes

Value securities may not increase in price as anticipated or may decline further in value. Because the Fund invests in issuers located in Europe, it may experience greater volatility than a more geographically diversified fund. Foreign securities risks include currency fluctuations, and economic and political uncertainties. In addition, the Fund's investments in smaller company stocks carry an increased risk of price fluctuation, especially over the short term. The Fund may also invest in companies engaged in mergers, reorganizations or liquidations, which involve certain risks as pending deals may not be completed on time or on favorable terms, as well as lower rated bonds, which entail higher credit risk. The Fund's prospectus also includes a description of the main investment risks.

5. Aggregate total return represents the change in value of an investment over the periods shown. Since Class R shares have existed for less than one year, average annual total returns are not available.

Semiannual Report | 13

Your Fund’s Expenses

As a Fund shareholder, you can incur two types of costs:

  Transaction costs, including sales charges (loads) on Fund purchases; and

  Ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

Actual Fund Expenses

The first line (Actual) for each share class listed in the table provides actual account values and expenses. The “Ending Account Value” is derived from the Fund’s actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period by following these steps. Of course, your account value and expenses will differ from those in this illustration:

1.	Divide your account value by $1,000.
If an account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6.
2.	Multiply the result by the number under the heading “Expenses Paid During Period.”
If Expenses Paid During Period were $7.50, then 8.6 x $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.

Hypothetical Example for Comparison with Other Funds

Information in the second line (Hypothetical) for each class in the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical “Ending Account Value” is based on the actual expense ratio for each class and an assumed 5% annual rate of return before expenses, which does not represent the Fund’s actual return. The figure under the heading “Expenses Paid During Period” shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.

14 | Semiannual Report

Your Fund’s Expenses (continued)

Please note that expenses shown in the table are meant to highlight ongoing costs and do not reflect any transaction costs, such as sales charges. Therefore, the second line for each class is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

*Expenses are calculated using the most recent six-month expense ratio, annualized for each class (Z: 1.11%; A: 1.41%; B: 2.10%; C: 2.11%; and R: 1.61%), multiplied by the average account value over the period, multiplied by 181/365 to reflect the one-half year period.

Semiannual Report | 15

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund. bBased on average daily shares outstanding. cEffective September 1, 2008, the redemption fee was eliminated. dAmount rounds to less than $0.01 per share. eTotal return is not annualized for periods less than one year. fRatios are annualized for periods less than one year. gIncludes dividend expense on securities sold short which varies from period to period. See below for expense ratios that reflect only operating expenses.

16 | The accompanying notes are an integral part of these financial statements. | Semiannual Report

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund. bBased on average daily shares outstanding. cEffective September 1, 2008, the redemption fee was eliminated. dAmount rounds to less than $0.01 per share. eTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year. fRatios are annualized for periods less than one year. gIncludes dividend expense on securities sold short which varies from period to period. See below for expense ratios that reflect only operating expenses.

Semiannual Report | The accompanying notes are an integral part of these financial statements. | 17

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund. bBased on average daily shares outstanding. cEffective September 1, 2008, the redemption fee was eliminated. dAmount rounds to less than $0.01 per share. eTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year. fRatios are annualized for periods less than one year. gIncludes dividend expense on securities sold short which varies from period to period. See below for expense ratios that reflect only operating expenses.

18 | The accompanying notes are an integral part of these financial statements. | Semiannual Report

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund. bBased on average daily shares outstanding. cEffective September 1, 2008, the redemption fee was eliminated. dAmount rounds to less than $0.01 per share. eTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year. fRatios are annualized for periods less than one year. gIncludes dividend expense on securities sold short which varies from period to period. See below for expense ratios that reflect only operating expenses.

Semiannual Report | The accompanying notes are an integral part of these financial statements. | 19

aFor the period October 30, 2009 (effective date) to December 31, 2009. bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund. cBased on average daily shares outstanding. dTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year. eRatios are annualized for periods less than one year.

20 | The accompanying notes are an integral part of these financial statements. | Semiannual Report

Mutual European Fund

Statement of Investments, June 30, 2010 (unaudited)

	Country	Shares/Warrants/ Contracts	Value
Common Stocks and Other Equity Interests 84.3%			
Air Freight & Logistics 1.0%			
TNT NV	Netherlands	730,973	$ 18,579,183
Automobiles 2.7%			
[a] Daimler AG (EUR Traded)	Germany	965,545	49,525,503
[a] Daimler AG (USD Traded)	Germany	1,797	90,838
			49,616,341
Beverages 2.8%			
Carlsberg AS, A	Denmark	28,600	2,216,690
Carlsberg AS, B	Denmark	322,972	24,762,000
Pernod Ricard SA	France	313,472	24,531,422
			51,510,112
Capital Markets 2.1%			
[a] UBS AG (CHF Traded)	Switzerland	2,799,187	37,542,312
Chemicals 2.1%			
Linde AG	Germany	284,144	30,066,614
Sika AG	Switzerland	1,240	2,208,227
Symrise AG	Germany	250,351	5,219,466
			37,494,307
Commercial Banks 4.3%			
Barclays PLC	United Kingdom	4,785,284	19,348,025
BNP Paribas	France	530,178	29,032,774
Intesa Sanpaolo SpA	Italy	10,954,763	29,277,511
Intesa Sanpaolo SpA, di Risp	Italy	667,200	1,344,909
			79,003,219
Construction Materials 3.2%			
CRH PLC	Ireland	1,647,003	34,529,074
SA des Ciments Vicat	France	354,426	23,878,071
			58,407,145
Containers & Packaging 1.1%			
Rexam PLC	United Kingdom	4,333,913	19,637,707
Diversified Financial Services 3.0%			
Deutsche Boerse AG	Germany	463,634	28,400,064
Guinness Peat Group PLC	United Kingdom	12,456,412	5,638,121
Investor AB, B	Sweden	1,046,174	17,049,597
[a,b,c] Marconi Corp., Contingent Distribution	United Kingdom	28,582,000	—
Oslo Bors VPS Holding ASA	Norway	340,000	3,187,337
			54,275,119
Diversified Telecommunication Services 3.9%			
[a,d] AboveNet Inc.	United States	184,695	8,713,910
[a,d] AboveNet Inc., stock grant, grant price $10.475, expiration date 9/09/13	United States	117	17,178
[a,d] AboveNet Inc., stock grant, grant price $30, expiration date 9/07/18	United States	25	1,718
[a,d] AboveNet Inc., wts., 9/08/10	United States	3,781	260,889

Semiannual Report | 21

Mutual European Fund

Statement of Investments, June 30, 2010 (unaudited) *(continued)*

	Country	Shares/Warrants/ Contracts	Value
Common Stocks and Other Equity Interests (continued)			
Diversified Telecommunication Services (continued)			
Cable & Wireless Communication PLC	United Kingdom	15,528,811	$ 13,425,268
Cable & Wireless Worldwide PLC	United Kingdom	15,528,811	20,097,289
Telefonica SA	Spain	1,527,885	28,509,041
			71,025,293
Electric Utilities 1.6%			
E.ON AG	Germany	1,101,840	29,973,195
Electrical Equipment 1.4%			
Alstom SA	France	377,399	17,301,352
Schneider Electric SA	France	83,693	8,562,151
			25,863,503
Energy Equipment & Services 0.9%			
Bourbon SA	France	42,335	1,718,388
[a]Compagnie Generale de Geophysique SA	France	236,970	4,275,285
[a]Dockwise Ltd.	Norway	413,250	10,109,335
[a]Petroleum Geo-Services ASA	Norway	4,758	40,290
			16,143,298
Food & Staples Retailing 3.2%			
Carrefour SA	France	493,054	19,744,807
Koninklijke Ahold NV	Netherlands	3,033,520	37,716,725
			57,461,532
Food Products 6.2%			
CSM NV	Netherlands	239,508	7,161,266
Danone	France	218,837	11,831,035
Kraft Foods Inc., A	United States	1,028,699	28,803,572
Nestle SA	Switzerland	1,142,370	55,309,293
Rieber & Son ASA	Norway	1,548,350	9,756,009
			112,861,175
Health Care Providers & Services 1.4%			
Rhoen-Klinikum AG	Germany	1,106,874	24,748,798
Hotels, Restaurants & Leisure 2.7%			
[a]Accor SA	France	840,516	39,323,952
Ladbrokes PLC	United Kingdom	5,386,201	10,246,896
			49,570,848
Household Durables 1.6%			
[a]Berkeley Group Holdings PLC	United Kingdom	2,477,156	28,283,171
Industrial Conglomerates 2.6%			
Siemens AG	Germany	514,174	46,652,688
Insurance 7.1%			
ACE Ltd.	United States	306,024	15,754,115
AXA SA	France	1,414,888	22,056,756
Brit Insurance Holdings NV	United Kingdom	1,192,110	16,078,478
Lancashire Holdings Ltd.	United Kingdom	1,475,829	10,979,241

22 | Semiannual Report

Mutual European Fund

Statement of Investments, June 30, 2010 (unaudited) *(continued)*

	Country	Shares/Warrants/ Contracts	Value
Common Stocks and Other Equity Interests (continued)			
Insurance (continued)			
[a,d] Olympus Re Holdings Ltd.	United States	16,080	$ 12,156
White Mountains Insurance Group Ltd.	United States	57,372	18,600,002
Zurich Financial Services AG	Switzerland	204,810	45,496,448
			128,977,196
Machinery 4.7%			
[a] Demag Cranes AG	Germany	619,679	18,884,583
Schindler Holding AG, PC	Switzerland	436,902	37,038,300
Schindler Holding AG, Registered	Switzerland	352,315	29,540,672
			85,463,555
Marine 3.3%			
A.P. Moller - Maersk AS, B	Denmark	7,633	60,740,119
Media 3.0%			
British Sky Broadcasting Group PLC	United Kingdom	694,813	7,278,926
Eutelsat Communications	France	918,998	30,979,436
[a] Kabel Deutschland GmbH	Germany	607,194	17,178,405
			55,436,767
Metals & Mining 0.1%			
[a] Globe Specialty Metals Inc.	United States	147,463	1,523,293
Multi-Utilities 3.8%			
GDF Suez	France	1,195,262	34,356,641
Hera SpA	Italy	2,474,990	4,089,861
RWE AG	Germany	476,984	31,393,991
			69,840,493
Oil, Gas & Consumable Fuels 6.4%			
BP PLC	United Kingdom	1,619,810	7,720,903
Eni SpA	Italy	1,010,686	18,778,191
[a,d,e] Euro Wagon LP	Jersey Islands	16,127,149	11,670,250
Royal Dutch Shell PLC, A	United Kingdom	1,640,656	41,640,445
Total SA, B	France	818,413	37,003,513
			116,813,302
Pharmaceuticals 0.6%			
Novartis AG	Switzerland	212,794	10,381,639
Real Estate Management & Development 0.0%[f]			
[a,c] Canary Wharf Group PLC	United Kingdom	192,100	848,089
Tobacco 4.3%			
British American Tobacco PLC	United Kingdom	1,640,605	52,382,752
Imperial Tobacco Group PLC	United Kingdom	948,984	26,648,150
			79,030,902
Transportation Infrastructure 0.6%			
Groupe Eurotunnel SA	France	1,596,472	10,882,535
Wireless Telecommunication Services 2.6%			
Vodafone Group PLC	United Kingdom	23,078,761	47,992,910

Semiannual Report | 23

24 | Semiannual Report

Mutual European Fund

Statement of Investments, June 30, 2010 (unaudited) (continued)

aNon-income producing. bContingent distributions represent the right to receive additional distributions, if any, during the reorganization of the underlying company. Shares represent total underlying principal of debt securities. cSecurity has been deemed illiquid because it may not be able to be sold within seven days. At June 30, 2010, the aggregate value of these securities was $848,089, representing 0.05% of net assets. dSee Note 9 regarding restricted securities. eSee Note 11 regarding holdings of 5% voting securities. fRounds to less than 0.1% of net assets. gThe principal amount is stated in U.S. dollars unless otherwise indicated. hSecurity was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions exempt from registration only to qualified institutional buyers or in a public offering registered under the Securities Act of 1933. This security has been deemed liquid under guidelines approved by the Fund’s Board of Trustees. At June 30, 2010, the value of this security was $19,002,780, representing 1.04% of net assets. iThe security is traded on a discount basis with no stated coupon rate.

At June 30, 2010, the Fund had the following forward exchange contracts outstanding. See Note 1(c).

Mutual European Fund

Statement of Investments, June 30, 2010 (unaudited) *(continued)*

Currency	Counterparty	Type	Quantity	Contract Amount	Settlement Date	Unrealized Appreciation	Unrealized Depreciation
Swiss Franc	DBFX	Buy	732,254	$ 636,881	8/10/10	$ 42,773	$ —
Swiss Franc	SSBT	Buy	1,240,513	1,071,375	8/10/10	80,028	—
British Pound	DBFX	Sell	922,168	1,373,726	8/12/10	—	(4,370)
British Pound	SSBT	Sell	276,974	411,054	8/12/10	—	(2,858)
British Pound	BBU	Sell	29,955,575	44,858,474	8/12/10	92,609	—
Norwegian Krone	BANT	Buy	41,237,000	6,944,594	8/16/10	—	(622,855)
Norwegian Krone	HAND	Buy	50,799,682	7,997,112	8/16/10	—	(209,389)
Norwegian Krone	SSBT	Buy	15,061,475	2,356,731	8/16/10	—	(47,768)
Norwegian Krone	HAND	Buy	7,536,587	1,146,999	8/16/10	8,379	—
Norwegian Krone	SSBT	Buy	1,840,889	282,049	8/16/10	164	—
Norwegian Krone	DBFX	Sell	53,824,562	9,012,217	8/16/10	760,772	—
Norwegian Krone	SSBT	Sell	100,000,000	16,736,962	8/16/10	1,406,703	—
Euro	SSBT	Buy	2,562,081	3,090,524	8/31/10	44,371	—
Euro	DBFX	Buy	4,062,097	4,854,612	8/31/10	115,663	—
Euro	BANT	Buy	5,696,899	6,805,345	8/31/10	165,231	—
Euro	DBFX	Sell	69,817,947	94,754,505	8/31/10	9,327,101	—
Euro	SSBT	Sell	69,000,000	93,771,000	8/31/10	9,344,415	—
Euro	BANT	Sell	26,500,000	36,237,570	8/31/10	3,812,867	—
Euro	BBU	Sell	1,500,000	2,032,305	8/31/10	196,944	—
British Pound	BANT	Buy	3,331,001	5,025,247	9/15/10	—	(47,429)
British Pound	DBFX	Buy	900,000	1,373,850	9/15/10	—	(28,898)
British Pound	SSBT	Sell	340,510	491,346	9/15/10	—	(17,510)
British Pound	BANT	Sell	899,465	1,328,627	9/15/10	—	(15,526)
British Pound	SSBT	Buy	183,916	273,453	9/15/10	1,389	—
British Pound	DBFX	Sell	3,305,000	5,007,847	9/15/10	68,883	—
British Pound	BANT	Sell	805,000	1,224,308	9/15/10	21,323	—
Euro	BBU	Sell	53,640,000	73,204,536	9/15/10	7,565,726	—
Euro	BANT	Sell	1,980,000	2,713,955	9/15/10	291,046	—
Euro	DBFX	Sell	74,561,576	101,736,354	9/15/10	10,495,991	—
Euro	SSBT	Sell	3,146,998	4,284,419	9/15/10	433,465	—
Euro	SSBT	Sell	49,600,000	67,490,720	10/14/10	6,785,612	—
Euro	BANT	Sell	43,400,000	59,058,720	10/14/10	5,941,751	—
Euro	DBFX	Sell	54,460,569	73,588,675	10/14/10	6,934,749	—
Danish Krone	DBFX	Sell	100,000,000	17,962,351	10/25/10	1,533,740	—
Swiss Franc	DBFX	Sell	53,064,456	48,152,864	11/10/10	—	(1,207,428)
Swiss Franc	BBU	Sell	50,000,000	45,372,051	11/10/10	—	(1,137,700)
Swiss Franc	BANT	Sell	8,535,329	7,667,167	11/10/10	—	(272,354)
Swiss Franc	SSBT	Sell	3,032,353	2,802,985	11/10/10	—	(17,695)
Swiss Franc	DBFX	Buy	4,370,992	3,803,618	11/10/10	262,257	—
Swiss Franc	SSBT	Buy	291,528	252,698	11/10/10	18,480	—
British Pound	DBFX	Sell	37,170,100	54,975,691	11/12/10	—	(568,936)
British Pound	BANT	Sell	4,500,000	6,632,844	11/12/10	—	(91,669)
British Pound	SSBT	Sell	810,846	1,181,079	11/12/10	—	(30,598)
British Pound	BBU	Sell	546,604	789,765	11/12/10	—	(27,045)
British Pound	BANT	Sell	755,311	1,131,804	11/12/10	3,116	—
British Pound	DBFX	Sell	770,000	1,151,943	11/12/10	1,304	—
British Pound	SSBT	Sell	357,452	534,576	11/12/10	423	—
Euro	BBU	Sell	50,000,000	63,565,000	11/15/10	2,360,355	—

26 | Semiannual Report

Semiannual Report | The accompanying notes are an integral part of these financial statements. | 27

28 | The accompanying notes are an integral part of these financial statements. | Semiannual Report

Semiannual Report | The accompanying notes are an integral part of these financial statements. | 29

30 | The accompanying notes are an integral part of these financial statements. | Semiannual Report

Semiannual Report | The accompanying notes are an integral part of these financial statements. | 31

Mutual European Fund

Notes to Financial Statements (unaudited)

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Franklin Mutual Series Funds (Trust) is registered under the Investment Company Act of 1940, as amended, (1940 Act) as an open-end investment company, consisting of seven separate funds. The Mutual European Fund (Fund) is included in this report. The financial statements of the remaining funds in the Trust are presented separately. The Fund offers five classes of shares: Class Z, Class A, Class B, Class C, and Class R. Each class of shares differs by its initial sales load, contingent deferred sales charges, distribution fees, voting rights on matters affecting a single class and its exchange privilege.

The following summarizes the Fund’s significant accounting policies.

a. Financial Instrument Valuation

The Fund values its investments in securities and other assets and liabilities carried at fair value daily. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. Under procedures approved by the Fund’s Board of Trustees, the Fund may utilize independent pricing services, quotations from securities and financial instrument dealers, and other market sources to determine fair value.

Equity securities and derivative financial instruments (derivatives) listed on an exchange or on the NASDAQ National Market System are valued at the last quoted sale price or the official closing price of the day, respectively. Foreign equity securities are valued as of the close of trading on the foreign stock exchange on which the security is primarily traded, or the NYSE, whichever is earlier. The value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at the close of the NYSE on the day that the value of the security is determined. Over-the-counter securities are valued within the range of the most recent quoted bid and ask prices. Securities that trade in multiple markets or on multiple exchanges are valued according to the broadest and most representative market. Certain equity securities are valued based upon fundamental characteristics or relationships to similar securities.

Debt securities generally trade in the over-the-counter market rather than on a securities exchange. The Fund’s pricing services use multiple valuation techniques to determine fair value. In instances where sufficient market activity exists, the pricing services may utilize a market-based approach through which quotes from market makers are used to determine fair value. In instances where sufficient market activity may not exist or is limited, the pricing services also utilize proprietary valuation models which may consider market characteristics such as benchmark yield curves, option-adjusted spreads, credit spreads, estimated default rates, coupon rates, anticipated timing of principal repayments, underlying collateral, and other unique security features in order to estimate the relevant cash flows, which are then discounted to calculate the fair value. Securities denominated in a foreign currency are converted into their U.S. dollar equivalent at the foreign exchange rate in effect at the close of the NYSE on the date that the values of the foreign debt securities are determined.

32 | Semiannual Report

Mutual European Fund

Notes to Financial Statements (unaudited) (continued)

1.	ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (continued)
a.	Financial Instrument Valuation (continued)

Certain derivatives trade in the over-the-counter market. The Fund’s pricing services use various techniques including industry standard option pricing models and proprietary discounted cash flow models to determine the fair value of those instruments. The Fund’s net benefit or obligation under the derivative contract, as measured by the fair market value of the contract, is included in net assets.

The Fund has procedures to determine the fair value of securities and other financial instruments for which market prices are not readily available or which may not be reliably priced. Under these procedures, the Fund primarily employs a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. The Fund may also use an income-based valuation approach in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed.

Trading in securities on foreign exchanges and over-the-counter markets may be completed before the daily close of business on the NYSE. Occasionally, events occur between the time at which trading in a foreign security is completed and the close of the NYSE that might call into question the reliability of the value of a portfolio security held by the Fund. As a result, differences may arise between the value of the Fund’s portfolio securities as determined at the foreign market close and the latest indications of value at the close of the NYSE. In order to minimize the potential for these differences, the investment manager monitors price movements following the close of trading in foreign stock markets through a series of country specific market proxies (such as baskets of American Depository Receipts, futures contracts and exchange traded funds). These price movements are measured against established trigger thresholds for each specific market proxy to assist in determining if an event has occurred that may call into question the reliability of the values of the foreign securities held by the Fund. If such an event occurs, the securities may be valued using fair value procedures, which may include the use of independent pricing services.

b. Foreign Currency Translation

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. The Fund may enter into foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of securities, income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. Occasionally, events may impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar equivalent value. If such an event

Semiannual Report | 33

Mutual European Fund

Notes to Financial Statements (unaudited) (continued)

1.	ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (continued)
b.	Foreign Currency Translation (continued)

occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the Fund’s Board of Trustees.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments on the Statement of Operations.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

c. Derivative Financial Instruments

The Fund may invest in derivatives in order to manage risk or gain exposure to various other investments or markets. Derivatives are financial contracts based on an underlying or notional amount, require no initial investment or an initial net investment that is smaller than would normally be required to have a similar response to changes in market factors, and require or permit net settlement. Derivatives may contain various risks including the potential inability of the counterparty to fulfill their obligations under the terms of the contract, the potential for an illiquid secondary market, and the potential for market movements which may expose the Fund to gains or losses in excess of the amounts shown on the Statement of Assets and Liabilities. Realized gain and loss and unrealized appreciation and depreciation on these contracts for the period are included in the Statement of Operations.

The Fund generally enters into forward exchange contracts in order to manage and/or gain exposure to certain foreign currencies. A forward exchange contract is an agreement between the Fund and a counterparty to buy or sell a foreign currency for a specific exchange rate on a future date. Pursuant to the terms of the forward exchange contracts, cash or securities may be required to be deposited as collateral. Unrestricted cash received may be invested according to the Fund’s investment objectives.

The Fund generally purchases or writes option contracts in order to manage or gain exposure to equity price risk. An option is a contract entitling the holder to purchase or sell a specific amount of shares or units of a particular security, currency or index, or notional amount of a swap (swaption), at a specified price. Options purchased are recorded as an asset while options written are recorded as a liability. Upon exercise of an option, the acquisition cost or sales proceeds of the security is adjusted by any premium paid or received. Upon expiration of an option, any premium paid or received is recorded as a realized loss or gain. Upon closing an option other than through expiration or exercise, the difference between the premium and the cost to close the position is recorded as a realized gain or loss.

34 | Semiannual Report

Mutual European Fund

Notes to Financial Statements (unaudited) (continued)

1.	ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (continued)
c.	Derivative Financial Instruments (continued)

See Note 10 regarding other derivative information. d. Securities Lending

The Fund participates in an agency based security lending program. The Fund receives cash collateral against the loaned securities in an amount equal to at least 102% of the market value of the loaned securities. Collateral is maintained over the life of the loan in an amount not less than 100% of the market value of loaned securities, as determined at the close of Fund business each day; any additional collateral required due to changes in security values is delivered to the Fund on the next business day. The collateral is invested in a non-registered money fund (Bank of New York Institutional Cash Reserve Fund or ICRF) managed by the Fund’s custodian on the Fund’s behalf. The Fund receives income from the investment of cash collateral, in addition to lending fees and rebates paid by the borrower. The Fund bears the market risk with respect to the collateral investment, securities loaned, and the risk that the agent may default on its obligations to the Fund. The securities lending agent has agreed to indemnify the Fund in the event of default by a third party borrower. At June 30, 2010, the Fund had no securities on loan.

In September of 2008, the Bank of New York Mellon advised the Fund that the ICRF had exposure to certain defaulted debt obligations of Lehman Brothers Holdings, Inc. and that they had created a separate sleeve (Series B) of the ICRF to hold these securities apart from the main investments. Each investor in the ICRF was allocated its pro-rata portion of Series B. The Fund’s position in Series B is disclosed on the Statement of Investments at fair value and any unrealized loss attributable to the position is included in net assets.

e. Income Taxes

It is the Fund’s policy to qualify as a regulated investment company under the Internal Revenue Code and to distribute to shareholders substantially all of its taxable income and net realized gains. As a result, no provision for federal income taxes is required. The Fund files U.S. income tax returns as well as tax returns in certain other jurisdictions. As of June 30, 2010, and for all open tax years, the Fund has determined that no provision for income tax is required in the Fund’s financial statements. Open tax years are those that remain subject to examination by such taxing authorities, which in the case of the U.S. is three years after the filing of a fund’s tax return.

Foreign securities held by the Fund may be subject to foreign taxation on dividend income received. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests.

f. Security Transactions, Investment Income, Expenses and Distributions

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated

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Mutual European Fund

Notes to Financial Statements (unaudited) (continued)

1.	ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (continued)
f.	Security Transactions, Investment Income, Expenses and Distributions (continued)

expenses are accrued daily. Amortization of premium and accretion of discount on debt securities are included in interest income. Dividend income and dividends declared on securities sold short are recorded on the ex-dividend date except that certain dividends from foreign securities are recognized as soon as the Fund is notified of the ex-dividend date. Distributions to shareholders are recorded on the ex-dividend date and are determined according to income tax regulations (tax basis). Distributable earnings determined on a tax basis may differ from earnings recorded in accordance with accounting principles generally accepted in the United States of America. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.

Common expenses incurred by the Trust are allocated among the funds based on the ratio of net assets of each fund to the combined net assets of the Trust. Fund specific expenses are charged directly to the fund that incurred the expense.

Realized and unrealized gains and losses and net investment income, not including class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class. Differences in per share distributions, by class, are generally due to differences in class specific expenses.

g. Accounting Estimates

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

h. Guarantees and Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust, on behalf of the Fund, enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. Currently, the Trust expects the risk of loss to be remote.

36 | Semiannual Report

Mutual European Fund

Notes to Financial Statements (unaudited) (continued)

2. SHARES OF BENEFICIAL INTEREST

At June 30, 2010, there were an unlimited number of shares authorized (without par value).

Transactions in the Fund’s shares were as follows:

3. TRANSACTIONS WITH AFFILIATES

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton Investments. Certain officers and trustees of the Trust are also officers and/or directors of the following subsidiaries:

Subsidiary

Franklin Mutual Advisers, LLC (Franklin Mutual) Franklin Templeton Services, LLC (FT Services) Franklin Templeton Distributors, Inc. (Distributors)

Franklin Templeton Investor Services, LLC (Investor Services)

Affiliation Investment manager Administrative manager Principal underwriter Transfer agent

Semiannual Report | 37

Mutual European Fund

Notes to Financial Statements (unaudited) (continued)

3.	TRANSACTIONS WITH AFFILIATES (continued)
a.	Management Fees

The Fund pays an investment management fee to Franklin Mutual based on the average daily net assets of the Fund as follows:

b. Administrative Fees

The Fund pays its allocated share of an administrative fee to FT Services based on the Trust’s aggregate average daily net assets as follows:

c. Distribution Fees

The Fund’s Board of Trustees has adopted distribution plans for each share class, with the exception of Class Z shares, pursuant to Rule 12b-1 under the 1940 Act. Under the Fund’s Class A reimbursement distribution plan, the Fund reimburses Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund’s shares up to the maximum annual plan rate. Under the Class A reimbursement distribution plan, costs exceeding the maximum for the current plan year cannot be reimbursed in subsequent periods.

In addition, under the Fund’s Class B, C, and R compensation distribution plans, the Fund pays Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund’s shares up to the maximum annual plan rate for each class.

The maximum annual plan rates, based on the average daily net assets, for each class, are as follows:

The Board of Trustees has set the current rate at 0.30% per year for Class A shares until further notice and approval by the Board.

38 | Semiannual Report

Mutual European Fund

Notes to Financial Statements (unaudited) (continued)

3.	TRANSACTIONS WITH AFFILIATES (continued)
d.	Sales Charges/Underwriting Agreements

Distributors has advised the Fund of the following commission transactions related to the sales and redemptions of the Fund’s shares for the period:

e. Transfer Agent Fees

For the period ended June 30, 2010, the Fund paid transfer agent fees of $1,880,840, of which $1,183,968 was retained by Investor Services.

4. EXPENSE OFFSET ARRANGEMENT

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund’s custodian expenses. During the period ended June 30, 2010, there were no credits earned.

5. INDEPENDENT TRUSTEES’ RETIREMENT PLAN

On January 1, 1993, the Trust adopted an Independent Trustees’ Retirement Plan (“Plan”). The Plan is an unfunded defined benefit plan that provides benefit payments to Trustees whose length of service and retirement age meets the eligibility requirements of the Plan. Benefits under the plan are based on years of service and fees paid to each trustee at the time of retirement. Effective in December 1996, the Plan was closed to new participants.

During the period ended June 30, 2010, the Fund’s projected benefit obligation and benefit payments under the plan were as follows:

aThe projected benefit obligation is included in accrued expenses and other liabilities in the Statement of Assets and Liabilities. bThe increase in projected benefit obligation is included in trustees’ fees and expenses in the Statement of Operations.

Semiannual Report | 39

Mutual European Fund

Notes to Financial Statements (unaudited) (continued)

6. INCOME TAXES

For tax purposes, capital losses may be carried over to offset future capital gains, if any.

At December 31, 2009, the capital loss carryforwards were as follows:

At June 30, 2010, the cost of investments and net unrealized appreciation (depreciation) for income tax purposes were as follows:

Net investment income differs for financial statement and tax purposes primarily due to differing treatments of foreign currency transactions, passive foreign investment company shares, bond discounts and premiums, partnership distributions, recognition of partnership income and certain corporate action adjustments.

Net realized gains (losses) differ for financial statement and tax purposes primarily due to differing treatments of wash sales, defaulted securities, foreign currency transactions, passive foreign investment company shares, bond discounts and premiums, partnership distributions, recognition of partnership income and certain corporate action adjustments.

7. INVESTMENT TRANSACTIONS

Purchases and sales of investments (excluding short term securities and securities sold short) for the period ended June 30, 2010, aggregated $348,730,901 and $272,414,878, respectively.

8. CONCENTRATION OF RISK

Investing in foreign securities may include certain risks and considerations not typically associated with investing in U.S. securities, such as fluctuating currency values and changing local and regional economic, political and social conditions, which may result in greater market volatility. In addition, certain foreign securities may not be as liquid as U.S. securities.

40 | Semiannual Report

Mutual European Fund

Notes to Financial Statements (unaudited) (continued)

9. RESTRICTED SECURITIES

The Fund may invest in securities that are restricted under the Securities Act of 1933 (1933 Act) or which are subject to legal, contractual, or other agreed upon restrictions on resale. Restricted securities are often purchased in private placement transactions, and cannot be sold without prior registration unless the sale is pursuant to an exemption under the 1933 Act. Disposal of these securities may require greater effort and expense, and prompt sale at an acceptable price may be difficult. The Fund may have registration rights for restricted securities. The issuer generally incurs all registration costs.

At June 30, 2010, the Fund held investments in restricted securities, excluding certain securities exempt from registration under the 1933 Act deemed to be liquid, as follows:

10. OTHER DERIVATIVE INFORMATION

At June 30, 2010, the Fund has invested in derivative contracts which are reflected on the Statement of Assets and Liabilities as follows:

Semiannual Report | 41

Mutual European Fund

Notes to Financial Statements (unaudited) (continued)

10. OTHER DERIVATIVE INFORMATION (continued)

For the period ended June 30, 2010, the effect of derivative contracts on the Fund’s Statement of Operations was as follows:

aRepresents the average notional amount for derivative contracts outstanding during the period. For derivative contracts denominated in foreign currencies, notional amounts are converted to U.S. dollars.

See Note 1(c) regarding derivative financial instruments.

11. HOLDINGS OF 5% VOTING SECURITIES OF PORTFOLIO COMPANIES

The 1940 Act defines “affiliated companies” to include investments in portfolio companies in which a fund owns 5% or more of the outstanding voting securities. Investments in “affiliated companies” for the Fund for the period ended June 30, 2010, were as shown below.

12. SPECIAL SERVICING AGREEMENT

The Fund, which is an eligible underlying investment of one or more of the Franklin Templeton Fund Allocator Series Funds (Allocator Funds), participates in a Special Servicing Agreement (SSA) with the Allocator Funds and certain service providers of the Fund and the Allocator Funds. Under the SSA, the Fund may pay a portion of the Allocator Funds’ expenses (other than any asset allocation, administrative, and distribution fees) to the extent such payments are less than the amount of the benefits realized or expected to be realized by the Fund (e.g., due to reduced costs associated with servicing accounts) from the investment in the Fund by the

42 | Semiannual Report

Mutual European Fund

Notes to Financial Statements (unaudited) (continued)

12. SPECIAL SERVICING AGREEMENT (continued)

Allocator Funds. The Allocator Funds are either managed by Franklin Advisers, Inc. or administered by FT Services, affiliates of Franklin Mutual. For the period ended June 30, 2010, the Fund was held by one or more of the Allocator Funds and was allocated expenses as noted in the Statement of Operations. At June 30, 2010, 8.64% of the Fund’s outstanding shares was held by one or more of the Allocator Funds.

13. CREDIT FACILITY

The Fund, together with other U.S. registered and foreign investment funds (collectively “Borrowers”), managed by Franklin Templeton Investments, are borrowers in a joint syndicated senior unsecured credit facility totaling $750 million (Global Credit Facility) which matures on January 21, 2011. This Global Credit Facility provides a source of funds to the Borrowers for temporary and emergency purposes, including the ability to meet future unanticipated or unusually large redemption requests.

Under the terms of the Global Credit Facility, the Fund shall, in addition to interest charged on any borrowings made by the Fund and other costs incurred by the Fund, pay its share of fees and expenses incurred in connection with the implementation and maintenance of the Global Credit Facility, based upon its relative share of the aggregate net assets of all of the Borrowers, including an annual commitment fee of 0.10% based upon the unused portion of the Global Credit Facility, which is reflected in other expenses on the Statement of Operations. During the period ended June 30, 2010, the Fund did not use the Global Credit Facility.

14. REGULATORY AND LITIGATION MATTERS

During the period ended June 30, 2010, the Fund received $40,490 resulting from a settlement between the SEC and Franklin Advisers, Inc. (an affiliate of the investment manager) relating to market-timing activities, as previously reported in the Fund’s financial statements during the years ended December 31, 2003 through December 31, 2008. This payment is included in capital shares transactions on the Statements of Changes in Net Assets.

Semiannual Report | 43

Mutual European Fund

Notes to Financial Statements (unaudited) (continued)

15. FAIR VALUE MEASUREMENTS

The Fund follows a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Fund’s own market assumptions (unobservable inputs). These inputs are used in determining the value of the Fund’s investments and are summarized in the following fair value hierarchy:

  Level 1 – quoted prices in active markets for identical securities

  Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speed, credit risk, etc.)

  Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

For movements between the levels within the fair value hierarchy, the Fund has adopted a policy of recognizing the transfers as of the date of the underlying event which caused the movement.

The following is a summary of the inputs used as of June 30, 2010, in valuing the Fund’s assets and liabilities carried at fair value:

44 | Semiannual Report

Mutual European Fund

Notes to Financial Statements (unaudited) (continued)

15. FAIR VALUE MEASUREMENTS (continued)

At June 30, 2010, the reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining fair value, is as follows:

16. SUBSEQUENT EVENTS

The Fund has evaluated subsequent events through the issuance of the financial statements and determined that no events have occurred that require disclosure.

Semiannual Report | 45

Mutual European Fund

Shareholder Information

Board Review of Investment Management Agreement

The Board of Trustees (Board), including the independent trustees, at a Board meeting held on May 18, 2010, unanimously approved renewal of the Fund’s investment management agreement, as well as the Fund’s administrative services agreement. Prior to a meeting of all the trustees for the purpose of considering such renewals, the independent trustees held three meetings dedicated to the renewal process (those trustees unable to attend in person were present by telephonic conference means). Throughout the process, the independent trustees received assistance and advice from and met separately with independent counsel. The independent trustees met with and interviewed officers of the investment manager (including portfolio managers), the transfer agent and shareholder services group and the distributor. In approving the renewal of the investment management agreement and the administrative services agreement for the Fund, the Board, including the independent trustees, determined that the existing investment management fee structure was fair and reasonable and that continuance of the agreements was in the best interests of the Fund and its shareholders.

In reaching their decision on the investment management agreement (as well as the administrative services agreement), the trustees took into account information furnished throughout the year at regular Board meetings, as well as information specifically requested and furnished for the renewal process, which culminated in the meetings referred to above for the specific purpose of considering such agreements. Information furnished throughout the year included, among others, reports on the Fund’s investment performance, expenses, portfolio composition, portfolio brokerage execution, soft dollars/client commission arrangements, derivatives, securities lending, portfolio turnover, Rule 12b-1 plans, distribution, shareholder servicing, compliance, pricing of securities and sales and redemptions, along with related financial statements and other information about the scope and quality of services provided by the investment manager and its affiliates and enhancements to such services over the past year. In addition, the trustees received periodic reports throughout the year and during the renewal process relating to compliance with the Fund’s investment policies and restrictions. During the renewal process, the independent trustees considered the investment manager’s methods of operation within the Franklin Templeton group and its activities on behalf of other clients.

The information obtained by the trustees during the renewal process also included a special report prepared by Lipper, Inc. (Lipper), an independent third-party analyst, comparing the Fund’s investment performance and expenses with those of other mutual funds deemed comparable to the Fund as selected by Lipper (Lipper Section 15(c) Report). The trustees reviewed the Lipper Section 15(c) Report and its usefulness in the renewal process with respect to matters such as comparative fees, expenses, expense ratios, performance and volatility. They concluded that the report continues to be a reliable resource in the performance of their duties.

In addition, the trustees received and reviewed a report on the investment manager’s (and its parent’s) profitability (Profitability Study). Over the past year, the Board and counsel to the independent trustees continued to receive reports on management’s handling of recent regulatory

46 | Semiannual Report

Mutual European Fund

Shareholder Information (continued)

Board Review of Investment Management Agreement (continued)

actions and pending legal actions against the investment manager and its affiliates. The independent trustees were satisfied with the actions taken to date by management in response to such regulatory and legal proceedings.

Particular attention was given to management’s diligent risk management procedures, including continuous monitoring of counterparty credit risk and attention given to derivatives and other complex instruments. The Board also took into account, among other things, management’s efforts in establishing a global credit facility for the benefit of the Fund and other accounts managed by Franklin Templeton Investments to provide a source of cash for temporary and emergency purposes or to meet unusual redemption requests as well as the strong financial position of the investment manager’s parent company and its commitment to the mutual fund business as evidenced by its subsidization of money market funds. The trustees also noted management’s efforts to minimize any negative impact on the nature and quality of services provided to the Fund arising from Franklin Templeton Investments’ implementation of a hiring freeze and employee reductions in response to market conditions during the latter part of 2008 and early 2009.

In addition to the above and other matters considered by the trustees throughout the course of the year, the following discussion relates to certain primary factors relevant to the Board’s decision. This discussion of the information and factors considered by the Board (as well as the discussion above) is not intended to be exhaustive, but rather summarizes certain factors considered by the Board. In view of the wide variety of factors considered, the Board did not, unless otherwise noted, find it practicable to quantify or otherwise assign relative weights to the foregoing factors. In addition, individual trustees may have assigned different weights to various factors.

NATURE, EXTENT AND QUALITY OF SERVICES. The trustees reviewed the nature, extent and quality of the services provided by the investment manager. In this regard, they reviewed the Fund’s investment approach and concluded that, in their view, it continues to differentiate the Fund from typical core investment products in the mutual fund field. The trustees cited the investment manager’s ability to implement the Fund’s disciplined value investment approach and its long-term relationship with the Fund as reasons that shareholders choose to invest, and remain invested, in the Fund. The trustees reviewed the Fund’s portfolio management team, including its performance, staffing, skills and compensation program. With respect to portfolio manager compensation, management assured the trustees that the Fund’s long-term performance is a significant component of incentive-based compensation and noted that a portion of a portfolio manager’s incentive-based compensation is paid in shares of predesignated funds from the portfolio manager’s fund management area. The trustees noted that the portfolio manager compensation program aligned the interests of the portfolio managers with that of Fund shareholders. The trustees discussed with management various other products, portfolios and entities that are advised by the investment manager and the allocation of assets and expenses among and within them, as well as their relative fees and reasons for differences with respect thereto and any potential conflicts.

Semiannual Report | 47

Mutual European Fund

Shareholder Information (continued)

Board Review of Investment Management Agreement (continued)

During regular Board meetings and the aforementioned meetings of the independent trustees, the trustees received reports and presentations on the investment manager’s best execution trading policies. The trustees considered periodic reports provided to them showing that the investment manager complied with the investment policies and restrictions of the Fund as well as other reports periodically furnished to the Board covering matters such as the compliance of portfolio managers and other management personnel with the code of ethics covering the investment management personnel, the adherence to fair value pricing procedures established by the Board and the accuracy of net asset value calculations. The Board noted the extent of the benefits provided to Fund shareholders from being part of the Franklin Templeton group, including the right to exchange investments between funds (same class) without a sales charge, the ability to reinvest Fund dividends into other funds and the right to combine holdings of other funds to obtain reduced sales charges. The trustees considered the significant recent efforts to develop, test and implement compliance procedures established in accordance with SEC requirements.

The trustees also reviewed the nature, extent and quality of the Fund’s other service agreements to determine that, on an overall basis, Fund shareholders were well served. In this connection, the Board also took into account administrative and transfer agent and shareholder services provided to Fund shareholders by an affiliate of the investment manager, noting continuing expenditures by management to increase and improve the scope of such services and favorable periodic reports on shareholder services conducted by independent third parties. While such considerations directly affected the trustees’ decision in renewing the Fund’s administrative services and transfer agent and shareholder services agreement, the Board also considered these commitments as incidental benefits to Fund shareholders deriving from the investment management relationship.

Based on their review, the trustees were satisfied with the nature and quality of the overall services provided by the investment manager and its affiliates to the Fund and its shareholders and were confident in the abilities of the management team to continue the disciplined value investment approach of the Fund and to provide quality services to the Fund and its shareholders.

INVESTMENT PERFORMANCE. The trustees reviewed and placed significant emphasis on the investment performance of the Fund over the one-, three-, five- and 10-year periods ended December 31, 2009. They considered the history of successful performance of the Fund relative to various benchmarks. As part of their review, they inquired of management regarding benchmarks, style drift and restrictions on permitted investments. Consideration was also given to performance in the context of available levels of cash during the periods. The trustees had meetings during the year, including the meetings referred to above held in connection with the renewal process, with the Fund’s portfolio managers to discuss performance and the management of the Fund. In addition, particular attention in assessing performance was given to the Lipper Section 15(c) Report. That report showed the investment performance of the Fund (Class A shares) in comparison to other funds determined comparable by Lipper.

48 | Semiannual Report

Mutual European Fund

Shareholder Information (continued)

Board Review of Investment Management Agreement (continued)

The comparable funds to the Fund, as chosen by Lipper, included all retail and institutional European region funds. The Fund had total returns in the lowest performing quintile for the one-year period ended December 31, 2009 (even though the Fund’s returns were in excess of 22% for such period), and had annualized total returns for the three- and five-year periods in the best performing quintile. The trustees noted that the Fund’s total return on an annualized basis for the 10-year period ended December 31, 2009, was in the best performing quintile and exceeded 8%, as shown in the Lipper Section 15(c) Report. The Board discussed with the investment manager the reasons for the relative underperformance for the one-year period ended December 31, 2009. While noting such discussions, the Board, overall, was satisfied with the comparative performance of the Fund.

The trustees also compared Fund performance to other industry benchmarks, including measures of risk-adjusted performance of a fund, as part of their evaluation of investment performance. The trustees concluded that the Fund had continued to perform well in comparison to its various benchmarks and in the context of the Fund’s objectives.

COMPARATIVE EXPENSES AND MANAGEMENT PROFITABILITY. The trustees considered the cost of the services provided and to be provided and the profits realized by the investment manager and its affiliates from their respective relationships with the Fund. As part of the approval process, they explored with management the trends in expense ratios over the past three fiscal years and the reasons for any increases in the Fund’s expense ratios. In considering the appropriateness of the management fee and other expenses charged the Fund, the Board took into account various factors including investment performance and matters relating to Fund operations, including, but not limited to, the quality and experience of its portfolio managers and research staff. Consideration was also given to a comparative analysis in the Lipper Section 15(c) Report of the investment management fee and total expense ratios of the Fund in comparison with those of a group of other funds selected by Lipper as its appropriate Lipper expense group. Lipper expense data is based upon information taken from the Fund’s most recent annual report, which reflects historical asset levels that may be quite different from those currently existing, particularly in a period of market volatility. While recognizing such inherent limitation and the fact that expense ratios generally increase as assets decline and decrease as assets grow, the Board believed the independent analysis conducted by Lipper to be an appropriate measure of comparative expenses.

In reviewing comparative costs, emphasis was given to the Fund’s contractual management fee in comparison with the contractual management fee that would have been charged by other funds within its Lipper expense group assuming they were similar in size to the Fund, as well as the actual total expenses of the Fund in comparison with those of its Lipper expense group. The Lipper contractual management fee analysis includes administrative charges as being part of the management fee, and total expenses, for comparative consistency, are shown by Lipper for Fund Class A shares.

Semiannual Report | 49

Mutual European Fund

Shareholder Information (continued)

Board Review of Investment Management Agreement (continued)

The Fund’s contractual management fee rate was in the middle quintile of its Lipper expense group and its total expenses were in the second least expensive quintile of such group. The Board was satisfied with such comparative expenses.

The trustees also reviewed the Profitability Study addressing profitability of Franklin Resources, Inc., from its overall U.S. fund business, as well as profitability of the investment manager to the Fund, from providing investment management and other services to the Fund during the 12-month period ended September 30, 2009, the most recent fiscal year-end of Franklin Resources, Inc. The trustees noted that this analysis is reviewed every other year by independent accountants based on agreed-upon methodologies. The trustees reviewed the basis on which such reports are prepared and the reasonableness of the cost allocation methodology utilized in the Profitability Study, it being recognized that allocation methodologies may each be reasonable while producing different results. The independent trustees reviewed the investment manager’s method of assignment and allocation of actual expenses to the Fund, allocations for other accounts managed by the investment manager and the method of allocations in the Profitability Study.

The independent trustees met with management to discuss the Profitability Study. This included, among other things, a comparison of investment management income with investment management expenses of the Fund; comparison of underwriting revenues and expenses; the relative relationship of investment management and underwriting expenses; shareholder servicing profitability; economies of scale; and the relative contribution of the Fund to the profitability of the investment manager and its parent. In discussing the Profitability Study with the Board, the investment manager stated its belief that the costs incurred in establishing the infrastructure necessary to operate the type of mutual fund operations conducted by it and its affiliates may not be fully reflected in the expenses allocated to the Fund in determining its profitability.

The trustees considered an additional Lipper study analyzing the profitability of the parent of the investment manager as compared to other publicly held investment managers, which also aided the trustees in considering profitability excluding distribution costs. The Board also took into account management’s expenditures in improving shareholder services provided to the Fund, as well as the need to meet additional regulatory and compliance requirements resulting from the Sarbanes-Oxley Act and recent SEC and other regulatory requirements. The trustees also considered the extent to which the investment manager may derive ancillary benefits from Fund operations, including those derived from economies of scale, discussed below, the allocation of Fund brokerage and the use of commission dollars to pay for research and other similar services.

Based upon their consideration of all these factors, the trustees determined that the level of profits realized by the manager and its affiliates in providing services to the Fund was not excessive in view of the nature, quality and extent of services provided.

50 | Semiannual Report

Mutual European Fund

Shareholder Information (continued)

Board Review of Investment Management Agreement (continued)

ECONOMIES OF SCALE. The Board considered economies of scale realized by the investment manager and its affiliates as the Fund grows larger and the extent to which they are shared with Fund shareholders, as for example, in the level of the investment management fee charged, in the quality and efficiency of services rendered and in increased capital commitments benefiting the Fund directly or indirectly. While recognizing that any precise determination is inherently subjective, the trustees noted that, based upon the Profitability Study, as some funds increase in size, at some point economies of scale may result in the investment manager realizing a larger profit margin on investment management services provided such a fund. The trustees also noted that benefits of economies of scale will be shared with Fund shareholders due to the decline in the effective investment management fee rate as breakpoints are achieved by the Fund.

The trustees noted that breakpoints had been instituted as part of the Fund’s investment management fee in 2004. The trustees assessed the savings to shareholders resulting from such breakpoints and believed they were, and continue to be, appropriate and they agreed to continue to monitor the appropriateness of the breakpoints. The trustees also considered the effects an increase in assets under management would have on the investment management fee of the Fund. To the extent further economies of scale may be realized by the investment manager and its affiliates, the Board believed the investment management and administrative fees provide a sharing of benefits with the Fund and its shareholders.

Proxy Voting Policies and Procedures

The Fund’s investment manager has established Proxy Voting Policies and Procedures (Policies) that the Fund uses to determine how to vote proxies relating to portfolio securities. Shareholders may view the Fund’s complete Policies online at franklintempleton.com. Alternatively, shareholders may request copies of the Policies free of charge by calling the Proxy Group collect at (954) 527-7678 or by sending a written request to: Franklin Templeton Companies, LLC, 500 East Broward Boulevard, Suite 1500, Fort Lauderdale, FL 33394, Attention: Proxy Group. Copies of the Fund’s proxy voting records are also made available online at franklintempleton.com and posted on the U.S. Securities and Exchange Commission’s website at sec.gov and reflect the most recent 12-month period ended June 30.

Quarterly Statement of Investments

The Fund files a complete statement of investments with the U.S. Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission’s website at sec.gov. The filed form may also be viewed and copied at the Commission’s Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling (800) SEC-0330.

Semiannual Report | 51

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Semiannual Report and Shareholder Letter

MUTUAL EUROPEAN FUND

Investment Manager Franklin Mutual Advisers, LLC 101 John F. Kennedy Parkway Short Hills, NJ 07078 Distributor Franklin Templeton Distributors, Inc. (800) DIAL BEN® franklintempleton. com

Shareholder Services

(800) 632-2301 - (Class A, B, C & R) (800) 448-FUND - (Class Z)

Authorized for distribution only when accompanied or preceded by a summary prospectus and/or prospectus. Investors should carefully consider a fund’s investment goals, risks, charges and expenses before investing. A prospectus contains this and other information; please read it carefully before investing.

To ensure the highest quality of service, telephone calls to or from our service departments may be monitored, recorded and accessed. These calls can be identified by the presence of a regular beeping tone.

  2010 Franklin Templeton Investments. All rights reserved.

  S 08/10

JUNE 30, 2010

SEMIANNUAL REPORT
AND SHAREHOLDER LETTER

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SECTOR

MUTUAL FINANCIAL SERVICES FUND

FRANKLIN TEMPLETON
INVESTMENTS

Franklin · Templeton · Mutual Series

SPECIALIZED EXPERTISE

TRUE DIVERSIFICATION

RELIABILITY YOU CAN TRUST

MUTUAL FUNDS |

Franklin Templeton Investments

Gain From Our Perspective®

Franklin Templeton’s distinct multi-manager structure combines the specialized expertise of three world-class investment management groups—Franklin, Templeton and Mutual Series.

Each of our portfolio management groups operates autonomously, relying on its own research and staying true to the unique investment disciplines that underlie its success.

Franklin. Founded in 1947, Franklin is a recognized leader in fixed income investing and also brings expertise in growth- and value-style U.S. equity investing.

Templeton. Founded in 1940, Templeton pioneered international investing and, in 1954, launched what has become the industry’s oldest global fund. Today, with offices in over 25 countries, Templeton offers investors a truly global perspective.

Mutual Series. Founded in 1949, Mutual Series is dedicated to a unique style of value investing, searching aggressively for opportunity among what it believes are undervalued stocks, as well as arbitrage situations and distressed securities.

Because our management groups work independently and adhere to different investment approaches, Franklin, Templeton and Mutual Series funds typically have distinct portfolios. That’s why our funds can be used to build truly diversified allocation plans covering every major asset class.

At Franklin Templeton Investments, we seek to consistently provide investors with exceptional risk-adjusted returns over the long term, as well as the reliable, accurate and personal service that has helped us become one of the most trusted names in financial services.

RETIREMENT PLANS | 529 COLLEGE SAVINGS PLANS | SEPARATE ACCOUNTS

Not part of the semiannual report

Semiannual Report

Mutual Financial Services Fund

Your Fund's Goals and Main Investments: Mutual Financial Services Fund seeks capital appreciation, with income as a secondary goal, by investing at least 80% of its net assets in securities of financial services companies that the manager believes are available at market prices less than their intrinsic value. The Fund concentrates its investments in securities of issuers such as banks, savings and loan organizations, credit card companies, brokerage firms, finance companies, subprime lending institutions, investment advisors, investment companies and insurance companies.

Performance Overview

Mutual Financial Services Fund – Class Z had a -2.99% cumulative total return for the six months under review. The Fund performed better than its narrow benchmark, the Standard & Poor's 500 (S&P 500) Financials Index, which had a -3.67% total return for the same period, and its broad benchmark, the S&P 500 Index, which had a -6.65% total return.[1] You can find the Fund's long-term performance data in the Performance Summary beginning on page 10.

Economic and Market Overview

1. Source: © 2010 Morningstar. All Rights Reserved. The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information. The S&P 500 Financials Index is market value weighted and includes all the financial stocks in the S&P 500 Index. The S&P 500 index is a market capitalization-weighted index of 500 stocks designed to measure total U.S. equity market performance. The indexes are unmanaged and include reinvested dividends. One cannot invest directly in an index, and an index is not representative of the Fund's portfolio.

Semiannual Report | 5

Geographic Breakdown
Based on Total Net Assets as of 6/30/10

U.S.
43.2%
U.K.
13.6%
Bermuda
4.7%
Hong Kong
4.6%
Australia
3.9%
Norway
3.8%
Switzerland
3.0%
Germany
2.8%
Ireland
2.6%
Other
7.6%
Short-Term Investments & Other Net Assets
10.2%

surrounding the U.S. budget deficit and a lack of job prospects for the unemployed hindered the economy's advance. During much of the period, home prices rose in most regions due to low interest rates, a first-time homebuyer tax credit program, and prices dipping to levels that lured buyers. Later in the period, home sales stalled as the homebuyer tax credit program ended, and the housing sector overall remained weak as the pace of home sales and housing starts failed to gain traction.

As signs emerged of a demand-led recovery in the period's first half, oil prices rose from $79 per barrel at the end of December 2009 to a period high of nearly $87 in early April. When mixed economic data began to indicate a slow recovery, oil prices drifted down as low as $66 in late May and ended the period at $76. The June 2010 inflation rate was an annualized 1.1%.[2] Core inflation, which excludes food and energy costs, rose at a 0.9% annualized rate.[2]

Given few inflationary pressures and uncertainty surrounding the economic recovery, the Federal Open Market Committee announced it intended to hold the federal funds target rate in the 0% to 0.25% range "for an extended period" as it laid the groundwork for an eventual tightening of monetary policy. As some U.S. economic data improved in early 2010, the Federal Reserve Board began withdrawing some of the extraordinary support policies it had provided in response to the 2008 financial crisis.

The International Monetary Fund raised its global economic growth estimates and global manufacturing continued to expand for most of the period; however, economic indicators were mixed. Corporate fundamentals remained strong, and the majority of earnings announcements around the world beat expectations despite growing concerns about margin preservation and the sustainability of earnings momentum. In the spring of 2010, a debt crisis affecting several European countries had the potential to stifle the fragile recovery. As a result of ongoing economic uncertainty, developed world policymakers maintained interest rates at very low levels. However, policymakers in a number of emerging markets began to incrementally withdraw stimulus measures by phasing out incentive programs and cautiously allowing interest rates and foreign exchange rates to rise.

As investor confidence rose amid encouraging economic data early in the period, equity markets generally rallied, though the advance was uneven. However, as the period progressed, concerns about many European countries' creditworthiness and lingering doubts about the U.S. and global economic recovery contributed to significant equity market volatility and, ultimately, falling equity prices as many investors sought the relative safety of U.S.

2. Source: Bureau of Labor Statistics.

6 | Semiannual Report

Treasury securities. Virtually all equity sectors and regions ended the reporting period with losses, the euro fell to its lowest level since 2006, and a renewed flight to safety further compressed already meager U.S. Treasury yields.

Investment Strategy

We strive to provide investors with superior risk-adjusted returns over time through our distinctive, value investment style, which includes investments in undervalued common stocks, distressed debt and risk arbitrage. Rigorous fundamental analysis drives our investment process. We attempt to determine each investment’s intrinsic value as well as the price at which we would be willing to commit shareholder funds. While valuation remains our key consideration, we utilize numerous fundamental factors such as return on equity, financial leverage and long-term earnings power. We also consider factors such as management quality and competitive position. As always, our approach to successful investing is as much about assessing risk and containing losses as it is about achieving profits.

In addition, it is our practice to hedge the Fund’s currency exposure when we deem it advantageous for our shareholders.

Manager’s Discussion

Financial services stocks rallied early in the year due to investors’ widespread expectations that bank earnings would improve because of lower credit costs and better trading revenues as liquidity returned to the capital markets. However, after first quarter 2010 earnings had been reported, the specter of revamped banking regulations on top of sovereign debt concerns weighed on the markets, and financials stocks quickly retreated. During the period, investors were concerned about how the U.S. government’s proposed financial reforms might affect the banking industry’s business model and economics. We believe a healthy financial system is in the best interests of the economy, and the proposed regulations appear likely to be more moderate than had been initially speculated. In our view, forward-thinking managements can adapt and nimble organizations should thrive during periods of change.

The Fund’s largest contributors during the six-month reporting period included Berkshire Hathaway, a U.S. company with interests in a variety of industries including insurance, utilities, apparel, food, building materials, jewelry and furniture retailers; Brit Insurance Holdings (Brit), a Netherlands-based general insurance holding company that carries about half of Brit Insurance’s business; and West Coast Bancorp, the U.S. holding company for West Coast Bank, which has approximately 60 branches serving customers in western Oregon and southwestern Washington communities.

What is return on equity?

Return on equity is an amount, expressed as a percentage, earned on a company’s common stock investment for a given period. It is calculated by dividing common stock equity (net worth) over the average of the accounting period into net income for the period after preferred stock dividends but before common stock dividends. Return on equity tells common shareholders how effectually their money is being employed. Comparing percentages for current and prior periods also reveals trends, and comparison with industry composites reveals how well a company is holding its own against its competitors.

Semiannual Report | 7

Portfolio Breakdown
Based on Total Net Assets as of 6/30/10

Insurance
33.2%
Commercial Banks
18.2%
Diversified Financial Services
12.8%
Capital Markets
5.1%
Thrifts & Mortgage Finance
4.3%
Real Estate Investment Trusts
2.1%
Trading Companies & Distributors
1.3%
Household Durables
1.2%
Consumer Finance
1.1%
Other
3.2%
Corporate Bonds
7.3%
Short-Term Investments & Other Net Assets
10.2%

Berkshire Hathaway was added to the S&P 500 Index after its acquisition of railroad operator Burlington Northern led to an increase of its shares available for trading. As a result, the share price benefited from index-fund buying. At period-end, there was no material change to our fundamental outlook for Berkshire's businesses or the stock's valuation.

According to our analysis, Brit had been trading at a significant discount to tangible book value and with a very attractive dividend yield for some time. During the six-month reporting period, private equity firm Apollo Management sought to buy Brit's stock at a small discount to that tangible book value. Although Brit management rejected Apollo's offered price, the presence of an interested buyer helped boost Brit's share price.

Shares of West Coast Bancorp rose in value following the announcement of the bank's successful recapitalization, as well as its aggressive stance in addressing problem credits related to residential construction loans, which at period-end represented less than 5% of the company's loans down from 19% at year-end 2007. In our view, West Coast Bancorp has a strong capital position and a robust franchise that should serve the company well as it seeks to manage operations within the currently challenging economic and banking environment.

In contrast, some of the Fund's worst-performing investments during the first half of 2010 were Italian banking conglomerate Intesa SanPaolo, U.K. asset manager F&C Asset Management (F&C), and Resolution Limited, a U.K. holding company established with the intention of completing the leveraged buyout and merger of at least three U.K. life insurance operators by 2012.

Intesa SanPaolo performed poorly with other European banks during the period due to sovereign debt and regulatory concerns. In this environment, we preferred the company's solid liquidity, leverage and capital ratios as well as its limited investment banking exposure, which reduced risk to onerous new regulatory rules. The company also had a small exposure to sovereign debt in Greece, Spain, Ireland or Portugal. Although near-term earnings may continue to be muted, at period-end we still believed that Intesa SanPaolo's valuation was compelling at tangible book value.

We liked F&C for its potential to restructure following its spin-off from Friends Provident. The management has been focused on transitioning the company's existing assets-under-management structure — dominated by low fee-earning insurance funds — to wholesale and retail accounts that can generate higher fees and, in turn, better margins. During the period, F&C stock sold off with the rest of its asset management peer group, but we were encouraged by its acquisition of Thames River Capital, which has earned significantly better returns on its assets under management than F&C's existing portfolio of funds.

8 | Semiannual Report

Resolution sold off with other capital market-sensitive life insurers during the period. However, company management has exhibited its skills since acquiring Friends Provident and by enhancing its embedded value through improved operating and capital discipline. Resolution also recently announced it was buying the majority of AXA’s U.K. life insurance business in an encouraging sign that it was progressing in its strategy to force consolidation of the U.K. life insurance industry.

Finally, investors should note that we maintained our currency hedging posture of being generally hedged to the U.S. dollar for most of our non-U.S. holdings. Since the dollar was stronger compared with most foreign currencies during the first half of 2010, our hedging strategy positively impacted performance.

Thank you for your continued participation in Mutual Financial Services Fund. We look forward to serving your future investment needs.

Andrew Sleeman, CFA Portfolio Manager Mutual Financial Services Fund

CFA® is a trademark owned by CFA Institute.

The foregoing information reflects our analysis, opinions and portfolio holdings as of June 30, 2010, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

Andrew Sleeman has been portfolio manager for Mutual Financial Services Fund since December 2009. He has also been a co-portfolio manager for Mutual International Fund since its May 2009 inception. Mr. Sleeman joined Franklin Templeton Investments in 2007. Previously, he was with Fox-Pitt, Kelton, a financials specialist firm, where he focused on international financial equities. Prior to that, he worked in international equities at BNP Paribas. Mr. Sleeman also worked in Australia in the fixed income division of JP Morgan Investment Management.

Semiannual Report | 9

Performance Summary as of 6/30/10

Your dividend income will vary depending on dividends or interest paid by securities in the Fund’s portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance table does not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund’s dividends and capital gain distributions, if any, and any unrealized gains or losses.

10 | Semiannual Report

Performance Summary (continued)

Performance

Cumulative total return excludes sales charges. Average annual total return and value of $10,000 investment include maximum sales charges. Class Z: no sales charges; Class A: 5.75% maximum initial sales charge; Class B: contingent deferred sales charge (CDSC) declining from 4% to 1% over six years, and eliminated thereafter; Class C: 1% CDSC in first year only.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

Semiannual Report | 11

Your Fund’s Expenses

As a Fund shareholder, you can incur two types of costs:

  Transaction costs, including sales charges (loads) on Fund purchases; and

  Ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

Actual Fund Expenses

The first line (Actual) for each share class listed in the table provides actual account values and expenses. The “Ending Account Value” is derived from the Fund’s actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period by following these steps. Of course, your account value and expenses will differ from those in this illustration:

1.	Divide your account value by $1,000.
If an account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6.
2.	Multiply the result by the number under the heading “Expenses Paid During Period.”
If Expenses Paid During Period were $7.50, then 8.6 x $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.

Hypothetical Example for Comparison with Other Funds

Information in the second line (Hypothetical) for each class in the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical “Ending Account Value” is based on the actual expense ratio for each class and an assumed 5% annual rate of return before expenses, which does not represent the Fund’s actual return. The figure under the heading “Expenses Paid During Period” shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.

Semiannual Report | 13

Your Fund’s Expenses (continued)

Please note that expenses shown in the table are meant to highlight ongoing costs and do not reflect any transaction costs, such as sales charges. Therefore, the second line for each class is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

*Expenses are calculated using the most recent six-month expense ratio, annualized for each class (Z: 1.28%; A: 1.58%; B: 2.27%; and C: 2.28%), multiplied by the average account value over the period, multiplied by 181/365 to reflect the one-half year period.

14 | Semiannual Report

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund. bBased on average daily shares outstanding. cNet investment income per share includes approximately ($0.09) per share related to an adjustment for uncollectible interest. Excluding the effect of this adjustment, the ratio of net investment income to average net assets would have been 2.09%. dEffective September 1, 2008, the redemption fee was eliminated. eAmount rounds to less than $0.01 per share. fTotal return is not annualized for periods less than one year. gRatios are annualized for periods less than one year. hIncludes dividend expense on securities sold short which varies from period to period. See below for expense ratios that reflect only operating expenses.

Semiannual Report | The accompanying notes are an integral part of these financial statements. | 15

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund. bBased on average daily shares outstanding. cNet investment income per share includes approximately ($0.09) per share related to an adjustment for uncollectible interest. Excluding the effect of this adjustment, the ratio of net investment income to average net assets would have been 1.80%. dEffective September 1, 2008, the redemption fee was eliminated. eAmount rounds to less than $0.01 per share. fTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year. gRatios are annualized for periods less than one year. hIncludes dividend expense on securities sold short which varies from period to period. See below for expense ratios that reflect only operating expenses.

16 | The accompanying notes are an integral part of these financial statements. | Semiannual Report

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund. bBased on average daily shares outstanding. cNet investment income per share includes approximately ($0.09) per share related to an adjustment for uncollectible interest. Excluding the effect of this adjustment, the ratio of net investment income to average net assets would have been 1.10%. dEffective September 1, 2008, the redemption fee was eliminated. eAmount rounds to less than $0.01 per share. fTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year. gRatios are annualized for periods less than one year. hIncludes dividend expense on securities sold short which varies from period to period. See below for expense ratios that reflect only operating expenses.

Semiannual Report | The accompanying notes are an integral part of these financial statements. | 17

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund. bBased on average daily shares outstanding. cNet investment income per share includes approximately ($0.09) per share related to an adjustment for uncollectible interest. Excluding the effect of this adjustment, the ratio of net investment income to average net assets would have been 1.09%. dEffective September 1, 2008, the redemption fee was eliminated. eAmount rounds to less than $0.01 per share. fTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year. gRatios are annualized for periods less than one year. hIncludes dividend expense on securities sold short which varies from period to period. See below for expense ratios that reflect only operating expenses.

18 | The accompanying notes are an integral part of these financial statements. | Semiannual Report

Mutual Financial Services Fund

Statement of Investments, June 30, 2010 (unaudited)

	Country	Shares/Warrants/ Contracts	Value
Common Stocks and Other Equity Interests 81.3%			
Capital Markets 5.1%			
F&C Asset Management PLC	United Kingdom	6,838,170	$ 5,339,585
Man Group PLC	United Kingdom	1,200,134	4,006,769
Morgan Stanley	United States	272,580	6,326,582
[a] UBS AG (CHF Traded)	Switzerland	355,219	4,764,148
			20,437,084
Commercial Banks 18.1%			
[a,b] AB&T Financial Corp.	United States	226,100	621,775
[a] Allied Irish Banks PLC, ADR	Ireland	837,830	1,826,469
[a] Ameris Bancorp	United States	100,476	970,599
Aozora Bank Ltd.	Japan	2,668,000	3,500,600
Associated Banc-Corp.	United States	315,352	3,866,216
[a,b,c] Atlantic Banc Holdings Inc.	United States	350,000	1,670,473
[a] Bank of Ireland	Ireland	4,270,680	3,499,867
[a,c] The Bankshares Inc.	United States	456,903	1,572,971
Barclays PLC	United Kingdom	885,494	3,580,260
BNP Paribas	France	85,014	4,655,403
[a] Cape Bancorp Inc.	United States	264,663	1,892,340
[a] Chicopee Bancorp Inc.	United States	61,582	721,125
Columbia Banking System Inc.	United States	285,400	5,211,404
[a,c] Elephant Capital Holdings Ltd.	Japan	5,268	—
[a] First California Financial Group Inc.	United States	906,100	2,437,409
[a,c] First Chicago Bancorp	United States	1,478,468	1,084,382
[a,c] First Southern Bancorp Inc.	United States	105,300	2,221,830
[a] Guaranty Bancorp	United States	1,333,807	1,413,835
Intesa Sanpaolo SpA	Italy	1,508,691	4,032,102
Intesa Sanpaolo SpA, di Risp	Italy	1,238,161	2,495,825
[a] Jyske Bank AS	Denmark	126,186	3,684,172
[a,c] NCB Warrant Holdings Ltd., A	Japan	25,741	—
PNC Financial Services Group Inc.	United States	33,530	1,894,445
[a] Southern National Bancorp of Virginia Inc.	United States	465,840	3,405,290
[a,c] State Bank and Trust Co.	United States	200,000	3,050,000
Wells Fargo & Co.	United States	195,080	4,994,048
[a] West Coast Bancorp	United States	1,188,800	3,031,440
[a,c] West Coast Bancorp, wts., C, 10/23/16	United States	6,964	468,627
[a,b] Western Liberty Bancorp.	United States	556,530	4,201,802
			72,004,709
Commercial Services & Supplies 0.0%[d]			
[a] Comdisco Holding Co. Inc.	United States	103	924
[a,e,f] Comdisco Holding Co. Inc., Contingent Distribution	United States	4,195,000	—
			924
Consumer Finance 1.1%			
[a,c] Cerberus CG Investor I LLC	United States	1,281,583	589,528
[a,c] Cerberus CG Investor II LLC	United States	1,281,564	589,520
[a,c] Cerberus CG Investor III LLC	United States	640,869	294,800
[a,c] GMAC Inc.	United States	118	710,040
White River Capital Inc.	United States	172,799	2,410,546
			4,594,434

Semiannual Report | 19

Mutual Financial Services Fund

Statement of Investments, June 30, 2010 (unaudited) *(continued)*

	Country	Shares/Warrants/ Contracts	Value
Common Stocks and Other Equity Interests (continued)			
Diversified Financial Services 11.8%			
Bank of America Corp.	United States	467,170	$ 6,713,233
[a,c] Bond Street Holdings LLC, A, 144A	United States	132,000	2,640,000
[a] CIT Group Inc.	United States	19,044	644,830
Deutsche Boerse AG	Germany	144,799	8,869,714
First Pacific Co. Ltd.	Hong Kong	9,562,469	6,508,339
Guinness Peat Group PLC	United Kingdom	7,360,522	3,331,578
Guoco Group Ltd.	Hong Kong	358,500	3,498,864
Hellenic Exchanges SA Holding	Greece	658,078	3,501,437
[a,c] North American Financial Holdings Inc., 144A	United States	95,313	1,834,775
[a,c] North American Financial Holdings Inc., 144A, non-voting	United States	42,124	810,887
Oslo Bors VPS Holding ASA	Norway	911,000	8,540,187
			46,893,844
Electric Utilities 0.3%			
Prime Infrastructure Group	Australia	490,308	1,344,498
Food & Staples Retailing 0.8%			
[a] AWB Ltd.	Australia	4,032,116	3,103,327
Household Durables 1.2%			
[a] Berkeley Group Holdings PLC	United Kingdom	425,582	4,859,124
Insurance 33.2%			
ACE Ltd.	United States	146,560	7,544,909
AmTrust Financial Services Inc.	United States	391,576	4,714,575
Argo Group International Holdings Ltd.	United States	195,522	5,981,018
Aspen Insurance Holdings Ltd.	United States	170,070	4,207,532
Austbrokers Holdings Ltd.	Australia	347,653	1,441,672
AXA SA	France	87,550	1,364,821
[a] Berkshire Hathaway Inc., A	United States	10	1,200,000
Brit Insurance Holdings NV	United Kingdom	411,212	5,546,185
Catlin Group Ltd.	United Kingdom	951,618	5,004,530
[a] CNO Financial Group Inc.	United States	631,530	3,126,073
[a] Enstar Group Ltd.	United States	113,109	7,514,962
[a] Hilltop Holdings Inc.	United States	186,950	1,871,369
Hiscox Ltd.	United Kingdom	801,200	4,096,146
[a,c] Imagine Group Holdings Ltd.	Bermuda	292,175	3,321,913
Lancashire Holdings Ltd.	United Kingdom	967,766	7,199,571
Maiden Holdings Ltd.	United States	230,850	1,516,685
[g] Maiden Holdings Ltd., 144A	United States	329,320	2,163,632
[a,c] Olympus Re Holdings Ltd.	United States	7,480	5,655
PartnerRe Ltd.	Bermuda	104,810	7,351,373
[b] Protector Forsikring ASA	Norway	4,479,410	6,677,467
Resolution Ltd.	United Kingdom	5,143,580	4,869,602
RSA Insurance Group PLC	United Kingdom	2,355,820	4,210,704
[c] Symetra Financial Corp.	United States	1,020,510	12,042,014
Tower Australia Group Ltd.	Australia	2,434,219	4,156,513
Validus Holdings Ltd.	Bermuda	229,350	5,600,727
White Mountains Insurance Group Ltd.	United States	38,048	12,335,162
Zurich Financial Services AG	Switzerland	32,610	7,243,978
			132,308,788

20 | Semiannual Report

Mutual Financial Services Fund

Statement of Investments, June 30, 2010 (unaudited) *(continued)*

	Country	Shares/Warrants/ Contracts	Value
Common Stocks and Other Equity Interests (continued)			
Real Estate Investment Trusts (REITs) 2.1%			
The Link REIT	Hong Kong	3,308,504	$ 8,242,475
Real Estate Management & Development 1.1%			
[a] Dolphin Capital Investors Ltd.	Virgin Islands (British)	3,979,650	2,155,928
[a] Kennedy-Wilson Holdings Inc.	United States	194,370	1,963,137
[a,c] Star Asia Finance Ltd., 144A	Japan	96,850	197,826
			4,316,891
Thrifts & Mortgage Finance 4.3%			
Abington Bancorp Inc.	United States	365,488	3,187,055
[b] First Clover Leaf Financial Corp.	United States	436,070	2,921,669
TFS Financial Corp.	United States	151,800	1,883,838
Viewpoint Financial Group	United States	364,142	5,043,367
Westfield Financial Inc.	United States	474,380	3,951,585
			16,987,514
Trading Companies & Distributors 1.3%			
Seven Group Holdings Ltd.	Australia	1,124,477	5,429,201
Water Utilities 0.9%			
Guangdong Investment Ltd.	China	7,300,000	3,459,183
Total Common Stocks and Other Equity Interests (Cost $414,121,924)			323,981,996
Preferred Stocks 1.1%			
Commercial Banks 0.1%			
[a,c] First Southern Bancorp Inc., cvt. pfd., C	United States	180	180,000
[a,c] West Coast Bancorp, cvt. pfd., B	United States	1,224	140,454
			320,454
Diversified Financial Services 1.0%			
[a,c] Hightower Holding LLC, pfd., A	United States	3,000,000	3,182,280
[a,c] Hightower Holding LLC, pfd., A, Series 2	United States	248,287	658,433
			3,840,713
Total Preferred Stocks (Cost $3,673,184)			4,161,167
Options Purchased (Cost $553,098) 0.1%			
Put Options 0.1%			
[a] Financial Select Sector SPDR Fund, Sep. $13 Puts, 9/18/10	United States	7,000	483,000
		Principal Amount[h]	
Corporate Bonds, Notes and Senior Floating Rate Interests 7.3%			
Allied Irish Banks PLC, sub. note, 12.50%, 6/25/19	Ireland	3,186,000 GBP	4,880,351
[g,i] Catlin Insurance Co. Ltd., pfd., junior sub. stock, 144A, 7.249%, Perpetual	Bermuda	3,000,000	2,416,230
[c,j] Cerberus CG Investor I LLC, 12.00%, 7/31/14	United States	1,000,000	460,000
[c,j] Cerberus CG Investor II LLC, 12.00%, 7/31/14	United States	1,000,000	460,000
[c,j] Cerberus CG Investor III LLC, 12.00%, 7/31/14	United States	500,000	230,000

Semiannual Report | 21

Mutual Financial Services Fund

Statement of Investments, June 30, 2010 (unaudited) *(continued)*

	Country	Principal Amount[h]	Value
Corporate Bonds, Notes and Senior Floating Rate Interests (continued)			
CIT Group Inc.,			
[k] New Term Loan Tranche 1B, FRN, 13.00%, 1/20/12	United States	237,525	$ 245,571
senior secured sub. bond, 7.00%, 5/01/13	United States	116,679	112,304
senior secured sub. bond, 7.00%, 5/01/14	United States	175,021	165,832
senior secured sub. bond, 7.00%, 5/01/15	United States	4,925,021	4,580,269
senior secured sub. bond, 7.00%, 5/01/16	United States	3,785,701	3,473,381
senior secured sub. bond, 7.00%, 5/01/17	United States	2,897,384	2,622,132
[k] Term Loan Tranche 2A, FRN, 9.50%, 1/20/12	United States	552,796	566,133
[i] EGG Banking PLC, sub. note, Series 19, 7.50%, Perpetual	United Kingdom	1,740,000 GBP	2,249,297
[c,i] Eurocastle Investment Ltd., cvt., sub. note, Reg S, 20.00%, Perpetual	Guernsey Islands	1,584,790 EUR	1,486,134
[k] First Data Corp., Term Loan B-1, FRN, 3.097%, 9/24/14	United States	2,504,111	2,112,147
[i] HT1 Funding GmbH, 6.352%, Perpetual	Germany	3,100,000 EUR	2,280,756
iStar Financial Inc., senior note, 5.65%, 9/15/11	United States	969,000	881,790
Total Corporate Bonds, Notes and Senior Floating Rate Interests (Cost $28,506,852)			29,222,327
		Shares	
Companies in Liquidation (Cost $—) 0.0%			
[a,c] FIM Coinvestor Holdings I, LLC	United States	4,357,178	—
Total Investments before Short Term Investments (Cost $446,855,058)			357,848,490
		Principal Amount[h]	
Short Term Investments 5.5%			
U.S. Government and Agency Securities 5.5%			
[l] FHLB, 7/01/10	United States	7,000,000	7,000,000
[l] U.S. Treasury Bills,			
7/08/10	United States	5,000,000	4,999,950
8/19/10	United States	5,000,000	4,998,945
[m] 12/16/10	United States	5,000,000	4,995,450
Total U.S. Government and Agency Securities (Cost $21,995,442)			21,994,345
Total Investments before Money Market Funds (Cost $468,850,500)			379,842,835
		Shares	
Money Market Funds (Cost $57,872) 0.0%[d]			
[a] Bank of New York Institutional Cash Reserve Fund, Series B	United States	57,872	46,298
Total Investments (Cost $468,908,372) 95.3%			379,889,133
Options Written (0.0)%[d]			(59,589)
Other Assets, less Liabilities 4.7%			18,694,084
Net Assets 100.0%			$398,523,628

22 | Semiannual Report

Mutual Financial Services Fund

Statement of Investments, June 30, 2010 (unaudited) (continued)

[a]Non-income producing. [b]See Note 12 regarding holdings of 5% voting securities. [c]See Note 9 regarding restricted securities. [d]Rounds to less than 0.1% of net assets.

eContingent distributions represent the right to receive additional distributions, if any, during the reorganization of the underlying company. Shares represent total underlying principal of debt securities. fSecurity has been deemed illiquid because it may not be able to be sold within seven days. gSecurity was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions exempt from registration only to qualified institutional buyers or in a public offering registered under the Securities Act of 1933. These securities have been deemed liquid under guidelines approved by the Fund’s Board of Trustees. At June 30, 2010, the aggregate value of these securities was $4,579,862, representing 1.15% of net assets. hThe principal amount is stated in U.S. dollars unless otherwise indicated. iPerpetual security with no stated maturity date. jSee Note 8 regarding credit risk and defaulted securities. kThe coupon rate shown represents the rate at period end. lThe security is traded on a discount basis with no stated coupon rate. mSecurity or a portion of the security has been segregated as collateral for open written options contracts. At June 30, 2010, the value of this security and cash pledged amounted to $424,138. nSee Note 1(c) regarding written options.

At June 30, 2010, the Fund had the following forward exchange contracts outstanding. See Note 1(c).

24 | The accompanying notes are an integral part of these financial statements. | Semiannual Report

Semiannual Report | The accompanying notes are an integral part of these financial statements. | 25

26 | The accompanying notes are an integral part of these financial statements. | Semiannual Report

Semiannual Report | The accompanying notes are an integral part of these financial statements. | 27

28 | The accompanying notes are an integral part of these financial statements. | Semiannual Report

Mutual Financial Services Fund

Notes to Financial Statements (unaudited)

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Franklin Mutual Series Funds (Trust) is registered under the Investment Company Act of 1940, as amended, (1940 Act) as an open-end investment company, consisting of seven separate funds. The Mutual Financial Services Fund (Fund) is included in this report. The financial statements of the remaining funds in the Trust are presented separately. The Fund offers four classes of shares: Class Z, Class A, Class B, and Class C. Each class of shares differs by its initial sales load, contingent deferred sales charges, distribution fees, voting rights on matters affecting a single class and its exchange privilege.

The following summarizes the Fund’s significant accounting policies.

a. Financial Instrument Valuation

The Fund values its investments in securities and other assets and liabilities carried at fair value daily. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. Under procedures approved by the Fund’s Board of Trustees, the Fund may utilize independent pricing services, quotations from securities and financial instrument dealers, and other market sources to determine fair value.

Equity securities and derivative financial instruments (derivatives) listed on an exchange or on the NASDAQ National Market System are valued at the last quoted sale price or the official closing price of the day, respectively. Foreign equity securities are valued as of the close of trading on the foreign stock exchange on which the security is primarily traded, or the NYSE, whichever is earlier. The value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at the close of the NYSE on the day that the value of the security is determined. Over-the-counter securities are valued within the range of the most recent quoted bid and ask prices. Securities that trade in multiple markets or on multiple exchanges are valued according to the broadest and most representative market. Certain equity securities are valued based upon fundamental characteristics or relationships to similar securities.

Debt securities generally trade in the over-the-counter market rather than on a securities exchange. The Fund’s pricing services use multiple valuation techniques to determine fair value. In instances where sufficient market activity exists, the pricing services may utilize a market-based approach through which quotes from market makers are used to determine fair value. In instances where sufficient market activity may not exist or is limited, the pricing services also utilize proprietary valuation models which may consider market characteristics such as benchmark yield curves, option-adjusted spreads, credit spreads, estimated default rates, coupon rates, anticipated timing of principal repayments, underlying collateral, and other unique security features in order to estimate the relevant cash flows, which are then discounted to calculate the fair value. Securities denominated in a foreign currency are converted into their U.S. dollar equivalent at the foreign exchange rate in effect at the close of the NYSE on the date that the values of the foreign debt securities are determined.

Semiannual Report | 29

Mutual Financial Services Fund

Notes to Financial Statements (unaudited) (continued)

1.	ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (continued)
a.	Financial Instrument Valuation (continued)

Certain derivatives trade in the over-the-counter market. The Fund’s pricing services use various techniques including industry standard option pricing models and proprietary discounted cash flow models to determine the fair value of those instruments. The Fund’s net benefit or obligation under the derivative contract, as measured by the fair market value of the contract, is included in net assets.

The Fund has procedures to determine the fair value of securities and other financial instruments for which market prices are not readily available or which may not be reliably priced. Under these procedures, the Fund primarily employs a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. The Fund may also use an income-based valuation approach in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed.

Trading in securities on foreign exchanges and over-the-counter markets may be completed before the daily close of business on the NYSE. Occasionally, events occur between the time at which trading in a foreign security is completed and the close of the NYSE that might call into question the reliability of the value of a portfolio security held by the Fund. As a result, differences may arise between the value of the Fund’s portfolio securities as determined at the foreign market close and the latest indications of value at the close of the NYSE. In order to minimize the potential for these differences, the investment manager monitors price movements following the close of trading in foreign stock markets through a series of country specific market proxies (such as baskets of American Depository Receipts, futures contracts and exchange traded funds). These price movements are measured against established trigger thresholds for each specific market proxy to assist in determining if an event has occurred that may call into question the reliability of the values of the foreign securities held by the Fund. If such an event occurs, the securities may be valued using fair value procedures, which may include the use of independent pricing services.

b. Foreign Currency Translation

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. The Fund may enter into foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of securities, income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. Occasionally, events may impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the Fund’s Board of Trustees.

30 | Semiannual Report

Mutual Financial Services Fund

Notes to Financial Statements (unaudited) (continued)

1.	ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (continued)
b.	Foreign Currency Translation (continued)

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments on the Statement of Operations.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

c. Derivative Financial Instruments

The Fund may invest in derivatives in order to manage risk or gain exposure to various other investments or markets. Derivatives are financial contracts based on an underlying or notional amount, require no initial investment or an initial net investment that is smaller than would normally be required to have a similar response to changes in market factors, and require or permit net settlement. Derivatives may contain various risks including the potential inability of the counterparty to fulfill their obligations under the terms of the contract, the potential for an illiquid secondary market, and the potential for market movements which may expose the Fund to gains or losses in excess of the amounts shown on the Statement of Assets and Liabilities. Realized gain and loss and unrealized appreciation and depreciation on these contracts for the period are included in the Statement of Operations.

The Fund generally enters into forward exchange contracts in order to manage and/or gain exposure to certain foreign currencies. A forward exchange contract is an agreement between the Fund and a counterparty to buy or sell a foreign currency for a specific exchange rate on a future date. Pursuant to the terms of the forward exchange contracts, cash or securities may be required to be deposited as collateral. Unrestricted cash received may be invested according to the Fund’s investment objectives.

The Fund generally purchases or writes option contracts in order to manage or gain exposure to equity price risk. An option is a contract entitling the holder to purchase or sell a specific amount of shares or units of a particular security, currency or index, or notional amount of a swap (swaption), at a specified price. Options purchased are recorded as an asset while options written are recorded as a liability. Upon exercise of an option, the acquisition cost or sales proceeds of the security is adjusted by any premium paid or received. Upon expiration of an option, any premium paid or received is recorded as a realized loss or gain. Upon closing an option other than through expiration or exercise, the difference between the premium and the cost to close the position is recorded as a realized gain or loss.

See Note 11 regarding other derivative information.

Semiannual Report | 31

Mutual Financial Services Fund

Notes to Financial Statements (unaudited) (continued)

1.	ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (continued)
d.	Securities Lending

The Fund participates in an agency based security lending program. The Fund receives cash collateral against the loaned securities in an amount equal to at least 102% of the market value of the loaned securities. Collateral is maintained over the life of the loan in an amount not less than 100% of the market value of loaned securities, as determined at the close of Fund business each day; any additional collateral required due to changes in security values is delivered to the Fund on the next business day. The collateral is invested in a non-registered money fund (Bank of New York Institutional Cash Reserve Fund or ICRF) managed by the Fund’s custodian on the Fund’s behalf. The Fund receives income from the investment of cash collateral, in addition to lending fees and rebates paid by the borrower. The Fund bears the market risk with respect to the collateral investment, securities loaned, and the risk that the agent may default on its obligations to the Fund. The securities lending agent has agreed to indemnify the Fund in the event of default by a third party borrower. At June 30, 2010, the Fund had no securities on loan.

In September of 2008, the Bank of New York Mellon advised the Fund that the ICRF had exposure to certain defaulted debt obligations of Lehman Brothers Holdings, Inc. and that they had created a separate sleeve (Series B) of the ICRF to hold these securities apart from the main investments. Each investor in the ICRF was allocated its pro-rata portion of Series B. The Fund’s position in Series B is disclosed on the Statement of Investments at fair value and any unrealized loss attributable to the position is included in net assets.

e. Income Taxes

It is the Fund’s policy to qualify as a regulated investment company under the Internal Revenue Code and to distribute to shareholders substantially all of its taxable income and net realized gains. As a result, no provision for federal income taxes is required. The Fund files U.S. income tax returns as well as tax returns in certain other jurisdictions. As of June 30, 2010, and for all open tax years, the Fund has determined that no provision for income tax is required in the Fund’s financial statements. Open tax years are those that remain subject to examination by such taxing authorities, which in the case of the U.S. is three years after the filing of a fund’s tax return.

Foreign securities held by the Fund may be subject to foreign taxation on dividend income received. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests.

f. Security Transactions, Investment Income, Expenses and Distributions

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Amortization of premium and accretion of discount on debt securities are included in interest income. Dividend income and dividends declared on securities sold short are recorded on the ex-dividend date except that certain dividends from foreign securities are recognized as soon as the Fund is notified of the ex-dividend date. Distributions to shareholders are

32 | Semiannual Report

Mutual Financial Services Fund

Notes to Financial Statements (unaudited) (continued)

1.	ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (continued)
f.	Security Transactions, Investment Income, Expenses and Distributions (continued)

recorded on the ex-dividend date and are determined according to income tax regulations (tax basis). Distributable earnings determined on a tax basis may differ from earnings recorded in accordance with accounting principles generally accepted in the United States of America. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.

Common expenses incurred by the Trust are allocated among the funds based on the ratio of net assets of each fund to the combined net assets of the Trust. Fund specific expenses are charged directly to the fund that incurred the expense.

Realized and unrealized gains and losses and net investment income, not including class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class. Differences in per share distributions, by class, are generally due to differences in class specific expenses.

g. Accounting Estimates

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

h. Guarantees and Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust, on behalf of the Fund, enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. Currently, the Trust expects the risk of loss to be remote.

Semiannual Report | 33

Mutual Financial Services Fund

Notes to Financial Statements (unaudited) (continued)

2. SHARES OF BENEFICIAL INTEREST

At June 30, 2010, there were an unlimited number of shares authorized (without par value).

Transactions in the Fund’s shares were as follows:

3. TRANSACTIONS WITH AFFILIATES

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton Investments. Certain officers and trustees of the Trust are also officers and/or directors of the following subsidiaries:

Subsidiary

Franklin Mutual Advisers, LLC (Franklin Mutual) Franklin Templeton Services, LLC (FT Services) Franklin Templeton Distributors, Inc. (Distributors)

Franklin Templeton Investor Services, LLC (Investor Services)

Affiliation Investment manager Administrative manager Principal underwriter Transfer agent

34 | Semiannual Report

Mutual Financial Services Fund

Notes to Financial Statements (unaudited) (continued)

3.	TRANSACTIONS WITH AFFILIATES (continued)
a.	Management Fees

The Fund pays an investment management fee to Franklin Mutual based on the average daily net assets of the Fund as follows:

b. Administrative Fees

The Funds pays its allocated share of an administrative fee to FT Services based on the Trust’s aggregate average daily net assets as follows:

c. Distribution Fees

The Fund’s Board of Trustees has adopted distribution plans for each share class, with the exception of Class Z shares, pursuant to Rule 12b-1 under the 1940 Act. Under the Fund’s Class A reimbursement distribution plan, the Fund reimburses Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund’s shares up to the maximum annual plan rate. Under the Class A reimbursement distribution plan, costs exceeding the maximum for the current plan year cannot be reimbursed in subsequent periods.

In addition, under the Fund’s Class B and C compensation distribution plans, the Fund pays Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund’s shares up to the maximum annual plan rate for each class.

The maximum annual plan rates, based on the average daily net assets, for each class, are as follows:

The Board of Trustees has set the current rate at 0.30% per year for Class A shares until further notice and approval by the Board.

Semiannual Report | 35

Mutual Financial Services Fund

Notes to Financial Statements (unaudited) (continued)

3.	TRANSACTIONS WITH AFFILIATES (continued)
d.	Sales Charges/Underwriting Agreements

Distributors has advised the Fund of the following commission transactions related to the sales and redemptions of the Fund’s shares for the period:

e. Transfer Agent Fees

For the period ended June 30, 2010, the Fund paid transfer agent fees of $610,048, of which $371,170 was retained by Investor Services.

4. EXPENSE OFFSET ARRANGEMENT

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund’s custodian expenses. During the period ended June 30, 2010, there were no credits earned.

5. INDEPENDENT TRUSTEES’RETIREMENT PLAN

On January 1, 1993, the Trust adopted an Independent Trustees’ Retirement Plan (“Plan”). The Plan is an unfunded defined benefit plan that provides benefit payments to Trustees whose length of service and retirement age meets the eligibility requirements of the Plan. Benefits under the plan are based on years of service and fees paid to each trustee at the time of retirement. Effective in December 1996, the Plan was closed to new participants.

During the period ended June 30, 2010, the Fund’s projected benefit obligation and benefit payments under the plan were as follows:

aThe projected benefit obligation is included in accrued expenses and other liabilities in the Statement of Assets and Liabilities. bThe increase in projected benefit obligation is included in trustees’ fees and expenses in the Statement of Operations.

36 | Semiannual Report

Mutual Financial Services Fund

Notes to Financial Statements (unaudited) (continued)

6. INCOME TAXES

For tax purposes, capital losses may be carried over to offset future capital gains, if any.

At December 31, 2009, the capital loss carryforwards were as follows:

At June 30, 2010, the cost of investments and net unrealized appreciation (depreciation) for income tax purposes were as follows:

Net investment income differs for financial statement and tax purposes primarily due to differing treatments of defaulted securities, foreign currency transactions, passive foreign investment company shares, bond discounts and premiums, accrued pension expenses, partnership distributions and recognition of partnership income, certain dividends on securities sold short and certain corporate action adjustments.

Net realized gains (losses) differ for financial statement and tax purposes primarily due to differing treatments of wash sales, foreign currency transactions, passive foreign investment company shares, bond discounts and premiums, partnership distributions, recognition of partnership income, certain dividends on securities sold short and certain corporate action adjustments.

7. INVESTMENT TRANSACTIONS

Purchases and sales of investments (excluding short term securities and securities sold short) for the period ended June 30, 2010, aggregated $76,299,871 and $104,697,446, respectively.

Transactions in options written during the period ended June 30, 2010, were as follows:

Semiannual Report | 37

Mutual Financial Services Fund

Notes to Financial Statements (unaudited) (continued)

8. CREDIT RISK AND DEFAULTED SECURITIES

The Fund may purchase the pre-default or defaulted debt of distressed companies. Distressed companies are financially troubled and are about to be or are already involved in financial restructuring or bankruptcy. Risks associated with purchasing these securities include the possibility that the bankruptcy or other restructuring process takes longer than expected, or that distributions in restructuring are less than anticipated, either or both of which may result in unfavorable consequences to the Fund. If it becomes probable that the income on debt securities, including those of distressed companies, will not be collected, the Fund discontinues accruing income and recognizes an adjustment for uncollectible interest.

At June 30, 2010, the aggregate value of distressed company securities for which interest recognition has been discontinued was $1,150,000, representing 0.29% of the Fund’s net assets. For information as to specific securities, see the accompanying Statement of Investments.

9. RESTRICTED SECURITIES

The Fund may invest in securities that are restricted under the Securities Act of 1933 (1933 Act) or which are subject to legal, contractual, or other agreed upon restrictions on resale. Restricted securities are often purchased in private placement transactions, and cannot be sold without prior registration unless the sale is pursuant to an exemption under the 1933 Act. Disposal of these securities may require greater effort and expense, and prompt sale at an acceptable price may be difficult. The Fund may have registration rights for restricted securities. The issuer generally incurs all registration costs.

At June 30, 2010, the Fund held investments in restricted securities, excluding certain securities exempt from registration under the 1933 Act deemed to be liquid, as follows:

38 | Semiannual Report

Mutual Financial Services Fund

Mutual Financial Services Fund

Notes to Financial Statements (unaudited) *(continued)*

9. Restricted Securities *(continued)*

Principal Amount/ Shares/Warrants	Issuer	Acquisition Dates	Cost	Value
105,300	First Southern Bancorp Inc.	1/27/10	$ 2,221,830	$ 2,221,830
180	First Southern Bancorp Inc., cvt. pfd., C	1/27/10	180,000	180,000
118	GMAC Inc.	11/20/06 - 6/02/09	17,032,199	710,040
3,000,000	Hightower Holding LLC, pfd., A	3/31/08 - 1/05/10	2,750,066	3,182,280
248,287	Hightower Holding LLC, pfd., A, Series 2	6/10/10	620,718	658,433
292,175	Imagine Group Holdings Ltd.	8/31/04	2,992,310	3,321,913
25,741	NCB Warrant Holdings Ltd., A	12/16/05 - 3/10/08	242,386	—
95,313	North American Financial Holdings Inc., 144A	12/16/09 - 3/30/10	1,906,260	1,834,775
42,124	North American Financial Holdings Inc., 144A, non-voting	12/16/09 - 3/30/10	842,480	810,887
7,480	Olympus Re Holdings Ltd.	12/19/01	707,747	5,655
96,850	Star Asia Finance Ltd., 144A	2/22/07 - 5/18/07	9,836,925	197,826
200,000	State Bank and Trust Co.	7/24/09	2,000,000	3,050,000
1,020,510	Symetra Financial Corp.	7/27/04	11,730,000	12,042,014
1,224	[a]West Coast Bancorp, cvt. pfd., B	10/23/09	122,400	140,454
6,964	[a]West Coast Bancorp, wts., C, 10/23/16	10/23/09	—	468,627
	Total Restricted Securities (10.01% of Net Assets)			$39,902,542

10. Unfunded Capital Commitments

Semiannual Report | 39

Mutual Financial Services Fund

Notes to Financial Statements (unaudited) (continued)

11. OTHER DERIVATIVE INFORMATION

At June 30, 2010, the Fund has invested in derivative contracts which are reflected on the Statement of Assets and Liabilities as follows:

For the period ended June 30, 2010, the effect of derivative contracts on the Fund’s Statement of Operations was as follows:

aRepresents the average number of option contracts or notional amount for other derivative contracts outstanding during the period. For derivative contracts denominated in foreign currencies, notional amounts are converted into U.S. dollars.

See Note 1(c) regarding derivative financial instruments.

40 | Semiannual Report

Mutual Financial Services Fund

Notes to Financial Statements (unaudited) (continued)

12. HOLDINGS OF 5% VOTING SECURITIES OF PORTFOLIO COMPANIES

The 1940 Act defines “affiliated companies” to include investments in portfolio companies in which a fund owns 5% or more of the outstanding voting securities. Investments in “affiliated companies” for the Fund for the period ended June 30, 2010, were as shown below.

13. CREDIT FACILITY

The Fund, together with other U.S. registered and foreign investment funds (collectively “Borrowers”), managed by Franklin Templeton Investments, are borrowers in a joint syndicated senior unsecured credit facility totaling $750 million (Global Credit Facility) which matures on January 21, 2011. This Global Credit Facility provides a source of funds to the Borrowers for temporary and emergency purposes, including the ability to meet future unanticipated or unusually large redemption requests.

Under the terms of the Global Credit Facility, the Fund shall, in addition to interest charged on any borrowings made by the Fund and other costs incurred by the Fund, pay its share of fees and expenses incurred in connection with the implementation and maintenance of the Global Credit Facility, based upon its relative share of the aggregate net assets of all of the Borrowers, including an annual commitment fee of 0.10% based upon the unused portion of the Global Credit Facility, which is reflected in other expenses on the Statement of Operations. During the period ended June 30, 2010, the Fund did not use the Global Credit Facility.

Semiannual Report | 41

Mutual Financial Services Fund

Notes to Financial Statements (unaudited) (continued)

14. FAIR VALUE MEASUREMENTS

The Fund follows a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Fund’s own market assumptions (unobservable inputs). These inputs are used in determining the value of the Fund’s investments and are summarized in the following fair value hierarchy:

  Level 1 – quoted prices in active markets for identical securities

  Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speed, credit risk, etc.)

  Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

For movements between the levels within the fair value hierarchy, the Fund has adopted a policy of recognizing the transfers as of the date of the underlying event which caused the movement.

The following is a summary of the inputs used as of June 30, 2010, in valuing the Fund’s assets and liabilities carried at fair value:

aIncludes common and preferred stocks as well as other equity investments. bIncludes securities determined to have no value at June 30, 2010. cFor detailed industry descriptions, see the accompanying Statement of Investments.

42 | Semiannual Report

Mutual Financial Services Fund

Notes to Financial Statements (unaudited) (continued)

14. FAIR VALUE MEASUREMENTS (continued)

At June 30, 2010, the reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining fair value, is as follows:

15. SUBSEQUENT EVENTS

The Fund has evaluated subsequent events through the issuance of the financial statements and determined that no events have occurred that require disclosure.

Semiannual Report | 43

Mutual Financial Services Fund

Shareholder Information

Board Review of Investment Management Agreement

The Board of Trustees (Board), including the independent trustees, at a Board meeting held on May 18, 2010, unanimously approved renewal of the Fund’s investment management agreement, as well as the Fund’s administrative services agreement. Prior to a meeting of all the trustees for the purpose of considering such renewals, the independent trustees held three meetings dedicated to the renewal process (those trustees unable to attend in person were present by telephonic conference means). Throughout the process, the independent trustees received assistance and advice from and met separately with independent counsel. The independent trustees met with and interviewed officers of the investment manager (including portfolio managers), the transfer agent and shareholder services group and the distributor. In approving the renewal of the investment management agreement and the administrative services agreement for the Fund, the Board, including the independent trustees, determined that the existing investment management fee structure was fair and reasonable and that continuance of the agreements was in the best interests of the Fund and its shareholders.

In reaching their decision on the investment management agreement (as well as the administrative services agreement), the trustees took into account information furnished throughout the year at regular Board meetings, as well as information specifically requested and furnished for the renewal process, which culminated in the meetings referred to above for the specific purpose of considering such agreements. Information furnished throughout the year included, among others, reports on the Fund’s investment performance, expenses, portfolio composition, portfolio brokerage execution, soft dollars/client commission arrangements, derivatives, securities lending, portfolio turnover, Rule 12b-1 plans, distribution, shareholder servicing, compliance, pricing of securities and sales and redemptions, along with related financial statements and other information about the scope and quality of services provided by the investment manager and its affiliates and enhancements to such services over the past year. In addition, the trustees received periodic reports throughout the year and during the renewal process relating to compliance with the Fund’s investment policies and restrictions. During the renewal process, the independent trustees considered the investment manager’s methods of operation within the Franklin Templeton group and its activities on behalf of other clients.

The information obtained by the trustees during the renewal process also included a special report prepared by Lipper, Inc. (Lipper), an independent third-party analyst, comparing the Fund’s investment performance and expenses with those of other mutual funds deemed comparable to the Fund as selected by Lipper (Lipper Section 15(c) Report). The trustees reviewed the Lipper Section 15(c) Report and its usefulness in the renewal process with respect to matters such as comparative fees, expenses, expense ratios, performance and volatility. They concluded that the report continues to be a reliable resource in the performance of their duties.

In addition, the trustees received and reviewed a report on the investment manager’s (and its parent’s) profitability (Profitability Study). Over the past year, the Board and counsel to the independent trustees continued to receive reports on management’s handling of recent regulatory

44 | Semiannual Report

Mutual Financial Services Fund

Shareholder Information (continued)

Board Review of Investment Management Agreement (continued)

actions and pending legal actions against the investment manager and its affiliates. The independent trustees were satisfied with the actions taken to date by management in response to such regulatory and legal proceedings.

Particular attention was given to management’s diligent risk management procedures, including continuous monitoring of counterparty credit risk and attention given to derivatives and other complex instruments. The Board also took into account, among other things, management’s efforts in establishing a global credit facility for the benefit of the Fund and other accounts managed by Franklin Templeton Investments to provide a source of cash for temporary and emergency purposes or to meet unusual redemption requests as well as the strong financial position of the investment manager’s parent company and its commitment to the mutual fund business as evidenced by its subsidization of money market funds. The trustees also noted management’s efforts to minimize any negative impact on the nature and quality of services provided to the Fund arising from Franklin Templeton Investments’ implementation of a hiring freeze and employee reductions in response to market conditions during the latter part of 2008 and early 2009.

In addition to the above and other matters considered by the trustees throughout the course of the year, the following discussion relates to certain primary factors relevant to the Board’s decision. This discussion of the information and factors considered by the Board (as well as the discussion above) is not intended to be exhaustive, but rather summarizes certain factors considered by the Board. In view of the wide variety of factors considered, the Board did not, unless otherwise noted, find it practicable to quantify or otherwise assign relative weights to the foregoing factors. In addition, individual trustees may have assigned different weights to various factors.

NATURE, EXTENT AND QUALITY OF SERVICES. The trustees reviewed the nature, extent and quality of the services provided by the investment manager. In this regard, they reviewed the Fund’s investment approach and concluded that, in their view, it continues to differentiate the Fund from typical core investment products in the mutual fund field. The trustees cited the investment manager’s ability to implement the Fund’s disciplined value investment approach and its long-term relationship with the Fund as reasons that shareholders choose to invest, and remain invested, in the Fund. The trustees reviewed the Fund’s portfolio management team, including its performance, staffing, skills and compensation program. With respect to portfolio manager compensation, management assured the trustees that the Fund’s long-term performance is a significant component of incentive-based compensation and noted that a portion of a portfolio manager’s incentive-based compensation is paid in shares of predesignated funds from the portfolio manager’s fund management area. The trustees noted that the portfolio manager compensation program aligned the interests of the portfolio managers with that of Fund shareholders. The trustees discussed with management various other products, portfolios and entities that are advised by the investment manager and the allocation of assets and expenses among and within them, as well as their relative fees and reasons for differences with respect thereto and any potential conflicts.

Semiannual Report | 45

Mutual Financial Services Fund

Shareholder Information (continued)

Board Review of Investment Management Agreement (continued)

During regular Board meetings and the aforementioned meetings of the independent trustees, the trustees received reports and presentations on the investment manager’s best execution trading policies. The trustees considered periodic reports provided to them showing that the investment manager complied with the investment policies and restrictions of the Fund as well as other reports periodically furnished to the Board covering matters such as the compliance of portfolio managers and other management personnel with the code of ethics covering the investment management personnel, the adherence to fair value pricing procedures established by the Board and the accuracy of net asset value calculations. The Board noted the extent of the benefits provided to Fund shareholders from being part of the Franklin Templeton group, including the right to exchange investments between funds (same class) without a sales charge, the ability to reinvest Fund dividends into other funds and the right to combine holdings of other funds to obtain reduced sales charges. The trustees considered the significant recent efforts to develop, test and implement compliance procedures established in accordance with SEC requirements.

The trustees also reviewed the nature, extent and quality of the Fund’s other service agreements to determine that, on an overall basis, Fund shareholders were well served. In this connection, the Board also took into account administrative and transfer agent and shareholder services provided to Fund shareholders by an affiliate of the investment manager, noting continuing expenditures by management to increase and improve the scope of such services and favorable periodic reports on shareholder services conducted by independent third parties. While such considerations directly affected the trustees’ decision in renewing the Fund’s administrative services and transfer agent and shareholder services agreement, the Board also considered these commitments as incidental benefits to Fund shareholders deriving from the investment management relationship.

Based on their review, the trustees were satisfied with the nature and quality of the overall services provided by the investment manager and its affiliates to the Fund and its shareholders and were confident in the abilities of the management team to continue the disciplined value investment approach of the Fund and to provide quality services to the Fund and its shareholders.

INVESTMENT PERFORMANCE. The trustees reviewed and placed significant emphasis on the investment performance of the Fund over the one-, three-, five- and 10-year periods ended December 31, 2009. They considered the history of successful performance of the Fund relative to various benchmarks. As part of their review, they inquired of management regarding benchmarks, style drift and restrictions on permitted investments. Consideration was also given to performance in the context of available levels of cash during the periods. The trustees had meetings during the year, including the meetings referred to above held in connection with the renewal process, with the Fund’s portfolio managers to discuss performance and the management of the Fund. In addition, particular attention in assessing performance was given to the Lipper Section 15(c) Report. That report showed the investment performance of the Fund (Class A shares) in comparison to other funds determined comparable by Lipper.

46 | Semiannual Report

Mutual Financial Services Fund

Shareholder Information (continued)

Board Review of Investment Management Agreement (continued)

The comparable funds to the Fund, as chosen by Lipper, included all retail and institutional global financial services funds. The Fund had total returns in the second-lowest performing quintile for the one-year period ended December 31, 2009 (even though the Fund’s returns were in excess of 14% for such period), and had annualized total returns for the three- and five-year periods in the middle and second-best performing quintiles, respectively. The trustees noted that the Fund’s total return on an annualized basis for the 10-year period ended December 31, 2009, was in the second-best performing quintile and exceeded 6%, as shown in the Lipper Section 15(c) Report. The Board discussed with the investment manager the reasons for the relative underperformance for the one-year period ended December 31, 2009. While noting such discussions, the Board, overall, was satisfied with the comparative performance of the Fund.

The trustees also compared Fund performance to other industry benchmarks, including measures of risk-adjusted performance of a fund, as part of their evaluation of investment performance. The trustees concluded that the Fund had continued to perform well in comparison to its various benchmarks and in the context of the Fund’s objectives.

COMPARATIVE EXPENSES AND MANAGEMENT PROFITABILITY. The trustees considered the cost of the services provided and to be provided and the profits realized by the investment manager and its affiliates from their respective relationships with the Fund. As part of the approval process, they explored with management the trends in expense ratios over the past three fiscal years and the reasons for any increases in the Fund’s expense ratios. In considering the appropriateness of the management fee and other expenses charged the Fund, the Board took into account various factors including investment performance and matters relating to Fund operations, including, but not limited to, the quality and experience of its portfolio managers and research staff. Consideration was also given to a comparative analysis in the Lipper Section 15(c) Report of the investment management fee and total expense ratios of the Fund in comparison with those of a group of other funds selected by Lipper as its appropriate Lipper expense group. Lipper expense data is based upon information taken from the Fund’s most recent annual report, which reflects historical asset levels that may be quite different from those currently existing, particularly in a period of market volatility. While recognizing such inherent limitation and the fact that expense ratios generally increase as assets decline and decrease as assets grow, the Board believed the independent analysis conducted by Lipper to be an appropriate measure of comparative expenses.

In reviewing comparative costs, emphasis was given to the Fund’s contractual management fee in comparison with the contractual management fee that would have been charged by other funds within its Lipper expense group assuming they were similar in size to the Fund, as well as the actual total expenses of the Fund in comparison with those of its Lipper expense group. The Lipper contractual management fee analysis includes administrative charges as being part of the management fee, and total expenses, for comparative consistency, are shown by Lipper for Fund Class A shares.

The Fund’s contractual management fee rate was in the second most expensive quintile of its Lipper expense group and its total expenses were in the second most expensive quintile of such group. The

Semiannual Report | 47

Mutual Financial Services Fund

Shareholder Information (continued)

Board Review of Investment Management Agreement (continued)

Board noted that the Fund’s contractual management fee rate was within 7 basis points of its Lipper expense group median and total expenses were within 8.5 basis points of its Lipper expense group median. The Board found such comparative fees and expenses to be acceptable in view of factors relating to the Fund’s operations, such as the quality and experience of its portfolio managers.

The trustees also reviewed the Profitability Study addressing profitability of Franklin Resources, Inc., from its overall U.S. fund business, as well as profitability of the investment manager to the Fund, from providing investment management and other services to the Fund during the 12-month period ended September 30, 2009, the most recent fiscal year-end of Franklin Resources, Inc. The trustees noted that this analysis is reviewed every other year by independent accountants based on agreed-upon methodologies. The trustees reviewed the basis on which such reports are prepared and the reasonableness of the cost allocation methodology utilized in the Profitability Study, it being recognized that allocation methodologies may each be reasonable while producing different results. The independent trustees reviewed the investment manager’s method of assignment and allocation of actual expenses to the Fund, allocations for other accounts managed by the investment manager and the method of allocations in the Profitability Study.

The independent trustees met with management to discuss the Profitability Study. This included, among other things, a comparison of investment management income with investment management expenses of the Fund; comparison of underwriting revenues and expenses; the relative relationship of investment management and underwriting expenses; shareholder servicing profitability; economies of scale; and the relative contribution of the Fund to the profitability of the investment manager and its parent. In discussing the Profitability Study with the Board, the investment manager stated its belief that the costs incurred in establishing the infrastructure necessary to operate the type of mutual fund operations conducted by it and its affiliates may not be fully reflected in the expenses allocated to the Fund in determining its profitability.

The trustees considered an additional Lipper study analyzing the profitability of the parent of the investment manager as compared to other publicly held investment managers, which also aided the trustees in considering profitability excluding distribution costs. The Board also took into account management’s expenditures in improving shareholder services provided to the Fund, as well as the need to meet additional regulatory and compliance requirements resulting from the Sarbanes-Oxley Act and recent SEC and other regulatory requirements. The trustees also considered the extent to which the investment manager may derive ancillary benefits from Fund operations, including those derived from economies of scale, discussed below, the allocation of Fund brokerage and the use of commission dollars to pay for research and other similar services.

Based upon their consideration of all these factors, the trustees determined that the level of profits realized by the manager and its affiliates in providing services to the Fund was not excessive in view of the nature, quality and extent of services provided.

48 | Semiannual Report

Mutual Financial Services Fund

Shareholder Information (continued)

Board Review of Investment Management Agreement (continued)

ECONOMIES OF SCALE. The Board considered economies of scale realized by the investment manager and its affiliates as the Fund grows larger and the extent to which they are shared with Fund shareholders, as for example, in the level of the investment management fee charged, in the quality and efficiency of services rendered and in increased capital commitments benefiting the Fund directly or indirectly. While recognizing that any precise determination is inherently subjective, the trustees noted that, based upon the Profitability Study, as some funds increase in size, at some point economies of scale may result in the investment manager realizing a larger profit margin on investment management services provided such a fund. The trustees also noted that benefits of economies of scale will be shared with Fund shareholders due to the decline in the effective investment management fee rate as breakpoints are achieved by the Fund.

The trustees noted that breakpoints had been instituted as part of the Fund’s investment management fee in 2004. The trustees assessed the breakpoints and believed they were, and continue to be, appropriate and they agreed to continue to monitor the appropriateness of the breakpoints. The trustees also considered the effects an increase in assets under management would have on the investment management fee of the Fund. To the extent further economies of scale may be realized by the investment manager and its affiliates, the Board believed the investment management and administrative fees provide a sharing of benefits with the Fund and its shareholders.

Proxy Voting Policies and Procedures

The Fund’s investment manager has established Proxy Voting Policies and Procedures (Policies) that the Fund uses to determine how to vote proxies relating to portfolio securities. Shareholders may view the Fund’s complete Policies online at franklintempleton.com. Alternatively, shareholders may request copies of the Policies free of charge by calling the Proxy Group collect at (954) 527-7678 or by sending a written request to: Franklin Templeton Companies, LLC, 500 East Broward Boulevard, Suite 1500, Fort Lauderdale, FL 33394, Attention: Proxy Group. Copies of the Fund’s proxy voting records are also made available online at franklintempleton.com and posted on the U.S. Securities and Exchange Commission’s website at sec.gov and reflect the most recent 12-month period ended June 30.

Quarterly Statement of Investments

The Fund files a complete statement of investments with the U.S. Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission’s website at sec.gov. The filed form may also be viewed and copied at the Commission’s Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling (800) SEC-0330.

Semiannual Report | 49

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Semiannual Report and Shareholder Letter

MUTUAL FINANCIAL SERVICES FUND

Investment Manager
Franklin Mutual Advisers, LLC
101 John F. Kennedy Parkway
Short Hills, NJ 07078

Distributor
Franklin Templeton Distributors, Inc.
(800) DIAL BEN®
franklintempleton. com

Shareholder Services
(800) 632-2301 - (Class A, B & C)
(800) 448-FUND - (Class Z)

Authorized for distribution only when accompanied or preceded by a summary prospectus and/or prospectus. Investors should carefully consider a fund’s investment goals, risks, charges and expenses before investing. A prospectus contains this and other information; please read it carefully before investing.

To ensure the highest quality of service, telephone calls to or from our service departments may be monitored, recorded and accessed. These calls can be identified by the presence of a regular beeping tone.

  2010 Franklin Templeton Investments. All rights reserved.

  S 08/10

JUNE 30, 2010

SEMIANNUAL REPORT
AND SHAREHOLDER LETTER

Sign up for electronic delivery
on **franklintempleton.com**

INTERNATIONAL

Mutual International Fund

FRANKLIN TEMPLETON
INVESTMENTS

Franklin · Templeton · **Mutual Series**

SPECIALIZED EXPERTISE

TRUE DIVERSIFICATION

RELIABILITY YOU CAN TRUST

MUTUAL FUNDS |

Franklin Templeton Investments

Gain From Our Perspective®

Franklin Templeton’s distinct multi-manager structure combines the specialized expertise of three world-class investment management groups—Franklin, Templeton and Mutual Series.

Each of our portfolio management groups operates autonomously, relying on its own research and staying true to the unique investment disciplines that underlie its success.

Franklin. Founded in 1947, Franklin is a recognized leader in fixed income investing and also brings expertise in growth- and value-style U.S. equity investing.

Templeton. Founded in 1940, Templeton pioneered international investing and, in 1954, launched what has become the industry’s oldest global fund. Today, with offices in over 25 countries, Templeton offers investors a truly global perspective.

Mutual Series. Founded in 1949, Mutual Series is dedicated to a unique style of value investing, searching aggressively for opportunity among what it believes are undervalued stocks, as well as arbitrage situations and distressed securities.

Because our management groups work independently and adhere to different investment approaches, Franklin, Templeton and Mutual Series funds typically have distinct portfolios. That’s why our funds can be used to build truly diversified allocation plans covering every major asset class.

At Franklin Templeton Investments, we seek to consistently provide investors with exceptional risk-adjusted returns over the long term, as well as the reliable, accurate and personal service that has helped us become one of the most trusted names in financial services.

RETIREMENT PLANS | 529 COLLEGE SAVINGS PLANS | SEPARATE ACCOUNTS

Not part of the semiannual report

Semiannual Report

Mutual International Fund

Your Fund's Goals and Main Investments: Mutual International Fund seeks capital appreciation, which may occasionally be short term, with income as a secondary goal. The Fund normally invests at least 80% of its net assets in securities of non-U.S. issuers that the manager believes are available at prices less than their intrinsic value. The Fund invests, to a lesser extent, in risk arbitrage securities and distressed companies.

Performance Overview

Mutual International Fund – Class Z had a -3.81% cumulative total return for the six months ended June 30, 2010. The Fund performed better than its benchmark, the Morgan Stanley Capital International (MSCI) Europe, Australasia, Far East (EAFE) Index Net Return (Local Currency), which had a -7.34% total return for the same period.[1] You can find other Fund performance data in the Performance Summary beginning on page 11.

Economic and Market Overview

During the six months under review, economic indicators remained mixed. The International Monetary Fund raised its global economic growth estimates and global manufacturing continued to expand for most of the period; however, labor market weakness persisted and U.S. property markets experienced a further sharp decline after a stimulus tax credit for first-time homebuyers expired. Corporate fundamentals remained strong, and the majority of earnings announcements around the world beat expectations despite growing concerns about margin preservation and the sustainability of earnings momentum. Yet stock markets largely ignored such encouraging fundamentals and

1. Source: © 2010 Morningstar. All Rights Reserved. The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information. The MSCI EAFE Index Net Total Return (Local Currency) is a free float-adjusted, market capitalization weighted index designed to measure equity market performance of global developed markets excluding the U.S. and Canada. The unmanaged index is calculated in local currency and includes reinvested daily net dividends. One cannot invest directly in an index, and an index is not representative of the Fund's portfolio.

Semiannual Report | 5

Geographic Breakdown
Based on Total Net Assets as of 6/30/10

U.K.
18.1%
Germany
11.1%
France
10.5%
China
6.4%
Hong Kong
6.4%
Australia
5.6%
Switzerland
5.2%
Japan
4.6%
South Korea
3.7%
Denmark
3.5%
Italy
2.9%
Netherlands
2.7%
Singapore
2.2%
U.S.
2.0%
Spain
1.2%
Ireland
1.1%
Other
1.5%
Short-Term Investments & Other Net Assets
11.3%

reacted instead to economic news, leading to across-the-board equity sector declines. As a result of ongoing economic uncertainty, developed world policymakers maintained interest rates at very low levels. However, policymakers in a number of emerging markets began to incrementally withdraw stimulus measures by phasing out incentive programs and cautiously allowing interest rates and foreign exchange rates to rise.

Global equities entered 2010 with positive momentum as corporate earnings and economic indicators continued to recover from the worst recessionary conditions in a half century. However, significant downward volatility returned in the latter part of the semiannual period as growing concerns about the state of sovereign finances accompanied by several sovereign credit downgrades in Europe, along with renewed worries about the sustainability of the fragile economic recovery, triggered a broad-based sell-off. Investors' resurgent risk aversion caused more economically sensitive and cyclical sectors that had led returns since the March 2009 market bottom to markedly lag behind the more defensive or counter-cyclical sectors that had been relatively out of favor. European policymakers responded to credit market fears by pledging 750 billion euros in liquidity to help stabilize markets and forestall government debt defaults. However, the intervention did little to quell investor anxiety. Virtually all equity sectors and regions ended the reporting period with losses, the euro fell to its lowest level since 2006, and a renewed flight to safety further compressed already meager U.S. Treasury yields.

Investment Strategy

At Mutual Series, we are committed to our distinctive value approach to investing, which we believe can generate above-average risk-adjusted returns over time for our shareholders. Our major investment strategy is investing in undervalued stocks in Asia and Europe. We have the ability to invest in emerging markets, although this is unlikely to be a significant focus of our strategy. When selecting undervalued equities, we are always attracted to fundamentally strong companies with healthy balance sheets, high-quality assets, substantial free cash flow and shareholder-oriented management teams and whose stocks are trading at discounts to our assessment of the companies' intrinsic or business value. We also look for asset rich companies whose shares may be trading at depressed levels due to concerns over short-term earnings disappointments, litigation, management strategy or other perceived negatives. This strict value approach is not only intended to improve the likelihood of upside potential, but it is also intended to reduce the risk of substantial declines. While the vast majority of our undervalued equity investments are made in publicly traded companies internationally, we may invest occasionally in privately held companies as well.

6 | Semiannual Report

We complement this more traditional investment strategy with two others. One is distressed investing, a highly specialized field that has proven quite profitable during certain periods over the years. Distressed investing is complex and can take many forms. The most common distressed investment the Fund undertakes is the purchase of financially troubled or bankrupt companies' debt at a substantial discount to face value. After the financially distressed company is reorganized, the old debt is typically replaced with new securities issued by the financially stronger company.

The other piece of our investment strategy is participating in arbitrage situations, another highly specialized field. When companies announce proposed mergers or takeovers, commonly referred to as "deals," the target company may trade at a discount to the bid it ultimately accepts. One form of arbitrage involves purchasing the target company's stock when it is trading below the value we believe it would receive in a deal. In keeping with our commitment to a relatively conservative investment approach, we typically focus our arbitrage efforts on announced deals, and eschew rumored deals or other situations we consider relatively risky.

Top 10 Sectors/Industries
Based on Equity Securities as of 6/30/10

	% of Total Net Assets
Insurance	10.6%
Food Products	5.8%
Commercial Banks	4.5%
Food & Staples Retailing	4.2%
Wireless Telecommunication Services	4.1%
Automobiles	3.9%
Multi-Utilities	3.8%
Real Estate Management & Development	3.7%
Oil, Gas & Consumable Fuels	3.4%
Tobacco	3.2%

Manager's Discussion

During the period under review, Fund performance benefited from several investments. Three of the largest contributors during the period were A.P. Moller-Maersk, a Danish industrial conglomerate engaged in container shipping, port operations, oil production and food retailing; Danish beer brewer Carlsberg; and Wheelock Properties, a Hong Kong-based real estate developer.

Shares of A.P. Moller-Maersk rose over the six-month period, propelled by investors' growing awareness of significant and ongoing improvements in the company's container shipping business, which is the world's largest. This business segment, in particular, has had a major influence on the stock's historical performance.

Shares of Carlsberg performed well during the period as the outlook for its largest market (Russia) began to improve and confidence rose that the company could achieve longer term margin targets for its western European operation. The Russian market was impacted by weak consumer demand and regulation challenges, but data released during the period suggested to us that there could be a more positive trend moving forward. In addition, regulations on beer sales turned out to be less severe than first expected. All these factors helped the position become a key contributor to the portfolio's performance.

Semiannual Report | 7

Top 10 Holdings
6/30/10

Company *Sector/Industry, Country*	% of Total Net Assets
Wheelock Properties Ltd. *Real Estate Management & Development, Hong Kong*	2.4%
Daimler AG *Automobiles, Germany*	1.7%
A.P. Moller-Maersk AS, B *Marine, Denmark*	1.6%
Zurich Financial Services AG *Insurance, Switzerland*	1.5%
Seven Group Holdings Ltd. *Trading Companies & Distributors, Australia*	1.5%
Nintendo Co. Ltd. *Software, Japan*	1.5%
Vodafone Group PLC *Wireless Telecommunication Services, U.K.*	1.5%
China Fishery Group Ltd. *Food Products, China*	1.4%
Linde AG *Chemicals, Germany*	1.4%
British American Tobacco Group PLC *Tobacco, U.K.*	1.4%

Wheelock Properties had publicly-traded shares and a majority shareholder, Wheelock & Co. During the period, Wheelock & Co. acquired all the publicly traded shares of Wheelock Properties at a significant premium to their market price. The Fund had held the shares of Wheelock Properties due to the belief that the market price materially undervalued the assets, and the takeover by Wheelock & Co. closed the gap between the market price and intrinsic value.

Among the top detractors from the Fund's performance during the period were Italian banking conglomerate Intesa SanPaolo, U.K. asset manager F&C Asset Management (F&C), and Resolution Limited, a U.K. holding company established with the intention of completing the leveraged buyout and merger of at least three U.K. life insurance operators by 2012.

Intesa SanPaolo performed poorly with other European banks during the period due to sovereign debt and regulatory concerns. In this environment, we preferred the company's solid liquidity, leverage and capital ratios as well as its limited investment banking exposure, which reduced risk to onerous new regulatory rules. The company also had a small exposure to sovereign debt in Greece, Spain, Ireland or Portugal. Although near-term earnings may continue to be muted, at period-end we still believed that Intesa SanPaolo's valuation was compelling at tangible book value.

We liked F&C for its potential to restructure following its spin-off from Friends Provident. The management has been focused on transitioning the company's existing assets-under-management structure — dominated by low fee-earning insurance funds — to wholesale and retail accounts that can generate higher fees and, in turn, better margins. During the period, F&C stock sold off with the rest of its asset management peer group, but we were encouraged by its acquisition of Thames River Capital, which has earned significantly better returns on its assets under management than F&C's existing portfolio of funds.

8 | Semiannual Report

Finally, investors should note that we maintained our currency hedging posture of being generally hedged to the U.S. dollar for most of our non-U.S. holdings. Since the dollar was stronger compared with most foreign currencies during the first half of 2010, our hedging strategy positively impacted performance.

Thank you for your continued participation in Mutual International Fund.

We look forward to serving your future investment needs.

Mutual International Fund

CFA® is a trademark owned by CFA Institute.

The foregoing information reflects our analysis, opinions and portfolio holdings as of June 30, 2010, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

Semiannual Report | 9

Philippe Brugere-Trelat has been a co-portfolio manager for Mutual International Fund since its May 2009 inception. Mr. Brugere-Trelat has also served as lead portfolio manager for Mutual European Fund since 2005 and as portfolio manager for Mutual Global Discovery Fund since December 2009. He has been a member of the management team of the Mutual Series Funds since 2004, when he rejoined Franklin Templeton Investments. Previously, he was president and portfolio manager of Eurovest. Between 1984 and 1994, Mr. Brugere-Trelat was employed at Heine Securities Corporation, the Fund’s former manager.

Andrew Sleeman has been a co-portfolio manager for Mutual International Fund since its May 2009 inception. Mr. Sleeman joined Franklin Templeton Investments in 2007. Previously, he was with Fox-Pitt, Kelton, a financials specialist firm, where he focused on international financial equities. Prior to that, he worked in international equities at BNP Paribas. Mr. Sleeman also worked in Australia in the fixed income division of JP Morgan Investment Management.

10 | Semiannual Report

Performance Summary as of 6/30/10

Your dividend income will vary depending on dividends or interest paid by securities in the Fund’s portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance table does not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund’s dividends and capital gain distributions, if any, and any unrealized gains or losses.

Semiannual Report | 11

Performance Summary (continued)

Performance1

Cumulative total return excludes sales charges. Average annual total return and value of $10,000 investment include maximum sales charges. Class Z/R: no sales charges; Class A: 5.75% maximum initial sales charge; Class C: 1% contingent deferred sales charge in first year only.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, see “Funds and Performance” at franklintempleton.com or call

(800) 342-5236.

The investment manager and administrator have contractually agreed to waive or assume certain expenses so that common expenses (excluding Rule 12b-1 fees and acquired fund fees and expenses) for each class of the Fund do not exceed 1.17% (other than certain nonroutine expenses) until 4/30/11.

12 | Semiannual Report

Performance Summary *(continued)*

Endnotes

Value securities may not increase in price as anticipated or may decline further in value. Special risks are associated with foreign investing, including currency fluctuations, economic instability and political developments. Investments in emerging markets involve heightened risks related to the same factors, in addition to those associated with these markets' smaller size and lesser liquidity. The Fund's investments in companies engaged in mergers, reorganizations or liquidations also involve special risks as pending deals may not be completed on time or on favorable terms. The Fund may invest in lower rated bonds, which entail higher credit risk. The Fund's prospectus also includes a description of the main investment risks.

1. If the manager and administrator had not waived fees, the Fund's total returns would have been lower.
2. Cumulative total return represents the change in value of an investment over the periods indicated.
3. Average annual total return represents the average annual change in value of an investment over the periods indicated. Six-month return has not been annualized.
4. These figures represent the value of a hypothetical $10,000 investment in the Fund over the periods indicated.
5. Figures are as stated in the Fund's prospectus current as of the date of this report. In periods of market volatility, assets may decline significantly, causing total annual Fund operating expenses to become higher than the figures shown.

Semiannual Report | 13

Your Fund’s Expenses

As a Fund shareholder, you can incur two types of costs:

  Transaction costs, including sales charges (loads) on Fund purchases; and

  Ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

Actual Fund Expenses

The first line (Actual) for each share class listed in the table provides actual account values and expenses. The “Ending Account Value” is derived from the Fund’s actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period by following these steps. Of course, your account value and expenses will differ from those in this illustration:

1.	Divide your account value by $1,000.
If an account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6.
2.	Multiply the result by the number under the heading “Expenses Paid During Period.”
If Expenses Paid During Period were $7.50, then 8.6 x $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.

Hypothetical Example for Comparison with Other Funds

Information in the second line (Hypothetical) for each class in the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical “Ending Account Value” is based on the actual expense ratio for each class and an assumed 5% annual rate of return before expenses, which does not represent the Fund’s actual return. The figure under the heading “Expenses Paid During Period” shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.

14 | Semiannual Report

Your Fund’s Expenses (continued)

Please note that expenses shown in the table are meant to highlight ongoing costs and do not reflect any transaction costs, such as sales charges. Therefore, the second line for each class is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

*Expenses are calculated using the most recent six-month expense ratio, net of expense waivers, annualized for each class (Z: 1.17%; A: 1.46%;

C:	2.17%; and R: 1.67%), multiplied by the average account value over the period, multiplied by 181/365 to reflect the one-half year period.

Semiannual Report | 15

aFor the period May 1, 2009 (commencement of operations) to December 31, 2009. bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund. cBased on average daily shares outstanding. dTotal return is not annualized for periods less than one year. eRatios are annualized for periods less than one year. fIncludes dividend expense on securities sold short which varies from period to period. See below for expense ratios that reflect only operating expenses. gBenefit of expense reduction rounds to less than 0.01%.

16 | The accompanying notes are an integral part of these financial statements. | Semiannual Report

aFor the period May 1, 2009 (commencement of operations) to December 31, 2009. bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund. cBased on average daily shares outstanding. dTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year. eRatios are annualized for periods less than one year. fIncludes dividend expense on securities sold short which varies from period to period. See below for expense ratios that reflect only operating expenses. gBenefit of expense reduction rounds to less than 0.01%.

Semiannual Report | The accompanying notes are an integral part of these financial statements. | 17

aFor the period May 1, 2009 (commencement of operations) to December 31, 2009. bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund. cBased on average daily shares outstanding. dTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year. eRatios are annualized for periods less than one year. fIncludes dividend expense on securities sold short which varies from period to period. See below for expense ratios that reflect only operating expenses. gBenefit of expense reduction rounds to less than 0.01%.

18 | The accompanying notes are an integral part of these financial statements. | Semiannual Report

aFor the period May 1, 2009 (commencement of operations) to December 31, 2009. bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund. cBased on average daily shares outstanding. dTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year. eRatios are annualized for periods less than one year. fIncludes dividend expense on securities sold short which varies from period to period. See below for expense ratios that reflect only operating expenses. gBenefit of expense reduction rounds to less than 0.01%.

Semiannual Report | The accompanying notes are an integral part of these financial statements. | 19

Mutual International Fund

Statement of Investments, June 30, 2010 (unaudited)

	Country	Shares	Value
Common Stocks 86.5%			
Air Freight & Logistics 2.0%			
Sinotrans Ltd., H	China	488,000	$ 111,549
TNT NV	Netherlands	4,602	116,969
			228,518
Automobiles 1.7%			
ª Daimler AG (EUR Traded)	Germany	3,719	190,758
ª Daimler AG (USD Traded)	Germany	103	5,206
			195,964
Beverages 3.0%			
Carlsberg AS, B	Denmark	1,708	130,951
Hite Brewery Co. Ltd.	South Korea	668	80,002
Pernod Ricard SA	France	1,680	131,472
			342,425
Capital Markets 2.4%			
F&C Asset Management PLC	United Kingdom	159,590	124,616
ª UBS AG (CHF Traded)	Switzerland	10,540	141,361
			265,977
Chemicals 1.8%			
Linde AG	Germany	1,491	157,770
Symrise AG	Germany	1,968	41,030
			198,800
Commercial Banks 4.5%			
Aozora Bank Ltd.	Japan	74,000	97,093
Barclays PLC	United Kingdom	25,964	104,978
BNP Paribas	France	2,275	124,580
Intesa Sanpaolo SpA	Italy	24,486	65,441
Intesa Sanpaolo SpA, di Risp	Italy	14,895	30,025
ª Jyske Bank AS	Denmark	2,938	85,779
			507,896
Construction & Engineering 1.3%			
ª Boart Longyear Group	Australia	61,957	148,528
Construction Materials 2.5%			
China Shanshui Cement Group	China	171,000	76,638
CRH PLC	Ireland	5,877	123,210
SA des Ciments Vicat	France	1,143	77,005
			276,853
Containers & Packaging 1.1%			
Rexam PLC	United Kingdom	26,269	119,029
Diversified Financial Services 2.9%			
Deutsche Boerse AG	Germany	1,317	80,673
First Pacific Co. Ltd.	Hong Kong	226,042	153,847
Guoco Group Ltd.	Hong Kong	9,000	87,838
			322,358

20 | Semiannual Report

Mutual International Fund

Statement of Investments, June 30, 2010 (unaudited) *(continued)*

	Country	Shares	Value
Common Stocks (continued)			
Diversified Telecommunication Services 2.8%			
Cable & Wireless Communication PLC	United Kingdom	64,032	$ 55,358
Cable & Wireless Worldwide PLC	United Kingdom	64,032	82,870
Koninklijke KPN NV	Netherlands	2,935	37,605
Telefonica SA	Spain	7,357	137,275
			313,108
Electric Utilities 1.9%			
E.ON AG	Germany	4,737	128,860
Prime Infrastructure Group	Australia	30,822	84,518
			213,378
Electrical Equipment 1.4%			
Alstom SA	France	2,294	105,166
Schneider Electric SA	France	497	50,845
			156,011
Electronic Equipment, Instruments & Components 0.6%			
[a] Hollysys Automation Technologies Ltd.	United States	7,960	71,720
Energy Equipment & Services 0.7%			
[a] Dockwise Ltd.	Norway	3,380	82,685
Food & Staples Retailing 4.2%			
[a] AWB Ltd.	Australia	90,046	69,304
Carrefour SA	France	2,480	99,314
FamilyMart Co. Ltd.	Japan	2,700	89,664
Koninklijke Ahold NV	Netherlands	11,873	147,621
Lawson Inc.	Japan	1,600	70,309
			476,212
Food Products 5.8%			
China Fishery Group Ltd.	China	113,879	158,702
Danone	France	1,037	56,064
Kraft Foods Inc., A	United States	1,889	52,892
Lotte Confectionery Co. Ltd.	South Korea	68	70,877
Nestle SA	Switzerland	2,466	119,394
Nong Shim Co. Ltd.	South Korea	582	108,954
People's Food Holdings Ltd.	China	203,000	85,596
			652,479
Hotels, Restaurants & Leisure 2.7%			
[a] Accor SA	France	3,224	150,836
Ladbrokes PLC	United Kingdom	32,638	62,092
REXLot Holdings Ltd., fgn.	Bermuda	1,025,000	94,772
			307,700
Household Durables 1.1%			
[a] Berkeley Group Holdings PLC	United Kingdom	10,999	125,582
Industrial Conglomerates 1.9%			
Jardine Matheson Holdings Ltd.	Hong Kong	1,200	42,168
Jardine Strategic Holdings Ltd.	Hong Kong	2,200	45,804
Siemens AG	Germany	1,448	131,382
			219,354

Semiannual Report | 21

Mutual International Fund

Statement of Investments, June 30, 2010 (unaudited) *(continued)*

	Country	Shares	Value
Common Stocks (continued)			
Insurance 10.6%			
ACE Ltd.	United States	2,027	$ 104,350
Austbrokers Holdings Ltd.	Australia	12,831	53,209
AXA SA	France	3,666	57,149
Brit Insurance Holdings NV	United Kingdom	10,164	137,086
Catlin Group Ltd.	United Kingdom	20,336	106,946
Hiscox Ltd.	United Kingdom	20,822	106,453
Lancashire Holdings Ltd.	United Kingdom	15,151	112,714
Resolution Ltd.	United Kingdom	135,920	128,680
RSA Insurance Group PLC	United Kingdom	63,830	114,087
Tower Australia Group Ltd.	Australia	62,651	106,979
Zurich Financial Services AG	Switzerland	770	171,048
			1,198,701
Machinery 1.9%			
[a] Demag Cranes AG	Germany	2,926	89,169
Schindler Holding AG, PC	Switzerland	1,444	122,415
			211,584
Marine 1.6%			
A.P. Moller - Maersk AS, B	Denmark	22	175,067
Media 2.8%			
British Sky Broadcasting Group PLC	United Kingdom	4,232	44,335
Eutelsat Communications	France	2,184	73,623
[a] Kabel Deutschland GmbH	Germany	1,643	46,483
Sinomedia Holding Ltd.	China	426,800	97,559
[a] VisionChina Media Inc., ADR	China	16,370	49,110
			311,110
Multi-Utilities 3.8%			
Enia SpA	Italy	20,870	131,975
GDF Suez	France	4,112	118,195
Hera SpA	Italy	13,687	22,617
Iren SpA	Italy	11,207	16,861
RWE AG	Germany	2,131	140,258
			429,906
Oil, Gas & Consumable Fuels 3.4%			
BP PLC	United Kingdom	10,280	49,000
Eni SpA	Italy	3,276	60,867
Royal Dutch Shell PLC, A	United Kingdom	5,468	138,780
Total SA, B	France	2,963	133,968
			382,615
Pharmaceuticals 0.3%			
Novartis AG	Switzerland	639	31,175
Real Estate Investment Trusts (REITs) 0.8%			
The Link REIT	Hong Kong	38,000	94,669

22 | Semiannual Report

[a]Non-income producing.

Semiannual Report | 23

Mutual International Fund

Statement of Investments, June 30, 2010 (unaudited) (continued)

At June 30, 2010, the Fund had the following forward exchange contracts outstanding. See Note 1(c).

24 | The accompanying notes are an integral part of these financial statements. | Semiannual Report

Semiannual Report | The accompanying notes are an integral part of these financial statements. | 25

26 | The accompanying notes are an integral part of these financial statements. | Semiannual Report

Semiannual Report | The accompanying notes are an integral part of these financial statements. | 27

28 | The accompanying notes are an integral part of these financial statements. | Semiannual Report

Mutual International Fund

Notes to Financial Statements (unaudited)

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Franklin Mutual Series Funds (Trust) is registered under the Investment Company Act of 1940, as amended, (1940 Act) as an open-end investment company, consisting of seven separate funds. The Mutual International Fund (Fund) is included in this report. The financial statements of the remaining funds in the Trust are presented separately. The Fund offers four classes of shares: Class Z, Class A, Class C, and Class R. Each class of shares differs by its initial sales load, contingent deferred sales charges, distribution fees, voting rights on matters affecting a single class and its exchange privilege.

The following summarizes the Fund’s significant accounting policies.

a. Financial Instrument Valuation

The Fund values its investments in securities and other assets and liabilities carried at fair value daily. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date.

Under procedures approved by the Fund’s Board of Trustees, the Fund may utilize independent pricing services, quotations from securities and financial instrument dealers, and other market sources to determine fair value.

Equity securities and derivative financial instruments (derivatives) listed on an exchange or on the NASDAQ National Market System are valued at the last quoted sale price or the official closing price of the day, respectively. Foreign equity securities are valued as of the close of trading on the foreign stock exchange on which the security is primarily traded, or the NYSE, whichever is earlier. The value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at the close of the NYSE on the day that the value of the security is determined. Over-the-counter securities are valued within the range of the most recent quoted bid and ask prices. Securities that trade in multiple markets or on multiple exchanges are valued according to the broadest and most representative market. Certain equity securities are valued based upon fundamental characteristics or relationships to similar securities.

Debt securities generally trade in the over-the-counter market rather than on a securities exchange. The Fund’s pricing services use multiple valuation techniques to determine fair value. In instances where sufficient market activity exists, the pricing services may utilize a market-based approach through which quotes from market makers are used to determine fair value. In instances where sufficient market activity may not exist or is limited, the pricing services also utilize proprietary valuation models which may consider market characteristics such as benchmark yield curves, option-adjusted spreads, credit spreads, estimated default rates, coupon rates, anticipated timing of principal repayments, underlying collateral, and other unique security features in order to estimate the relevant cash flows, which are then discounted to calculate the fair value. Securities denominated in a foreign currency are converted into their U.S. dollar equivalent at the foreign exchange rate in effect at the close of the NYSE on the date that the values of the foreign debt securities are determined.

Semiannual Report | 29

Mutual International Fund

Notes to Financial Statements (unaudited) (continued)

1.	ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (continued)
a.	Financial Instrument Valuation (continued)

Certain derivatives trade in the over-the-counter market. The Fund’s pricing services use various techniques including industry standard option pricing models and proprietary discounted cash flow models to determine the fair value of those instruments. The Fund’s net benefit or obligation under the derivative contract, as measured by the fair market value of the contract, is included in net assets.

The Fund has procedures to determine the fair value of securities and other financial instruments for which market prices are not readily available or which may not be reliably priced. Under these procedures, the Fund primarily employs a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. The Fund may also use an income-based valuation approach in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed.

Trading in securities on foreign exchanges and over-the-counter markets may be completed before the daily close of business on the NYSE. Occasionally, events occur between the time at which trading in a foreign security is completed and the close of the NYSE that might call into question the reliability of the value of a portfolio security held by the Fund. As a result, differences may arise between the value of the Fund’s portfolio securities as determined at the foreign market close and the latest indications of value at the close of the NYSE. In order to minimize the potential for these differences, the investment manager monitors price movements following the close of trading in foreign stock markets through a series of country specific market proxies (such as baskets of American Depository Receipts, futures contracts and exchange traded funds). These price movements are measured against established trigger thresholds for each specific market proxy to assist in determining if an event has occurred that may call into question the reliability of the values of the foreign securities held by the Fund. If such an event occurs, the securities may be valued using fair value procedures, which may include the use of independent pricing services.

b. Foreign Currency Translation

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. The Fund may enter into foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of securities, income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. Occasionally, events may impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the Fund’s Board of Trustees.

30 | Semiannual Report

Mutual International Fund

Notes to Financial Statements (unaudited) (continued)

1.	ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (continued)
b.	Foreign Currency Translation (continued)

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments on the Statement of Operations.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

c. Derivative Financial Instruments

The Fund may invest in derivatives in order to manage risk or gain exposure to various other investments or markets. Derivatives are financial contracts based on an underlying or notional amount, require no initial investment or an initial net investment that is smaller than would normally be required to have a similar response to changes in market factors, and require or permit net settlement. Derivatives may contain various risks including the potential inability of the coun-terparty to fulfill their obligations under the terms of the contract, the potential for an illiquid secondary market, and the potential for market movements which may expose the Fund to gains or losses in excess of the amounts shown on the Statement of Assets and Liabilities. Realized gain and loss and unrealized appreciation and depreciation on these contracts for the period are included in the Statement of Operations.

The Fund generally enters into forward exchange contracts in order to manage and/or gain exposure to certain foreign currencies. A forward exchange contract is an agreement between the Fund and a counterparty to buy or sell a foreign currency for a specific exchange rate on a future date. Pursuant to the terms of the forward exchange contracts, cash or securities may be required to be deposited as collateral. Unrestricted cash received may be invested according to the Fund’s investment objectives.

See Note 8 regarding other derivative information.

d. Securities Sold Short

The Fund is engaged in selling securities short, which obligates the Fund to replace a borrowed security with the same security at current market value. The Fund incurs a loss if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund realizes a gain if the price of the security declines between those dates. Gains are limited to the price at which the Fund sold the security short, while losses are potentially unlimited in size.

Semiannual Report | 31

Mutual International Fund

Notes to Financial Statements (unaudited) (continued)

1.	ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (continued)
d.	Securities Sold Short (continued)

The Fund is required to establish a margin account with the broker lending the security sold short. While the short sale is outstanding, the broker retains the proceeds of the short sale and the Fund must maintain a deposit with broker consisting of cash and/or securities having a value equal to a specified percentage of the value of the securities sold short. The Fund is obligated to pay stock loan fees for borrowing the securities sold short and is required to pay the counterparty any dividends or interest due on securities sold short. Such dividends or interest and any stock loan fees are recorded as an expense to the Fund.

e. Income Taxes

It is the Fund’s policy to qualify as a regulated investment company under the Internal Revenue Code and to distribute to shareholders substantially all of its taxable income and net realized gains. As a result, no provision for federal income taxes is required. The Fund files U.S. income tax returns as well as tax returns in certain other jurisdictions. As of June 30, 2010, and for all open tax years, the Fund has determined that no provision for income tax is required in the Fund’s financial statements. Open tax years are those that remain subject to examination by such taxing authorities, which in the case of the U.S. is three years after the filing of a fund’s tax return.

Foreign securities held by the Fund may be subject to foreign taxation on dividend income received. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests.

f. Security Transactions, Investment Income, Expenses and Distributions

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Amortization of premium and accretion of discount on debt securities are included in interest income. Dividend income and dividends declared on securities sold short are recorded on the ex-dividend date except that certain dividends from foreign securities are recognized as soon as the Fund is notified of the ex-dividend date. Distributions to shareholders are recorded on the ex-dividend date and are determined according to income tax regulations (tax basis). Distributable earnings determined on a tax basis may differ from earnings recorded in accordance with accounting principles generally accepted in the United States of America. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.

Common expenses incurred by the Trust are allocated among the funds based on the ratio of net assets of each fund to the combined net assets of the Trust. Fund specific expenses are charged directly to the fund that incurred the expense.

32 | Semiannual Report

Mutual International Fund

Notes to Financial Statements (unaudited) (continued)

1.	ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (continued)
f.	Security Transactions, Investment Income, Expenses and Distributions (continued)

Realized and unrealized gains and losses and net investment income, not including class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class. Differences in per share distributions, by class, are generally due to differences in class specific expenses.

g. Offering Costs

Offering costs are amortized on a straight line basis over twelve months.

h. Accounting Estimates

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

i. Guarantees and Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust, on behalf of the Fund, enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. Currently, the Trust expects the risk of loss to be remote.

2. SHARES OF BENEFICIAL INTEREST

At June 30, 2010, there were an unlimited number of shares authorized (without par value).

Transactions in the Fund’s shares were as follows:

Semiannual Report | 33

3. TRANSACTIONS WITH AFFILIATES

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton Investments. Certain officers and trustees of the Fund are also officers and/or directors of the following subsidiaries:

Subsidiary

Franklin Mutual Advisers, LLC (Franklin Mutual) Franklin Templeton Services, LLC (FT Services) Franklin Templeton Distributors, Inc. (Distributors)

Franklin Templeton Investor Services, LLC (Investor Services)

Affiliation Investment manager Administrative manager Principal underwriter Transfer agent

a. Management Fees

The Fund pays an investment management fee to Franklin Mutual of 0.80% per year of the average daily net assets of the Fund.

b. Administrative Fees

The Fund pays its allocated share of an administrative fee to FT Services based on the Trust’s aggregate average daily net assets as follows:

34 | Semiannual Report

Mutual International Fund

Notes to Financial Statements (unaudited) (continued)

3.	TRANSACTIONS WITH AFFILIATES (continued)
c.	Distribution Fees

The Fund’s Board of Trustees has adopted distribution plans for each share class, with the exception of Class Z shares, pursuant to Rule 12b-1 under the 1940 Act. Under the Fund’s Class A reimbursement distribution plan, the Fund reimburses Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund’s shares up to the maximum annual plan rate. Under the Class A reimbursement distribution plan, costs exceeding the maximum for the current plan year cannot be reimbursed in subsequent periods.

In addition, under the Fund’s Class C and R compensation distribution plans, the Fund pays Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund’s shares up to the maximum annual plan rate for each class.

The maximum annual plan rates, based on the average daily net assets, for each class, are as follows:

The Board of Trustees has set the current rate at 0.30% per year for Class A shares until further notice and approval by the Board.

d. Sales Charges/Underwriting Agreements

Distributors has advised the Fund of the following commission transactions related to the sales and redemptions of the Fund’s shares for the period:

e. Transfer Agent Fees

For the period ended June 30, 2010, the Fund paid transfer agent fees of $7,831, of which $5,619 was retained by Investor Services.

f. Waiver and Expense Reimbursements

Franklin Mutual and FT Services have contractually agreed in advance to waive or limit their respective fees and to assume as their own expense certain expenses otherwise payable by the Fund so that the common expenses (i.e. a combination of management fees, administrative fees, and other expenses, but excluding distribution fees, and acquired fund fees and expenses) for each class of the Fund do not exceed 1.17% (other than certain non-routine expenses or costs, including those relating to litigation, indemnification, reorganizations, and liquidations) until April 30, 2011.

Semiannual Report | 35

Mutual International Fund

Notes to Financial Statements (unaudited) (continued)

3.	TRANSACTIONS WITH AFFILIATES (continued)
g.	Other Affiliated Transactions

At June 30, 2010, Franklin Advisers Inc., an affiliate of the Investment Manager, owned 21.45% of the Fund’s outstanding shares.

4. EXPENSE OFFSET ARRANGEMENT

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund’s custodian expenses. During the period ended June 30, 2010, there were no credits earned.

5. INCOME TAXES

At June 30, 2010, the cost of investments and net unrealized appreciation (depreciation) for income tax purposes were as follows:

Net investment income differs for financial statement and tax purposes primarily due to differing treatments of foreign currency transactions, passive foreign investment company shares, non-deductible expenses and offering costs.

Net realized gains (losses) differ for financial statement and tax purposes primarily due to differing treatments of wash sales, foreign currency transactions, and passive foreign investment company shares.

6. INVESTMENT TRANSACTIONS

Purchases and sales of investments (excluding short term securities and securities sold short) for the period ended June 30, 2010, aggregated $4,103,347 and $1,270,356, respectively.

7. CONCENTRATION OF RISK

Investing in foreign securities may include certain risks and considerations not typically associated with investing in U.S. securities, such as fluctuating currency values and changing local and regional economic, political and social conditions, which may result in greater market volatility. In addition, certain foreign securities may not be as liquid as U.S. securities.

36 | Semiannual Report

Mutual International Fund

Notes to Financial Statements (unaudited) (continued)

8. OTHER DERIVATIVE INFORMATION

At June 30, 2010, the Fund has invested in derivative contracts which are reflected on the Statement of Assets and Liabilities as follows:

For the period ended June 30, 2010, the effect of derivative contracts on the Fund’s Statement of Operations was as follows:

aRepresents the average number of notional amount for derivative contracts outstanding during the period. For derivative contracts denominated in foreign currencies, notional amounts are converted into U.S. dollars.

See Note 1(c) regarding derivative financial instruments.

9. CREDIT FACILITY

The Fund, together with other U.S. registered and foreign investment funds (collectively “Borrowers”), managed by Franklin Templeton Investments, are borrowers in a joint syndicated senior unsecured credit facility totaling $750 million (Global Credit Facility) which matures on January 21, 2011. This Global Credit Facility provides a source of funds to the Borrowers for temporary and emergency purposes, including the ability to meet future unanticipated or unusually large redemption requests.

Semiannual Report | 37

Mutual International Fund

Notes to Financial Statements (unaudited) (continued)

9. CREDIT FACILITY (continued)

Under the terms of the Global Credit Facility, the Fund shall, in addition to interest charged on any borrowings made by the Fund and other costs incurred by the Fund, pay its share of fees and expenses incurred in connection with the implementation and maintenance of the Global Credit Facility, based upon its relative share of the aggregate net assets of all of the Borrowers, including an annual commitment fee of 0.10% based upon the unused portion of the Global Credit Facility, which is reflected in other expenses on the Statement of Operations. During the period ended June 30, 2010, the Fund did not use the Global Credit Facility.

10. FAIR VALUE MEASUREMENTS

The Fund follows a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Fund’s own market assumptions (unobservable inputs). These inputs are used in determining the value of the Fund’s investments and are summarized in the following fair value hierarchy:

  Level 1 – quoted prices in active markets for identical securities

  Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speed, credit risk, etc.)

  Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

For movements between the levels within the fair value hierarchy, the Fund has adopted a policy of recognizing the transfers as of the date of the underlying event which caused the movement.

The following is a summary of the inputs used as of June 30, 2010, in valuing the Fund’s assets and liabilities carried at fair value:

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Mutual International Fund

Notes to Financial Statements (unaudited) (continued)

11. SUBSEQUENT EVENTS

The Fund has evaluated subsequent events through the issuance of the financial statements and determined that no events have occurred that require disclosure.

Semiannual Report | 39

Mutual International Fund

Shareholder Information

Board Review of Investment Management Agreement

The Board of Trustees (Board), including the independent trustees, at a Board meeting held on May 18, 2010, unanimously approved renewal of the Fund’s investment management agreement, as well as the Fund’s administrative services agreement. Prior to a meeting of all the trustees for the purpose of considering such renewals, the independent trustees held three meetings dedicated to the renewal process (those trustees unable to attend in person were present by telephonic conference means). Throughout the process, the independent trustees received assistance and advice from and met separately with independent counsel. The independent trustees met with and interviewed officers of the investment manager (including portfolio managers), the transfer agent and shareholder services group and the distributor. In approving the renewal of the investment management agreement and the administrative services agreement for the Fund, the Board, including the independent trustees, determined that the existing investment management fee structure was fair and reasonable and that continuance of the agreements was in the best interests of the Fund and its shareholders.

In reaching their decision on the investment management agreement (as well as the administrative services agreement), the trustees took into account information furnished throughout the year at regular Board meetings, as well as information specifically requested and furnished for the renewal process, which culminated in the meetings referred to above for the specific purpose of considering such agreements. Information furnished throughout the year included, among others, reports on the Fund’s investment performance, expenses, portfolio composition, portfolio brokerage execution, soft dollars/client commission arrangements, derivatives, securities lending, portfolio turnover, Rule 12b-1 plans, distribution, shareholder servicing, compliance, pricing of securities and sales and redemptions, along with related financial statements and other information about the scope and quality of services provided by the investment manager and its affiliates and enhancements to such services over the past year. In addition, the trustees received periodic reports throughout the year and during the renewal process relating to compliance with the Fund’s investment policies and restrictions. During the renewal process, the independent trustees considered the investment manager’s methods of operation within the Franklin Templeton group and its activities on behalf of other clients.

The information obtained by the trustees during the renewal process also included a special report prepared by Lipper, Inc. (Lipper), an independent third-party analyst, comparing the Fund’s investment performance and expenses with those of other mutual funds deemed comparable to the Fund as selected by Lipper (Lipper Section 15(c) Report). The trustees reviewed the Lipper Section 15(c) Report and its usefulness in the renewal process with respect to matters such as comparative fees, expenses, expense ratios, performance and volatility. They concluded that the report continues to be a reliable resource in the performance of their duties.

In addition, the trustees received and reviewed a report on the investment manager’s (and its parent’s) profitability (Profitability Study). Over the past year, the Board and counsel to the independent trustees continued to receive reports on management’s handling of recent regulatory

40 | Semiannual Report

Mutual International Fund

Shareholder Information (continued)

Board Review of Investment Management Agreement (continued)

actions and pending legal actions against the investment manager and its affiliates. The independent trustees were satisfied with the actions taken to date by management in response to such regulatory and legal proceedings.

Particular attention was given to management’s diligent risk management procedures, including continuous monitoring of counterparty credit risk and attention given to derivatives and other complex instruments. The Board also took into account, among other things, management’s efforts in establishing a global credit facility for the benefit of the Fund and other accounts managed by Franklin Templeton Investments to provide a source of cash for temporary and emergency purposes or to meet unusual redemption requests as well as the strong financial position of the investment manager’s parent company and its commitment to the mutual fund business as evidenced by its subsidization of money market funds. The trustees also noted management’s efforts to minimize any negative impact on the nature and quality of services provided to the Fund arising from Franklin Templeton Investments’ implementation of a hiring freeze and employee reductions in response to market conditions during the latter part of 2008 and early 2009.

In addition to the above and other matters considered by the trustees throughout the course of the year, the following discussion relates to certain primary factors relevant to the Board’s decision. This discussion of the information and factors considered by the Board (as well as the discussion above) is not intended to be exhaustive, but rather summarizes certain factors considered by the Board. In view of the wide variety of factors considered, the Board did not, unless otherwise noted, find it practicable to quantify or otherwise assign relative weights to the foregoing factors. In addition, individual trustees may have assigned different weights to various factors.

NATURE, EXTENT AND QUALITY OF SERVICES. The trustees reviewed the nature, extent and quality of the services provided by the investment manager. In this regard, they reviewed the Fund’s investment approach and concluded that, in their view, it continues to differentiate the Fund from typical core investment products in the mutual fund field. The trustees cited the investment manager’s ability to implement the Fund’s disciplined value investment approach and its long-term relationship with the Fund as reasons that shareholders choose to invest, and remain invested, in the Fund. The trustees reviewed the Fund’s portfolio management team, including its performance, staffing, skills and compensation program. With respect to portfolio manager compensation, management assured the trustees that the Fund’s long-term performance is a significant component of incentive-based compensation and noted that a portion of a portfolio manager’s incentive-based compensation is paid in shares of predesignated funds from the portfolio manager’s fund management area. The trustees noted that the portfolio manager compensation program aligned the interests of the portfolio managers with that of Fund shareholders. The trustees discussed with management various other products, portfolios and entities that are advised by the investment manager and the allocation of assets and expenses among and within them, as well as their relative fees and reasons for differences with respect thereto and any potential conflicts.

Semiannual Report | 41

Mutual International Fund

Shareholder Information (continued)

Board Review of Investment Management Agreement (continued)

During regular Board meetings and the aforementioned meetings of the independent trustees, the trustees received reports and presentations on the investment manager’s best execution trading policies. The trustees considered periodic reports provided to them showing that the investment manager complied with the investment policies and restrictions of the Fund as well as other reports periodically furnished to the Board covering matters such as the compliance of portfolio managers and other management personnel with the code of ethics covering the investment management personnel, the adherence to fair value pricing procedures established by the Board and the accuracy of net asset value calculations. The Board noted the extent of the benefits provided to Fund shareholders from being part of the Franklin Templeton group, including the right to exchange investments between funds (same class) without a sales charge, the ability to reinvest Fund dividends into other funds and the right to combine holdings of other funds to obtain reduced sales charges. The trustees considered the significant recent efforts to develop, test and implement compliance procedures established in accordance with SEC requirements.

The trustees also reviewed the nature, extent and quality of the Fund’s other service agreements to determine that, on an overall basis, Fund shareholders were well served. In this connection, the Board also took into account administrative and transfer agent and shareholder services provided to Fund shareholders by an affiliate of the investment manager, noting continuing expenditures by management to increase and improve the scope of such services and favorable periodic reports on shareholder services conducted by independent third parties. While such considerations directly affected the trustees’ decision in renewing the Fund’s administrative services and transfer agent and shareholder services agreement, the Board also considered these commitments as incidental benefits to Fund shareholders deriving from the investment management relationship.

Based on their review, the trustees were satisfied with the nature and quality of the overall services provided by the investment manager and its affiliates to the Fund and its shareholders and were confident in the abilities of the management team to continue the disciplined value investment approach of the Fund and to provide quality services to the Fund and its shareholders.

INVESTMENT PERFORMANCE. The trustees reviewed the investment performance of the Fund for the period that commenced on May 31, 2009 (the Fund’s inception date), and ended on December 31, 2009. As part of their review, they inquired of management regarding benchmarks, style drift and restrictions on permitted investments. Consideration was also given to performance in the context of available levels of cash during the periods. The trustees had meetings during the year, including the meetings referred to above held in connection with the renewal process, with the Fund’s portfolio managers to discuss performance and the management of the Fund. In addition, attention in assessing performance was given to the Lipper Section 15(c) Report. That report showed the investment performance of the Fund (Class A shares) in comparison to other funds determined comparable by Lipper.

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Mutual International Fund

Shareholder Information (continued)

Board Review of Investment Management Agreement (continued)

The comparable funds to the Fund, as chosen by Lipper, included all retail and institutional international multi-cap value funds. The Fund had total returns in the second-best performing quintile for the period that commenced on May 31, 2009, and ended on December 31, 2009. The Board was satisfied with such comparative performance and concluded that the Fund had performed well in the context of the Fund’s objectives.

COMPARATIVE EXPENSES AND MANAGEMENT PROFITABILITY. The trustees considered the cost of the services provided and to be provided and the losses incurred by the investment manager and its affiliates from their respective relationships with the Fund. In considering the appropriateness of the management fee and other expenses charged the Fund, the Board took into account various factors including investment performance and matters relating to Fund operations, including, but not limited to, the quality and experience of its portfolio managers and research staff. As part of this discussion, the Board took into account the proposed extension for an additional year of the fee waiver and expense limitation arrangement. Consideration was also given to a comparative analysis in the Lipper Section 15(c) Report of the investment management fee and total expense ratios of the Fund in comparison with those of a group of other funds selected by Lipper as its appropriate Lipper expense group. Lipper expense data is based upon information taken from the Fund’s most recent annual report, which reflects historical asset levels that may be quite different from those currently existing, particularly in a period of market volatility. While recognizing such inherent limitation and the fact that expense ratios generally increase as assets decline and decrease as assets grow, the Board believed the independent analysis conducted by Lipper to be an appropriate measure of comparative expenses.

In reviewing comparative costs, emphasis was given to the Fund’s contractual management fee in comparison with the contractual management fee that would have been charged by other funds within its Lipper expense group assuming they were similar in size to the Fund, as well as the actual total expenses of the Fund in comparison with those of its Lipper expense group. The Lipper contractual management fee analysis includes administrative charges as being part of the management fee, and total expenses, for comparative consistency, are shown by Lipper for Fund Class A shares.

The Fund’s contractual management fee rate was in the second least expensive quintile of its Lipper expense group and its total expenses were in the least expensive quintile of such group. The Board was satisfied with such comparative expenses.

The trustees also reviewed the Profitability Study addressing profitability of Franklin Resources, Inc., from its overall U.S. fund business, as well as the lack of profitability of the investment manager to the Fund, from providing investment management and other services to the Fund during the period that commenced on May 31, 2009 (the Fund’s inception date), and ended September 30, 2009, the most recent fiscal year-end of Franklin Resources, Inc. The trustees noted that this analysis is reviewed every other year by independent accountants based on agreed-upon methodologies. The trustees reviewed the basis on which such reports are prepared and the reasonableness

Semiannual Report | 43

Mutual International Fund

Shareholder Information (continued)

Board Review of Investment Management Agreement (continued)

of the cost allocation methodology utilized in the Profitability Study, it being recognized that allocation methodologies may each be reasonable while producing different results. The independent trustees reviewed the investment manager’s method of assignment and allocation of actual expenses to the Fund, allocations for other accounts managed by the investment manager and the method of allocations in the Profitability Study.

The independent trustees met with management to discuss the Profitability Study. This included, among other things, a comparison of investment management income with investment management expenses of the Fund; comparison of underwriting revenues and expenses; the relative relationship of investment management and underwriting expenses; shareholder servicing losses; economies of scale; and the relative contribution of the Fund to the profitability of the investment manager and its parent. In discussing the Profitability Study with the Board, the investment manager stated its belief that the costs incurred in establishing the infrastructure necessary to operate the type of mutual fund operations conducted by it and its affiliates may not be fully reflected in the expenses allocated to the Fund in determining its profitability.

The trustees considered an additional Lipper study analyzing the profitability of the parent of the investment manager as compared to other publicly held investment managers, which also aided the trustees in considering profitability excluding distribution costs. The Board also took into account management’s expenditures in improving shareholder services provided to the Funds, as well as the need to meet additional regulatory and compliance requirements resulting from the Sarbanes-Oxley Act and recent SEC and other regulatory requirements. The trustees also considered the extent to which the investment manager may derive ancillary benefits from Fund operations, including those derived from economies of scale, discussed below, the allocation of Fund brokerage and the use of commission dollars to pay for research and other similar services.

Based upon their consideration of all these factors, the trustees determined that the investment management fee structure was fair and reasonable.

ECONOMIES OF SCALE. The Board considered economies of scale realized by the investment manager and its affiliates as the Fund grows larger and the extent to which they are shared with Fund shareholders, as for example, in the level of the investment management fee charged, in the quality and efficiency of services rendered and in increased capital commitments benefiting the Fund directly or indirectly. Since the Fund had only commenced operations on May 31, 2009, and due to the limited size of assets under management, the Board concluded that economies of scale were difficult to consider at that time.

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Mutual International Fund

Shareholder Information (continued)

Proxy Voting Policies and Procedures

The Fund’s investment manager has established Proxy Voting Policies and Procedures (Policies) that the Fund uses to determine how to vote proxies relating to portfolio securities. Shareholders may view the Fund’s complete Policies online at franklintempleton.com. Alternatively, shareholders may request copies of the Policies free of charge by calling the Proxy Group collect at (954) 527-7678 or by sending a written request to: Franklin Templeton Companies, LLC, 500 East Broward Boulevard, Suite 1500, Fort Lauderdale, FL 33394, Attention: Proxy Group. Copies of the Fund’s proxy voting records are also made available online at franklintempleton.com and posted on the U.S. Securities and Exchange Commission’s website at sec.gov and reflect the most recent 12-month period ended June 30.

Quarterly Statement of Investments

The Fund files a complete statement of investments with the U.S. Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission’s website at sec.gov. The filed form may also be viewed and copied at the Commission’s Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling (800) SEC-0330.

Semiannual Report | 45

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Semiannual Report and Shareholder Letter

MUTUAL INTERNATIONAL FUND

Investment Manager
Franklin Mutual Advisers, LLC
101 John F. Kennedy Parkway
Short Hills, NJ 07078

Distributor
Franklin Templeton Distributors, Inc.
(800) DIAL BEN®
franklintempleton. com

Shareholder Services
(800) 632-2301 - (Class A, C & R)
(800) 448-FUND - (Class Z)

Authorized for distribution only when accompanied or preceded by a summary prospectus and/or prospectus. Investors should carefully consider a fund’s investment goals, risks, charges and expenses before investing. A prospectus contains this and other information; please read it carefully before investing.

To ensure the highest quality of service, telephone calls to or from our service departments may be monitored, recorded and accessed. These calls can be identified by the presence of a regular beeping tone.

  2010 Franklin Templeton Investments. All rights reserved.

  S 08/10

Item 2. Code of Ethics.

(a) The Registrant has adopted a code of ethics that applies to its principal executive officers and principal financial and accounting officer.

(c) N/A

(d) N/A

(f) Pursuant to Item 12(a)(1), the Registrant is attaching as an exhibit a copy of its code of ethics that applies to its principal executive officers and principal financial and accounting officer.

Item 3. Audit Committee Financial Expert.

(a)(1) The registrant has an audit committee financial expert serving on its audit committee.

(2) The audit committee financial expert is Ann Torre Bates, and she is “independent” as defined under the relevant Securities and Exchange Commission Rules and Releases.

Item 4. Principal Accountant Fees and Services. N/A

Item 5. Audit Committee of Listed Registrants.  N/A

Item 6. Schedule of Investments.          N/A

Item 7. Disclosure of Proxy Voting Policies and Procedures for

Closed-End Management Investment Companies.  N/A

Item 8. Portfolio Managers of Closed-End Management Investment Companies.  N/A

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.  N/A

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no changes to the procedures by which shareholders may recommend nominees to the Registrant's board of trustees that would require disclosure herein.

Item 11. Controls and Procedures.

(a)  Evaluation of Disclosure Controls and Procedures.  The Registrant maintains disclosure controls and procedures that are designed to ensure that information required to be disclosed in the Registrant’s filings under the Securities Exchange Act of 1934 and the Investment Company Act of 1940 is recorded, processed, summarized and reported within the periods specified in the rules and forms of the Securities and Exchange Commission.  Such information is accumulated and communicated to the Registrant’s management, including its principal executive officer and principal financial officer, as appropriate, to allow timely decisions regarding required disclosure.  The Registrant’s management, including the principal executive officer and the principal financial officer, recognizes that any set of controls and procedures, no matter how well designed and operated, can provide only reasonable assurance of achieving the desired control objectives.

Within 90 days prior to the filing date of this Shareholder Report on Form N-CSR, the Registrant had carried out an evaluation, under the supervision and with the participation of the Registrant’s management, including the Registrant’s principal executive officer and the Registrant’s principal financial officer, of the effectiveness of the design and operation of the Registrant’s disclosure controls and procedures.  Based on such evaluation, the Registrant’s principal executive officer and principal financial officer concluded that the Registrant’s disclosure controls and procedures are effective.

(b)   Changes in Internal Controls.  There have been no significant changes in the Registrant’s internal controls or in other factors that could significantly affect the internal controls subsequent to the date of their evaluation in connection with the preparation of this Shareholder Report on Form N-CSR.

Item 12. Exhibits.

(a)(1) Code of Ethics

(a)(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 of Laura F. Fergerson, Chief Executive Officer - Finance and Administration, and Matthew T. Hinkle, Chief Financial Officer and Chief Accounting Officer

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 of Laura F. Fergerson, Chief Executive Officer - Finance and Administration, and Matthew T. Hinkle, Chief Financial Officer and Chief Accounting Officer

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

FRANKLIN MUTUAL SERIES FUNDS

By /s/ LAURA F. FERGERSON

Laura F. Fergerson

Chief Executive Officer –

 Finance and Administration

Date  August 26, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By /s/ LAURA F. FERGERSON

Laura F. Fergerson

Chief Executive Officer –

 Finance and Administration

Date  August 26, 2010

By /s/ MATTHEW T. HINKLE

Matthew T. Hinkle

Chief Financial Officer and

Chief Accounting Officer

Date  August 26, 2010